As filed with Securities and Exchange Commission on February 20, 2009.

                                               File Nos. 333-29511 and 811-08261

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

           Registration Statement Under the Securities Act of 1933 [X]
                         Pre-Effective Amendment No. [ ]
                       Post-Effective Amendment No. 25 [X]

                                     and/or

       Registration Statement Under the Investment Company Act of 1940 [X]
                              Amendment No. 27 [X]
                       -----------------------------------

                              MEMBERS Mutual Funds
                             5910 Mineral Point Road
                                Madison, WI 53705
                                 (608) 238-5851
             (Registrant's Exact Name, Address and Telephone Number)

                            Pamela M. Krill, Esquire
                       Managing Associate General Counsel
                          CUNA Mutual Insurance Society
                             5910 Mineral Point Road
                                Madison, WI 53705
                     (Name and Address of Agent for Service)

                  --------------------------------------------

It is proposed that this filing will become effective (check appropriate box)

[ ] immediately upon filing pursuant to paragraph (b)
[X] on February 28, 2009 pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] on (date) pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                                       MEMBERS MUTUAL FUNDS LOGO

                             MEMBERS(R) MUTUAL FUNDS
                         PROSPECTUS - FEBRUARY 28, 2009


    CONSERVATIVE ALLOCATION FUND                    LARGE CAP VALUE FUND

     MODERATE ALLOCATION FUND                       LARGE CAP GROWTH FUND

     AGGRESSIVE ALLOCATION FUND                      MID CAP VALUE FUND

        CASH RESERVES FUND                          MID CAP GROWTH FUND

            BOND FUND                               SMALL CAP VALUE FUND

         HIGH INCOME FUND                           SMALL CAP GROWTH FUND

      DIVERSIFIED INCOME FUND                     INTERNATIONAL STOCK FUND


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the shares in these funds, nor does the Commission guarantee the accuracy or adequacy of the prospectus. Any statement to the contrary is a criminal offense.

                             MEMBERS(R) MUTUAL FUNDS


                                TABLE OF CONTENTS

This section describes the investment objectives, strategies and risks, and fees and expenses of each portfolio (or "fund") of the MEMBERS Mutual Funds.

THE FUNDS
  Conservative Allocation Fund ............................................... 1
  Moderate Allocation Fund ................................................... 4
  Aggressive Allocation Fund  ................................................ 7
  Cash Reserves Fund .........................................................11
  Bond Fund ..................................................................13
  High Income Fund ...........................................................15
  Diversified Income Fund ....................................................17
  Large Cap Value Fund .......................................................19
  Large Cap Growth Fund ......................................................21
  Mid Cap Value Fund .........................................................23
  Mid Cap Growth Fund ........................................................25
  Small Cap Value Fund .......................................................27
  Small Cap Growth Fund ......................................................29
  International Stock Fund ...................................................31
  Fees and Expenses ..........................................................34

This section explains your account options, sales charges and fees, and how to open an account and purchase, exchange and sell shares of the MEMBERS Mutual
Funds.

YOUR ACCOUNT
  Choosing a Share Class .....................................................38
  How to Contact Us ..........................................................39
  Opening an Account  ........................................................39
  Purchasing Shares ..........................................................40
  Purchasing by Exchange .....................................................41
  Sales Charges and Fees .....................................................41
  Distribution and Service Plans .............................................48
  Selling Shares .............................................................49
  General Policies ...........................................................50
  Additional Investor Services ...............................................52
  Distributions and Taxes ....................................................53

These sections give you additional information about the MEMBERS Mutual Funds.

INVESTMENT ADVISER ...........................................................54

PORTFOLIO MANAGEMENT .........................................................55

FINANCIAL HIGHLIGHTS .........................................................57

MORE INFORMATION ABOUT MEMBERS MUTUAL FUNDS ..................................57

PRIVACY NOTICE ...............................................................74


Additional information about each fund's investments is available in the annual and semi-annual reports to shareholders of the MEMBERS Mutual Funds. In particular, the funds' annual reports will discuss the relevant market conditions and investment strategies used by the funds' portfolio managers that materially affected the funds' performance during the prior fiscal year. Additional information about the funds is available in the Statement of Additional Information (the "SAI"). You may get a copy of any of these reports at no cost by calling 1-800-877-6089 or visiting our website at www.membersfunds.com.

Please note that an investment in any of these funds is not a deposit in a credit union or other financial institution and is neither insured nor endorsed in any way by any credit union, other financial institution, or government agency. Such an investment involves certain risks, including loss of principal, and is not guaranteed to result in positive investment gains. These funds may not achieve their investment objectives.

                          CONSERVATIVE ALLOCATION FUND


--------------------------------------------------------------------------------

INVESTOR PROFILE

Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you:


o want a core investment;

o seek higher potential returns than bond funds and are willing to accept moderate risk of volatility;

o want a well-diversified and relatively stable investment allocation;

                                       or

o are retired or nearing retirement.


You may want to invest fewer of your assets in this fund if you:


o are investing for maximum return over a long time horizon;

                                       or

o need absolute stability of your principal.


PORTFOLIO MANAGEMENT

Who makes the investment decisions for this fund?

Scott D. Opsal, CFA, Scott R. Powell, CFA and Patrick F. Ryan, CIMA, at MEMBERS Capital Advisors are the fund's co-portfolio managers. See the "Portfolio Management" section for further information regarding the portfolio managers.

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE - What is this fund's goal?

The CONSERVATIVE ALLOCATION FUND seeks income, capital appreciation and relative stability of value.

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES - How does this fund pursue its objective?

The Conservative Allocation Fund invests primarily in shares of other registered investment companies ("underlying funds"). The fund will be diversified among a number of asset classes and its allocation among underlying funds will be based on an asset allocation model developed by MEMBERS Capital Advisors ("MCA"), the fund's investment adviser. Under normal circumstances, the fund's total net assets will be allocated among various asset classes and underlying funds, including those whose shares trade on a stock exchange (exchange traded funds or "ETFs"). Underlying funds in which the fund invests may include underlying funds advised by MCA (the "affiliated underlying funds'). Generally, MCA will not invest more than 75% of the fund's net assets, at the time of purchase, in affiliated underlying funds. Although actual allocations may vary, the fund's current asset allocation among asset classes and underlying funds is approximately:

   0-20%    money market funds;
   0-80%    debt securities (e.g., bond funds);
   0-20%    below-investment grade debt securities (e.g., high income funds);
   0-50%    equity securities (e.g., U.S. stock funds);
   0-50%    foreign securities (e.g., international stock and bond funds); and
   0-20%    alternative asset classes (e.g., real estate investment trust funds, natural resources funds, precious metal funds).

MCA may employ multiple analytical approaches to determine the appropriate asset allocation for the fund, including:


  o Asset allocation optimization analysis. This approach considers the covariance between asset class returns (the degree to which returns in different asset classes do or do not move together), and the fund's aim to achieve a favorable overall risk profile for any targeted level of portfolio return.
  o Scenario analysis. This approach analyzes historical and expected return data to model how individual asset classes and combinations of asset classes would affect the fund under different economic and market conditions.
  o Fundamental analysis. This approach draws upon MCA's equity and fixed income professionals to judge each asset class against current and forecasted market conditions. Economic, industry and security level research will be utilized to develop return and risk expectations that may influence asset class selection.
  o MCA's Investment Policy Committee ("IPC"). The IPC provides recommendations for the asset allocation mix and mutual fund ownership guidelines (affiliated and unaffiliated) in a manner consistent with the fund's objective.


Although the fund expects to pursue its investment objective utilizing its principal investment strategies regardless of market conditions, the fund may invest up to 100% in money market instruments. To the extent the fund engages in this temporary defensive position, the fund's ability to achieve its investment objective may be diminished.

--------------------------------------------------------------------------------


PRINCIPAL RISKS - What are the main risks of investing in this fund?

The fund is a fund of funds, meaning that it invests primarily in the shares of underlying funds, including ETFs. Thus, the fund's investment performance and its ability to achieve its investment goal are directly related to the performance of the underlying funds in which it invests. Each underlying fund's performance, in turn, depends on the particular securities in which that underlying fund invests and the expenses of that underlying fund. Accordingly, the fund is subject to the risks of the underlying funds in direct proportion to the allocation of its assets among the underlying funds. You could lose money as a result of your investment.

                          CONSERVATIVE ALLOCATION FUND

The fund, through the underlying funds, is most subject to INTEREST RATE RISK, the risk that the value of your investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of income-bearing securities. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk.

The fund, through the underlying funds, is also subject to CREDIT RISK, the risk that issuers of debt securities may be unable to meet their interest or principal payment obligations when due. There is also PREPAYMENT/EXTENSION RISK, which is the chance that a rise or fall in interest rates will reduce/extend the life of a mortgage-backed security by increasing/decreasing mortgage prepayments, typically reducing the underlying fund's return. To the extent that the underlying funds invest in NON-INVESTMENT GRADE SECURITIES (i.e., "junk" bonds), the fund is also subject to above-average credit, market and other risks.

While the majority of the fund's assets will typically be invested in underlying funds that invest primarily in debt securities, to the extent that the fund invests in underlying funds that invest in equities, this fund is subject to MARKET RISK, the risk that the value of an investment may fluctuate in response to stock market movements.


Investments in FOREIGN SECURITIES involve risks relating to currency fluctuations and to political, social and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may be greater in emerging markets. The investment markets of emerging countries are generally more volatile than markets of developed countries with more mature economies. A further discussion of the risks associated with foreign securities is included in the SAI.


The main risks of investing in ETFs are the same as investing in a portfolio of equity securities comprising the index on which the ETF is based, although lack of liquidity in an ETF could result in it being more volatile than the securities comprising the index. Additionally, the market prices of ETFs will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their net asset values.) Index-based ETF investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.


Additionally, the fund is subject to ASSET ALLOCATION RISK, which is the risk that the selection of the underlying funds and the allocation of the fund's assets among the various asset classes and market segments will cause the fund to underperform other funds with a similar investment objective.


CONSERVATIVE ALLOCATION FUND PERFORMANCE APPEARS ON THE NEXT PAGE.

                          CONSERVATIVE ALLOCATION FUND


--------------------------------------------------------------------------------


The following bar chart provides an illustration of the performance of the Class A shares of the Conservative Allocation Fund. The information in the bar chart and table provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's returns compare with market performance. The bar chart does not reflect the deduction of sales charges imposed on the Class A shares and also assumes the reinvestment of any dividends and distributions. If sales charges were deducted from the annual total returns shown below, the returns would have been lower.


             TOTAL RETURNS
        For periods ended 12/31

       [CHART OF TOTAL RETURNS]

YEAR                             VALUE
2007                             3.51%
2008                           -18.34%

              [END CHART]

 Best Calendar Quarter:      3Q 2007          1.95%
Worst Calendar Quarter:      4Q 2008         -8.83%

PLEASE REMEMBER THAT PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF THE RESULTS THE CONSERVATIVE ALLOCATION FUND MAY ACHIEVE IN THE FUTURE. FUTURE RETURNS MAY BE HIGHER OR LOWER THAN THE RETURNS THE FUND ACHIEVED IN THE PAST.

--------------------------------------------------------------------------------


The following table compares the performance of each class of shares of the Conservative Allocation Fund with the performance of the old Conservative Allocation Fund Custom Index, the new Conservative Allocation Fund Custom Index and the Merrill Lynch U.S. Corporate, Government and Mortgage Index, which are measures of the performance of the relevant market.

                          AVERAGE ANNUAL TOTAL RETURNS
                            (AS OF DECEMBER 31, 2008)


                                                                             SINCE INCEPTION     SINCE INCEPTION
                                                                  1 YEAR         6/30/2006          2/29/2008
                                                                  ------         ---------          ---------
CLASS A SHARES
   Return Before Taxes                                            -23.04%          -6.19%              N/A
   Return After Taxes on Distributions                            -23.91%          -7.10%              N/A
   Return After Taxes on Distributions and Sale of Fund Shares    -14.98%          -5.70%              N/A
CLASS B SHARES - Return Before Taxes                              -22.49%          -5.90%              N/A
CLASS C SHARES - Return Before Taxes                                 N/A             N/A            -18.34%

OLD CONSERVATIVE ALLOCATION FUND CUSTOM INDEX(1)                   -9.36%           1.31%            -8.11%
NEW CONSERVATIVE ALLOCATION FUND CUSTOM INDEX(2)                  -11.35%           0.97%            -9.88%
MERRILL LYNCH U.S. CORPORATE, GOVERNMENT AND MORTGAGE INDEX(3)      6.20%           7.56%             4.58%

Class A and B share returns shown above reflect payment of sales charges either upon purchase (A shares) or sale at the end of the period (B shares). Index returns shown do not reflect sales charges, fees, expenses or taxes.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only Class A shares. After-tax returns for Class B and Class C shares will vary.

------------------------
(1) The old Conservative Allocation Fund Custom Index consists of 55% Merrill Lynch U.S. Corporate, Government and Mortgage Index (formerly known as the Merrill Lynch U.S. Domestic Master Index), 30% Russell 1000 Index and 15% 90-day U.S. Treasury Bill. A description of the Merrill Lynch Index is set forth below. The Russell 1000(R) Index is a large-cap market index which measures the performance of the 1,000 largest U.S. companies in the Russell 3000(R) Index (the Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization).
(2) In February 2009, the custom benchmark for the fund was changed from the old Conservative Allocation Fund Custom Index to the new Conservative
    Allocation Fund Custom Index because the adviser believes the new custom benchmark better reflects the fund's asset allocation targets. The new Conservative Allocation Fund Custom Index consists of 65% Merrill Lynch
    U.S. Corporate, Government and Mortgage Index, 35% Russell 3000(R) Index and 5% MSCI EAFE Index. A description of the Merrill Lynch Index is set forth below. The Russell 3000(R) Index is set forth above. The MSCI EAFE (Europe, Australasia & Far East) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada.
(3) The Merrill Lynch U.S. Corporate, Government and Mortgage Index is a broad-based measure of the total rate of return performance of the U.S. investment-grade bond markets. The index is a capitalization-weighted aggregation of outstanding U.S. treasury, agency and supranational mortgage pass-through and investment-grade corporate bonds meeting specified selection criteria.


--------------------------------------------------------------------------------

                            MODERATE ALLOCATION FUND

--------------------------------------------------------------------------------

INVESTOR PROFILE
Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you:


o want a well-diversified investment allocation;

o have a longer investment time horizon and are willing to accept moderate risk for the potential of higher long-term returns;

o need a core investment;

                                       or

o seek a reasonable total return over the long term irrespective of its form (i.e., capital gains or ordinary income).


You may want to invest fewer of your assets in this fund if you:


o are investing for maximum return over a long time horizon;

                                       or

o require a high degree of stability of your principal.


PORTFOLIO MANAGEMENT
Who makes the investment decisions for this fund?

Scott D. Opsal, CFA, Scott R. Powell, CFA and Patrick F. Ryan, CIMA, at MEMBERS Capital Advisors are the fund's co-portfolio managers. See the "Portfolio Management" section for further information regarding the portfolio managers.

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE - What is this fund's goal?

The MODERATE ALLOCATION FUND seeks capital appreciation, income and moderated market risk.

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES - How does this fund pursue its objective?

The Moderate Allocation Fund invests primarily in shares of other registered investment companies ("underlying funds"). The fund will be diversified among a number of asset classes and its allocation among underlying funds will be based on an asset allocation model developed by MEMBERS Capital Advisors ("MCA"), the fund's investment adviser. Under normal circumstances, the fund's total net assets will be allocated among various asset classes and underlying funds, including those whose shares trade on a stock exchange (exchange traded funds or "ETFs"). Underlying funds in which the fund invests may include underlying funds advised by MCA (the "affiliated underlying funds'). Generally, MCA will not invest more than 75% of the fund's net assets, at the time of purchase, in affiliated underlying funds. Although actual allocations may vary, the fund's current asset allocation among asset classes and underlying funds is approximately:

   0-15%    money market funds;
   0-60%    debt securities (e.g., bond funds);
   0-20%    below-investment grade debt securities (e.g., high income funds);
   0-80%    equity securities (e.g., U.S. stock funds);
   0-60%    foreign securities (e.g., international stock and bond funds); and
   0-20%    alternative asset classes (e.g., real estate investment trust funds, natural resources funds, precious metal funds).

MCA may employ multiple analytical approaches to determine the appropriate asset allocation for the fund, including:


  o Asset allocation optimization analysis. This approach considers the covariance between asset class returns (the degree to which returns in different asset classes do or do not move together), and the fund's aim to achieve a favorable overall risk profile for any targeted level of portfolio return.
 o Scenario analysis. This approach analyzes historical and expected return data to model how individual asset classes and combinations of asset classes would affect the fund under different economic and market conditions.
 o Fundamental analysis. This approach draws upon MCA's equity and fixed income professionals to judge each asset class against current and forecasted market conditions. Economic, industry and security level research will be utilized to develop return and risk expectations that may influence asset class selection.
 o MCA's Investment Policy Committee ("ICP"). The IPC provides recommendations for the asset allocation mix and mutual fund ownership guidelines (affiliated and unaffiliated) in a manner consistent with the fund's objective.


Although the fund expects to pursue its investment objective utilizing its principal investment strategies regardless of market conditions, the fund may invest up to 100% in money market instruments. To the extent the fund engages in this temporary defensive position, the fund's ability to achieve its investment objective may be diminished.

--------------------------------------------------------------------------------

PRINCIPAL RISKS - What are the main risks of investing in this fund?

The fund is a fund of funds, meaning that it invests primarily in the shares of underlying funds, including ETFs. Thus, the fund's investment performance and its ability to achieve its investment goal are directly related to the performance of the underlying funds in which it invests. Each underlying fund's performance, in turn, depends on the particular securities in which that underlying fund invests and the expenses of that underlying fund. Accordingly, the fund is subject to the risks of the underlying funds in direct proportion to the allocation of its assets among the underlying funds. You could lose money as a result of your investment.

                            MODERATE ALLOCATION FUND

PRINCIPAL RISKS (continued from previous page)

The fund, through the underlying funds, is subject to both MARKET RISK and INTEREST RATE RISK, meaning the value of your investment will fluctuate in response to stock and bond market movements and changes in interest rates. Certain of the underlying funds may invest in the equity securities of smaller companies, which may fluctuate more in value and be more thinly-traded than the general market.

To the extent that the underlying funds invest in the following securities, the fund may be affected by additional risks relating to those securities:

  o  NON-INVESTMENT GRADE SECURITIES;
  o  FOREIGN SECURITIES; AND
  o  MORTGAGE-BACKED SECURITIES.


Issuers of non-investment grade securities are typically in weak financial health and their ability to pay principal and interest is uncertain. Investments in foreign securities involve risks relating to currency fluctuations and to political, social and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may be greater in emerging markets. The investment markets of emerging countries are generally more volatile than markets of developed countries with more mature economies. A further discussion of the risks associated with foreign securities is included in the SAI. Mortgage-backed securities are subject to prepayment/extension risk, which is the chance that a rise or fall in interest rates will reduce/extend the life of a mortgage-backed security by increasing/decreasing mortgage prepayments, typically reducing the underlying fund's return.


The main risks of investing in ETFs are the same as investing in a portfolio of equity securities comprising the index on which the ETF is based, although lack of liquidity in an ETF could result in it being more volatile than the securities comprising the index. Additionally, the market prices of ETFs will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their net asset values.) Index-based ETF investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.


Additionally, the fund is subject to ASSET ALLOCATION RISK, which is the risk that the selection of the underlying funds and the allocation of the fund's assets among the various asset classes and market segments will cause the fund to underperform other funds with a similar investment objective.


MODERATE ALLOCATION FUND PERFORMANCE APPEARS ON THE NEXT PAGE.

                            MODERATE ALLOCATION FUND

--------------------------------------------------------------------------------


The following bar chart provides an illustration of the performance of the Class A shares of the Moderate Allocation Fund. The information in the bar chart and table provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's returns compare with market performance. The bar chart does not reflect the deduction of sales charges imposed on the Class A shares and also assumes the reinvestment of any dividends and distributions. If sales charges were deducted from the annual total returns shown below, the returns would have been lower.


             TOTAL RETURNS
        For periods ended 12/31

       [CHART OF TOTAL RETURNS]

YEAR                             VALUE
2007                             5.08%
2008                           -30.52%

              [END CHART]

 Best Calendar Quarter:   2Q 2007         3.27%
Worst Calendar Quarter:   4Q 2008       -16.22%

PLEASE REMEMBER THAT PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF THE RESULTS THE MODERATE ALLOCATION FUND MAY ACHIEVE IN THE FUTURE. FUTURE RETURNS MAY BE HIGHER OR LOWER THAN THE RETURNS THE FUND ACHIEVED IN THE PAST.

--------------------------------------------------------------------------------


The following table compares the performance of each class of shares of the Moderate Allocation Fund with the performance of the old Moderate Allocation Fund Custom Index, the new Moderate Allocation Fund Custom Index and the Russell 1000(R) Index, which are measures of the performance of the relevant market.

                          AVERAGE ANNUAL TOTAL RETURNS
                            (AS OF DECEMBER 31, 2008)


                                                                                           SINCE INCEPTION     SINCE INCEPTION
                                                                                1 YEAR         6/30/2006          2/29/2008
                                                                                ------         ---------          ---------
CLASS A SHARES - Return Before Taxes                                            -34.52%          -10.67%             N/A
                 Return After Taxes on Distributions                            -34.98%          -11.30%             N/A
                 Return After Taxes on Distributions and Sale of Fund Shares    -22.44%           -9.23%             N/A
CLASS B SHARES - Return Before Taxes                                            -34.10%          -10.45%             N/A
CLASS C SHARES - Return before Taxes                                               N/A              N/A           -28.28%

OLD MODERATE ALLOCATION FUND CUSTOM INDEX(1)                                    -22.92%           -4.07%          -19.25%
NEW MODERATE ALLOCATION FUND CUSTOM INDEX(2)                                    -22.94%           -3.65%          -19.47%
RUSSELL 1000(R) INDEX(3)                                                        -37.60%          -11.29%          -33.36%
S&P 500 INDEX(4)                                                                 37.00%          -10.94%          -32.60%

Class A and B share returns shown above reflect payment of sales charges either upon purchase (A shares) or sale at the end of the period (B shares). Index returns shown do not reflect sales charges, fees, expenses or taxes.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only Class A shares. After-tax returns for Class B and Class C shares will vary.

------------------------
(1) The old Moderate Allocation Fund Custom Index consists of 50%
    Russell 3000(R) Index, 30% Merrill Lynch U.S. Corporate, Government and Mortgage Index (formerly known as the Merrill Lynch U.S. Domestic Master Index), 10% MSCI EAFE Index and 10% 90-day U.S. Treasury Bill. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents 98% of investable U.S. equity market. The Merrill Lynch Index is a broad-based measure of the total rate of return performance of the U.S. investment-grade bond markets. The index is a capitalization-weighted aggregation of outstanding U.S. treasury, agency and supranational mortgage pass-through and investment-grade corporate bonds meeting specified selection criteria. The MSCI EAFE (Europe, Australasia & Far East) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada.
(2) In February 2009, the custom benchmark for the fund was changed from the old Moderate Allocation Fund Custom Index to the new Moderate Allocation Fund Custom Index because the adviser believes the new custom benchmark better reflects the fund's asset allocation targets. The new Moderate Allocation Fund Custom Index consists of 40% Merrill Lynch U.S. Corporate, Government and Mortgage Index, 45% Russell 3000(R) Index and 15% MSCI EAFE Index. A description of the Merrill Lynch Index, Russell 3000(R) Index and MSCI EAFE Index is set forth above.
(3) The Russell 1000(R) Index is a large-cap market index which measures the performance of the 1,000 largest companies in the Russell 3000(R) Index.
(4) In February 2009, the broad-based securities market index for the fund was changed from the Russell 1000(R) Index to the S&P 500 Index because the adviser believes the index better reflects the fund's asset allocation targets. The S&P 500 Index is a large-cap market index which measures the performance of a representative sample of 500 leading companies in leading industries in the U.S.


--------------------------------------------------------------------------------

                           AGGRESSIVE ALLOCATION FUND

--------------------------------------------------------------------------------

INVESTOR PROFILE
Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you:


o have a longer investment time horizon;

o are willing to accept significantly greater risk for the potential of higher long-term returns;

o want to diversify your investments;

                                       or

o are investing for retirement or other goals that are many years in the future.


You may want to invest fewer of your assets in this fund if you:


o are investing with a shorter investment time horizon in mind;

                                       or

o are uncomfortable with an investment whose value may vary substantially.


PORTFOLIO MANAGEMENT
Who makes the investment decisions for this fund?

Scott D. Opsal, CFA, Scott R. Powell, CFA and Patrick F. Ryan, CIMA, at MEMBERS Capital Advisors are the fund's co-portfolio managers. See the "Portfolio Management" section for further information regarding the portfolio managers.

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE - What is this fund's goal?

The AGGRESSIVE ALLOCATION FUND seeks capital appreciation.

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES - How does this fund pursue its objective?

The Aggressive Allocation Fund invests primarily in shares of other registered investment companies ("underlying funds"). The fund will be diversified among a number of asset classes and its allocation among underlying funds will be based on an asset allocation model developed by MEMBERS Capital Advisors ("MCA"), the fund's investment adviser. Under normal circumstances, the fund's total net assets will be allocated among various asset classes and underlying funds, including those whose shares trade on a stock exchange (exchange traded funds or "ETFs"). Underlying funds in which the fund invests may include underlying funds advised by MCA (the "affiliated underlying funds'). Generally, MCA will not invest more than 75% of the fund's net assets, at the time of purchase, in affiliated underlying funds. Although actual allocations may vary, the fund's current asset allocation among asset classes and underlying funds is approximately:

   0-10%   money market funds;
   0-30% debt securities, all of which could be in below investment grade debt securities (e.g., bond and high income funds);
   0-90%   equity securities (e.g., U.S. stock funds);
   0-70%   foreign securities (e.g., international stock and bond funds); and
   0-20% alternative asset classes (e.g., real estate investment trust funds, natural resources funds, precious metal funds).

MCA may employ multiple analytical approaches to determine the appropriate asset allocation for the fund, including:


  o Asset allocation optimization analysis. This approach considers the covariance between asset class returns (the degree to which returns in different asset classes do or do not move together), and the fund's aim to achieve a favorable overall risk profile for any targeted level of portfolio return.
  o Scenario analysis. This approach analyzes historical and expected return data to model how individual asset classes and combinations of asset classes would affect the fund under different economic and market conditions.
  o Fundamental analysis. This approach draws upon MCA's equity and fixed income professionals to judge each asset class against current and forecasted market conditions. Economic, industry and security level research will be utilized to develop return and risk expectations that may influence asset class selection.
  o MCA's Investment Policy Committee ("IPC"). The IPC provides recommendations for the asset allocation mix and mutual fund ownership guidelines (affiliated and unaffiliated) in a manner consistent with the fund's objective.


Although the fund expects to pursue its investment objective utilizing its principal investment strategies regardless of market conditions, the fund may invest up to 100% in money market instruments. To the extent the fund engages in this temporary defensive position, the fund's ability to achieve its investment objective may be diminished.

--------------------------------------------------------------------------------

PRINCIPAL RISKS - What are the main risks of investing in this fund?

The fund is a fund of funds, meaning that it invests primarily in the shares of underlying funds, including ETFs. Thus, the fund's investment performance and its ability to achieve its investment goal are directly related to the performance of the underlying funds in which it invests. Each underlying fund's performance, in turn, depends on the particular securities in which that underlying fund invests and the expenses of that underlying fund. Accordingly, the fund is subject to the risks of the underlying funds in direct proportion to the allocation of its assets among the underlying funds. You could lose money as a result of your investment.

                           AGGRESSIVE ALLOCATION FUND

PRINCIPAL RISKS (continued from previous page)


The fund, through the underlying funds, is most subject to MARKET RISK, the risk that the value of an investment will fluctuate in response to stock market movements. Certain of the underlying funds may invest in the equity securities of smaller companies, which may fluctuate more in value and be more thinly traded than the general market. To the extent that the fund invests in underlying funds that invest in debt securities, the fund may also be subject to INTEREST RATE RISK, which is the risk that the value of your investment will fluctuate with changes in interest rates.


To the extent that the underlying funds invest in the following securities, the fund may be affected by additional risks relating to those securities:

 o  NON-INVESTMENT GRADE SECURITIES; and
 o  FOREIGN SECURITIES.


Issuers of non-investment grade securities are typically in weak financial health and their ability to pay principal and interest is uncertain. Investments in foreign securities involve risks relating to currency fluctuations and to political, social and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may be greater in emerging markets. The investment markets of emerging countries are generally more volatile than markets of developed countries with more mature economies. A further discussion of the risks associated with foreign securities is included in the SAI.


The main risks of investing in ETFs are the same as investing in a portfolio of equity securities comprising the index on which the ETF is based, although lack of liquidity in an ETF could result in it being more volatile than the securities comprising the index. Additionally, the market prices of ETFs will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their net asset values.) Index-based ETF investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Additionally, the fund is subject to ASSET ALLOCATION RISK, which is the risk that the selection of the underlying funds and the allocation of the fund's assets among the various asset classes and market segments will cause the fund to under perform other funds with a similar investment objective.

AGGRESSIVE ALLOCATION FUND PERFORMANCE APPEARS ON THE NEXT PAGE.

                           AGGRESSIVE ALLOCATION FUND

--------------------------------------------------------------------------------


The following bar chart provides an illustration of the performance of the Class A shares of the Aggressive Allocation Fund. The information in the bar chart and table provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's returns compare with market performance. The bar chart does not reflect the deduction of sales charges imposed on the Class A shares and also assumes the reinvestment of any dividends and distributions. If sales charges were deducted from the annual total returns shown below, the returns would have been lower.


             TOTAL RETURNS
        For periods ended 12/31

       [CHART OF TOTAL RETURNS]

YEAR                             VALUE
2007                             7.13%
2008                           -41.69%

              [END CHART]

 Best Calendar Quarter:   2Q 2007       5.93%
Worst Calendar Quarter:   4Q 2008     -24.05%

PLEASE REMEMBER THAT PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF THE RESULTS THE AGGRESSIVE ALLOCATION FUND MAY ACHIEVE IN THE FUTURE. FUTURE RETURNS MAY BE HIGHER OR LOWER THAN THE RETURNS THE FUND ACHIEVED IN THE PAST.

--------------------------------------------------------------------------------


The following table compares the performance of each class of shares of the Aggressive Allocation Fund with the performance of the old Aggressive Allocation Fund Custom Index, the new Aggressive Allocation Fund Custom Index and the Russell 3000(R) Index, which are measures of the performance of the relevant market.

                          AVERAGE ANNUAL TOTAL RETURNS
                            (AS OF DECEMBER 31, 2008)


                                                                                           SINCE INCEPTION     SINCE INCEPTION
                                                                                1 YEAR         6/30/2006          2/29/2008
                                                                                ------         ---------          ---------
CLASS A SHARES - Return Before Taxes                                            -45.05%          -15.29%             N/A
                 Return After Taxes on Distributions                            -45.15%          -15.68%             N/A
                 Return After Taxes on Distributions and Sale of Fund Shares    -29.28%          -12.85%             N/A
CLASS B SHARES - Return Before Taxes                                            -44.64%          -15.08%             N/A
CLASS C SHARES - Return Before Taxes                                               N/A              N/A           -37.73%

OLD AGGRESSIVE ALLOCATION FUND CUSTOM INDEX(1)                                  -39.49%          -10.72%          -33.85%
NEW AGGRESSIVE ALLOCATION FUND CUSTOM INDEX(2)                                  -33.65%           -8.22%          -28.72%
RUSSELL 3000(R) INDEX(3)                                                        -37.31%          -11.37%          -32.97%
S&P 500 INDEX(4)                                                                -37.00%          -10.94%          -32.60%

Class A and B share returns shown above reflect payment of sales charges either upon purchase (A shares) or sale at the end of the period (B shares). Index returns shown do not reflect sales charges, fees, expenses or taxes.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only Class A shares. After-tax returns for Class B and Class C shares will vary.

------------------------
(1) The old Aggressive Allocation Fund Custom Index consists of 55% Russell 1000(R) Index, 22% MSCI EAFE Index, 15% Russell 2000(R) Index, and 8% MSCI Emerging Markets Index. The Russell 1000(R) Index is a large-cap market index which measures the performance of the 1,000 largest companies in the Russell 3000(R) Index (see definition below). The Russell 2000(R) Index is a small-cap market index which measures the performance of the remaining 2,000 companies in the Russell 3000(R) Index. The MSCI EAFE (Europe, Australasia & Far East) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. The MSCI Emerging Markets
    Index is a free-float adjusted market capitalization index that measures equity performance in global emerging markets.
(2) In February 2009, the custom benchmark for the fund was changed from the old Aggressive Allocation Fund Custom Index to the new Aggressive Allocation Fund Custom Index because the adviser believes the new custom benchmark better reflects the fund's asset allocation targets. The new Aggressive Allocation Fund Custom Index consists of 15% Merrill Lynch U.S. Corporate, Government and Mortgage Index, 55% Russell 3000(R) Index and 30% MSCI EAFE Index. The Merrill Lynch U.S. Corporate, Government and Mortgage Index is a broad-based measure of the total rate of return performance of the U.S. investment-grade bond markets. The index is a capitalization-weighted aggregation of outstanding U.S. treasury, agency and supranational mortgage pass-through and investment-grade corporate bonds meeting specified selection criteria. The Russell 3000(R) Index is set forth below and the MSCI EAFE (Europe, Australasia & Far East) Index is set forth above.
(3) The Russell 3000(R) Index measures the performance of the 3,000 largest U.S companies based on total market capitalization, which represents 98% of the investable U.S. equity market.
(4) In February 2009, the broad-based securities market index for the fund was changed from the Russell 3000(R) Index to the S&P 500 Index because the adviser believes the index better reflects the fund's asset allocation targets. The S&P 500 Index is a large-cap market index which measures the performance of a representative sample of 500 leading companies in leading industries in the U.S.


--------------------------------------------------------------------------------

                       This page left intentionally blank.

                               CASH RESERVES FUND

--------------------------------------------------------------------------------

INVESTOR PROFILE
Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you:


o require stability of principal;

o are seeking a mutual fund for the cash portion of an asset allocation program;

o need to "park" your money temporarily;

o consider yourself a saver rather than an investor;

                                       or

o are investing emergency reserves.


You may want to invest fewer of your assets in this fund if you:


o want federal deposit insurance;

o are seeking an investment that is likely to outpace inflation;

o are investing for retirement or other goals that are many years in the future;

                                       or

o are investing for growth or maximum current income.


PORTFOLIO MANAGEMENT
Who makes the investment decisions for this fund?

Edward J. Meier at MEMBERS Capital Advisors is the fund's portfolio manager. He is supported by a team of sector specialists and analysts. See the "Portfolio Management" section for further information regarding the portfolio manager.

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE - What is this fund's goal?

The CASH RESERVES FUND seeks high current income from money market instruments consistent with the preservation of capital and liquidity.

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES - How does this fund pursue its objective?

The Cash Reserves Fund invests exclusively in U.S. dollar-denominated money market securities maturing in thirteen months or less from the date of purchase. These securities will be obligations of the U.S. Government and its agencies and instrumentalities, but may also include securities issued by U.S. and foreign financial institutions, corporations, municipalities, foreign governments, and multi-national organizations, such as the World Bank. Under normal market conditions, the fund will maintain at least 80% of its assets in these securities. At least 95% of the fund's assets must be rated in the highest short-term category (or its unrated equivalent), and 100% of the fund's assets must be invested in securities rated in the two highest rating categories. A more detailed description of the rating categories and the types of permissible issuers is contained in the SAI.

The fund may invest in U.S. dollar-denominated foreign money market securities, although no more than 25% of the fund's assets may be invested in these securities unless they are backed by a U.S. parent financial institution. In addition, the fund may enter into repurchase agreements, engage in short-term trading and purchase securities on a when-issued or forward commitment basis. The fund maintains a dollar-weighted average portfolio maturity of 90 days or less.

The fund's current 7-day yield may be obtained by calling 1-800-877-6089.

To the extent permitted by law and available in the market, the fund may invest in mortgage-backed and asset-backed securities, including those representing pools of mortgage, commercial, or consumer loans originated by credit unions or other financial institutions.

--------------------------------------------------------------------------------

PRINCIPAL RISKS - What are the main risks of investing in this fund?

As with any money market fund, the yield paid by the fund will vary with changes in interest rates. Generally, if interest rates rise, the market value of income bearing securities will decline.

Due to a number of market influences, yields on short-term U.S. Treasury debt instruments are currently near historical lows. As a result, yields on the fund are currently at very low levels. Should net yields (i.e., gross yields minus fund expenses) on the fund appear likely to fall below zero, causing your account value to drop in value, the fund's adviser and distributor have agreed to waive fees and reimburse fund expenses to the extent necessary to prevent that from happening. Any such waiver or reimbursement would be voluntary and could be discontinued at any time. There is no guarantee that the fund will be able to avoid a negative yield.

During unusual periods of credit market illiquidity, it is possible that the fund's holdings of commercial paper could be subject to principal loss in the event the fund needs to raise cash to meet redemptions.

An investment in the fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund attempts to maintain a stable price of $1.00 per share, there is no assurance that it will be able to do so and it is possible to lose money by investing in the fund.

                               CASH RESERVES FUND

--------------------------------------------------------------------------------


The following bar chart provides an illustration of the performance of the Class A shares of the Cash Reserves Fund. The information in the bar chart and table provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year over the past 10 years and by showing how the fund's returns compare with market performance. The bar chart assumes the reinvestment of any dividends and distributions. If sales charges were deducted from the annual total returns shown below, the returns would have been lower.

           TOTAL RETURNS(1)
        For periods ended 12/31


       [CHART OF TOTAL RETURNS]

YEAR                             VALUE
1999                             4.67%
2000                             5.94%
2001                             3.79%
2002                             1.43%
2003                             0.66%
2004                             0.84%
2005                             2.69%
2006                             4.46%
2007                             4.63%
2008                             1.63%

              [END CHART]

 Best Calendar Quarter:    3Q 2000      1.54%
Worst Calendar Quarter:    1Q 2004      0.13%

PLEASE REMEMBER THAT PAST PERFORMANCE IS NO GUARANTEE OF THE RESULTS THE CASH RESERVES FUND MAY ACHIEVE IN THE FUTURE. FUTURE RETURNS MAY BE HIGHER OR LOWER THAN THE RETURNS THE FUND ACHIEVED IN THE PAST.

--------------------------------------------------------------------------------


The following table compares the performance of each class of shares of the Cash Reserves Fund with the performance of the 90-day U.S. Treasury Bill, which is one measure of the performance of the relevant market.

                          AVERAGE ANNUAL TOTAL RETURNS
                            (AS OF DECEMBER 31, 2008)


                                                                                   SINCE INCEPTION
                                            1 YEAR      5 YEARS      10 YEARS        12/29/1997
                                            ------      -------      --------        ----------
CLASS A SHARES(1)                            1.63%        2.84%        3.06%            3.23%
CLASS B SHARES(1),(2)                       -3.56%        1.73%        2.32%            2.48%
90-DAY U.S. TREASURY BILL                    1.80%        3.10%        3.30%            3.45%

Class B share returns shown above reflect payment of sales charges upon sales at the end of the period. Class A shares are sold without the imposition of a sales charge; therefore, returns shown do not reflect sales charges, but do reflect fees and expenses.

The 90-day U.S. Treasury Bill returns shown do not reflect sales charges, fees, expenses or taxes.

------------------------


(1) MEMBERS Capital Advisors waived its management fee for the Cash Reserves Fund on December 31, 2008. If the management fee had not been waived, returns would have been lower.
(2) The fund's distributor voluntarily waived all or a portion of its distribution fee on Class B shares from March 25, 2003 through July 21, 2004 and again from November 12, 2008 through December 31, 2008. If the distribution fee was not waived, returns would have been lower.


--------------------------------------------------------------------------------

                                    BOND FUND

--------------------------------------------------------------------------------

INVESTOR PROFILE
Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you:


o are seeking a regular stream of income;

o are seeking higher potential returns than money market funds and are willing to accept a moderate risk of volatility;

o want to diversify your investments;

o are seeking a mutual fund for the income portion of an asset allocation program;
                                       or
o are retired or nearing retirement.


You may want to invest fewer of your assets in this fund if you:


o are investing for maximum return over a long time horizon;
                                       or
o require absolute stability of your principal.


PORTFOLIO MANAGEMENT
Who makes the investment decisions for this fund?

Dean "Jack" Call, D.B.A., CFA, at MEMBERS Capital Advisors is the fund's portfolio manager. He is supported by a team of sector specialists and analysts. See the "Portfolio Management" section for further information regarding the portfolio manager.

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE - What is this fund's goal?

The BOND FUND seeks to generate a high level of current income, consistent with the prudent limitation of investment risk.

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES - How does this fund pursue its objective?

Under normal circumstances, the Bond Fund invests at least 80% of its assets in bonds. To keep current income relatively stable and to limit share price volatility, the fund emphasizes investment grade securities and maintains an intermediate (typically 3-6 year) average portfolio duration. Duration is a measure of a security's price sensitivity to changes in interest rates. The fund may invest in the following instruments:


  o CORPORATE DEBT SECURITIES: securities issued by domestic and foreign corporations which have a rating within the four highest categories and, to a limited extent (up to 20% of its assets), in securities not rated within the four highest categories;
  o U.S. GOVERNMENT DEBT SECURITIES: securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;
  o FOREIGN GOVERNMENT DEBT SECURITIES: securities issued or guaranteed by a foreign government or its agencies or instrumentalities, payable in U.S. dollars, which have a rating within the four highest categories;
  o NON-RATED DEBT SECURITIES: securities issued or guaranteed by corporations, financial institutions, and others which, although not rated by a national rating service, are considered by MEMBERS Capital Advisors, the fund's investment adviser, to have an investment quality equivalent to one of the four highest categories; and
  o ASSET-BACKED, MORTGAGE-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES: securities issued or guaranteed by special purpose corporations and financial institutions which represent direct or indirect participation in, or are collateralized by, an underlying pool of assets. The types of assets that can be "securitized" include residential or commercial mortgages, credit card receivables, automobile loans, and other assets.


Although the fund expects to pursue its investment objective utilizing its principal investment strategies regardless of market conditions, the fund may invest up to 100% in money market instruments. To the extent the fund engages in this temporary defensive position, the fund's ability to achieve its investment objective may be diminished.

--------------------------------------------------------------------------------

PRINCIPAL RISKS - What are the main risks of investing in this fund?

As with most income funds, the fund is subject to INTEREST RATE RISK, the risk that the value of your investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of income bearing securities. Other factors may affect the market price and yield of the fund's securities, including investor demand and domestic and worldwide economic conditions. Loss of money is a risk of investing in this fund.

The fund is also subject to LIQUIDITY RISK, which means there may be little or no trading activity for the debt securities in which the fund invests, and that may make it difficult for the fund to value accurately and/or sell those securities. In addition, liquid debt securities in which the fund invests are subject to the risk that during certain periods their liquidity will shrink or disappear suddenly and without warning as a result of adverse economic, regulatory or market conditions, or adverse investor perceptions. If the fund experiences rapid, large redemptions during a period in which a substantial portion of its debt securities are illiquid, the fund may be forced to sell those securities at a discount, which could result in significant fund and shareholder losses.

In addition, the fund is subject to CREDIT RISK, the risk that issuers of debt securities may be unable to meet their interest or principal payment obligations when due. The ability of the fund to realize interest under repurchase agreements and pursuant to loans of the fund's securities is dependent on the ability of the seller or borrower, as the case may be, to perform its obligation to the fund. There is also PREPAYMENT/EXTENSION RISK, which is the chance that a fall/rise in interest rates will reduce/ extend the life of a mortgage-backed security by increasing/decreasing mortgage prepayments, typically reducing the fund's return.

To the extent that the fund invests in NON-INVESTMENT GRADE SECURITIES, the fund is also subject to above-average credit, market and other risks. Issuers of non-investment grade securities (i.e., "junk" bonds) are typically in weak financial health and their ability to pay interest and principal is uncertain. Compared to issuers of investment grade bonds, they are more likely to encounter financial difficulties and to be materially affected by these difficulties when they do encounter them.

                                    BOND FUND

--------------------------------------------------------------------------------


The following bar chart provides an illustration of the performance of the Class A shares of the Bond Fund. The information in the bar chart and table provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year over the past 10 years and by showing how the fund's returns compare with market performance. The bar chart does not reflect the deduction of sales charges imposed on the Class A shares and also assumes the reinvestment of any dividends and distributions. If sales charges were deducted from the annual total returns shown below, the returns would have been lower.


           TOTAL RETURNS(1)
        For periods ended 12/31

       [CHART OF TOTAL RETURNS]

YEAR                             VALUE
1999                             0.78%
2000                             7.79%
2001                             7.64%
2002                             8.31%
2003                             2.86%
2004                             3.54%
2005                             2.02%
2006                             3.76%
2007                             4.87%
2008                             5.36%

              [END CHART]

 Best Calendar Quarter:     4Q 2008        4.91%
Worst Calendar Quarter:     2Q 2004       -2.58%

PLEASE REMEMBER THAT PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF THE RESULTS THE BOND FUND MAY ACHIEVE IN THE FUTURE. FUTURE RETURNS MAY BE HIGHER OR LOWER THAN THE RETURNS THE FUND ACHIEVED IN THE PAST.

--------------------------------------------------------------------------------


The following table compares the performance of each class of shares of the Bond Fund with the performance of the Merrill Lynch U.S. Corporate, Government and Mortgage Index, which is one measure of the performance of the relevant market.

                          AVERAGE ANNUAL TOTAL RETURNS
                            (AS OF DECEMBER 31, 2008)


                                                                                                 SINCE INCEPTION   SINCE INCEPTION
                                                                   1 YEAR   5 YEARS   10 YEARS     12/29/1997         6/30/2006
                                                                   ------   -------   --------     ----------         ---------
CLASS A SHARES(1)
   Return Before Taxes                                              0.58%    2.95%      4.18%         4.42%               N/A
   Return After Taxes on Distributions                             -0.79%    1.54%      2.44%         2.62%               N/A
   Return After Taxes on Distributions and Sale of Fund Shares      0.34%    1.67%      2.48%         2.65%               N/A

CLASS B SHARES(1)
   Return Before Taxes                                             -0.04%    2.77%      3.88%         4.07%               N/A

CLASS Y SHARES
   Return Before Taxes                                              5.52%     N/A        N/A           N/A               6.23%

MERRILL LYNCH U.S. CORPORATE, GOVERNMENT AND MORTGAGE INDEX(2)      6.20%    4.90%      5.76%         6.04%              7.56%

Class A and B share returns shown above reflect payment of sales charges either upon purchase (A shares) or sale at the end of the period (B shares). Class Y shares are sold without the imposition of a sales charge. Index returns shown do not reflect sales charges, fees, expenses or taxes.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only Class A shares. After-tax returns for Class B and Class Y shares will vary.

------------------------


(1) MEMBERS Capital Advisors waived its management fee for the Bond Fund from June 1, 1998 through October 31, 1998. If the management fee had not been waived, returns would have been lower.
(2) The Merrill Lynch U.S. Corporate, Government and Mortgage Index (formerly known as the Merrill Lynch U.S. Domestic Master Index) is a broad-based measure of the total rate of return performance of the U.S. investment-grade bond markets. The index is a capitalization-weighted aggregation of outstanding U.S. treasury, agency and supranational mortgage pass-through and investment-grade corporate bonds meeting specified selection criteria.


--------------------------------------------------------------------------------

                                HIGH INCOME FUND

--------------------------------------------------------------------------------

INVESTOR PROFILE

Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you:


o are seeking a regular stream of income;

o are seeking higher potential returns than most bond funds and are willing to accept significant risk of volatility;

o want to diversify your investments;
                                       or
o are seeking a mutual fund for the income portion of an asset allocation program.


You may want to invest fewer of your assets in this fund if you:


o desire relative stability of your principal;
                                       or
o are investing for maximum return over a long time horizon.


PORTFOLIO MANAGEMENT
Who makes the investment decisions for this fund?

MEMBERS Capital Advisors has retained Shenkman Capital Management, Inc. ("SCM") as the fund's subadviser. Mark R. Shenkman, Frank X. Whitley and Mark J. Flanagan, CPA, CFA are the fund's co-portfolio managers. See the "Portfolio Management" section for further information regarding the portfolio managers.

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE - What is this fund's goal?

The HIGH INCOME FUND seeks high current income. The fund also seeks capital appreciation, but only when consistent with its primary goal.

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES - How does this fund pursue its objective?

The High Income Fund invests primarily in lower-rated, higher-yielding income bearing securities, such as "junk" bonds. Because the performance of these securities has historically been strongly influenced by economic conditions, the fund may rotate securities selection by business sector according to the economic outlook. Under normal market conditions, the fund invests at least 80% of its assets in bonds rated lower than investment grade (BBB/Baa) and their unrated equivalents or other high-yielding securities. Types of bonds and other securities include, but are not limited to, domestic and foreign corporate bonds, debentures, notes, convertible securities, preferred stocks, municipal obligations and government obligations. The fund may invest in mortgage-backed securities, credit default swaps, total return swaps and bank loans to high yield corporate issuers.

Up to 25% of the fund's assets may be invested in the securities of issuers in any one industry.

Although the fund expects to pursue its investment objective utilizing its principal investment strategies regardless of market conditions, the fund may invest up to 100% in money market instruments. To the extent the fund engages in this temporary defensive position, the fund's ability to achieve its investment objective may be diminished.

--------------------------------------------------------------------------------

PRINCIPAL RISKS - What are the main risks of investing in this fund?

This fund is subject to above-average INTEREST RATE and CREDIT RISKS, which are risks that the value of your investment will fluctuate in response to changes in interest rates or an issuer will not honor a financial obligation. Investors should expect greater fluctuations in share price, yield and total return compared to bond funds holding bonds and other income bearing securities with higher credit ratings and/or shorter maturities. These fluctuations, whether positive or negative, may be sharp and unanticipated. Loss of money is a significant risk of investing in this fund.

The fund is also subject to LIQUIDITY RISK, which means there may be little or no trading activity for the debt securities in which the fund invests, and that may make it difficult for the fund to value accurately and/or sell those securities. In addition, liquid debt securities in which the fund invests are subject to the risk that during certain periods their liquidity will shrink or disappear suddenly and without warning as a result of adverse economic, regulatory or market conditions, or adverse investor perceptions. If the fund experiences rapid, large redemptions during a period in which a substantial portion of its debt securities are illiquid, the fund may be forced to sell those securities at a discount, which could result in significant fund and shareholder losses.

Issuers of NON-INVESTMENT GRADE SECURITIES (i.e., "junk" bonds) are typically in weak financial health and their ability to pay interest and principal is uncertain. Compared to issuers of investment-grade bonds, they are more likely to encounter financial difficulties and to be materially affected by these difficulties when they do encounter them. "Junk" bond markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news.

Investments in FOREIGN SECURITIES involve risks relating to currency fluctuations and to political, social and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may be greater in emerging markets. The investment markets of emerging countries are generally more volatile than markets of developed countries with more mature economies. A further discussion of the risks associated with foreign securities is included in the SAI.

The fund may invest in BANK LOANS to BELOW-INVESTMENT GRADE RATED CORPORATE ISSUERS via loan participations and assignments. The purchase of bank loans involve special types of risk, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender.

The fund may also invest in CREDIT DEFAULT AND TOTAL RETURN SWAPS. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. Certain categories of swap agreements often have terms of greater than seven days and may be considered illiquid. Moreover, the fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counter-party. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

The fund may also invest in MORTGAGE-BACKED SECURITIES that are subject to PREPAYMENT/EXTENSION RISKS, which is the chance that a fall/rise in interest rates will reduce/extend the life of a mortgage-backed security by increasing/decreasing mortgage prepayments, typically reducing the fund's return.

                                HIGH INCOME FUND

--------------------------------------------------------------------------------


The following bar chart provides an illustration of the performance of the Class A shares of the High Income Fund. The information in the bar chart and table provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year over the past 10 years and by showing how the fund's returns compare with market performance. The bar chart does not reflect the deduction of sales charges imposed on the Class A shares and also assumes the reinvestment of any dividends and distributions. If sales charges were deducted from the annual total returns shown below, the returns would have been lower.


           TOTAL RETURNS(1)
        For periods ended 12/31

       [CHART OF TOTAL RETURNS]

YEAR                             VALUE
1999                             5.96%
2000                            -5.90%
2001                             2.84%
2002                             2.20%
2003                            19.59%
2004                             9.17%
2005                             2.48%
2006                             9.04%
2007                             2.61%
2008                           -15.11%

              [END CHART]

 Best Calendar Quarter:      2Q 2003         6.40%
Worst Calendar Quarter:      4Q 2008       -11.11%

PLEASE REMEMBER THAT PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF THE RESULTS THE HIGH INCOME FUND MAY ACHIEVE IN THE FUTURE. FUTURE RETURNS MAY BE HIGHER OR LOWER THAN THE RETURNS THE FUND ACHIEVED IN THE PAST.

--------------------------------------------------------------------------------


The following table compares the performance of each class of shares of the High Income Fund with the performance of the Merrill Lynch U.S. High Yield Master II Constrained Index, which is one measure of the performance of the relevant market.

                                                  AVERAGE ANNUAL TOTAL RETURNS
                                                   (AS OF DECEMBER 31, 2008)


                                                                                                 SINCE INCEPTION   SINCE INCEPTION
                                                                   1 YEAR   5 YEARS   10 YEARS     12/29/1997         6/30/2006
                                                                   ------   -------   --------     ----------         ---------
CLASS A SHARES(1)
   Return Before Taxes                                             -18.89%    0.30%      2.46%         2.28%               N/A
   Return After Taxes on Distributions                             -21.05%   -2.16%     -0.53%        -0.71%               N/A
   Return After Taxes on Distributions and Sale of Fund Shares     -12.12%   -1.04%      0.33%         0.16%               N/A

CLASS B SHARES(1)
   Return Before Taxes                                             -19.24%    0.20%      2.19%         1.97%               N/A

CLASS Y SHARES
   Return Before Taxes                                             -14.92%     N/A        N/A           N/A              -2.55%

MERRILL LYNCH U.S. HIGH YIELD MASTER II CONSTRAINED INDEX(2)       -26.11%   -0.89%      2.13%         2.21%             -7.51%

Class A and B share returns shown above reflect payment of sales charges either upon purchase (A shares) or sale at the end of the period (B shares). Class Y shares are sold without the imposition of a sales charge. Index returns shown do not reflect sales charges, fees, expenses or taxes.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only Class A shares. After-tax returns for Class B and Class Y shares will vary.

------------------------


(1) For periods shown prior to February 28, 2005, the fund returns reflect the fund's performance under the management of the previous subadviser, which was replaced by SCM effective February 28, 2005. For the periods shown commencing after such date, the fund returns reflect the performance of SCM.
(2) The Merrill Lynch U.S. High Yield Master II Constrained Index is an unmanaged portfolio constructed to mirror the public high yield debt market. This index includes U.S. publicly issued corporate bonds and includes payment in kind and deferred interest bonds that are not yet accruing a coupon. Bonds rated in default, or that are not rated, are excluded from the index.


--------------------------------------------------------------------------------

                             DIVERSIFIED INCOME FUND

--------------------------------------------------------------------------------

INVESTOR PROFILE
Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you:


o need a core investment;

o want a well-diversified and relatively stable investment allocation;

o are looking for a more conservative option to a growth-oriented fund;

o want your return to be composed of both ordinary and dividend income, coupled with potential capital gains;

                                       or

o are retired or nearing retirement.


You may want to invest fewer of your assets in this fund if you:


o are investing for maximum return over a long time horizon;

o seek above-average total return over the long term irrespective of its form (i.e., capital gains or ordinary income);

                                       or

o require a high degree of stability of your principal.


PORTFOLIO MANAGEMENT
Who makes the investment decisions for this fund?

John H. Brown, CFA, and Dean "Jack" Call, CFA, at MEMBERS Capital Advisors are the fund's co-portfolio managers. They are supported by a team of sector specialists and analysts. See the "Portfolio Management" section for further information regarding the portfolio managers.

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE - What is this fund's goal?

The DIVERSIFIED INCOME FUND seeks a high total return through the combination of income and capital appreciation.

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES - How does this fund pursue its objective?

The Diversified Income Fund seeks income by investing in a broadly diversified array of securities including bonds, common stocks, real estate securities, foreign market bonds and stocks and money market instruments. Bonds, stock and cash components will vary, reflecting the portfolio managers' judgments of the relative availability of attractively yielding and priced stocks and bonds. Generally, however, bonds (including investment grade, high yield and mortgage- or asset-backed) will constitute up to 80% of the fund's assets, stocks (common, preferred and convertible bonds) will constitute up to 60% of the fund's assets, real estate securities will constitute up to 25% of the fund's assets, foreign (including emerging market) stocks and bonds will constitute up to 25% of the fund's assets and money market instruments may constitute up to 25% of the fund's assets. Although the fund is permitted to invest up to 80% of its assets in lower credit quality bonds, under normal circumstances, the fund intends to limit the investment in lower credit quality bonds to less than 50% of the fund's assets.

The fund may invest in exchange traded funds ("ETFs") that are registered investment companies.

The fund typically sells a stock when the fundamental expectations for producing competitive yields at an acceptable level of price risk no longer apply, the price exceeds its intrinsic value or other stocks appear more attractive.

Although the fund expects to pursue its investment objective utilizing its principal investment strategies regardless of market conditions, the fund may invest up to 100% in money market instruments. To the extent the fund engages in this temporary defensive position, the fund's ability to achieve its investment objective may be diminished.

--------------------------------------------------------------------------------

PRINCIPAL RISKS - What are the main risks of investing in this fund?

The risks of this fund include the risks described for the other funds because it invests in similar types of securities, but the effects of these risks are somewhat muted due to the greater diversification of this fund. As with any fund that invests in stocks, bonds, real estate investment trusts and foreign securities, the fund is subject to MARKET, INTEREST RATE and FOREIGN MARKET RISKS. Loss of money is a risk of investing in this fund.

To the extent that it invests in the following securities, the fund may be affected by additional risks relating to those securities:


  o    NON-INVESTMENT GRADE SECURITIES;
  o    MORTGAGE-BACKED SECURITIES;
  o    FOREIGN SECURITIES; AND
  o    HIGH-YIELD EQUITIES.


These items include risks that the issuer will not pay its debts, and the value of the investment will fluctuate in response to market movements or changes in interest rates. Investments in foreign securities involve risks relating to currency fluctuations and to political, social and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may be greater in emerging markets. The investment markets of emerging countries are generally more volatile than markets of developed countries with more mature economies. A further discussion of the risks associated with foreign securities is included in the SAI.

                             DIVERSIFIED INCOME FUND

--------------------------------------------------------------------------------

The following bar chart provides an illustration of the performance of the Class A shares of the Diversified Income Fund. The information in the bar chart and table provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year over the past 10 years and by showing how the fund's returns compare with market performance. The bar chart does not reflect the deduction of sales charges imposed on the Class A shares and also assumes the reinvestment of any dividends and distributions. If sales charges were deducted from the annual total returns shown below, the returns would have been lower.

           TOTAL RETURNS(1)
        For periods ended 12/31


       [CHART OF TOTAL RETURNS]

YEAR                             VALUE
1999                            13.28%
2000                             3.51%
2001                            -3.22%
2002                           -11.37%
2003                            16.48%
2004                             8.19%
2005                             3.60%
2006                             9.60%
2007                             2.10%
2008                           -14.55%

              [END CHART]

 Best Calendar Quarter:     2Q 2003       9.87%
Worst Calendar Quarter:     3Q 2002      -8.55%


PLEASE REMEMBER THAT PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF THE RESULTS THE DIVERSIFIED INCOME FUND MAY ACHIEVE IN THE FUTURE. FUTURE RETURNS MAY BE HIGHER OR LOWER THAN THE RETURNS THE FUND ACHIEVED IN THE PAST.

--------------------------------------------------------------------------------

The following table compares the performance of each class of shares of the Diversified Income Fund with the performance of the Russell 1000(R) Index and the Merrill Lynch U.S. Corporate, Government and Mortgage Index, which are measures of the performance of the U.S. stock and bond markets.

                         AVERAGE ANNUAL TOTAL RETURNS(1)
                            (AS OF DECEMBER 31, 2008)


                                                                                                   SINCE INCEPTION
                                                                     1 YEAR   5 YEARS   10 YEARS     12/29/1997
                                                                     ------   -------   --------     ----------
CLASS A SHARES
   Return Before Taxes                                               -19.47%    0.20%      1.70%        2.91%
   Return After Taxes on Distributions                               -20.72%   -1.10%      0.52%        1.74%
   Return After Taxes on Distributions and Sale of Fund Shares       -12.59%   -0.33%      0.87%        1.91%

CLASS B SHARES
   Return Before Taxes                                               -18.95%    0.29%      1.53%        2.69%

RUSSELL 1000(R) INDEX(2)                                             -37.60%   -2.04%     -1.09%        1.51%

MERRILL LYNCH U.S. CORPORATE, GOVERNMENT AND MORTGAGE
INDEX(3)                                                               6.20%    4.90%      5.76%        6.04%


Class A and B share returns shown above reflect payment of sales charges either upon purchase (A shares) or sale at the end of the period (B shares). Index returns shown do not reflect sales charges, fees, expenses or taxes.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only Class A shares. After-tax returns for Class B shares will vary.

------------------------
(1) For the periods shown prior to February 28, 2007, the fund returns reflect the fund's performance prior to the change in investment strategy from the Balanced Fund to the Diversified Income Fund.
(2) The Russell 1000(R) Index is a large-cap market index which measures the performance of the 1,000 largest companies in the Russell 3000(R) Index (the Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization).
(3) The Merrill Lynch U.S. Corporate, Government and Mortgage Index (formerly known as the Merrill Lynch U.S. Domestic Master Index) is a broad-based measure of the total rate of return performance of the U.S. investment-grade bond markets. The index is a capitalization-weighted aggregation of outstanding U.S. treasury, agency and supranational mortgage pass-through and investment-grade corporate bonds meeting specified selection criteria.


--------------------------------------------------------------------------------

                              LARGE CAP VALUE FUND


--------------------------------------------------------------------------------

INVESTOR PROFILE
Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you:


o are looking for a stock fund that has both growth and income components;

o are looking for a more conservative option to a growth-oriented fund;

o need a core investment;

o seek above-average long-term total return through a combination of capital gains and ordinary income;

                                       or

o are retired or nearing retirement.


You may want to invest fewer of your assets in this fund if you:


o are investing for maximum return over a long time horizon;

o desire your return to be primarily either ordinary income or capital gains, but not both;

                                       or

o require a high degree of stability of your principal.


PORTFOLIO MANAGEMENT
Who makes the investment decisions for this fund?

Scott D. Opsal, CFA, at MEMBERS Capital Advisors is the fund's portfolio manager. He is supported by a team of sector specialists and analysts. See the "Portfolio Management" section for further information regarding the portfolio manager.

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE - What is this fund's goal?

The LARGE CAP VALUE FUND seeks long-term capital growth, with income as a secondary consideration.

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES - How does this fund pursue its objective?

The Large Cap Value Fund will, under normal market conditions, maintain at least 80% of its assets in large cap stocks (generally, stocks with a market capitalization of the companies represented in the Russell 1000(R) Value Index). The fund follows what is known as a "value" approach, which generally means that the manager seeks to invest in stocks at prices below their perceived intrinsic value as estimated based on fundamental analysis of the issuing company and its prospects. By investing in value stocks, the fund attempts to limit the downside risk over time but may also produce smaller gains than other stock funds if their intrinsic values are not realized by the market or if growth-oriented investments are favored by investors. The fund will diversify its holdings among various industries and among companies within those industries.

The fund may also invest in warrants, convertible securities, preferred stocks and debt securities (including non-investment grade debt securities). The fund may invest up to 25% of its assets in foreign securities, including American Depository Receipts ("ADRs"), and may invest in exchange traded funds ("ETFs") that are registered investment companies.

The fund typically sells a stock when the fundamental expectations for buying it no longer apply, the price exceeds its intrinsic value or other stocks appear more attractively priced relative to their intrinsic values.

Although the fund expects to pursue its investment objective utilizing its principal investment strategies regardless of market conditions, the fund may invest up to 100% in money market instruments. To the extent the fund engages in this temporary defensive position, the fund's ability to achieve its investment objective may be diminished.

--------------------------------------------------------------------------------

PRINCIPAL RISKS - What are the main risks of investing in this fund?

As with any fund that invests in stocks and also seeks income, this fund is subject to MARKET RISK and, to a lesser extent, INTEREST RATE RISK, meaning the value of your investment will fluctuate in response to stock market and interest rate movements. The fund's investments may rise and/or fall based upon investor perception and attitude rather than economic valuations. Loss of money is a risk of investing in this fund.

The fund primarily invests in "value" oriented stocks which may help limit the risk of negative portfolio returns. However, these "value" stocks are subject to the risk that their perceived intrinsic values may never be realized by the market, and to the risk that, although the stock is believed to be undervalued, it is actually appropriately priced or overpriced due to unanticipated problems associated with the issuer or industry.

Investments in FOREIGN SECURITIES involve risks relating to currency fluctuations and to political, social and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may be greater in emerging markets. The investment markets of emerging countries are generally more volatile than markets of developed countries with more mature economies. A further discussion of the risks associated with foreign securities is included in the SAI.

                              LARGE CAP VALUE FUND


--------------------------------------------------------------------------------


The following bar chart provides an illustration of the performance of the Class A shares of the Large Cap Value Fund. The information in the bar chart and table provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year over the past 10 years and by showing how the fund's returns compare with market performance. The bar chart does not reflect the deduction of sales charges imposed on the Class A shares and also assumes the reinvestment of any dividends and distributions. If sales charges were deducted from the annual total returns shown below, the returns would have been lower.


             TOTAL RETURNS
        For periods ended 12/31

       [CHART OF TOTAL RETURNS]

YEAR                             VALUE
1999                            16.64%
2000                             0.50%
2001                           -11.09%
2002                           -21.77%
2003                            25.73%
2004                            12.19%
2005                             5.16%
2006                            20.16%
2007                             0.29%
2008                           -35.98%

              [END CHART]

 Best Calendar Quarter:     2Q 2003        17.07%
Worst Calendar Quarter:     4Q 2008       -20.88%

PLEASE REMEMBER THAT PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF THE RESULTS THE LARGE CAP VALUE FUND MAY ACHIEVE IN THE FUTURE. FUTURE RETURNS MAY BE HIGHER OR LOWER THAN THE RETURNS THE FUND ACHIEVED IN THE PAST.

--------------------------------------------------------------------------------


The following table compares the performance of each class of shares of the Large Cap Value Fund with the performance of the Russell 1000(R) Value Index, which is one measure of the performance of the relevant market.

                          AVERAGE ANNUAL TOTAL RETURNS
                            (AS OF DECEMBER 31, 2008)


                                                                                                 SINCE INCEPTION   SINCE INCEPTION
                                                                   1 YEAR   5 YEARS   10 YEARS     12/29/1997         6/30/2006
                                                                   ------   -------   --------     ----------         ---------
CLASS A SHARES
   Return Before Taxes                                             -39.67%   -3.02%     -1.28%        0.44%               N/A
   Return After Taxes on Distributions                             -40.16%   -3.54%     -1.68%        0.03%               N/A
   Return After Taxes on Distributions and Sale of Fund Shares     -25.80%   -2.77%     -1.27%        0.17%               N/A

CLASS B SHARES
   Return Before Taxes                                             -39.31%   -2.98%     -1.44%        0.22%               N/A

CLASS Y SHARES
   Return Before Taxes                                             -35.84%     N/A        N/A          N/A             -11.26%

Russell 1000(R) Value Index(1)                                     -36.85%   -0.79%      1.36%        2.87%            -12.14%

Class A and B share returns shown above reflect payment of sales charges either upon purchase (A shares) or sale at the end of the period (B shares). Class Y shares are sold without the imposition of a sales charge. Index returns shown do not reflect sales charges, fees, expenses or taxes.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only Class A shares. After-tax returns for Class B and Class Y shares will vary.

------------------------
(1) The Russell 1000(R) Value Index is a large-cap market index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

--------------------------------------------------------------------------------

                              LARGE CAP GROWTH FUND


--------------------------------------------------------------------------------

INVESTOR PROFILE
Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you:


o have a longer investment time horizon;

o are willing to accept higher ongoing short-term risk for the potential of higher long-term returns;

o want to diversify your investments;

o are seeking a fund for the growth portion of an asset allocation program;

                                       or

o are investing for retirement or other goals that are many years in the future.


You may want to invest fewer of your assets in this fund if you:


o are investing with a shorter investment time horizon in mind;

o are seeking income rather than capital gains;

                                       or

o are uncomfortable with an investment whose value may vary substantially.


PORTFOLIO MANAGEMENT
Who makes the investment decisions for this fund?

Bruce A. Ebel, CFA, CIC and CFP(R), at MEMBERS Capital Advisors is the fund's portfolio manager. He is supported by a team of sector specialists and analysts. See the "Portfolio Management" section for further information regarding the portfolio manager.

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE - What is this fund's goal?

The LARGE CAP GROWTH FUND seeks long-term capital appreciation.

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES - How does this fund pursue its objective?

The Large Cap Growth Fund invests primarily in common stocks of larger companies and will, under normal market conditions, maintain at least 80% of its assets in such large cap stocks (generally, stocks with a market capitalization of the companies in the Russell 1000(R) Growth Index). The fund seeks stocks that have low market prices relative to their perceived growth capabilities as estimated based on fundamental analysis of the issuing companies and their prospects. This is sometimes referred to as a "growth" approach. Relative to the Large Cap Value Fund, the Large Cap Growth Fund typically will seek more earnings growth capability in the stocks it purchases, and may include some companies undergoing more significant changes in their operations or experiencing significant changes in their markets. The fund will diversify its holdings among various industries and among companies within those industries.

The fund may also invest in warrants, preferred stocks and convertible securities, and may invest up to 25% of its assets in foreign securities, including American Depository Receipts ("ADRs"), of emerging market securities. The fund may invest in exchange traded funds ("ETFs") that are registered investment companies.

The fund typically sells a stock when the fundamental expectations for buying it no longer apply, the price exceeds its perceived value or other stocks appear more attractively priced relative to their prospects.

The Fund has an active trading strategy which will lead to more portfolio turnover than a more passively-managed fund.

Although the fund expects to pursue its investment objective utilizing its principal investment strategies regardless of market conditions, the fund may invest up to 100% in money market instruments. To the extent the fund engages in this temporary defensive position, the fund's ability to achieve its investment objective may be diminished.

--------------------------------------------------------------------------------

PRINCIPAL RISKS - What are the main risks of investing in this fund?

As with any fund that invests in equity securities, this fund is subject to MARKET RISK, the risk that the value of an investment may fluctuate in response to stock market movements. Loss of money is a significant risk of investing in this fund.

Due to its focus on stocks that may appreciate in value and lack of emphasis on those that provide current income, this fund will typically experience greater volatility over time than the Large Cap Value Fund.

Investments in FOREIGN SECURITIES involve risks relating to currency fluctuations and to political, social and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may be greater in emerging markets. The investment markets of emerging countries are generally more volatile than markets of developed countries with more mature economies. A further discussion of the risks associated with foreign securities is included in the SAI.

Because of the fund's strategy to engage in active and frequent trading of portfolio securities to achieve the fund's investment objective, the fund may have increased costs, which can lower the actual return of the fund. Active trading may also increase short-term gains and losses, which may affect taxes that must be paid.

                              LARGE CAP GROWTH FUND

--------------------------------------------------------------------------------


The following bar chart provides an illustration of the performance of the Class A shares of the Large Cap Growth Fund. The information in the bar chart and table provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year over the past 10 years and by showing how the fund's returns compare with market performance. The bar chart does not reflect the deduction of sales charges imposed on the Class A shares and also assumes the reinvestment of any dividends and distributions. If sales charges were deducted from the annual total returns shown below, the returns would have been lower.


            TOTAL RETURNS
       For periods ended 12/31

      [CHART OF TOTAL RETURNS]

YEAR                            VALUE
1999                            23.62%
2000                             3.75%
2001                            -9.05%
2002                           -31.44%
2003                            29.01%
2004                             8.56%
2005                             2.07%
2006                             7.33%
2007                            11.91%
2008                           -37.64%

             [END CHART]

 Best Calendar Quarter:     2Q 2003      16.51%
Worst Calendar Quarter:     4Q 2008     -21.48%

PLEASE REMEMBER THAT PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF THE RESULTS THE LARGE CAP GROWTH FUND MAY ACHIEVE IN THE FUTURE. FUTURE RETURNS MAY BE HIGHER OR LOWER THAN THE RETURNS THE FUND ACHIEVED IN THE PAST.

--------------------------------------------------------------------------------


The following table compares the performance of each class of shares of the Large Cap Growth Fund and the performance of the Russell 1000(R) Growth Index, which is one measure of the performance of the relevant market.

                          AVERAGE ANNUAL TOTAL RETURNS
                            (AS OF DECEMBER 31, 2008)


                                                                                                SINCE INCEPTION   SINCE INCEPTION
                                                                  1 YEAR   5 YEARS   10 YEARS      12/29/1997         6/30/2006
                                                                  ------   -------   --------      ----------         ---------
CLASS A SHARES
 Return Before Taxes                                              -41.22%   -4.79%    -2.12%         -0.04%              N/A
 Return After Taxes on Distributions                              -41.26%   -4.84%    -2.16%         -0.08%              N/A
 Return After Taxes on Distributions and Sale of Fund Shares      -26.57%   -3.99%    -1.89%         -0.20%              N/A

CLASS B SHARES
 Return Before Taxes                                              -40.87%   -4.76%    -2.26%         -0.23%              N/A

CLASS Y SHARES
 Return Before Taxes                                              -37.50%     N/A       N/A            N/A            -10.12%

RUSSELL 1000(R) GROWTH INDEX(1)                                   -38.44%   -3.42%    -4.27%         -0.62%           -10.56%

Class A and B share returns shown above reflect payment of sales charges either upon purchase (A shares) or sale at the end of the period (B shares). Class Y shares are sold without the imposition of a sales charge. Index returns shown do not reflect sales charges, fees, expenses or taxes.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only Class A shares. After-tax returns for Class B and Class Y shares will vary.

------------------------


(1) The Russell 1000(R) Growth Index is a large-cap market index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.


--------------------------------------------------------------------------------

                          MID CAP VALUE FUND

--------------------------------------------------------------------------------

INVESTOR PROFILE
Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you:


o have a longer investment time horizon;

o are willing to accept higher ongoing short-term risk for the potential of higher long-term returns;

o want to diversify your investments;

o are seeking a fund for the value portion of an asset allocation program;

o are seeking exposure to smaller companies as part of an asset allocation program;

                                       or

o are investing for retirement or other goals that are many years in the future.


You may want to invest fewer of your assets in this fund if you:


o are investing with a shorter investment time horizon in mind;

o are seeking income rather than capital gain;

                                       or

o are uncomfortable with an investment whose value may vary substantially.


PORTFOLIO MANAGEMENT
Who makes the investment decisions for this fund?

Livia S. Asher at MEMBERS Capital Advisors ("MCA") is the portfolio manager for the majority of the fund's assets. She is supported by a team of sector specialists and analysts. MCA has retained Wellington Management Company, LLP as the fund's subadviser for the smaller-cap portion of the fund. Shaun F. Pederson is the portfolio manager and Timothy J. McCormack, CFA, is involved in portfolio management and securities analysis for this portion of the fund. See the "Portfolio Management" section for further information regarding the portfolio managers.

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE - What is this fund's goal?

The MID CAP VALUE FUND seeks long-term capital appreciation.

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES - How does this fund pursue its objective?

The Mid Cap Value Fund invests primarily in common stocks of midsize and smaller companies (generally, stocks with a market capitalization of less than $15 billion or the largest companies in the Russell Midcap(R) Index, if greater) and will, under normal market conditions, maintain at least 80% of its assets in such mid cap securities. However, the fund will not automatically sell a stock just because its market capitalization has changed and such positions may be increased through additional purchases.

The fund seeks stocks in this midsize to smaller range that have a low market price relative to their value as estimated based on fundamental analysis of the issuing company and its prospects. This is sometimes referred to as a "value" approach. The fund includes smaller, less developed issuers, which may have difficulty competing with larger companies, but the successful ones generate strong cash flows that can be used to build the value of the business or be used in the same way to benefit the shareholders (e.g., share repurchase, dividends, etc.).

The fund may also invest in warrants, preferred stocks, convertible debt securities and real estate investment trusts, and may invest up to 25% of its assets in foreign securities. The fund may invest in exchange traded funds ("ETFs") that are registered investment companies.

The fund typically sells a stock when the fundamental expectations for buying it no longer apply, the price exceeds its intrinsic value or other stocks appear more attractively priced relative to their intrinsic value.

Although the fund expects to pursue its investment objective utilizing its principal investment strategies regardless of market conditions, the fund may invest up to 100% in money market instruments. To the extent the fund engages in this temporary defensive position, the fund's ability to achieve its investment objective may be diminished.

--------------------------------------------------------------------------------

PRINCIPAL RISKS - What are the main risks of investing in this fund?

As with any fund that invests in equity securities, this fund is subject to MARKET RISK, the risk that the value of an investment will fluctuate in response to stock market movements. Loss of money is a significant risk of investing in this fund.

Due to its focus on smaller companies' stocks that may appreciate in value and lack of emphasis on those that provide current income, this fund may experience SIGNIFICANT VOLATILITY over time. The fund's investments in midsize and smaller companies may entail greater risks than investments in larger, more established companies. Midsize and smaller companies tend to have narrower product lines, fewer financial resources and a more limited trading market for their securities, as compared to larger companies. They may also experience greater price volatility than securities of larger capitalization companies, because growth prospects for these companies may be less certain and the market for such securities may be smaller.

In addition, such securities are subject to the LIQUIDITY RISK such that during certain periods, their liquidity will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions. The fund could lose money if it has to sell illiquid securities at a disadvantageous time. The costs of purchasing or selling securities of smaller capitalization companies are often greater than those of more widely traded securities. Securities of smaller capitalization companies can also be difficult to value. In addition, a "value" approach to investing includes the risks that their perceived intrinsic values may never be realized by the market, and that a stock that is believed to be undervalued actually is appropriately priced or overpriced due to unanticipated problems associated with the issuer or industry.

To the extent the fund invests in higher-risk securities, it takes on additional risks that could adversely affect its performance. For example, to the extent the fund invests in FOREIGN SECURITIES, the fund will be subject to risks relating to currency fluctuations and to political, social and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may be greater in emerging markets. The investment markets of emerging countries are generally more volatile than markets of developed countries with more mature economies. A further discussion of the risks associated with foreign securities is included in the SAI.

                               MID CAP VALUE FUND

--------------------------------------------------------------------------------

The following bar chart provides an illustration of the performance of the Class A shares of the Mid Cap Value Fund. The information in the bar chart and table provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's returns compare with market performance. The bar chart does not reflect the deduction of sales charges imposed on the Class A shares and also assumes the reinvestment of any dividends and distributions. If sales charges were deducted from the annual total returns shown below, the return would have been lower.

            TOTAL RETURNS
       For periods ended 12/31

      [CHART OF TOTAL RETURNS]

YEAR                            VALUE
2002                           -17.28%
2003                            30.50%
2004                            15.42%
2005                             9.80%
2006                            16.48%
2007                             0.08%
2008                           -36.84%

             [END CHART]

 Best Calendar Quarter:     2Q 2003      16.80%
Worst Calendar Quarter:     4Q 2008     -23.57%

PLEASE REMEMBER THAT PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF THE RESULTS THE MID CAP VALUE FUND MAY ACHIEVE IN THE FUTURE. FUTURE RETURNS MAY BE HIGHER OR LOWER THAN THE RETURNS THE FUND ACHIEVED IN THE PAST.

--------------------------------------------------------------------------------

The following table compares the performance of each class of shares of the Mid Cap Value Fund with the performance of the Russell Midcap(R) Value Index, which is one measure of the performance of the relevant market.

                          AVERAGE ANNUAL TOTAL RETURNS
                            (AS OF DECEMBER 31, 2008)

                                                                                            SINCE INCEPTION    SINCE INCEPTION
                                                                       1 YEAR    5 YEARS       2/28/2001          6/30/2006
                                                                       ------    -------       ---------          ---------
CLASS A SHARES
 Return Before Taxes                                                   -40.46%    -2.53%         0.35%               N/A
 Return After Taxes on Distributions                                   -40.75%    -3.94%        -0.58%               N/A
 Return After Taxes on Distributions and Sale of Fund Shares           -26.31%    -1.97%         0.41%               N/A

CLASS B SHARES
 Return Before Taxes                                                   -40.25%    -2.47%         0.30%               N/A

CLASS Y SHARES
 Return Before Taxes                                                   -36.00%      N/A           N/A             -12.81%

RUSSELL MIDCAP(R) VALUE INDEX(1)                                       -38.44%     0.33%         3.41%            -14.10%

Class A and B share returns shown above reflect payment of sales charges either upon purchase (A shares) or sale at the end of the period (B shares). Class Y shares are sold without the imposition of a sales charge. Index returns shown do not reflect sales charges, fees, expenses or taxes.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only Class A shares. After-tax returns for Class B and Class Y shares will vary.

------------------------
(1) The Russell Midcap(R) Value Index is a mid-cap market index which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

--------------------------------------------------------------------------------

                               MID CAP GROWTH FUND

--------------------------------------------------------------------------------

INVESTOR PROFILE
Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you:


o have a longer investment time horizon;

o are willing to accept significantly greater risk for the potential of higher long-term returns;

o want to diversify your investments;

o are seeking a fund for the growth portion of an asset allocation program;

                                       or

o are investing for retirement or other goals that are many years in the future.


You may want to invest fewer of your assets in this fund if you:


o are investing with a shorter investment time horizon in mind;

o are seeking an investment based on income rather than capital gain;

                                       or

o are uncomfortable with an investment whose value may vary substantially.


PORTFOLIO MANAGEMENT
Who makes the investment decisions for this fund?

MEMBERS Capital Advisors has retained Wellington Management Company, LLP as the fund's subadviser. Francis J. Boggan, CFA, is the fund's portfolio manager.
See the "Portfolio Management" section for further information regarding the portfolio manager.

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE - What is this fund's goal?

The MID CAP GROWTH FUND seeks long-term capital appreciation.

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES - How does this fund pursue its objective?

The Mid Cap Growth Fund invests generally in common stocks, securities convertible into common stocks and related equity securities of midsize and smaller companies (generally, stocks with a market capitalization of less than $15 billion or the largest companies in the Russell Midcap(R) Index, if greater). Under normal market conditions, the fund will maintain at least 80% of its assets in such mid cap securities. The fund seeks attractive long-term returns through bottom-up security selection based on fundamental analysis in a diversified portfolio of high-quality growth companies with attractive valuations. These will typically be industry leading companies in niches with strong growth prospects. The fund seeks stocks of such companies at price-earnings valuations approximately equal to the company's expected long-term, sustainable growth rate.

The fund may also invest in warrants, preferred stocks and debt securities, including non-investment grade convertible debt securities. The fund may invest up to 25% of its assets in foreign securities, including emerging market securities. The fund may invest in exchange traded funds ("ETFs") that are registered investment companies.

Stocks are generally sold when target prices are reached, company fundamentals deteriorate or more attractive stocks are identified.

The Fund has an active trading strategy which will lead to more portfolio turnover than a more passively-managed fund.

Although the fund expects to pursue its investment objective utilizing its principal investment strategies regardless of market conditions, the fund may invest up to 100% in money market instruments. To the extent the fund engages in this temporary defensive position, the fund's ability to achieve its investment objective may be diminished.

--------------------------------------------------------------------------------

PRINCIPAL RISKS - What are the main risks of investing in this fund?

As with any fund that invests in equity securities, this fund is subject to MARKET RISK, the risk that the value of an investment will fluctuate in response to stock market movements. Loss of money is a significant risk of investing in this fund.

Due to its focus on stocks of growth companies, particularly those of midsize and smaller capitalization companies, it will typically experience SIGNIFICANT VOLATILITY over time. The fund's investments in midsize and smaller companies may entail greater risks than investments in larger, more established companies. Midsize and smaller companies tend to have narrower product lines, fewer financial resources and a more limited trading market for their securities, as compared to larger companies. They may also experience greater price volatility than securities of larger capitalization companies because growth prospects for these companies may be less certain and the market for such securities may be smaller.

Some growth-oriented companies may not have established financial histories; often have limited product lines, markets or financial resources; may depend on a few key personnel for management; and may be susceptible to losses and risks of bankruptcy.

To the extent that the fund invests in other higher-risk securities, it takes on additional risks that could adversely affect its performance. For example, to the extent the fund invests in FOREIGN SECURITIES, the fund will be subject to risks relating to currency fluctuations and to political, social and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may be greater in emerging markets. The investment markets of emerging countries are generally more volatile than markets of developed countries with more mature economies. A further discussion of the risks associated with foreign securities is included in the SAI.

Because of the fund's strategy to engage in active and frequent trading of portfolio securities to achieve the fund's investment objective, the fund may have increased costs, which can lower the actual return of the fund. Active trading may also increase short-term gains and losses, which may affect taxes that must be paid.

                               MID CAP GROWTH FUND

--------------------------------------------------------------------------------


The following bar chart provides an illustration of the performance of the Class A shares of the Mid Cap Growth Fund. The information in the bar chart and table provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year over the past 10 years and by showing how the fund's returns compare with market performance. The bar chart does not reflect the deduction of sales charges imposed on the Class A shares and also assumes the reinvestment of any dividends and distributions. If sales charges were deducted from the annual total returns shown below, the returns would have been lower.


            TOTAL RETURNS(1)
       For periods ended 12/31

     [CHART OF TOTAL RETURNS(1)]

YEAR                            VALUE
2001                           -31.96%
2002                           -27.56%
2003                            34.01%
2004                            12.90%
2005                             8.57%
2006                            14.04%
2007                             7.53%
2008                           -47.26%

             [END CHART]

 Best Calendar Quarter:     4Q 2001      21.88%
Worst Calendar Quarter:     4Q 2008     -32.84%

PLEASE REMEMBER THAT PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF THE RESULTS THE MID CAP GROWTH FUND MAY ACHIEVE IN THE FUTURE. FUTURE RETURNS MAY BE HIGHER OR LOWER THAN THE RETURNS THE FUND ACHIEVED IN THE PAST.


The following table compares the performance of each class of shares of the Mid Cap Growth Fund with the performance of the Russell Midcap(R) Growth Index, which is one measure of the performance of the relevant market.

                         AVERAGE ANNUAL TOTAL RETURNS(1)
                            (AS OF DECEMBER 31, 2008)


                                                                                            SINCE INCEPTION    SINCE INCEPTION
                                                                       1 YEAR    5 YEARS       2/29/2000          6/30/2006
                                                                       ------    -------       ---------          ---------
CLASS A SHARES
  Return Before Taxes                                                  -50.27%    -5.65%        -11.27%              N/A
  Return After Taxes on Distributions                                  -50.27%    -5.67%        -11.28%              N/A
  Return After Taxes on Distributions and Sale of Fund Shares          -32.68%    -4.70%         -8.74%              N/A

CLASS B SHARES
  Return Before Taxes                                                  -50.06%    -5.66%        -11.36%              N/A

CLASS Y SHARES
  Return Before Taxes                                                  -47.13%      N/A            N/A            -16.60%

RUSSELL MIDCAP(R) GROWTH INDEX(2)                                      -44.32%    -2.33%         -6.44%           -14.72%

Class A and B share returns shown above reflect payment of sales charges either upon purchase (A shares) or sale at the end of the period (B shares). Class Y shares are sold without the imposition of a sales charge. Index returns shown do not reflect sales charges, fees, expenses or taxes.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only Class A shares. After-tax returns for Class B and Class Y shares will vary.

------------------------
(1) For periods shown prior to May 1, 2002, the fund returns reflect the fund's performance under the management of the previous subadviser, which was replaced by Wellington Management effective May 1, 2002. For the periods shown commencing after such date, the above results reflect the performance of Wellington Management.


(2) The Russell Midcap(R) Growth Index is a mid-cap market index which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.


--------------------------------------------------------------------------------

                             SMALL CAP VALUE FUND

--------------------------------------------------------------------------------

INVESTOR PROFILE
Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you:


o have a longer invest-ment time horizon;

o are willing to accept higher ongoing short-term risk for the potential of higher long-term returns;

o want to diversify your investments;

o are seeking a fund for the value portion of an asset allocation program;

o are seeking exposure to small companies as part of an asset allocation program;

                                       or

o are investing for retirement or other goals that are many years in the future.


You may want to invest fewer of your assets in this fund if you:


o are investing with a shorter investment time horizon in mind;

o are seeking income rather than capital gain;

                                       or

o are uncomfortable with an investment whose value may vary substantially.


PORTFOLIO MANAGEMENT
Who makes the investment decisions for this fund?

MEMBERS Capital Advisors has retained Wellington Management Company, LLP as the fund's subadviser. Timothy J. McCormack, CFA, is the fund's portfolio manager. Shaun F. Pedersen is involved in portfolio management and securities analysis for the fund. See the "Portfolio Management" section for further information regarding the portfolio managers.

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE - What is this fund's goal?

The SMALL CAP VALUE FUND seeks long-term capital appreciation.

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES - How does this fund pursue its objective?

The Small Cap Value Fund invests primarily in a diversified mix of common stocks of small cap U.S. companies that are believed to be undervalued by various measures and offer sound prospects for capital appreciation. For purposes of this fund, "small cap companies" are those with market capitalizations that are within the range of capitalizations of companies represented in either the S&P SmallCap 600 Index or the Russell 2000(R) Index.

The subadviser employs a value-oriented investment approach in selecting stocks, using proprietary fundamental research to identify securities of issuers the subadviser believes have attractive valuations. The subadviser focuses on companies with a record of above average rates of profitability that sell at a discount relative to the overall small cap market.

Through fundamental research, the subadviser seeks to identify those companies which possess one or more of the following characteristics: sustainable competitive advantages within a market niche; strong profitability and free cash flows; strong market share positions and trends; quality of and share ownership by management; and financial structures that are more conservative than the relevant industry average.

The fund may invest up to 20% of its assets in foreign securities. The fund may also invest in exchange traded funds ("ETFs") that are registered investment companies.

Although the fund expects to pursue its investment objective utilizing its principal investment strategies regardless of market conditions, the fund may invest up to 100% in money market instruments. To the extent the fund engages in this temporary defensive position, the fund's ability to achieve its investment objective may be diminished.

--------------------------------------------------------------------------------

PRINCIPAL RISKS - What are the main risks of investing in this fund?

As with any fund that invests in equity securities, this fund is subject to MARKET RISK, the risk that the value of an investment will fluctuate in response to stock market movements. Loss of money is a significant risk of investing in this fund.

Due to its focus on small cap companies, this fund may experience SIGNIFICANT VOLATILITY over time. Small companies tend to have narrower product lines, fewer financial resources and a more limited trading market for their securities, as compared to larger companies. The securities of smaller companies also experience greater price volatility than securities of larger capitalization companies.

During certain periods, the liquidity of the securities of small cap companies may shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions. This LIQUIDITY RISK could translate into losses for the fund if it has to sell illiquid securities at a disadvantageous time. The costs of purchasing or selling securities of small capitalization companies are often greater than those of more widely traded securities. Securities of smaller capitalization companies can also be difficult to value. In addition, a "value" approach to investing includes the risks that their perceived intrinsic values may never be realized by the market, and that a stock that is believed to be undervalued actually is appropriately priced or overpriced due to unanticipated problems associated with the issuer or industry.

To the extent that the fund invests in higher-risk securities and initial public offerings, it takes on additional risks that could adversely affect its performance. Investing in FOREIGN SECURITIES involves certain special considerations and additional risks which are not typically associated with investing in securities of domestic issuers or U.S. dollar denominated securities. These risks may make the fund more volatile than a comparable domestic stock fund. For example, foreign securities are typically subject to:
Fluctuations in currency exchange rates; higher trading and custody charges compared to securities of U.S. companies; different accounting and reporting practices than U.S. companies--as a result, it is often more difficult to evaluate financial information from foreign issuers. Also the laws of some foreign countries limit the information that is made available to investors; less stringent securities regulations that those of the U.S.; potential political instability; and potential economic instability--the economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation and industry diversification. Such differences may cause the economies of these countries to be less stable than the U.S. economy and may make them more sensitive to economic fluctuations.

The risks of international investing are higher in emerging markets such as those of Latin America, Africa, Asia and Eastern Europe.

                              SMALL CAP VALUE FUND

--------------------------------------------------------------------------------


The following bar chart provides an illustration of the performance of the Class A shares of the Small Cap Value Fund. The information in the bar chart and table provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's returns compare with market performance. The bar chart does not reflect the deduction of sales charges imposed on the Class A shares and also assumes the reinvestment of any dividends and distributions. If sales charges were deducted from the annual total returns shown below, the return would have been lower.

            TOTAL RETURNS
       For periods ended 12/31


      [CHART OF TOTAL RETURNS]

YEAR                            VALUE
2007                            -2.96%
2008                           -26.89%

             [END CHART]

 Best Calendar Quarter:     1Q 2007       5.04%
Worst Calendar Quarter:     4Q 2008     -23.99%


PLEASE REMEMBER THAT PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF THE RESULTS THE SMALL CAP VALUE FUND MAY ACHIEVE IN THE FUTURE. FUTURE RETURNS MAY BE HIGHER OR LOWER THAN THE RETURNS THE FUND ACHIEVED IN THE PAST.

--------------------------------------------------------------------------------

The following table compares the performance of each class of shares of the Small Cap Value Fund with the performance of the Russell 2000(R) Value Index, which is one measure of the performance of the relevant market.

                          AVERAGE ANNUAL TOTAL RETURNS
                            (AS OF DECEMBER 31, 2008)


                                                                                      SINCE INCEPTION      SINCE INCEPTION
                                                                          1 YEAR         12/27/2006            1/9/2007
                                                                          ------         ----------            --------
CLASS A SHARES
  Return Before Taxes                                                     -31.07%         -18.40%                N/A
  Return After Taxes on Distributions                                     -31.12%         -18.76%                N/A
  Return After Taxes on Distributions and Sale of Fund Shares             -20.20%         -15.54%                N/A

CLASS B SHARES
  Return Before Taxes                                                     -30.33%         -17.83%                N/A

CLASS Y SHARES
  Return Before Taxes                                                     -26.69%            N/A              -15.23%

RUSSELL 2000(R) VALUE INDEX(1)                                            -28.92%         -19.80%             -19.45%


Class A and B share returns shown above reflect payment of sales charges either upon purchase (A shares) or sale at the end of the period (B shares). Class Y shares are sold without the imposition of a sales charge. Index returns shown do not reflect sales charges, fees, expenses or taxes.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only Class A shares. After-tax returns for Class B and Class Y shares will vary.

------------------------
(1) The Russell 2000(R) Value Index is a small-cap market index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.


--------------------------------------------------------------------------------

                              SMALL CAP GROWTH FUND


--------------------------------------------------------------------------------

INVESTOR PROFILE

Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you:


o have a longer investment time horizon;

o are willing to accept higher ongoing short-term risk for the potential of higher long-term returns;

o want to diversify your investments;

o are seeking a fund for the growth portion of an asset allocation program;

o are seeking exposure to small companies as part of an asset allocation program;

                                       or

o are investing for retirement or other goals that are many years in the future.


You may want to invest fewer of your assets in this fund if you:


o are investing with a shorter investment time horizon in mind;

o are seeking income rather than capital gain;

                                       or

o are uncomfortable with an investment whose value may vary substantially.


PORTFOLIO MANAGEMENT

Who makes the investment decisions for this fund?

MEMBERS Capital Advisors has retained Paradigm Asset Management Company, LLC as the fund's subadviser. James E. Francis, Jeffrey E. Marcus and Gregory Pai are the fund's co-portfolio managers. See the "Portfolio Management" section for further information regarding the portfolio managers.

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE - What is this fund's goal?

The SMALL CAP GROWTH FUND seeks long-term capital appreciation.

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES - How does this fund pursue its objective?

The Small Cap Growth Fund invests primarily in a diversified mix of common stocks of small cap U.S. companies that are believed to have high earnings growth rates. For purposes of this fund, "small cap companies" are those with market capitalizations that are within the range of capitalizations of companies represented in either the S&P SmallCap 600 Index or the Russell 2000(R) Index.

The fund may also invest in warrants, preferred stocks and debt securities, including non-investment grade convertible debt securities. The fund may invest in exchange traded funds ("ETFs") that are registered investment companies.

The Fund has an active trading strategy which will lead to more portfolio turnover than a more passively-managed fund.

Although the fund expects to pursue its investment objective utilizing its principal investment strategies regardless of market conditions, the fund may invest up to 100% in money market instruments. To the extent the fund engages in this temporary defensive position, the fund's ability to achieve its investment objective may be diminished.

--------------------------------------------------------------------------------

PRINCIPAL RISKS - WHAT ARE THE MAIN RISKS OF INVESTING IN THIS FUND?

As with any fund that invests in equity securities, this fund is subject to MARKET RISK, the risk that the value of an investment will fluctuate in response to stock market movements. Loss of money is a significant risk of investing in this fund.

Due to its focus on stocks of growth companies, particularly those of small capitalization companies, it will typically experience SIGNIFICANT VOLATILITY over time. Securities of small capitalization companies may experience greater price volatility than securities of larger capitalization companies because growth prospects for these companies may be less certain and the market for such securities may be smaller.

The fund may invest in stocks that are considered "growth" stocks. Growth stocks can perform differently from the market as a whole and other types of stocks and tend to be more expensive relative to their earnings or assets compared with other types of stocks. As a result, growth stocks tend to be more sensitive to changes in their earnings and can be more volatile than other types of stocks.

Some growth-oriented companies may not have established financial histories and often have limited product lines, markets or financial resources and may depend on a few key personnel for management. Such companies may be susceptible to losses and risks of bankruptcy.

To the extent that the fund invests in other higher-risk securities, it takes on additional risks that could adversely affect its performance. For example, to the extent the fund invests in NON-INVESTMENT GRADE CONVERTIBLE DEBT SECURITIES, the fund is subject to above average credit, market and other risks. Issuers of non-investment grade securities are typically in weak financial health and their ability to pay interest and principal is uncertain. Compared to issuers of investment grade securities, they are more likely to encounter financial difficulties, and to be materially affected by these difficulties when they do encounter them.

Because of the fund's strategy to engage in active and frequent trading of portfolio securities to achieve the fund's investment objective, the fund may have increased costs, which can lower the actual return of the fund. Active trading may also increase short-term gains and losses, which may affect taxes that must be paid.

                              SMALL CAP GROWTH FUND

--------------------------------------------------------------------------------

The following bar chart provides an illustration of the performance of the Class A shares of the Small Cap Growth Fund. The information in the bar chart and table provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's returns compare with market performance. The bar chart does not reflect the deduction of sales charges imposed on the Class A shares and also assumes the reinvestment of any dividends and distributions. If sales charges were deducted from the annual total returns shown below, the return would have been lower.

            TOTAL RETURNS
       For periods ended 12/31

      [CHART OF TOTAL RETURNS]

YEAR                            VALUE
2007                             6.08%
2008                           -45.86%

             [END CHART]

 Best Calendar Quarter:     2Q 2007       8.10%
Worst Calendar Quarter:     4Q 2008     -30.19%

PLEASE REMEMBER THAT PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF THE RESULTS THE SMALL CAP GROWTH FUND MAY ACHIEVE IN THE FUTURE. FUTURE RETURNS MAY BE HIGHER OR LOWER THAN THE RETURNS THE FUND ACHIEVED IN THE PAST.

--------------------------------------------------------------------------------

The following table compares the performance of each class of shares of the Small Cap Growth Fund with the performance of the Russell 2000(R) Growth Index, which is one measure of the performance of the relevant market.

                          AVERAGE ANNUAL TOTAL RETURNS
                            (AS OF DECEMBER 31, 2008)

                                                                                      SINCE INCEPTION      SINCE INCEPTION
                                                                          1 YEAR         12/27/2006            1/9/2007
                                                                          ------         ----------            --------
CLASS A SHARES
  Return Before Taxes                                                     -48.96%         -26.63%                N/A
  Return After Taxes on Distributions                                     -48.96%         -26.78%                N/A
  Return After Taxes on Distributions and Sale of Fund Shares             -31.82%         -22.09%                N/A

CLASS B SHARES
  Return Before Taxes                                                     -48.73%         -26.35%                N/A

CLASS Y SHARES
  Return Before Taxes                                                     -45.82%            N/A              -24.08%

RUSSELL 2000(R) GROWTH INDEX(1)                                           -38.54%         -18.74%             -18.60%

Class A and B share returns shown above reflect payment of sales charges either upon purchase (A shares) or sale at the end of the period (B shares). Class Y shares are sold without the imposition of a sales charge. Index returns shown do not reflect sales charges, fees, expenses or taxes.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only Class A shares. After-tax returns for Class B and Class Y shares will vary.

------------------------
(1) The Russell 2000(R) Growth Index is a small-cap market index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

--------------------------------------------------------------------------------

                            INTERNATIONAL STOCK FUND

--------------------------------------------------------------------------------

INVESTOR PROFILE
Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you:


o are seeking to diversify your domestic investments;

o are seeking exposure to markets that can be less accessible to individual investors in the U.S.;

o are willing to accept high risk in pursuit of higher long-term growth;

o are seeking funds for the growth portion of an asset allocation program;

                                       or

o are investing for goals that are many years in the future.


You may want to invest fewer of your assets in this fund if you:


o are investing with a shorter investment time horizon in mind;

o are uncomfortable with an investment whose value may vary substantially;

o are seeking income rather than capital gains;

                                       or

o want to limit your exposure to foreign markets or currencies or income from foreign sources.


PORTFOLIO MANAGEMENT
Who makes the investment decisions for this fund?

MEMBERS Capital Advisors has retained Lazard Asset Management LLC ("Lazard") as the fund's subadviser. Lazard manages the fund on a team basis. John R. Reinsberg, Michael A. Bennett, Michael G. Fry, James Donald, CFA, Brian Pessin, CFA, Michael Powers, Erik McKee, Rohit Chopra and Edward Rosenfeld are the fund's co-portfolio managers. See the "Portfolio Management" section for further information regarding the portfolio managers.

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE - What is this fund's goal?

The INTERNATIONAL STOCK FUND seeks long-term growth of capital.

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES - How does this fund pursue its objective?

Under normal market conditions, the International Stock Fund invests at least 80% of its assets in foreign equity securities. Foreign equity securities are securities that are issued by companies organized or whose principal operations are outside the U.S., are principally traded outside of the U.S., or are quoted or denominated in a foreign currency.

Equity securities include common stocks, securities convertible into common stocks, preferred stocks, and other securities representing equity interests such as American Depository Receipts ("ADRs"), receipts typically issued by a U.S. financial institution which evidence ownership of underlying securities of foreign corporate issuers, European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs"). EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. financial institution similar to that for ADRs and are designed for use in non-U.S. securities markets. The fund may also invest in debt securities, foreign money market instruments, and other income bearing securities as well as forward foreign currency exchange contracts and other derivative securities and contracts. The fund usually holds securities of issuers located in at least three countries other than the U.S.

Typically, a majority of the fund's assets are invested in relatively large capitalization stocks of issuers located or operating in developed countries. Such securities are those issued by companies located in countries included in the Morgan Stanley Capital International, Europe, Australasia, and Far East ("MSCI EAFE") Index. The subadviser typically maintains this segment of the fund's portfolio in such stocks which it believes have a low market price relative to their perceived value based on fundamental analysis of the issuing company and its prospects. This is sometimes referred to as a "value" approach. It may also invest in foreign debt and other income bearing securities at times when it believes that income bearing securities have greater capital appreciation potential than equity securities.

Typically, the fund's remaining assets are invested in small capitalization stocks and stocks principally traded in emerging securities markets or of issuers located in or having substantial business operations in emerging economies. The emerging economies in which the fund invests are located primarily in the Asia-Pacific region, Eastern Europe, Central and South America, and Africa. In selecting both small capitalization stocks and emerging market stocks, the subadviser seeks securities that are undervalued in the markets in which the securities principally trade based on its analysis of the issuer's future prospects. This is sometimes referred to as a "value" approach. Such an analysis includes both quantitative (screening for high financial returns) and qualitative (fundamental analysis of the business prospects of the issuer) elements.

Although the fund expects to pursue its investment objective utilizing its principal investment strategies regardless of market conditions, the fund may invest up to 100% in money market instruments. To the extent the fund engages in this temporary defensive position, the fund's ability to achieve its investment objective may be diminished.

--------------------------------------------------------------------------------

PRINCIPAL RISKS - What are the main risks of investing in this fund?

As with any fund investing in stocks, the fund is subject to MARKET RISK, the risk that the value of an investment will fluctuate in response to stock market movements. Loss of money is a significant risk of investing in this fund.

                            INTERNATIONAL STOCK FUND

PRINCIPAL RISKS (continued from previous page)

Investing in FOREIGN SECURITIES involves certain special considerations and additional risks which are not typically associated with investing in securities of domestic issuers or U.S. dollar denominated securities. These risks may make the fund more volatile than a comparable domestic stock fund. For example, foreign securities are typically subject to:

o Fluctuations in currency exchange rates.
o Higher trading and custody charges compared to securities of U.S. companies.
o Different accounting and reporting practices than U.S. companies. As a result, it is often more difficult to evaluate financial information from foreign issuers. Also, the laws of some foreign countries limit the information that is made available to investors.
o Less stringent securities regulations than those of the U.S.
o Potential political instability.
o Potential economic instability. The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation and industry diversification. Such differences may cause the economies of these countries to be less stable than the U.S. economy and may make them more sensitive to economic fluctuations.

The risks of international investing are higher in emerging markets such as those of Latin America, Africa, Asia and Eastern Europe.

Additionally, investing in SMALLER COMPANIES involves a higher level of risk compared to larger, more established companies. Small capitalization companies often do not have the financial strength needed to do well in difficult economic times. Also, they often sell limited numbers of products, which can make it harder for them to compete with larger companies. As a result, their stock prices may fluctuate more over the short-term, but may also have more potential to grow.

To the extent that the fund utilizes higher-risk securities and practices, including forward foreign currency exchange contracts and other derivative securities and contracts, it takes on further risks that could adversely affect its performance.

INTERNATIONAL STOCK FUND PERFORMANCE APPEARS ON THE NEXT PAGE.

                            INTERNATIONAL STOCK FUND

--------------------------------------------------------------------------------


The following bar chart provides an illustration of the performance of the Class A shares of the International Stock Fund. The information in the bar chart and table provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year over the past 10 years and by showing how the fund's returns compare with market performance. The bar chart does not reflect the deduction of sales charges imposed on the Class A shares and also assumes the reinvestment of any dividends and distributions. If sales charges were deducted from the annual total returns shown below, the return would have been lower.


            TOTAL RETURNS
       For periods ended 12/31

      [CHART OF TOTAL RETURNS]

YEAR                            VALUE
1999                            19.77%
2000                           -16.92%
2001                           -17.59%
2002                            -7.90%
2003                            37.03%
2004                            22.34%
2005                            16.65%
2006                            23.68%
2007                            11.12%
2008                           -37.90%

             [END CHART]

 Best Calendar Quarter:     2Q 2003      19.39%
Worst Calendar Quarter:     3Q 2002     -17.55%

PLEASE REMEMBER THAT PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF THE RESULTS THE INTERNATIONAL STOCK FUND MAY ACHIEVE IN THE FUTURE. FUTURE RETURNS MAY BE HIGHER OR LOWER THAN THE RETURNS THE FUND ACHIEVED IN THE PAST.

--------------------------------------------------------------------------------


The following table compares the performance of each class of shares of the International Stock Fund with the performance of the MSCI EAFE Index, which is one measure of the performance of the relevant market.

                          AVERAGE ANNUAL TOTAL RETURNS
                            (AS OF DECEMBER 31, 2008)


                                                                                                SINCE INCEPTION   SINCE INCEPTION
                                                                  1 YEAR   5 YEARS   10 YEARS      12/29/1997         6/30/2006
                                                                  ------   -------   --------      ----------         ---------
CLASS A SHARES
  Return Before Taxes                                             -41.49%   2.79%     1.74%          2.43%               N/A
  Return After Taxes on Distributions                             -42.10%   1.40%     0.71%          1.29%               N/A
  Return After Taxes on Distributions and Sale of Fund Shares     -26.68%   2.39%     1.30%          1.79%               N/A

CLASS B SHARES
  Return Before Taxes                                             -41.01%   2.97%     1.58%          2.22%               N/A

CLASS Y SHARES
  Return Before Taxes                                             -37.73%    N/A       N/A            N/A              -8.80%

MSCI EAFE INDEX(1)                                                -43.06%   2.10%     1.18%          2.85%            -10.55%

Class A and B share returns shown above reflect payment of sales charges either upon purchase (A shares) or sale at the end of the period (B shares). Class Y shares are sold without the imposition of a sales charge. Index returns shown do not reflect sales charges, fees, expenses or taxes.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only Class A shares. After-tax returns for Class B and Class Y shares will vary.

------------------------
(1) The MSCI EAFE (Europe, Australasia & Far East) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada.

--------------------------------------------------------------------------------

                       This page left intentionally blank.

FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the funds. Actual expenses may be greater or less than those shown.

SHAREHOLDER TRANSACTION EXPENSES (paid directly from your investment)

MAXIMUM SALES CHARGE ON PURCHASES (as a percentage of offering price):(1)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                 LARGE   LARGE   MID     MID   SMALL  SMALL
SHARE  CONSERVATIVE   MODERATE   AGGRESSIVE    CASH          HIGH   DIVERSIFIED   CAP     CAP    CAP     CAP    CAP    CAP    INT'L
CLASS   ALLOCATION   ALLOCATION  ALLOCATION  RESERVES  BOND INCOME    INCOME     VALUE  GROWTH  VALUE  GROWTH  VALUE  GROWTH  STOCK
-----------------------------------------------------------------------------------------------------------------------------------
  A       5.75%        5.75%       5.75%        none   4.50% 4.50%     5.75%      5.75%  5.75%   5.75%  5.75%   5.75%  5.75%  5.75%
-----------------------------------------------------------------------------------------------------------------------------------
  B       -------------------------------------------------------------none--------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
  C        none         none        none        N/A     N/A   N/A       N/A        N/A    N/A     N/A    N/A     N/A    N/A    N/A
-----------------------------------------------------------------------------------------------------------------------------------
  Y        N/A          N/A         N/A         none    none  none      N/A        none   none    none   none    none   none   none
-----------------------------------------------------------------------------------------------------------------------------------

MAXIMUM CONTINGENT DEFERRED SALES CHARGE (as a percentage of amount redeemed):

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                 LARGE   LARGE   MID     MID   SMALL  SMALL
SHARE  CONSERVATIVE   MODERATE   AGGRESSIVE    CASH          HIGH   DIVERSIFIED   CAP     CAP    CAP     CAP    CAP    CAP    INT'L
CLASS   ALLOCATION   ALLOCATION  ALLOCATION  RESERVES  BOND INCOME    INCOME     VALUE  GROWTH  VALUE  GROWTH  VALUE  GROWTH  STOCK
-----------------------------------------------------------------------------------------------------------------------------------
  A      -----------------------------------------------------------none(2)--------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
  B      ----------------------------------------------------------4.50%(1,3)-----------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
  C      1.00%(1,4)   1.00%(1,4)  1.00%(1,4)   N/A    N/A   N/A       N/A        N/A    N/A     N/A    N/A     N/A    N/A    N/A
-----------------------------------------------------------------------------------------------------------------------------------
  Y        N/A         N/A         N/A         none   none  none      N/A        none   none    none   none    none   none   none
-----------------------------------------------------------------------------------------------------------------------------------

REDEMPTION OR EXCHANGE FEE WITHIN 30 CALENDAR DAYS OF PURCHASE (as a percentage of amount redeemed):(5)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                 LARGE   LARGE   MID     MID   SMALL  SMALL
SHARE  CONSERVATIVE   MODERATE   AGGRESSIVE    CASH          HIGH   DIVERSIFIED   CAP     CAP    CAP     CAP    CAP    CAP    INT'L
CLASS   ALLOCATION   ALLOCATION  ALLOCATION  RESERVES  BOND INCOME    INCOME     VALUE  GROWTH  VALUE  GROWTH  VALUE  GROWTH  STOCK
-----------------------------------------------------------------------------------------------------------------------------------
  A      none         none        none         none   none  none      none       none   none    none   none    2.0%    2.0%    2.0%
-----------------------------------------------------------------------------------------------------------------------------------
  B      none         none        none         none   none  none      none       none   none    none   none    2.0%    2.0%    2.0%
-----------------------------------------------------------------------------------------------------------------------------------
  C      none         none        none         N/A    N/A   N/A       N/A        N/A     N/A    N/A    N/A     N/A     N/A     N/A
-----------------------------------------------------------------------------------------------------------------------------------
  Y      N/A          N/A         N/A          none   none  none      N/A        none   none    none   none    none    none    none
-----------------------------------------------------------------------------------------------------------------------------------

------------------------
(1) The sales charge you pay may be higher or lower than what is disclosed due to standard industry practice to round the public offering price to two decimal places when calculating the number of shares purchased, and to round the number of shares purchased to three decimal places. Please refer to the SAI for additional information.
(2) Class A share purchases of $1,000,000 or more are not subject to a front-end load but may be subject to a contingent deferred sales charge ("CDSC") of up to 1% (see the "Sales Charges and Fees" section).
(3) The CDSC is reduced after 12 months and eliminated after six years following the purchase; five years for purchases prior to February 28, 2003 (see the "Sales Charges and Fees" section).
(4) The CDSC is eliminated after 12 months following the purchase (see the "Sales Charges and Fees" section).
(5) A 2% redemption fee will be charged if you redeem shares, other than shares acquired through reinvestment of dividends and distributions (see the "Sales Charges and Fees" section).


Annual Fund Operating Expenses continue on the pages that follow. Set forth are the annual operating expenses for the fiscal year ended October 31, 2008 for the Conservative Allocation Fund, Moderate Allocation Fund and Aggressive Allocation Fund (collectively, the "Target Allocation Funds"), followed by the annual operating expenses for the fiscal year ended October 31, 2008 for all the other funds offered through this prospectus. Because the Target Allocation Funds invest primarily in other mutual funds, investments in those funds bear the expenses of both the funds and the underlying funds. Please keep in mind that as a result of changing market conditions, total asset levels and other factors, expenses at any time during the current fiscal year may be significantly different from those shown.


--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (deducted from fund assets and reflected in the fund price)

CLASS A
-----------------------------------------------------------------------------------------------------------------------------------
                                                            TOTAL ANNUAL                     NET ANNUAL    ACQUIRED      TOTAL NET
                                                                FUND                            FUND      FUND FEES     ANNUAL FUND
                MANAGEMENT   12B-1    SERVICE     OTHER      OPERATING         EXPENSE        OPERATING      AND         OPERATING
FUND              FEE(1)     FEE(2)    FEE(3)    EXPENSES     EXPENSES     REIMBURSEMENT(4)   EXPENSES    EXPENSES(5)   EXPENSES(6)
-----------------------------------------------------------------------------------------------------------------------------------
Conservative
  Allocation      0.20%       None      0.25%      0.69%       1.14%            0.44%           0.70%        0.75%         1.45%
-----------------------------------------------------------------------------------------------------------------------------------
Moderate
  Allocation      0.20%       None      0.25%      0.34%       0.79%            0.09%           0.70%        0.90%         1.60%
-----------------------------------------------------------------------------------------------------------------------------------
Aggressive
  Allocation      0.20%       None      0.25%      0.80%       1.25%            0.55%           0.70%        1.04%         1.74%
-----------------------------------------------------------------------------------------------------------------------------------

CLASS B
-----------------------------------------------------------------------------------------------------------------------------------
                                                            TOTAL ANNUAL                     NET ANNUAL    ACQUIRED      TOTAL NET
                                                                FUND                            FUND      FUND FEES     ANNUAL FUND
                MANAGEMENT   12B-1    SERVICE     OTHER      OPERATING         EXPENSE        OPERATING      AND         OPERATING
FUND              FEE(1)     FEE(2)    FEE(3)    EXPENSES     EXPENSES     REIMBURSEMENT(4)   EXPENSES    EXPENSES(5)   EXPENSES(6)
-----------------------------------------------------------------------------------------------------------------------------------
Conservative
  Allocation      0.20%       0.75%     0.25%      1.44%       1.89%            0.44%           1.45%        0.75%         2.20%
-----------------------------------------------------------------------------------------------------------------------------------
Moderate
  Allocation      0.20%       0.75%     0.25%      1.09%       1.54%            0.09%           1.45%        0.90%         2.35%
-----------------------------------------------------------------------------------------------------------------------------------
Aggressive
  Allocation      0.20%       0.75%     0.25%      1.55%       2.00%            0.55%           1.45%        1.04%         2.49%
-----------------------------------------------------------------------------------------------------------------------------------

CLASS C
-----------------------------------------------------------------------------------------------------------------------------------
                                                            TOTAL ANNUAL                     NET ANNUAL    ACQUIRED      TOTAL NET
                                                ESTIMATED      FUND                            FUND       FUND FEES     ANNUAL FUND
                MANAGEMENT   12B-1    SERVICE     OTHER      OPERATING         EXPENSE        OPERATING      AND         OPERATING
FUND              FEE(1)     FEE(2)    FEE(3)    EXPENSES(7)  EXPENSES     REIMBURSEMENT(4)   EXPENSES    EXPENSES(5)   EXPENSES(6)
-----------------------------------------------------------------------------------------------------------------------------------
Conservative
  Allocation      0.20%       0.75%     0.25%      1.44%       1.89%            0.44%           1.45%        0.75%         2.20%
-----------------------------------------------------------------------------------------------------------------------------------
Moderate
  Allocation      0.20%       0.75%     0.25%      1.09%       1.54%            0.09%           1.45%        0.90%         2.35%
-----------------------------------------------------------------------------------------------------------------------------------
Aggressive
  Allocation      0.20%       0.75%     0.25%      1.55%       2.00%            0.55%           1.45%        1.04%         2.49%
-----------------------------------------------------------------------------------------------------------------------------------

------------------------
(1) The management fee is the amount paid to the investment adviser for managing each fund's portfolio and assisting in other aspects of its operations.
(2) Distribution or "12b-1" fees (Class B and Class C only) are the fees each fund pays its distributor, CUNA Brokerage Services, Inc. ("CBSI"), to cover its distribution-related expenses (including commissions paid to dealers) or distribution-related expenses of dealers.
(3) The service fee is paid to CBSI for account service and maintenance. CBSI may, in turn, use the fee to compensate other qualified broker-dealers for their costs of servicing shareholder accounts.


(4) Through February 27, 2009, the funds' investment adviser, MEMBERS Capital Advisors, Inc. ("MCA"), placed a "cap" on each fund's expenses, other than its management, 12b-1, and service fees, by contractually agreeing to reimburse such expenses in excess of certain limits. MCA's agreement to limit fund expenses does not include taxes, interest, borrowing, brokerage commissions or extraordinary expenses incurred by the funds. MCA has agreed to continue this expense cap agreement until February 27, 2010. Any reimbursements made by MCA to a fund are subject to repayment by the fund, to the extent that the fund can make the repayment while remaining within its expense cap. Under the expense cap agreement, such repayments (if any), measured on a fiscal year basis, must be made within three years from the date the reimbursement occurred and cannot exceed the expense caps in place during the year in which the expenses were initially waived. For more information, please refer to the SAI.
(5) In addition to the "Net Annual Fund Operating Expenses" which the fund bears, the fund indirectly bears the expenses of the "Acquired Funds" (the "underlying funds") in which the fund invests. The fund's indirect expenses from investing in the underlying funds are shown in the table. Future underlying fund expenses may be affected by a change in underlying funds, fund allocations, and expense ratios at the underlying fund levels.
(6) Shown in the table are the sum of the fund's "Net Annual Fund Operating Expenses" and "Acquired Fund Fees and Expenses" of the underlying funds.
(7) Since the share class did not begin operations until February 29, 2008, "Other Expenses" are based on amounts for the current fiscal year.


EXAMPLES


Examples shown on the next page are intended to help you compare the cost of investing in each fund with the cost of investing in other mutual funds. The examples show what expenses you would pay if you INVESTED $10,000 in each fund for the time periods indicated. The examples assume you reinvested all dividends and distributions, that the average annual return for each fund was 5%, and that the funds' operating expenses remain the same.

Although your actual costs may be higher or lower, assuming total net annual fund operating expenses (after expense reimbursement) as set forth above, and that YOU REDEEMED your entire investment at the end of each period, your total estimated expenses would be:

CLASS A
----------------------------------------------------------------------
FUND                          YEAR 1     YEAR 3     YEAR 5     YEAR 10
----------------------------------------------------------------------
Conservative Allocation        $705      $1,067     $1,457      $2,562
----------------------------------------------------------------------
Moderate Allocation             726       1,063      1,423       2,438
----------------------------------------------------------------------
Aggressive Allocation           745       1,211      1,707       3,097
----------------------------------------------------------------------

CLASS B
----------------------------------------------------------------------
FUND                          YEAR 1     YEAR 3     YEAR 5     YEAR 10
----------------------------------------------------------------------
Conservative Allocation        $673      $1,131     $1,571      $2,807
----------------------------------------------------------------------
Moderate Allocation             688       1,102      1,494       2,597
----------------------------------------------------------------------
Aggressive Allocation           702       1,241      1,763       3,210
----------------------------------------------------------------------

CLASS C
----------------------------------------------------------------------
FUND                          YEAR 1     YEAR 3     YEAR 5     YEAR 10
----------------------------------------------------------------------
Conservative Allocation        $323      $781       $1,371      $2,323
----------------------------------------------------------------------
Moderate Allocation             338       752        1,294       2,166
----------------------------------------------------------------------
Aggressive Allocation           352       891        1,563       2,639
----------------------------------------------------------------------

Assuming total net annual fund operating expenses (after expense reimbursement) as set forth above, and that YOU DID NOT REDEEM your entire investment at the end of each period, your total estimated expenses would be:

CLASS A
----------------------------------------------------------------------
FUND                          YEAR 1     YEAR 3     YEAR 5     YEAR 10
----------------------------------------------------------------------
Conservative Allocation        $705      $1,067     $1,457      $2,562
----------------------------------------------------------------------
Moderate Allocation             726       1,063      1,423       2,438
----------------------------------------------------------------------
Aggressive Allocation           745       1,211      1,707       3,097
----------------------------------------------------------------------

CLASS B
----------------------------------------------------------------------
FUND                          YEAR 1     YEAR 3     YEAR 5     YEAR 10
----------------------------------------------------------------------
Conservative Allocation        $223      $781       $1,371      $2,807
----------------------------------------------------------------------
Moderate Allocation             238       752          238       2,597
----------------------------------------------------------------------
Aggressive Allocation           252       891          252       3,210
----------------------------------------------------------------------

CLASS C
----------------------------------------------------------------------
FUND                          YEAR 1     YEAR 3     YEAR 5     YEAR 10
----------------------------------------------------------------------
Conservative Allocation        $223      $781       $1,371      $2,323
----------------------------------------------------------------------
Moderate Allocation             238       752        1,294       2,166
----------------------------------------------------------------------
Aggressive Allocation           252       891        1,563       2,639
----------------------------------------------------------------------

THESE EXAMPLES ARE FOR COMPARISON PURPOSES ONLY AND ARE NOT A REPRESENTATION OF THE FUNDS' OR UNDERLYING FUNDS' ACTUAL EXPENSES AND RETURNS, EITHER PAST OR FUTURE. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN ABOVE.

ANNUAL FUND OPERATING EXPENSES (deducted from fund assets and reflected in the fund price)

CLASS A
-------------------------------------------------------------------------------------------------------------------------------
                                                                              TOTAL ANNUAL                         NET ANNUAL
                              MANAGEMENT      12B-1      SERVICE    OTHER    FUND OPERATING       EXPENSE        FUND OPERATING
FUND                             FEE(1)       FEE(2)      FEE(3)   EXPENSES     EXPENSES      REIMBURSEMENT(4)      EXPENSES
-------------------------------------------------------------------------------------------------------------------------------
Cash Reserves                    0.40%         none       none       0.62%        1.02%            0.47%              0.55%(5)
-------------------------------------------------------------------------------------------------------------------------------
Bond                             0.50%         none       0.25%      0.27%        1.02%            0.12%              0.90%
-------------------------------------------------------------------------------------------------------------------------------
High Income                      0.55%         none       0.25%      0.34%        1.14%            0.14%              1.00%
-------------------------------------------------------------------------------------------------------------------------------
Diversified Income               0.65%         none       0.25%      0.39%        1.29%            0.19%              1.10%
-------------------------------------------------------------------------------------------------------------------------------
Large Cap Value                  0.55%         none       0.25%      0.36%        1.16%            0.00%              1.16%
-------------------------------------------------------------------------------------------------------------------------------
Large Cap Growth                 0.75%         none       0.25%      0.34%        1.34%            0.14%              1.20%
-------------------------------------------------------------------------------------------------------------------------------
Mid Cap Value                    0.95%         none       0.25%      0.61%        1.81%            0.41%              1.40%
-------------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth                   0.75%         none       0.25%      0.44%        1.44%            0.04%              1.40%
-------------------------------------------------------------------------------------------------------------------------------
Small Cap Value                  1.00%         none       0.25%      0.93%        2.18%            0.68%              1.50%
-------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth                 1.00%         none       0.25%      0.92%        2.17%            0.67%              1.50%
-------------------------------------------------------------------------------------------------------------------------------
International Stock              1.05%         none       0.25%      0.63%        1.93%            0.33%              1.60%
-------------------------------------------------------------------------------------------------------------------------------

CLASS B
-------------------------------------------------------------------------------------------------------------------------------
                                                                              TOTAL ANNUAL                         NET ANNUAL
                              MANAGEMENT      12B-1      SERVICE    OTHER    FUND OPERATING       EXPENSE        FUND OPERATING
FUND                             FEE(1)       FEE(2)      FEE(3)   EXPENSES     EXPENSES      REIMBURSEMENT(4)      EXPENSES
-------------------------------------------------------------------------------------------------------------------------------
Cash Reserves                    0.40%         0.75%      none       0.62%        1.77%            0.47%              1.30%(5)
-------------------------------------------------------------------------------------------------------------------------------
Bond                             0.50%         0.75%      0.25%      0.27%        1.77%            0.12%              1.65%
-------------------------------------------------------------------------------------------------------------------------------
High Income                      0.55%         0.75%      0.25%      0.35%        1.90%            0.15%              1.75%
-------------------------------------------------------------------------------------------------------------------------------
Diversified Income               0.65%         0.75%      0.25%      0.39%        2.04%            0.19%              1.85%
-------------------------------------------------------------------------------------------------------------------------------
Large Cap Value                  0.55%         0.75%      0.25%      0.36%        1.91%            0.00%              1.91%
-------------------------------------------------------------------------------------------------------------------------------
Large Cap Growth                 0.75%         0.75%      0.25%      0.35%        2.10%            0.15%              1.95%
-------------------------------------------------------------------------------------------------------------------------------
Mid Cap Value                    0.95%         0.75%      0.25%      0.61%        2.56%            0.41%              2.15%
-------------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth                   0.75%         0.75%      0.25%      0.44%        2.19%            0.04%              2.15%
-------------------------------------------------------------------------------------------------------------------------------
Small Cap Value                  1.00%         0.75%      0.25%      5.88%        7.88%            5.63%              2.25%
-------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth                 1.00%         0.75%      0.25%      7.51%        9.51%            7.26%              2.25%
-------------------------------------------------------------------------------------------------------------------------------
International Stock              1.05%         0.75%      0.25%      0.64%        2.69%            0.34%              2.35%
-------------------------------------------------------------------------------------------------------------------------------

CLASS Y
-------------------------------------------------------------------------------------------------------------------------------
                                                                              TOTAL ANNUAL                         NET ANNUAL
                              MANAGEMENT      12B-1      SERVICE    OTHER    FUND OPERATING       EXPENSE        FUND OPERATING
FUND                             FEE(1)       FEE(2)      FEE(3)   EXPENSES     EXPENSES      REIMBURSEMENT(4)      EXPENSES
-------------------------------------------------------------------------------------------------------------------------------
Bond                             0.50%         none       none       0.26%        0.76%            0.11%              0.65%
-------------------------------------------------------------------------------------------------------------------------------
High Income                      0.55%         none       none       0.34%        0.89%            0.14%              0.75%
-------------------------------------------------------------------------------------------------------------------------------
Large Cap Value                  0.55%         none       none       0.36%        0.91%            0.00%              0.91%
-------------------------------------------------------------------------------------------------------------------------------
Large Cap Growth                 0.75%         none       none       0.34%        1.09%            0.14%              0.95%
-------------------------------------------------------------------------------------------------------------------------------
Mid Cap Value                    0.95%         none       none       0.54%        1.49%            0.34%              1.15%
-------------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth                   0.75%         none       none       0.44%        1.19%            0.04%              1.15%
-------------------------------------------------------------------------------------------------------------------------------
Small Cap Value                  1.00%         none       none       0.61%        1.61%            0.36%              1.25%
-------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth                 1.00%         none       none       0.56%        1.56%            0.31%              1.25%
-------------------------------------------------------------------------------------------------------------------------------
International Stock              1.05%         none       none       0.63%        1.68%            0.33%              1.35%
-------------------------------------------------------------------------------------------------------------------------------

------------------------


(1) The management fee is the amount paid to the investment adviser for managing each fund's portfolio and assisting in other aspects of its operations. The management fee shown is reduced by 0.05% on fund assets exceeding $500 million and by another 0.05% on fund assets exceeding $1 billion.


(2) Distribution or "12b-1" fees (Class B only) are the fees each fund pays its distributor, CBSI, to cover its distribution-related expenses (including commissions paid to dealers) or distribution-related expenses of dealers.
(3) The service fee is paid to CBSI for account service and maintenance. CBSI may, in turn, use the fee to compensate other qualified broker-dealers for their costs of servicing shareholder accounts.


(4) Through February 27, 2009, the funds' investment adviser, MCA, placed a "cap" on each fund's expenses, other than its management, 12b-1, and service fees, by contractually agreeing to reimburse such expenses in excess of certain limits. MCA's agreement to limit fund expenses does not include taxes, interest, borrowing, brokerage commissions or extraordinary expenses incurred by the funds. MCA has agreed to continue this expense cap agreement until February 27, 2010. Any reimbursements made by MCA to a fund are subject to repayment by the fund, to the extent that the fund can make the repayment while remaining within its expense cap. Under the expense cap agreement, such repayments (if any), measured on a fiscal year basis, must be made within three years from the date the reimbursement occurred and cannot exceed the expense caps in place during the year in which the expenses were initially waived. For more information, please refer to the SAI.
(5) MCA and CBSI may waive fees and reimburse fund expenses, including management, 12b-1 and service fees, to the extent necessary to prevent a negative yield for Class A and Class B shares of the Cash Reserves Fund. MCA and/or CBSI may modify or discontinue any voluntary waiver/reimbursement at any time. There is no guarantee that Class A or Class B shares of the Cash Reserves Fund will be able to avoid a negative yield.


EXAMPLES


Examples shown below are intended to help you compare the cost of investing in each fund with the cost of investing in other mutual funds. The examples show what expenses you would pay if you INVESTED $10,000 in each fund for the time periods indicated. The examples assume you reinvested all dividends and distributions, that the average annual return for each fund was 5%, and that the funds' operating expenses remain the same.


Although your actual costs may be higher or lower, assuming net annual fund operating expenses (after expense reimbursement) as set forth above, and that YOU REDEEMED your entire investment at the end of each period, your total estimated expenses would be:

CLASS A
----------------------------------------------------------------------
FUND                          YEAR 1     YEAR 3     YEAR 5     YEAR 10
----------------------------------------------------------------------
Cash Reserves                  $ 56      $  279     $  522      $1,230
----------------------------------------------------------------------
Bond                            538         749        978       1,637
----------------------------------------------------------------------
High Income                     547         783      1,038       1,770
----------------------------------------------------------------------
Diversified Income              681         943      1,227       2,038
----------------------------------------------------------------------
Large Cap Value                 686         922      1,177       1,903
----------------------------------------------------------------------
Large Cap Growth                690         962      1,256       2,092
----------------------------------------------------------------------
Mid Cap Value                   709       1,076      1,469       2,582
----------------------------------------------------------------------
Mid Cap Growth                  709       1,001      1,314       2,200
----------------------------------------------------------------------
Small Cap Value                 719       1,159      1,631       2,962
----------------------------------------------------------------------
Small Cap Growth                719       1,157      1,627       2,952
----------------------------------------------------------------------
International Stock             728       1,117      1,533       2,704
----------------------------------------------------------------------

Assuming net annual fund operating expenses (after expense reimbursement) as set forth above, and that YOU DID NOT REDEEM your entire investment at the end of each period, your total estimated expenses would be:

CLASS A
----------------------------------------------------------------------
FUND                          YEAR 1     YEAR 3     YEAR 5     YEAR 10
----------------------------------------------------------------------
Cash Reserves                  $ 56      $  279     $  522      $1,230
----------------------------------------------------------------------
Bond                            538         749        978       1,637
----------------------------------------------------------------------
High Income                     547         783      1,038       1,770
----------------------------------------------------------------------
Diversified Income              681         943      1,227       2,038
----------------------------------------------------------------------
Large Cap Value                 686         922      1,177       1,903
----------------------------------------------------------------------
Large Cap Growth                690         962      1,256       2,092
----------------------------------------------------------------------
Mid Cap Value                   709       1,076      1,469       2,582
----------------------------------------------------------------------
Mid Cap Growth                  709       1,001      1,314       2,200
----------------------------------------------------------------------
Small Cap Value                 719       1,159      1,631       2,962
----------------------------------------------------------------------
Small Cap Growth                719       1,157      1,627       2,952
----------------------------------------------------------------------
International Stock             728       1,117      1,533       2,704
----------------------------------------------------------------------

CLASS B
----------------------------------------------------------------------
FUND                          YEAR 1     YEAR 3     YEAR 5     YEAR 10
----------------------------------------------------------------------
Cash Reserves                  $582      $  863     $1,123      $1,880
----------------------------------------------------------------------
Bond                            618         896      1,150       1,887
----------------------------------------------------------------------
High Income                     628         933      1,215       2,026
----------------------------------------------------------------------
Diversified Income              638         972      1,284       2,179
----------------------------------------------------------------------
Large Cap Value                 644         950      1,232       2,041
----------------------------------------------------------------------
Large Cap Growth                648         994      1,318       2,240
----------------------------------------------------------------------
Mid Cap Value                   668       1,110      1,533       2,725
----------------------------------------------------------------------
Mid Cap Growth                  668       1,031      1,372       2,338
----------------------------------------------------------------------
Small Cap Value                 678       2,242      3,849       7,028
----------------------------------------------------------------------
Small Cap Growth                678       2,587      4,557       8,317
----------------------------------------------------------------------
International Stock             688       1,155      1,603       2,853
----------------------------------------------------------------------

CLASS B
----------------------------------------------------------------------
FUND                          YEAR 1     YEAR 3     YEAR 5     YEAR 10
----------------------------------------------------------------------
Cash Reserves                  $132      $  513     $  923      $1,880
----------------------------------------------------------------------
Bond                            168         546        950       1,887
----------------------------------------------------------------------
High Income                     178         583      1,015       2,026
----------------------------------------------------------------------
Diversified Income              188         622      1,084       2,179
----------------------------------------------------------------------
Large Cap Value                 194         600      1,032       2,041
----------------------------------------------------------------------
Large Cap Growth                198         644      1,118       2,240
----------------------------------------------------------------------
Mid Cap Value                   218         760      1,333       2,725
----------------------------------------------------------------------
Mid Cap Growth                  218         681      1,172       2,338
----------------------------------------------------------------------
Small Cap Value                 228       1,892      3,649       7,028
----------------------------------------------------------------------
Small Cap Growth                228       2,237      4,357       8,317
----------------------------------------------------------------------
International Stock             238         805      1,403       2,853
----------------------------------------------------------------------

CLASS Y
----------------------------------------------------------------------
FUND                          YEAR 1     YEAR 3     YEAR 5     YEAR 10
----------------------------------------------------------------------
Cash Reserves                  $ 56       $362       $695       $1,668
----------------------------------------------------------------------
Bond                             66        232        412          936
----------------------------------------------------------------------
High Income                      77        270        480        1,090
----------------------------------------------------------------------
Large Cap Value                  93        290        504        1,120
----------------------------------------------------------------------
Large Cap Growth                 97        333        589        1,324
----------------------------------------------------------------------
Mid Cap Value                   117        439        785        1,776
----------------------------------------------------------------------
Mid Cap Growth                  117        374        651        1,442
----------------------------------------------------------------------
Small Cap Value                 127        474        847        1,910
----------------------------------------------------------------------
Small Cap Growth                127        463        825        1,855
----------------------------------------------------------------------
International Stock             127        463        825        1,855
----------------------------------------------------------------------

CLASS Y
----------------------------------------------------------------------
FUND                          YEAR 1     YEAR 3     YEAR 5     YEAR 10
----------------------------------------------------------------------
Cash Reserves                  $ 56       $362       $695       $1,668
----------------------------------------------------------------------
Bond                             66        232        412          936
----------------------------------------------------------------------
High Income                      77        270        480        1,090
----------------------------------------------------------------------
Large Cap Value                  93        290        504        1,120
----------------------------------------------------------------------
Large Cap Growth                 97        333        589        1,324
----------------------------------------------------------------------
Mid Cap Value                   117        439        785        1,776
----------------------------------------------------------------------
Mid Cap Growth                  117        374        651        1,442
----------------------------------------------------------------------
Small Cap Value                 127        474        847        1,910
----------------------------------------------------------------------
Small Cap Growth                127        463        825        1,855
----------------------------------------------------------------------
International Stock             127        463        825        1,855
----------------------------------------------------------------------

THESE EXAMPLES ARE FOR COMPARISON PURPOSES ONLY AND ARE NOT A REPRESENTATION OF THE FUNDS' ACTUAL EXPENSES AND RETURNS, EITHER PAST OR FUTURE. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN ABOVE.

YOUR ACCOUNT


The following pages describe the differences between the funds' share classes offered through this prospectus, and explain how you can invest with MEMBERS Mutual Funds. NOTE: MOST OF THE INFORMATION ON HOW TO OPEN AN ACCOUNT AND HOW TO PURCHASE, EXCHANGE, OR SELL SHARES WILL NOT BE RELEVANT TO YOU IF YOU HAVE A BROKERAGE ACCOUNT. If you have such an account, simply contact your financial representative and they will be able to assist you with all your transaction needs. Regardless of the type of account, the first step to investing with MEMBERS Mutual Funds is to carefully read this entire prospectus.


CHOOSING A SHARE CLASS


The Trust offers four classes of shares through this prospectus: Class A, Class B, Class C and Class Y. Other share classes may be made available in the future through other distribution channels. Each share class represents investments in the same portfolio of securities, but each class has its own expense structure, which allows you to choose the one that best meets your needs. For a description of the expenses imposed on each class, please see the "Fees and Expenses" section. Class A, Class B and Class C shares are described in more detail below. Class Y shares are only available for purchase by the TARGET ALLOCATION FUNDS, other affiliated target allocation funds offered through separate prospectuses, in fee-based managed account programs with the fund's distributor or dealers that have special arrangements with the fund's distributor, and other investors as the Board of Trustees of MEMBERS Mutual Funds (the "Board") may authorize from time to time.


When deciding which share class is best for you, carefully consider:

    o    how long you plan to own the fund shares;
    o    how much you intend to invest;
    o    the total expenses you'll pay for each class; and
    o    whether you qualify for any reduction or waiver of sales charges.

CLASS A shares typically charge a front-end sales charge or "load" that is deducted from your initial investment. Often, Class A shares offer you discounts (the discount increases as the size of your investment increases), called "breakpoints," on the front-end sales charge if you: make a large purchase, already hold other mutual funds offered by the same fund family, or have family members (or others with whom you may link according to fund rules) who hold funds in the same fund family.

CLASS B shares do not impose a front-end sales charge that is deducted from your initial investment, but they do impose a 12b-1 or distribution fee that will result in higher annual operating expenses than you would incur if you purchased Class A shares. Over time, these fees will increase the cost of investing and may make the Class B charges more than the Class A. FOR THIS REASON AND OTHERS, MEMBERS MUTUAL FUNDS DOES NOT NORMALLY ACCEPT PURCHASE ORDERS OF MORE THAN $100,000 FOR CLASS B SHARES FROM A SINGLE INVESTOR.


Class B shares also normally impose a CDSC, which you pay if you sell your shares within a certain number of years. The CDSC normally gets smaller each year and eventually is eliminated after several years. Selling Class B shares during the period in which the CDSC applies can significantly diminish the overall return on your investment, especially when coupled with the higher annual expenses charged when you hold Class B shares. Class B shares "convert" into Class A shares after a certain number years. When they convert, they will begin to charge the same annual fund operating expenses as Class A shares.


CLASS C shares are only offered with respect to the TARGET ALLOCATION FUNDS. Class C shares do not impose a front-end sales charge that is deducted from your initial investment, but they do impose a 12b-1 or distribution fee that will result in higher annual operating expenses than you would incur if you purchased Class A shares. Over time, these fees will increase the cost of investing and may make the Class C charges more than the Class A. FOR THIS REASON AND OTHERS, MEMBERS MUTUAL FUNDS DOES NOT NORMALLY ACCEPT PURCHASE ORDERS OF MORE THAN $999,999 FOR CLASS C SHARES FROM A SINGLE INVESTOR.


Class C shares also normally impose a CDSC, which you pay if you sell your shares within one year of purchase. Class C shares do not convert to any other share class.

EACH INDIVIDUAL'S INVESTMENT NEEDS ARE DIFFERENT. YOU SHOULD SPEAK WITH YOUR FINANCIAL REPRESENTATIVE TO REVIEW YOUR INVESTMENT OBJECTIVES, WHICH WILL HELP YOU DECIDE WHICH SHARE CLASS IS RIGHT FOR YOU.

HOW TO CONTACT US


You can reach a MEMBERS Mutual Funds shareholder services representative by calling 1-800-877-6089 weekdays, 8:00 a.m. to 7:00 p.m., Central Time. Mail all general inquiries, new account applications and transaction requests as follows:


     REGULAR MAIL:                      EXPRESS, CERTIFIED OR REGISTERED MAIL:
        MEMBERS Mutual Funds               MEMBERS Mutual Funds
        P. O. Box 8390                     c/o Boston Financial Data Services
        Boston, MA 02266-8390              30 Dan Road
                                           Canton, MA 02021-2809

OPENING AN ACCOUNT

1. Carefully read this prospectus.
2. Determine how much you want to invest. The minimum investment amounts are as follows:

-----------------------------------------------------------------------------------------------
TYPE OF ACCOUNT                             TO OPEN AN ACCOUNT          TO ADD TO AN ACCOUNT(1)
-----------------------------------------------------------------------------------------------
Non-retirement accounts:                 $1,000 ($1,000 per fund)         $150 ($50 per fund)
-----------------------------------------------------------------------------------------------
Retirement accounts:                       $500 ($500 per fund)           $150 ($50 per fund)
-----------------------------------------------------------------------------------------------
Systematic investment programs:(2)
     Twice Monthly or Biweekly(3)                   $25                           $25
     Monthly                                        $50                           $50
     Bimonthly (every other month)                 $100                          $100
     Quarterly                                     $150                          $150
-----------------------------------------------------------------------------------------------

------------------------


(1) The funds reserve the right to accept purchase amounts below the minimum when adding to an account as long as the minimum initial investment to open an account has been met, and for accounts that are funded with pre-tax or salary reduction contributions which include SEPs, 401(k) plans, non-qualified deferred compensation plans, and other pension and profit sharing plans.


(2) Regardless of frequency, the minimum investment allowed is $50 per fund per month.
(3) Only one fund can be opened under the twice monthly or biweekly options and all purchases need to be directed to that fund.

3. Carefully complete the appropriate parts of the account application, including the account privileges section of the application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional form if you want to add privileges later. If you have questions, please contact your financial representative or MEMBERS Mutual Funds.

WHEN OPENING A NEW ACCOUNT, THE FUND IS REQUIRED BY LAW TO OBTAIN CERTAIN PERSONAL INFORMATION FROM YOU TO VERIFY YOUR IDENTITY, INCLUDING NAME, ADDRESS, DATE OF BIRTH, AND OTHER INFORMATION THAT WILL ALLOW US TO IDENTIFY YOU. IF YOU DO NOT PROVIDE THE INFORMATION, THE FUND'S TRANSFER AGENT, ON BEHALF OF THE FUND, MAY NOT BE ABLE TO OPEN YOUR ACCOUNT. IF THE TRANSFER AGENT IS UNABLE TO VERIFY YOUR IDENTITY, THE FUND RESERVES THE RIGHT TO CLOSE YOUR ACCOUNT OR TAKE SUCH OTHER ACTION DEEMED REASONABLE OR REQUIRED BY LAW.

PURCHASING SHARES


The following explains how to purchase shares by check, wire, phone, exchange or Internet. You may purchase shares at any time pursuant to the minimum investment amounts described in the "Opening an Account" section. Upon request, your shares will be purchased at the next net asset value ("NAV") calculated after your order is accepted in good order by the fund. Good order means that the request includes the information described in the table below.


----------------------------------------------------------------------------------------------------------------------------------
                 OPENING AN ACCOUNT                                                 ADDING TO AN ACCOUNT
----------------------------------------------------------------------------------------------------------------------------------
                                                             BY CHECK
----------------------------------------------------------------------------------------------------------------------------------
Make out a check for the investment, payable to MEMBERS             Make out a check for the investment amount, payable to
Mutual Funds.                                                       MEMBERS Mutual Funds.
----------------------------------------------------------------------------------------------------------------------------------
Deliver the check and your completed application to your            Complete the detachable investment slip from your account
financial representative or mail to MEMBERS Mutual Funds.           statement. If no slip is available, send a letter specifying the fund name, share class, your account number, the name in which the account is registered, and the amount of your
                                                                    investment to be sent by check. Mail to MEMBERS Mutual Funds.

                               A CHARGE OF $30 WILL BE ASSESSED FOR EACH RETURNED CHECK OCCURRENCE.

----------------------------------------------------------------------------------------------------------------------------------
                                                              BY WIRE
----------------------------------------------------------------------------------------------------------------------------------
Deliver your completed application to your financial                Call MEMBERS Mutual Funds at 1-800-877-6089. Provide the
representative or mail to MEMBERS Mutual Funds.                     fund name, share class, your account number, the name in which the account is registered, and the amount of your investment to be sent by wire.
----------------------------------------------------------------------------------------------------------------------------------
Obtain your account number by calling your financial                Instruct your credit union or financial institution to wire
representative or MEMBERS Mutual Funds at 1-800-877-6089.           the amount of your investment to State Street Bank & Trust
                                                                    Company:
Instruct your credit union or financial institution to                  ABA#: 0110-0002-8
wire the amount of your investment to State Street                      FBO: MEMBERS Mutual Funds
Bank & Trust Company as indicated.                                      DDA#: 9905-510-5 FBO: (Shareholder name/account number)

----------------------------------------------------------------------------------------------------------------------------------
                                                             BY PHONE
----------------------------------------------------------------------------------------------------------------------------------
Not currently available.                                            Call MEMBERS Mutual Funds at 1-800-877-6089 to verify that these features are in place on your account. You are
                                                                    automatically eligible to purchase shares by phone, upon
                                                                    set-up of ACH electronic funds transfer, unless you indicate otherwise in the account options section of your application.
----------------------------------------------------------------------------------------------------------------------------------
                                                                    To place your purchase order, call MEMBERS Mutual Funds
                                                                    between 8:00 a.m. and 7:00 p.m., Central Time, or use our
                                                                    automated touchtone services 24-hours a day.

----------------------------------------------------------------------------------------------------------------------------------
                                                            BY EXCHANGE
                                   (AVAILABLE FOR ACCOUNTS OF ANY TYPE AND SALES OF ANY AMOUNT.)
----------------------------------------------------------------------------------------------------------------------------------
Make sure that you have a current prospectus for the MEMBERS        Make sure that you have a current prospectus for the MEMBERS
Mutual Funds, which can be obtained by calling your financial       Mutual Funds, which can be obtained by calling your financial
representative or MEMBERS Mutual Funds at 1-800-877-6089.           representative or MEMBERS Mutual Funds at 1-800-877-6089.
----------------------------------------------------------------------------------------------------------------------------------
Call your financial representative, MEMBERS Mutual Funds at         Call your financial representative, MEMBERS Mutual Funds at
1-800-877-6089, or use the Internet at www.membersfunds.com         1-800-877-6089, or use the Internet at www.membersfunds.com
to request an exchange. You can only open up a new fund             to request an exchange.
position in an existing account by exchange.

----------------------------------------------------------------------------------------------------------------------------------
                  OPENING AN ACCOUNT                                                ADDING TO AN ACCOUNT
----------------------------------------------------------------------------------------------------------------------------------
                                                            BY INTERNET
                                         (ACCESS 24 HOURS A DAY AT WWW.MEMBERSFUNDS.COM.)
----------------------------------------------------------------------------------------------------------------------------------
Not currently available.                                            Call MEMBERS Mutual Funds at 1-800-877-6089 to verify that these features are in place on your account. You are
                                                                    automatically eligible to purchase shares by Internet, upon set-up of ACH electronic funds transfer, unless you indicate otherwise in the account options section of your application.
                                                                    Alternatively, you may check your profile on the Internet.
                                                                    The feature button will be activated if you are eligible to purchase shares.
----------------------------------------------------------------------------------------------------------------------------------
              PURCHASE ORDERS ACCEPTED BY THE FUND AFTER THE CLOSE OF REGULAR TRADING ON THE NEW YORK STOCK EXCHANGE
              (USUALLY 3:00 P.M., CENTRAL TIME; 4:00 P.M., EASTERN TIME), WILL BE PROCESSED USING THE NEXT DAY'S NAV.


PURCHASING BY EXCHANGE


Within an account, you may exchange shares of one fund for shares of the same class of another fund subject to the minimum investment requirements of the fund purchased, without paying any additional sales charge, except that exchanges of Class A shares of the CASH RESERVES FUND initially purchased without a sales charge will be subject to the appropriate sales charge upon exchange into Class A shares of another MEMBERS Mutual Fund. In addition, CLASS A SHARES OF THE CASH RESERVES FUND MAY BE EXCHANGED TO CLASS B AND CLASS C SHARES OF OTHER MEMBERS MUTUAL FUNDS, FOR DOLLAR COST AVERAGING PURPOSES.

Exchanges of Class B and Class C shares will continue to "age" from the date of original purchase of the Class B shares or Class C shares, respectively, and will retain the same CDSC rate as they had before the exchange. In addition, CLASS B SHARES OF THE CASH RESERVES FUND MAY ONLY BE ACQUIRED BY EXCHANGE FROM CLASS B AND CLASS C SHARES OF OTHER MEMBERS MUTUAL FUNDS and will continue to "age" from the date of original purchase.

In certain circumstances, you may be charged a 2% redemption fee on the value of the shares exchanged pursuant to the fund's redemption fee policy (see the "Sales Charges and Fees" section).

With the exception of the CASH RESERVES FUND, and except as may be approved by the Chief Compliance Officer of the funds, only five (5) exchanges are allowed per fund in a calendar year. If you establish a systematic exchange or automatic account rebalancing program (see the "Additional Investor Services" section), those exchanges are not included in the exchange limit or redemption fee policies. The funds reserve the right to require that previously exchanged shares (and reinvested dividends) be in a fund for 90 days before an investor is permitted a new exchange. A fund may change its exchange policy at any time upon 60 days' notice to its shareholders.

It is important to note that additional restrictions may apply if you invest through a financial intermediary. MEMBERS Mutual Funds will work with financial intermediaries, such as broker/dealers, investment advisers and record keepers, to apply the funds' exchange limit guidelines, but in some instances, the fund is limited in its ability to monitor the trade activity or enforce the funds' exchange limit guidelines in such accounts. In addition, a different exchange limit may apply for accounts held by certain institutional retirement plans to conform to plan exchange limits.


SALES CHARGES AND FEES

The following discussion explains how sales charges on your purchases of a fund are calculated. Before investing in mutual funds, it is important that you understand the sales charges that you will be charged.

CLASS A SHARES


With the exception of the CASH RESERVES FUND, Class A shares are offered at a price that includes an initial "front-end" sales charge that is deducted from your investment at the time you purchase shares. Depending upon the amount you invest, the sales charge may be reduced and/or eliminated for larger purchases as indicated below. CLASS A SHARES OF THE CASH RESERVES FUND ARE SOLD WITHOUT AN INITIAL SALES CHARGE. HOWEVER, IF THE SHARES OF THE FUND ARE EXCHANGED FOR CLASS A SHARES OF ANOTHER MEMBERS MUTUAL FUND, THE SALES CHARGE APPLICABLE TO THE OTHER FUND WILL APPLY AS INDICATED ON THE NEXT PAGE.

CLASS A SHARES SALES CHARGES

------------------------------------------------------------------------
                                    CONSERVATIVE ALLOCATION FUND
                                      MODERATE ALLOCATION FUND
                                     AGGRESSIVE ALLOCATION FUND
                                      DIVERSIFIED INCOME FUND
                                        LARGE CAP VALUE FUND
                                       LARGE CAP GROWTH FUND
                                         MID CAP VALUE FUND
                                        MID CAP GROWTH FUND
                                        SMALL CAP VALUE FUND
                                       SMALL CAP GROWTH FUND
                                      INTERNATIONAL STOCK FUND
------------------------------------------------------------------------
                             SALES CHARGE AS A % OF:        DEALER
                                                        COMMISSION AS
                             OFFERING    NET AMOUNT         A % OF
INVESTMENT AMOUNT:           PRICE(1)     INVESTED     OFFERING PRICE(2)
------------------------------------------------------------------------
            Under $25,000      5.75%        6.10%            5.00%
------------------------------------------------------------------------
       $25,000 to $49,999      5.00%        5.26%            4.50%
------------------------------------------------------------------------
       $50,000 to $99,999      4.50%        4.71%            4.00%
------------------------------------------------------------------------
     $100,000 to $249,999      3.50%        3.63%            3.00%
------------------------------------------------------------------------
     $250,000 to $499,999      2.50%        2.56%            2.00%
------------------------------------------------------------------------
     $500,000 to $999,999      1.50%        1.52%            1.20%
------------------------------------------------------------------------
   $1 million or more and
certain other investments      None(3)      None          See Below(4)
          described below
------------------------------------------------------------------------

------------------------------------------------------------------------
                                             BOND FUND
                                          HIGH INCOME FUND
------------------------------------------------------------------------
                             SALES CHARGE AS A % OF:        DEALER
                                                        COMMISSION AS
                             OFFERING    NET AMOUNT         A % OF
 INVESTMENT AMOUNT:          PRICE(1)     INVESTED     OFFERING PRICE(2)
------------------------------------------------------------------------
            Under $50,000      4.50%        4.71%            4.00%
------------------------------------------------------------------------
       $50,000 to $99,999      4.00%        4.17%            3.50%
------------------------------------------------------------------------
     $100,000 to $249,999      3.50%        3.63%            3.00%
------------------------------------------------------------------------
     $250,000 to $499,999      2.50%        2.56%            2.00%
------------------------------------------------------------------------
     $500,000 to $999,999      1.50%        1.52%            1.20%
------------------------------------------------------------------------
   $1 million or more and
certain other investments      None(3)      None          See Below(4)
          described below
------------------------------------------------------------------------

------------------------
(1) The sales charge you pay may be higher or lower than what is disclosed due to standard industry practice to round the public offering price to two decimal places when calculating the number of shares purchased, and to round the number of shares purchased to three decimal places. Please refer to the SAI for additional information.

(2) The portion of the sales charge the fund's distributor, CBSI, pays to broker/dealers for selling the funds' shares. The broker/dealer passes along a portion of this compensation to your financial representative. From time to time, CBSI, at its discretion, may pass along to the broker/dealers the entire sales charge paid as a percentage of offering price as part of a sales program, although it has not done so as of the date of this prospectus.

(3) A CDSC may be assessed on certain purchases of Class A shares of over $1,000,000 at a rate of 1.00% in the first year and 0.50% in the second year following the purchase.

(4) CBSI may pay a commission up to 0.80% on certain purchases of Class A shares over $1,000,000 on which no initial sales charge was paid, with a maximum commission of 0.50% on purchases over $3,000,000. CBSI may also pay a commission up to 0.75% on certain purchases of Class A shares under $1,000,000 on which no initial sales charge was paid, through programs offered by CBSI or to dealers that have special arrangements with CBSI.

Generally, as the amount of purchase increases, the percentage used to determine the sales load decreases. In addition to a single mutual fund purchase, you may be entitled to receive a discount or qualify to purchase Class A shares without a sales charge based on rights of accumulation or by using a letter of intent as described below.

CLASS A SALES CHARGE REDUCTIONS AND WAIVERS


In order to ensure that you receive a reduction or waiver of your Class A sales charge, you need to notify your financial representative or MEMBERS Mutual Funds at the time you purchase shares that you qualify for such a reduction or waiver. If notice is not provided, you may not receive the sales charge discount or waiver to which you are otherwise entitled. MEMBERS Mutual Funds may require evidence, and reserves the right to request additional documentation, to verify you are eligible for a reduction or waiver of sales charges.


FOR BOTH THE CLASS A SHARE SALES CHARGE REDUCTION AND WAIVER PRIVILEGES, THE TERM "IMMEDIATE FAMILY" IS DEFINED AS YOU, YOUR SPOUSE AND YOUR CHILDREN UNDER THE AGE OF 21.

CLASS A SALES CHARGE REDUCTIONS

There are several ways investors and certain qualified pension plans may combine multiple purchases to reduce Class A sales charges as indicated below. FOR THE PURPOSE OF CALCULATING THE SALES CHARGE, SHARES OF THE CASH RESERVES FUND PURCHASED THROUGH AN EXCHANGE, REINVESTMENT OR CROSS-REINVESTMENT FROM ANOTHER FUND HAVING A SALES CHARGE QUALIFY; HOWEVER, DIRECT PURCHASES OF CLASS A SHARES OF THE CASH RESERVES FUND ARE EXCLUDED.

RIGHTS OF COMBINATION. Purchases may be combined to reduce Class A sales charges if made by:
   o you and your immediate family for your own account(s), including individual retirement, custodial and personal trust accounts;
   o a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account; and
   o   groups which qualify for the Group Investment Program as described in the SAI.


RIGHTS OF ACCUMULATION. You may add the current market value of your existing holdings in any fund and class of shares of MEMBERS Mutual Funds (including combinations), to the amount of your next purchase of Class A shares to qualify for reduced sales charges. The current value of existing investments in your MEMBERS variable annuity contract may also be taken into account to determine your Class A sales charges.

LETTER OF INTENT. You may purchase Class A shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once by signing a Letter of Intent ("LOI"). Such an investment (including accumulations and combinations) must aggregate at least $25,000 if investing in equity funds or at least $50,000 if investing in bond funds during the 13-month period from the date of the LOI or from a date within ninety (90) days prior thereto, upon written request to MEMBERS Mutual Funds. For the purposes of calculating if the total investment amount specified in the LOI has been met, the historical cost of the original shares purchased will be used, and reinvested dividends and capital gains and appreciation of your holdings are not included. A small portion of the initial purchase (approximately 5% of the aggregate) will be held in escrow to cover the difference in Class A sales charges that may be due if your total investments over the 13-month period do not qualify for the sales charge reduction you received. The escrowed shares will be released upon completion of the LOI or at the end of the 13-month period, whichever comes first.


CLASS A SALES CHARGE WAIVERS

Class A shares may be purchased without front-end sales charges by the following individuals and institutions:
   o Credit union employees and their immediate family, when purchasing shares for their own personal accounts.
   o Registered representatives of broker/dealers and registered investment advisers authorized to sell the funds when purchasing shares for their own account or for the benefit of their immediate family.


   o Individuals and their immediate family who within the past twelve months were trustees, directors, officers, or employees of CUNA Mutual Group (which consists of CUNA Mutual Insurance Society and its subsidiaries and affiliates) or any of its affiliated companies, or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons, provided the purchase is made directly by mail, internet or telephone without the consultation of a registered representative. If the purchase is made through a registered representative, sales charges as described in this prospectus may apply.
   o Individuals and their immediate family who, within the past twelve months, were members of the Board or of the board of trustees of the Ultra Series Fund; or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons.
   o Individuals and their immediate family who are trustees, directors, officers or employees of the adviser, subadviser, or service providers of MEMBERS Mutual Funds.


   o Credit union system-affiliated institutional investors and other non-profit organizations as described in section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the "Code").
   o Credit union employees, and employees of non-profit organizations that qualify as tax-exempt under section 501(c) of the Code, when purchasing shares in a 457(b) eligible deferred compensation plan.
   o Certain qualified defined benefit or qualified defined contribution pension plans, including 401(k) plans, with over $250,000 of assets.

Class A shares may be purchased without front-end sales charges in the following transactions:
   o In fee-based managed account programs with the fund's distributor or dealers that have a special arrangement with the fund's distributor or investment adviser.


   o With proceeds from the liquidation of a CUNA Mutual Group-affiliated pension product. (For employees of CUNA Mutual Group or any of its affiliated companies, the sales charge waiver applies, provided the purchase is made directly by mail, internet or telephone without the consultation of a registered representative. If the purchase is made through a registered representative, sales charges as described in this prospectus may apply.)


   o In Retirement Health Care Funding Program accounts (FAS 106) and Employee Option Plan accounts administered by CUNA Mutual Group.


   o   Reinvestment of dividends or capital gains from any fund.
   o By exchange from one fund to another, except exchanges of Class A shares of the CASH RESERVES FUND initially purchased without a sales charge will be subject to the appropriate sales charge upon exchange into Class A shares of another MEMBERS Mutual Fund.


   o Pursuant to the funds' reinstatement or reinvestment privilege (see the SAI for more information).
   o From the proceeds of shares of another fund account on which a load was already paid.

CLASS B SHARES


Class B shares are sold without any initial sales charge. DIRECT PURCHASES OF CLASS B SHARES OF THE CASH RESERVES FUND ARE NOT PERMITTED. CLASS B SHARES OF THE CASH RESERVES FUND MAY ONLY BE ACQUIRED BY EXCHANGE FROM CLASS B AND CLASS C SHARES OF OTHER MEMBERS MUTUAL FUNDS. With the exception of the CASH RESERVES FUND, the fund's distributor pays a commission equal to 4% of the amount invested to broker/dealers who sell Class B shares. Class B shares automatically convert to Class A shares, based on relative NAV, at the end of the eighth year after purchase (the seventh year after purchase for Class B shares purchased prior to February 28, 2003).


For Class B shares, a CDSC may be applied on shares you sell within six years of purchase (within five years for Class B shares purchased prior to February 28, 2003) as indicated below.

------------------------------------------------------------------------------------------
                                     PURCHASE DATE ON OR AFTER FEBRUARY 28, 2003
------------------------------------------------------------------------------------------
Years After Purchase        1         2         3         4         5         6        7+
CDSC                      4.5%      4.0%      3.5%      3.0%      2.0%      1.0%      None

------------------------------------------------------------------------------------------
                                        PURCHASE DATE BEFORE FEBRUARY 28, 2003
------------------------------------------------------------------------------------------
Years After Purchase        1         2         3         4         5        6+
CDSC                      4.5%      4.0%      3.5%      3.0%      2.0%      None

The CDSC is based on the original purchase cost or the current NAV of the shares being sold, whichever is less. The longer the time between the purchase and the sale of shares, the lower the rate of the CDSC. There is no CDSC on shares acquired through reinvestment of dividends or capital gain distributions. Certain withdrawals, including those made through a systematic withdrawal program, may not be subject to a CDSC. For more information, see the "Class B CDSC Waivers" subsection, below.

For purposes of computing the CDSC, all purchases made during a calendar month are counted as having been made on the FIRST day of that month. To minimize your CDSC, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell those shares that you have owned for the longest period of time. Specifically, we will sell shares that represent share price increases (if any) first, then dividends, then the oldest-aged shares.

For example, assume that you purchased 100 shares of a fund on January 1, Year 1 for $10 per share, another 100 shares on January 1, Year 2 for $15 per share, and another 100 shares on January 1, Year 3 for $20 per share. Also assume that dividends of $1.50 and $2.00 per share were paid on December 31, Year 1 and Year 2, respectively, and reinvested. Your account can be summarized as:

--------------------------------------------------------------------------------------------------
                                                   PRICE PER       SHARES       TOTAL      ACCOUNT
DATE                     ACTION                      SHARE        PURCHASED    SHARES       VALUE
--------------------------------------------------------------------------------------------------
January 1, Year 1        Purchased shares             $10           100         100        $1,000
December 31, Year 1      Reinvested dividends         $15            10         110        $1,650
January 1, Year 2        Purchased shares             $15           100         210        $3,150
December 31, Year 2      Reinvested dividends         $20            21         231        $4,620
January 1, Year 3        Purchased shares             $20           100         331        $6,620


Assume further that you sell 200 shares in Year 3 and that the share price as of the end of the day you sell your shares is $20. The $6,620 in your account can be broken down into share price increases of $1,500 (100 shares appreciated from $10 to $20 per share; 100 shares appreciated from $15 to $20 per share; and 100 shares have not appreciated), dividends of $620 ($200, $150 on 12/31 in Year 1 plus $50 in share price increases; and $420 on 12/31 in Year 2), and purchase payments of $4,500 ($1,000 in Year 1, $1,500 in Year 2, and $2,000 in Year 3).
You would incur the following CDSC charges:


-------------------------------------------------------------------------------------
TYPE OF SHARES SOLD (IN ORDER)                   AMOUNT        CDSC(%)       CDSC($)
-------------------------------------------------------------------------------------
Share price increases of purchased shares        $1,500           None           None
Dividends (including share price increases)       $ 620           None           None
Aged Shares (oldest sold first):
Purchased January 1, Year 1                      $1,000        3.5%(1)         $35.00
Purchased January 1, Year 2                     $880(2)        4.0%(1)         $35.20
TOTAL                                            $4,000       1.75%(3)         $70.20

------------------------
(1) As a percentage of original purchase payment.
(2) $620 of the original $1,500 purchase payment would remain available for redemption.


(3) As a percentage of the amount redeemed.

CLASS B CDSC WAIVERS


In order to ensure you receive a waiver of the CDSC on redemptions of your Class B shares, you need to notify your financial representative or MEMBERS Mutual Funds at the time you redeem the shares that you qualify for such a waiver. If notice is not provided, you may not receive the waiver to which you are otherwise entitled. MEMBERS Mutual Funds may require evidence, and reserves the right to request additional documentation, to verify you are eligible for a waiver of sales charges.


The CDSC may be waived on redemptions of Class B shares under the following circumstances:
   o If you have established a systematic withdrawal plan, as long as the redemptions do not exceed 12% of the value of an account annually (calculated at the time of the withdrawal).
   o   Due to death or disability.
   o For the following types of transactions in individual retirement accounts (IRAs) or other qualified retirement plans described under section 401(a) of the Code, unless otherwise noted:
          - returns of excess contributions;
          - qualified hardship withdrawals; and


          - required minimum distributions (which, for 2009, are not required to be taken) or to effect life expectancy distributions scheduled under the equal periodic payment exception (sometimes referred to as the 72t exception).
   o Pursuant to MEMBERS Mutual Funds' right to liquidate small accounts (see the "General Policies--Small Accounts" section).


CLASS C SHARES


Class C shares are only offered with respect to the TARGET ALLOCATION FUNDS. Class C shares are sold without any initial sales charge. The fund's distributor pays a commission equal to 1% of the amount invested to broker/dealers who sell Class C shares. For Class C shares, a CDSC of 1% may be applied on shares you sell within one year of purchase. Class C shares do not convert to any other share class.


The CDSC is based on the original purchase cost or the current NAV of the shares being sold, whichever is less. There is no CDSC on shares acquired through reinvestment of dividends or capital gain distributions. Certain withdrawals, including those made through a systematic withdrawal program, may not be subject to a CDSC. For more information, see the "Class C CDSC Waivers" subsection, below.


For purposes of computing the CDSC, all purchases made during a calendar month are counted as having been made on the FIRST day of that month. To minimize your CDSC, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell those shares that you have owned for the longest period of time. Specifically, we will sell shares that represent share price increases (if any) first, then dividends, then the oldest-aged shares. For an example of how the CDSC is calculated, see the "Class B Shares" subsection, above.

CLASS C SHARES OF THE TARGET ALLOCATION FUNDS ARE PERMITTED TO PURCHASE CLASS B SHARES OF THE CASH RESERVES FUND. For more information, see the "Purchase by Exchange" section above.


CLASS C CDSC WAIVERS


In order to ensure you receive a waiver of the CDSC on redemptions of your Class C shares, you need to notify your financial representative or MEMBERS Mutual Funds at the time you redeem the shares that you qualify for such a waiver. If notice is not provided, you may not receive the waiver to which you are otherwise entitled. MEMBERS Mutual Funds may require evidence, and reserves the right to request additional documentation, to verify you are eligible for a waiver of sales charges.


The CDSC may be waived on redemptions of Class C shares under the following circumstances:
   o If you have established a systematic withdrawal plan, as long as the redemptions do not exceed 12% of the value of an account annually (calculated at the time of the withdrawal).
   o   Due to death or disability.
   o For the following types of transactions in individual retirement accounts (IRAs) or other qualified retirement plans described under section 401(a) of the Code, unless otherwise noted:
          - returns of excess contributions;
          - qualified hardship withdrawals; and


          - required minimum distributions (which, for 2009, are not required to be taken) or to effect life expectancy distributions scheduled under the equal periodic payment exception (sometimes referred to as the 72t exception).

   o Pursuant to MEMBERS Mutual Funds' right to liquidate small accounts (see the "General Policies--Small Accounts" section).

CLASS Y SHARES

Class Y shares are sold without the imposition of a sales charge and are generally only available for purchase by the TARGET ALLOCATION FUNDS, other affiliated target allocation funds offered through separate prospectuses, in fee-based managed account programs with the fund's distributor or dealers that have special arrangements with the fund's distributor, and other investors as the Board may authorize from time to time.

Please refer to the SAI or the funds' website at www.membersfunds.com for additional information on sales charge reductions and waivers. The SAI is available free of charge, upon request, by calling 1-800-877-6089. The funds' website includes hyperlinks to the information provided herein and to the additional information that is referenced in the SAI.

REDEMPTION FEES


You will be charged a 2% redemption fee if you redeem or exchange Class A or Class B shares of the SMALL CAP VALUE FUND, SMALL CAP GROWTH FUND and the INTERNATIONAL STOCK FUND within 30 calendar days of purchase. Neither Class Y shares, Class C shares nor any of the other funds' Class A or B shares is subject to redemption fees at this time.


All redemption fees charged are for the benefit of the then current shareholders and paid directly to the fund from which the shares were redeemed to help offset any trading costs, market impact and/or other costs associated with short-term trading in and out of the funds.

Redemption fees are assessed on the current market value of the shares being redeemed. For the purpose of applying the redemption fee, shares will be redeemed in the order of their purchase with those held the longest being redeemed first. Shares transferred to a different account registration or converted to a different share class will retain their original purchase date and continue to be subject to redemption fees.

REDEMPTION FEE WAIVERS

The 2% redemption fee will not be charged to:
   o Shares redeemed that are acquired through the automatic reinvestment of dividends and capital gain distributions.
   o Shares redeemed under a regularly scheduled systematic withdrawal, systematic exchange, or automatic account rebalancing program (see the "Additional Investor Services" section).
   o   Shares redeemed due to death or disability.
   o Shares redeemed for the following types of transactions in individual retirement accounts (IRAs), other qualified retirement plans described under section 401(a) of the Code and 457 non-qualified deferred compensation plans, unless otherwise noted:
          - returns of excess contributions;
          - qualified hardship withdrawals; and


          - required minimum distributions (which, for 2009, are not required to be taken) or to effect life expectancy distributions scheduled under the equal periodic payment exception (sometimes referred to as the 72t exception).
   o Shares redeemed pursuant to MEMBERS Mutual Funds' right to liquidate small accounts (see the "General Policies--Small Accounts" section).


   o Shares redeemed in fee-based managed accounts programs with the fund's distributor or dealers that have a special arrangement with the fund's distributor or investment adviser.
   o Shares redeemed in certain omnibus and financial intermediary accounts where the omnibus or intermediary account holder does not have the capability to impose a redemption fee on its underlying customers' accounts.


   o Shares redeemed as a result of fund-initiated transactions, such as fund mergers or liquidations.


The funds reserve the right to waive or impose redemption fees or withdraw waivers at their discretion, to the extent permitted by law. In addition, the funds reserve the right to modify or eliminate redemption fees or waivers without giving advance notice to shareholders, but any such modification or elimination will be imposed prospectively only.

DISTRIBUTION AND SERVICE PLANS

SERVICE FEES. Class A, B and C shares of each of the funds, other than the CASH RESERVES FUND, pays its principal underwriter, CBSI, a service fee equal to 0.25% of the average daily net assets attributable to each class of shares of that fund. The service fee is used by CBSI to cover its costs of servicing shareholder accounts or to compensate other qualified broker/dealers who sell shares of the funds pursuant to agreements with CBSI for their costs of servicing shareholder accounts. CBSI may retain any portion of the service fee for which there is no broker/dealer of record as partial consideration for its services with respect to shareholder accounts. Class Y shares do not impose a service fee.

DISTRIBUTION OR "12B-1" FEES (CLASS B AND C ONLY). MEMBERS Mutual Funds has adopted distribution plans pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"), for the Class B and C shares. Under the terms of each plan, each fund pays CBSI a fee equal to 0.75% of the average daily net assets attributable to Class B and C shares of that fund. CBSI may use this fee to cover its distribution-related expenses (including commissions paid to broker/dealers for selling Class B and C shares) or distribution-related expenses of dealers. This fee increases the cost of investment in the Class B and C shares of a fund and, over time, may cost more than paying the initial sales charge for Class A shares.


OTHER COMPENSATION TO BROKER/DEALERS

Periodically, the fund's distributor may conduct or pay for educational meetings for the purpose of training representatives selling the funds.

SELLING SHARES


The following explains how to sell your shares by letter, phone, exchange or Internet. You may sell shares at any time. Upon request, your shares will be sold at the next NAV calculated after your order is accepted in good order by the fund. Good order means that the request includes the fund and account number, amount of transaction, signatures of the owners as noted below and medallion guarantee if required.

In certain circumstances, you will need to make your request to sell shares in writing, which may require sending additional documents. In addition, you will need to obtain a STAMP2000 MEDALLION SIGNATURE GUARANTEE ("MEDALLION GUARANTEE") if the redemption is:


   o   over $50,000;
   o   made payable to someone other than the registered shareholder(s); or
   o mailed to an address other than the address of record, or an address that has been changed within the last 30 days.


You can generally obtain a medallion guarantee from a credit union or other financial institution, a broker or securities dealer, or a securities exchange or clearing agency. A notary public CANNOT provide a medallion guarantee. MEMBERS MUTUAL FUNDS RESERVES THE RIGHT TO REQUIRE A MEDALLION GUARANTEE ON ANY REDEMPTION.



----------------------------------------------------------------------------------------------------------------------------
                                                       SELLING SHARES
                                                          BY LETTER
                                (AVAILABLE FOR ACCOUNTS OF ANY TYPE AND SALES OF ANY AMOUNT.)
----------------------------------------------------------------------------------------------------------------------------
Write a letter of instruction indicating your account number, fund name, the name in which the account is registered and the dollar value or number of shares you wish to sell. Mail your letter, and any other required materials, to MEMBERS Mutual
Funds. A check will be mailed to the name and address in which the account is registered.
----------------------------------------------------------------------------------------------------------------------------
IF YOU ARE:                                  A WRITTEN LETTER OF INSTRUCTION TO SELL SHARES MUST INCLUDE:
----------------------------------------------------------------------------------------------------------------------------
An owner of an individual, joint, sole       o The signatures and titles of all persons authorized to sign for the account,
proprietorship, UGMA/UTMA                      exactly as the account is registered.
(custodial accounts for minors) or           o Medallion guarantee if applicable.
general partner account
----------------------------------------------------------------------------------------------------------------------------
An owner of a corporate or                   o The signature of the person(s) authorized to sign for the account.
association account                          o Medallion guarantee required.
----------------------------------------------------------------------------------------------------------------------------
An owner or trustee of a trust               o The signature(s) of the trustee(s).
account                                      o Medallion guarantee required.
----------------------------------------------------------------------------------------------------------------------------
A joint tenancy shareholder whose            o The signature of the surviving tenant.
co-tenant is deceased                        o Tax waiver (if applicable in your state).
                                             o Medallion guarantee required.
----------------------------------------------------------------------------------------------------------------------------
An executor of a shareholder's               o The signature of the executor.
estate                                       o Tax waiver (if applicable in your state).
                                             o Medallion guarantee required.
----------------------------------------------------------------------------------------------------------------------------
       For other account types not listed above, please call MEMBERS Mutual Funds at 1-800-877-6089 for instructions.

--------------------------------------------------------------------------------
                                 SELLING SHARES
                                    BY PHONE
            (AVAILABLE FOR MOST ACCOUNTS AND SALES OF UP TO $50,000.)
--------------------------------------------------------------------------------
To place your redemption order, call MEMBERS Mutual Funds between 8:00 a.m. and 7:00 p.m., Central Time, or use our automated touchtone services 24-hours a day. Redemption requests may be placed on all business days (excluding market holidays). Checks are generally mailed the next business day after the redemption request is effective.
--------------------------------------------------------------------------------
Redemption proceeds can be sent by electronic funds transfer ("EFT") provided that you have pre-authorized banking information on file with MEMBERS Mutual Funds. Redemption proceeds from EFT transactions are generally available by the second business day. MEMBERS Mutual Funds does not charge for EFT; however, your credit union or other financial institution may charge a fee for this service.
--------------------------------------------------------------------------------
Amounts of $1,000 or more can be wired on the next business day, provided that you have pre-authorized the wiring of funds and the needed information is on file with MEMBERS Mutual Funds. A $15 fee will be deducted from your account to send the wire; your credit union or other financial institution may charge an additional fee to accept the wired funds.
--------------------------------------------------------------------------------
                                   BY EXCHANGE
          (AVAILABLE FOR ACCOUNTS OF ANY TYPE OF SALES OF ANY AMOUNT.)
--------------------------------------------------------------------------------
Make sure that you have a current prospectus for the MEMBERS Mutual Funds, which can be obtained by calling your financial representative or MEMBERS Mutual Funds at 1-800-877-6089. Call your financial representative, MEMBERS Mutual Funds, or use the Internet at www.membersfunds.com to execute the exchange.
--------------------------------------------------------------------------------
                                   BY INTERNET
--------------------------------------------------------------------------------
Not currently available.
--------------------------------------------------------------------------------


    REDEMPTION REQUESTS RECEIVED AND ACCEPTED BY THE FUND AFTER THE CLOSE OF REGULAR TRADING ON THE NEW YORK STOCK EXCHANGE (USUALLY 3:00 P.M., CENTRAL TIME; 4:00 P.M., EASTERN TIME), WILL BE PROCESSED USING THE NEXT DAY'S NAV.


GENERAL POLICIES

LIMITATION ON PURCHASES. If you purchase shares by check and your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred. A charge of $30 will be assessed for each returned check occurrence. We do not accept third-party checks, starter checks, credit cards, credit card checks, or cash to purchase shares. All purchase payments must be denominated in U.S. dollars and drawn on or from U.S. credit unions or other financial institutions. ADDITIONALLY, WE WILL NOT NORMALLY ACCEPT PURCHASE ORDERS OF MORE THAN $100,000 FOR CLASS B SHARES FROM A SINGLE INVESTOR, NOR WILL WE NORMALLY ACCEPT PURCHASE ORDERS OF MORE THAN $999,999 FOR CLASS C SHARES FROM A SINGLE INVESTOR.


PRICING OF FUND SHARES. The NAV for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 3:00 p.m., Central Time) by dividing the net assets of each fund and class by the number of shares outstanding of that fund and class. Transaction requests received after the close of regular trading on the New York Stock Exchange (usually 3:00 p.m., Central Time), will be processed using the next day's NAV. The NAV per share for each fund and class is not determined on days the New York Stock Exchange is closed for trading. The New York Stock Exchange is closed on New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

For all funds other than the CASH RESERVES FUND, a fund's NAV is equal to the market value of its investments and other assets, less any liabilities, divided by the number of fund shares. Because the assets of each TARGET ALLOCATION FUND consist primarily of shares of the underlying funds, the NAV of each TARGET ALLOCATION FUND is determined based on the NAVs of the underlying funds.


Because each TARGET ALLOCATION FUND will only invest in underlying funds, government securities and short-term paper, it is not anticipated that MCA will need to "fair" value any of the investments of the TARGET ALLOCATION FUNDS. However, an underlying fund may need to "fair" value one or more of its investments, which may, in turn, require a TARGET ALLOCATION FUND to do the same because of delays in obtaining the underlying fund's NAV. The following fair valuation policy is followed by MCA with respect to the funds that it advises. It is anticipated that unaffiliated underlying funds will have a fair valuation policy that is somewhat similar and such policy will be described in the prospectus of the underlying fund, including an explanation of the circumstances under which fair value pricing will be used and the effects of using fair value pricing.

If quotations are not readily available for a security or other portfolio investment, or if it is believed that a quotation or other market price for a security or other portfolio investment does not represent its fair value, MCA may value the security or investment using procedures approved by the Board that are designed to establish its "fair" value. The fair valuation procedures may be used to value any investment of any fund in the appropriate circumstances. Securities and other investments valued at their "fair" value entail significantly greater valuation risk than do securities and other investments valued at an established market value.


MCA relies on its fair value procedures most often in connection with foreign securities whose principal trading market(s) is outside the U.S. and/or are denominated in a foreign currency. From time to time, events occur that affect the issuers of such foreign securities or the securities themselves, or information about the issuer or securities becomes available, after the close of trading in the securities but before the close of regular trading on the New York Stock Exchange (usually 3:00 p.m., Central Time). In these situations, the fair value of the foreign security may be something other than the last available quotation or other market price. With regard to such foreign securities, the fair valuation procedures include consultation with an independent "fair value" pricing service. Nonetheless, MCA separately evaluates each such foreign security and may, in conformity with the fair valuation procedures, establish a different fair value than that reached by the independent pricing service or other financial institutions or investment managers.

Determining the fair value of securities involves consideration of objective factors as well as the application of subjective judgments about their issuers and the markets in which they are traded. A number of methodologies are available for determining the value of securities for which there is no clear market value or for which after-market events make prior market values unreliable. The value established by MCA under the fair valuation procedures for any security or other investment (or underlying fund) may vary from the last quoted sale price or market close price, or from the value given to the same security or investment by: (1) an independent pricing service, (2) other financial institutions or investment managers or (3) MCA had it used a different methodology to value the security. MEMBERS Mutual Funds and MCA cannot assure that a security or other portfolio investment can be sold at the fair value assigned to it at any time.


The securities held by the CASH RESERVES FUND are valued on the basis of amortized cost. This involves valuing an instrument at its cost and thereafter assuming a constant amortization of any discount or premium until the instrument's maturity, rather than evaluating actual changes in the market value of the instrument. The CASH RESERVES FUND'S NAV is normally expected to be $1 per share.

To the extent the funds hold portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the funds do not price their shares, the NAV of such funds' shares may change on days when shareholders will not be able to purchase or redeem the funds' shares.

BUY AND SELL PRICES. When you buy shares, you pay the NAV plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV minus any applicable CDSC and redemption fee. Purchase orders and redemption and exchange requests will be executed at the price next determined after the order or request is received in good order by MEMBERS Mutual Funds, as described in the "Purchasing Shares" and "Selling Shares" sections.

DISCLOSURE OF PORTFOLIO INFORMATION. The fund may make selective disclosure of portfolio information to various service providers. For more information on these disclosures, please refer to the SAI.

EXECUTION OF REQUESTS. Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after your request is received in good order by MEMBERS Mutual Funds. In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities law.

SALES IN ADVANCE OF PURCHASE PAYMENTS. When you place a request to sell shares for which the purchase payment has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

FREQUENT TRADING. Excessive or short-term trading in fund shares may harm a fund's performance, and thereby harm other shareholders in the fund, in three respects. First, frequent traders may exploit the fact that a fund has calculated its NAV using closing prices of securities that are no longer current, thereby diluting the value of long-term shareholders' interests in a fund. Second, to meet higher levels of redemptions caused by frequent traders, a fund may be required to maintain a larger percentage of the fund's assets in cash or be forced to liquidate certain holdings at inopportune times, thereby compromising portfolio management strategies. Third, frequent purchases and redemptions by frequent traders will cause a fund to incur greater expenses for buying and selling securities, which are borne by all fund shareholders.

MEMBERS Mutual Funds, on behalf of each of the funds, has adopted policies and procedures with respect to frequent traders. Included in the policies and procedures are the several methods MEMBERS Mutual Funds currently employs to detect and deter frequent traders, including: applying exchange limit guidelines; charging redemption fees on short-term trades; selectively monitoring trade activity; and exercising broad authority to take discretionary action against frequent traders and against particular trades, including delaying payment of the proceeds from the redemption of fund shares for up to seven days, and identifying frequent traders and restricting their trading privileges or expelling them from a fund.


In addition to the above, to combat dilution of the value of long-term shareholders' interests in a fund, a fund may employ fair valuation procedures on the securities it holds in its portfolio, as described in the "Pricing of Fund Shares" subsection, above.

Each of the above methods to protect the interests of investors involves judgments that are inherently subjective, although MEMBERS Mutual Funds and its service providers seek to make judgments that are consistent with long-term investors' interests. Moreover, each of these methods involves some selectivity in their application. While the funds seek to take actions that will detect and deter frequent trading, they cannot assure that such activity can be completely eliminated. For instance, the funds may not be able to identify or reasonably detect or deter frequent trading transactions that are facilitated by financial intermediaries or made through the use of omnibus accounts that transmit purchase, exchange, and redemption orders to the funds on behalf of their customers who are the beneficial owners.

TELEPHONE TRANSACTIONS. For your protection, telephone requests are recorded in order to verify their accuracy. In addition, MEMBERS Mutual Funds will take measures to verify the caller's identity, such as asking for name, account number, Social Security or taxpayer ID number and other relevant information. MEMBERS Mutual Funds is not responsible for any losses that may occur due to unauthorized telephone calls. Also for your protection, redemption transactions are not permitted via telephone on accounts for which names or addresses have been changed within the past 30 days unless the account has been pre-authorized for EFT or wire redemption privileges to a credit union or other financial institution account.

INTERNET TRANSACTIONS. For your protection, you will need your Social Security and account number to establish access to your account on the Internet. You will be asked to assign a unique password and need to use that password on all future visits to verify your identity. Buy and sell prices and valuation of shares procedures are consistent with the policies noted above. MEMBERS Mutual Funds is not responsible for any losses that may occur due to unauthorized access.

HOUSEHOLDING. To reduce shareholder service expenses, MEMBERS Mutual Funds intends to send only one copy of its reports per household regardless of the number of investors at the household or the number of accounts held. However, any investor may obtain additional reports upon request to MEMBERS Mutual Funds.

ACCOUNT STATEMENTS. In general, you will receive account statements every quarter, as well as after every transaction (except for any dividend reinvestment or systematic transactions) that affects your account balance and after any changes of name or address of the registered owner(s). Every year you should also receive, if applicable, a Form 1099 tax information statement, which will be mailed to you by January 31.

SMALL ACCOUNTS. Due to the high fixed cost of maintaining mutual fund accounts, MEMBERS Mutual Funds reserves the right to close any non-retirement accounts (excluding accounts set up with a systematic investment program) that have balances below $1,000. We will mail you a notice asking you to bring the account value up to $1,000 or initiate a systematic investment program. If you do not bring the account value up to $1,000 or initiate a systematic investment program within 60 days, MEMBERS Mutual Funds may sell your shares and mail the proceeds to you at your address of record.


SPECIAL REDEMPTIONS. Although no fund would normally do so, each fund has the right to pay the redemption price of shares of the fund in whole or in part in portfolio securities held by the fund as prescribed by the Board. However, MEMBERS Mutual Funds has elected to be governed by Rule 18f-1 under the 1940 Act. Under that rule, each fund must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the fund's NAV at the beginning of such period. See the SAI for more information.


ADDITIONAL INVESTOR SERVICES

SYSTEMATIC INVESTMENT PROGRAM. You may set up regular investments from your credit union or other financial institution account to the fund of your choice, WITH THE EXCEPTION OF CLASS B SHARES OF THE CASH RESERVES FUND WHICH CANNOT BE PURCHASED DIRECTLY. You determine the frequency and amount of your investments, and you may terminate the program at any time. Investments must be made at least once each quarter and may be as little as $25 per transaction ($50 minimum per fund per month). Systematic investments may be transacted twice monthly, monthly, bimonthly, or quarterly. For more information on purchase minimums, see the "Your Account--Opening an Account" section. To take advantage of the systematic investment program, complete the appropriate parts of your account application or work with your financial representative.

PAYROLL DEDUCTION/DIRECT DEPOSIT PROGRAM. If your employer supports a payroll deduction program, you may set up regular investments from your payroll to the fund of your choice, WITH THE EXCEPTION OF CLASS B SHARES OF THE CASH RESERVES FUND WHICH CANNOT BE PURCHASED DIRECTLY. You determine the frequency and amount of your investments, and you may terminate the program at any time. Investments may be as little as $25 per transaction ($50 minimum per fund per month). For more information on purchase minimums, see the "Your Account--Opening an Account" section. To take advantage of the payroll deduction program, complete the MEMBERS Payroll Deduction/Direct Deposit Form or work with your financial representative. A new account application must accompany the form if you are opening a new account.

SYSTEMATIC WITHDRAWAL PROGRAM. If your account balance is at least $5,000, you may make systematic withdrawals from your account. You must fill out the relevant portion of your account application, and the payment schedule. All payees must be on the same payment schedule. You determine the frequency (no less than monthly), day of the month, and amount of your withdrawal and you may terminate the program at any time. Each systematic withdrawal must be at least $50 per fund. On Class B and Class C share accounts, no CDSC will be charged on systematic withdrawals of no more than 12% of your account's value annually. To take advantage of the systematic withdrawal program on an existing account, contact your financial representative or MEMBERS Mutual Funds at 1-800-877-6089.

SYSTEMATIC EXCHANGE PROGRAM. If your account balance is at least $5,000, you may exchange your shares for the same class of shares of another fund under the systematic exchange program. Class A shares of the CASH RESERVES FUND may be exchanged to Class B shares of other MEMBERS Mutual Funds, and Class C shares of the TARGET ALLOCATION FUNDS, for dollar cost averaging purposes. EXCHANGES OF CLASS A SHARES OF THE CASH RESERVES FUND INITIALLY PURCHASED WITHOUT A SALES CHARGE WILL BE SUBJECT TO THE APPROPRIATE SALES CHARGE UPON EXCHANGE INTO CLASS A SHARES OF ANOTHER FUND (SEE "SALES CHARGES AND FEES" SECTION). For programs investing in Class B or Class C shares, for the purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase of the Class B shares or Class C shares, respectively, and will not be affected by any permitted exchange. You determine the frequency (no less than monthly), day of the month, and amount of your exchange and you may terminate the program at any time. Each systematic exchange must be at least $50 per fund. To take advantage of the systematic exchange program, simply complete the appropriate parts of your account application or contact your financial representative.


AUTOMATIC ACCOUNT REBALANCING. If your Class A share account balance is at least $25,000, you may request automatic account rebalancing on a semi-annual or annual basis. You may select a model fund allocation that MEMBERS Mutual Funds has defined, or you may build your own portfolio. To take advantage of the automatic rebalancing program, simply complete MEMBERS Mutual Funds' Automatic Account Rebalancing Form or contact your financial representative. A new account application must accompany the form if you are opening a new account.

RETIREMENT PLANS. Shares of MEMBERS Mutual Funds may be used to fund a variety of retirement plans, including IRAs, SEPs, 401(k) plans, 457 non-qualified deferred compensation plans, and other pension and profit sharing plans (availability may vary in Puerto Rico). Using these plans, you may open an account with either a minimum initial investment or by establishing a systematic investment program. To find out more, call MEMBERS Mutual Funds at 1-800-877-6089. Effective January 31, 2009, MEMBERS Mutual Funds will no longer accept salary deferrals, transfers or rollovers into existing 403(b)(7) custodial accounts. Existing 403(b) custodial accounts can continue without interruption as these accounts will be maintained in compliance with 403(b) regulations.


DISTRIBUTIONS AND TAXES

The funds generally distribute most or all of their net investment company taxable income and net capital gain. Capital gain distributions, if any, are typically made in December. Payments are made as follows:
   o   Declared daily and paid monthly: CASH RESERVES and BOND FUNDS.
   o   Declared monthly and paid monthly: HIGH INCOME and DIVERSIFIED INCOME
       FUNDS.


   o   Declared quarterly and paid quarterly: CONSERVATIVE ALLOCATION FUND
   o Declared annually and paid annually: MODERATE ALLOCATION, AGGRESSIVE ALLOCATION, LARGE CAP VALUE, LARGE CAP GROWTH, MID CAP VALUE, MID CAP GROWTH, SMALL CAP VALUE, SMALL CAP GROWTH and INTERNATIONAL STOCK FUNDS.


DISTRIBUTION REINVESTMENTS. Many investors have their distribution payments reinvested in additional shares of the same fund and class. If you choose this option, or if you do not indicate any choice, your distribution payments will be reinvested on the payment date. Alternatively, you can choose to have a check for your distribution payments mailed to you. HOWEVER, IF, FOR ANY REASON, THE CHECK IS NOT DELIVERABLE, YOUR DISTRIBUTION PAYMENTS WILL BE REINVESTED AND NO INTEREST WILL BE PAID ON AMOUNTS REPRESENTED BY THE CHECK.

TAXABILITY OF DISTRIBUTIONS. All distributions that you receive from a fund are generally taxable, whether reinvested or received in cash. Distributions from a fund's net investment company taxable income (which includes dividends, interest, net short-term capital gains, and net gains from foreign currency transactions), if any, generally are taxable as ordinary income, unless such distributions are attributable to "qualified dividend" income eligible for the reduced rate of tax on long-term capital gains or unless you are exempt from taxation or entitled to a tax deferral. Distributions paid by each fund from net capital gains (the excess of net long-term capital gains over short-term capital losses) are taxable as long-term capital gains whether reinvested or received in cash and regardless of the length of time you have owned your shares. Currently, the maximum rate applicable to long-term capital gains, and thus to qualified dividend income, is set at 15%. Under current law, the reduced rates on capital gains and qualified dividend income will cease to apply to taxable years beginning after December 31, 2010. Each fund will inform its shareholders of the portion of its dividends (if any) that constitute qualified dividend income.

Generally, "qualified dividend" income includes dividends received during the taxable year from certain domestic corporations and qualified foreign corporations. The portion of a distribution that the fund pays that is attributable to qualified dividend income received by the fund will qualify for such treatment in the hands of the noncorporate shareholders of the fund. If a fund has income of which more than 95% was qualified dividends, all of the fund's dividends will be eligible for the lower rates on qualified dividends. Certain holding period requirements applicable to both the fund and the shareholder also must be satisfied to obtain qualified dividend treatment.

When a fund makes a distribution, the fund's NAV decreases by the amount of the payment. If you purchase shares shortly before a distribution, you will, nonetheless, be subject to income taxes on the distribution, even though the value of your investment (plus cash received, if any) remains the same.

Fund distributions from the MODERATE ALLOCATION and DIVERSIFIED INCOME FUNDS are expected to be distributions of both net investment company taxable income and net capital gains. Fund distributions from the AGGRESSIVE ALLOCATION, MID CAP VALUE, MID CAP GROWTH, LARGE CAP VALUE, LARGE CAP GROWTH, SMALL CAP VALUE, SMALL CAP GROWTH and INTERNATIONAL STOCK FUNDS are expected to be primarily distributions of net capital gains, and fund distributions from the CONSERVATIVE ALLOCATION, CASH RESERVES, BOND and HIGH INCOME FUNDS are expected to be primarily distributions of net investment company taxable income.


TAXABILITY OF TRANSACTIONS. Your redemption of fund shares may result in a taxable gain or loss to you, depending on whether the redemption proceeds are more or less than what you paid for the redeemed shares. An exchange of fund shares for shares in any other fund of MEMBERS Mutual Funds generally will have similar tax consequences.

WITHHOLDING. If you do not furnish MEMBERS Mutual Funds with your correct Social Security Number or Taxpayer Identification Number and/or MEMBERS Mutual Funds receives notification from the Internal Revenue Service requiring back-up withholding, MEMBERS Mutual Funds is required by federal law to withhold federal income tax from your distributions and redemption proceeds, currently at a rate of 28% for U.S. residents.


THIS SECTION IS NOT INTENDED TO BE A FULL DISCUSSION OF FEDERAL INCOME TAX LAWS AND THE EFFECT OF SUCH LAWS ON YOU. THERE MAY BE OTHER FEDERAL, STATE, FOREIGN OR LOCAL TAX CONSIDERATIONS APPLICABLE TO A PARTICULAR INVESTOR. YOU ARE URGED TO CONSULT YOUR OWN TAX ADVISER.

PLEASE SEE THE SAI FOR MORE INFORMATION ABOUT TAXES.

INVESTMENT ADVISER


The funds' investment adviser is MCA, 5910 Mineral Point Road, Madison, Wisconsin 53705. MCA was established on July 6, 1982. It provides investment advice to the investment portfolios of CUNA Mutual Group and to certain other retail and institutional clients, including the Ultra Series Fund (an open end, management investment company). As of December 31, 2008, MCA had over $12 billion of assets under management. MCA manages all funds using a team approach consisting of a lead portfolio manager, supporting analysts, and the guidance of MCA's other equity and fixed income portfolio managers.


As payment for its services as the investment adviser, MCA receives a management fee based upon the average daily net assets of each fund which is computed and accrued daily and paid monthly. The management fees paid to MCA, at an annual rate as a percentage of average net assets for the previous fiscal year, were:
0.20% for the CONSERVATIVE, MODERATE and AGGRESSIVE ALLOCATION FUNDS, 0.40% for the CASH RESERVES FUND, 0.50% for the BOND FUND, 0.55% for the HIGH INCOME FUND, 0.65% for the DIVERSIFIED INCOME FUND, 0.55% for the LARGE CAP VALUE FUND, 0.75% for the LARGE CAP GROWTH FUND, 0.95% for the MID CAP VALUE FUND, 0.75% for the MID CAP GROWTH FUND, 1.00% for the SMALL CAP VALUE FUND, 1.00% for the SMALL CAP GROWTH FUND and 1.05% for the INTERNATIONAL STOCK FUND. Except for the TARGET ALLOCATION FUNDS, each fund's management fee will be reduced by 0.05% on assets exceeding $500 million, and by another 0.05% on assets exceeding $1 billion.

MCA currently manages the assets of all of the funds using a "manager of managers" approach under which MCA may manage some or all of the funds' assets and may allocate some or all of the funds' assets among one or more specialist subadvisers. MCA selects subadvisers based on a continuing quantitative and qualitative evaluation of their abilities in managing assets pursuant to a particular investment style. While superior performance is the ultimate goal, short-term performance by itself will not be a significant factor in selecting or terminating subadvisers, and MCA does not expect frequent changes in subadvisers. MCA compensates subadvisers out of its own assets.


MCA monitors the performance of each subadviser to the extent it deems appropriate to achieve a fund's investment objective, reallocates fund assets among its own portfolio management team and individual subadvisers or recommends to the Board that a fund employ or terminate particular subadvisers. MEMBERS Mutual Funds and MCA received an exemptive order from the SEC that permits the Board to appoint or change subadvisers without shareholder approval. If there is a change in subadvisers, you will receive an "information statement" within 90 days of the change. The statement will provide you with relevant information about the reason for the change and information about any new subadvisers.

A discussion regarding the basis for the approval of the funds' investment advisory contracts by the Board is contained in the funds' annual report to shareholders for the period ended October 31, 2008.


PORTFOLIO MANAGEMENT


MCA manages the assets of the TARGET ALLOCATION FUNDS, CASH RESERVES, BOND, DIVERSIFIED INCOME, LARGE CAP VALUE and LARGE CAP GROWTH FUNDS, and a portion of the assets of the MID CAP VALUE FUND. The following individuals are primarily responsible for the day-to-day management of these funds.

The TARGET ALLOCATION FUNDS are co-managed by Scott D. Opsal, CFA, Scott R. Powell, CFA, and Patrick F. Ryan, CIMA. Mr. Opsal, Managing Director and Portfolio Manager, Equities of MCA, has been involved in portfolio management for the funds since February 2009 (previously, he managed the funds from their inception until January 2008). He also has been involved with the management of all the firm's stock funds since he joined the firm in 2003. Prior to joining MCA, Mr. Opsal served as analyst, portfolio manager, Director of Research and Chief Investment Officer with Invista Capital Management (1983-2002). Mr. Powell, Vice President and Managing Director, Common Stocks and Managed Accounts of MCA, has been involved with the portfolio management of the funds since February 2009. He has been responsible for directing the firm's managed accounts and mutual fund businesses since September 2006, and has led the firm's equity and managed account portfolio management team since July 2008. Previously, Mr. Powell was a partner and Director of Investments at Virchow Krause Wealth Management, LLC from August 2003 until September 2006. Mr. Ryan, Senior Analyst, Managed Accounts of MCA, has been involved in portfolio management and securities analysis for the funds since January 2008. He has been responsible for conducting manager research and due diligence for MCA's managed accounts products since joining the firm in 2004, in addition to co-managing the three target retirement funds in the Ultra Series Fund since 2007. Prior to joining MCA in 2004, Mr. Ryan held positions with UBS Financial Services (2000-2002) and Northwestern Mutual (2003).

The CASH RESERVES FUND is managed by Edward J. Meier. Mr. Meier, Director and Portfolio Manager, Fixed Income of MCA, has been involved in portfolio management and securities analysis for the fund since he joined the firm in 2005. Mr. Meier has over 15 years of experience managing fixed-income assets. Prior to joining MCA, Mr. Meier was an investment professional at AEGON U.S.A. Investment Management Company where he managed $8 billion in mortgage-and asset-backed securities (1999-2005).

The BOND FUND and the fixed income portion of the DIVERSIFIED INCOME FUND are managed by Dean "Jack" Call, D.B.A., CFA. Mr. Call, Managing Director and Portfolio Manager, Fixed Income of MCA, has been involved in portfolio management of the fixed income funds since he joined the firm in 2004. Mr. Call has been active in fixed income investing since 1982 and has over 25 years of experience in a number of investment activities. Prior to joining MCA, Mr. Call was an investment professional at Bank One Capital Markets (2002-2004) and Scudder, Kemper Investments (2000-2002).

The DIVERSIFIED INCOME FUND is co-managed by John H. Brown, CFA, and Dean "Jack" Call, D.B.A., CFA. Mr. Brown, Managing Director and Portfolio Manager, Equities of MCA, manages the equity portion of the fund and has been involved in portfolio management and securities analysis for the fund since he joined the firm in 1998. Prior to joining MCA, Mr. Brown was senior portfolio manager and Principal at Montgomery Asset Management (1994-1998), and a portfolio manager and analyst at Merus Capital Management (1986-1994). Mr. Call's biographical data is provided above.

The LARGE CAP VALUE FUND is managed by Scott D. Opsal, CFA. Mr. Opsal's biographical data is provided above.

The LARGE CAP GROWTH FUND is managed by Bruce A. Ebel, CFA, CIC, CFP(R). Mr. Ebel, Managing Director and Portfolio Manager, Equities of MCA, has been involved in portfolio management and securities analysis for the fund since he joined the firm in 2005. Mr. Ebel's investment management experience spans more than 25 years and includes serving as Managing Director at LIFEPOINT Financial Consultants, Inc. (2003-2005) and Senior Vice President and equity portfolio manager at State Street Research (1999-2003).

The MID CAP VALUE FUND is managed by Livia S. Asher. Ms. Asher, Managing Director and Portfolio Manager, Equities of MCA, joined the firm in 2006. She also serves as the analyst responsible for stocks in the non-bank financial sector for MCA-managed portfolios. Ms. Asher's investment management experience spans more than 30 years, most of it covering the financial services industry for both sell-side and buy-side firms. Prior to joining MCA, Ms. Asher was an officer and investment analyst at Mitsubishi Trust & Banking Corp. (2003-2005), Merrill Lynch (1988-1997), Fox-Pitt, Kelton (1985-1988) and First Boston (1975-1985). In addition, she was an equity portfolio manager and analyst covering the U.S. financial services industry at Allianz of America (1998-2002).

Shenkman Capital Management, Inc. ("SCM") 461 Fifth Avenue, 22nd Floor, New York, New York 10017, is the only subadviser managing the assets of the HIGH INCOME FUND. SCM is independently owned by employees and directors and focuses exclusively on managing high yield assets. SCM manages assets for institutional, endowment, ERISA, foundation and public pension accounts. As of December 31, 2008, SCM managed over $7.7 billion in assets, which included investment advisory services for four other registered investment companies having aggregate assets of approximately $413 million.

Mark R. Shenkman, Frank X. Whitley and Mark J. Flanagan, CPA, CFA are the fund's co-portfolio managers. Mr. Shenkman has been the President and Chief Investment Officer of SCM since he founded the company in 1985. Mr. Whitley, Executive Vice President and Senior Portfolio Manager of SCM, joined the firm in 1988 and became a portfolio manager in 1994. Mr. Flanagan, Executive Vice President and Portfolio Manager of SCM, joined the firm in 1992 and became a portfolio manager in 2002.

Wellington Management Company, LLP ("Wellington Management"), manages the MID CAP GROWTH FUND, the small-cap portion of the assets within the MID CAP VALUE FUND and the SMALL CAP VALUE FUND. Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2008, Wellington Management had investment management authority with respect to approximately $420 billion in assets.


The MID CAP GROWTH FUND is managed by Francis J. Boggan, CFA. Mr. Boggan, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the fund since 2006. Mr. Boggan joined Wellington Management as an investment professional in 2001.

The following individuals are primarily responsible for the management of the small-cap portion of the MID CAP VALUE FUND and the SMALL CAP VALUE FUND:


Timothy J. McCormack, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as the portfolio manager of the SMALL CAP VALUE FUND since July 1, 2008. Mr. McCormack has been involved in portfolio management and securities analysis for the MID CAP VALUE FUND since 2000 and the SMALL CAP VALUE FUND since 2006. Mr. McCormack joined Wellington Management as an investment professional in 2000.

Shaun F. Pedersen, Vice President and Equity Portfolio Manager of Wellington Management, has served as the portfolio manager of the MID CAP VALUE FUND since July 1, 2008. Mr. Pedersen has been involved in portfolio management and securities analysis for the MID CAP VALUE FUND since 2004 and the SMALL CAP VALUE FUND since 2006. Mr. Pedersen joined Wellington Management as an investment professional in 2004.

Paradigm Asset Management Company, LLC ("Paradigm"), 445 Hamilton Avenue, White Plains, New York 10601, is the only subadviser managing the assets of the SMALL CAP GROWTH FUND. Paradigm is a limited liability company that was established in 1991. Paradigm provides investment management services to investment companies, employee benefit plans, endowments, foundations, and other institutions and had approximately $800 million in assets under management as of December 31, 2008.


James E. Francis, President and Chief Executive Officer of Paradigm, leads the portfolio management team of the SMALL CAP GROWTH FUND. Mr. Francis was the co-founder of the firm in 1991 and has overseen the investment process since the firm's inception. The other members of the team include Jeffrey E. Marcus and Gregory Pai.

Jeffrey E. Marcus, Senior Portfolio Manager, joined Paradigm in 1991 as a portfolio manager. Mr. Marcus has been involved in portfolio management and investment analysis since 1988. Prior to joining Paradigm, Mr. Marcus was an investment analyst for Warner Lambert.

Gregory Pai, Managing Director and Portfolio Manager, joined Paradigm in 1996 as a senior partner. He has been involved in portfolio management since he joined Paradigm. Prior to joining Paradigm, Mr. Pai held senior positions in the media industry and was a management consultant with Price Waterhouse & Company.


Lazard Asset Management LLC ("Lazard"), 30 Rockefeller Plaza, 59th Floor, New York, New York 10112, is the only subadviser managing the assets of the INTERNATIONAL STOCK FUND. Lazard began managing separate account international equity portfolios in 1985. Lazard employs over 100 global investment professionals, with smaller teams responsible for portfolio construction. Lazard is a New York-based subsidiary of Lazard Freres & Co. LLC ("LF & Co."), a New York limited liability company. Lazard provides its institutional and private clients with a wide variety of investment banking, brokerage management and related services. LF & Co. established Lazard as its investment management division and registered it with the SEC as an investment adviser on May 1, 1970. Investment management services are also provided by Lazard Asset Management Limited, based in London, Lazard Asset Management (Deutschland) GmbH, based in Frankfurt, Lazard Asset Management Italy, based in Milan, Lazard Japan Asset Management KK, based in Tokyo, and Lazard Asset Management Pacific Co., based in Sydney, all of which are controlled by Lazard. Investment research is undertaken on a global basis utilizing the global investment team members worldwide. Net assets under management of Lazard were $79.8 billion as of December 31, 2008.


Portfolio managers at Lazard manage multiple accounts for a diverse client base, including private clients, institutions and investment funds. Lazard manages all portfolios on a team basis. The team is involved at all levels of the investment process. This team approach allows for every portfolio manager to benefit from his or her peers, and for clients to receive the firm's best thinking, not that of a single portfolio manager. Lazard manages all like-investment mandates against a model portfolio. Specific client objectives, guidelines or limitations then are applied against the model, and any necessary adjustments are made.

John R. Reinsberg is Deputy Chairman of Lazard responsible for international and global products. He also oversees the day-to-day operations of Lazard's international equity investment team. He began working in the investment field in 1981. Prior to joining Lazard in 1992, Mr. Reinsberg served as Executive Vice President of General Electric Investment Corporation and Trustee of the General Electric Pension Trust. His other past affiliations include Jardine Matheson (Hong Kong) and Hill & Knowlton, Inc. Mr. Reinsberg has a MBA from Columbia University and a BA from the University of Pennsylvania.

Michael A. Bennett is a Managing Director of Lazard and a portfolio manager for the International Equity, International Equity Select, European Equity Select, and Global Equity teams. He began working in the investment field in 1987. Prior to joining Lazard in 1992, Mr. Bennett served as an international equity analyst with General Electric Investment Corporation. Previously he was with Keith Lippert Associates and Arthur Andersen & Company. He is a CPA, has a MBA from the University of Chicago's Graduate School of Business and a BS from New York University.

Michael G. Fry is a Managing Director and portfolio manager within Lazard Asset Management Limited in London. Prior to joining the firm in 2005, Mr. Fry held several positions at UBS Global Asset Management, including lead portfolio manager and Head of Global Equity Portfolio Management, Global Head of Equity Research and Head of Australian Equities. Mr. Fry began working in the investment field in 1987.


James M. Donald, CFA, is a Managing Director of Lazard. In addition to his duties as a Portfolio Manager/Analyst, he also serves as Head of the Emerging Markets Group. Prior to joining the firm in 1996, Mr. Donald worked at Mercury Asset Management, which he joined in 1985. At Mercury Asset Management, he was on the emerging markets team between 1992 and 1996 and worked on the international equity team between 1985 and 1992. Mr. Donald received a BA (Hons) in history from University of Western Ontario.


Brian Pessin, CFA, is a Director of Lazard and a Portfolio Manager/Analyst. Prior to joining Lazard in 1999, Mr. Pessin was associated with Dawson, Samberg Capital Management, Gabelli & Company and Auerbach, Grayson & Co. He has been working in the investment field since 1994. Mr. Pessin received his MBA from Columbia University and a BA in Economics from Cornell University.

Michael Powers, Managing Director of Lazard and a Portfolio Manager on the Global Equity and International Equity portfolio teams. He began working in the investment field in 1990 when he joined Lazard. Michael has an MBA from Long Island University and a BA from Brown University.

Erik McKee, Senior Vice President of Lazard and a Research Analyst on the Emerging Markets Equity team, focusing on the materials and industrials sectors. He began working in the investment field in 1996. Prior to joining Lazard in 1999, he was with Bank of America and Unibanco in Sao Paulo, Brazil. Erik has a BA in International Finance from Brown University. He also studied history at the Sorbonne in Paris.

Rohit Chopra, Senior Vice President of Lazard and a Portfolio Manager/Analyst on the Emerging Markets Equity team, focusing on consumer and telecommunications research and analysis. He began working in the investment field in 1996. Prior to joining the Firm in 1999, Rohit was with Financial Resources Group, Deutsche Bank and Morgan Stanley, Dean Witter, Discover Company. He has a BS in Finance and Information Systems from New York University and also studied at the London School of Economics and Political Science.

Edward Rosenfeld, Senior Vice President of Lazard and a Portfolio
Manager/Analyst on the European, International and Global Small Cap Equity teams. He began working in the investment industry in 1996. Prior to joining Lazard in 2001, Edward was an analyst with J.P. Morgan. He has an MBA from the University of Chicago and a BA from Columbia College.

Information regarding the portfolio managers' compensation, their ownership of securities in the funds and the other accounts they manage can be found in the SAI.

FINANCIAL HIGHLIGHTS


The financial highlights table that follows is intended to help you understand the funds' financial performance for the past five years (or since inception for the CONSERVATIVE ALLOCATION, MODERATE ALLOCATION, AGGRESSIVE ALLOCATION, SMALL CAP VALUE and SMALL CAP GROWTH FUNDS). Certain information reflects financial results for a single fund share outstanding for the period presented. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund, assuming reinvestment of all dividends and distributions. The financial highlights for each of the five years ended October 31, 2008, have been audited by Deloitte & Touche LLP, whose report, along with the funds' financial statements, is incorporated by reference in the SAI and included in the annual report, each of which is available upon request.

================================================================================
 FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING
--------------------------------------------------------------------------------

                                                                           CONSERVATIVE ALLOCATION FUND
                                                                 =================================================
                                                                 FOR THE YEAR ENDED OCTOBER 31,
                                                                 ------------------------------       INCEPTION
                                                                    2008                 2007       to 10/31/06(1)
==================================================================================================================
CLASS A
-------
NET ASSET VALUE at beginning of period                            $ 11.13              $ 10.53              $10.00
                                                                  ------------------------------------------------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                                            0.28                 0.24                0.05
    Net realized and unrealized gain (loss) on investments          (2.58)                0.49                0.48
                                                                  ------------------------------------------------
      Total from investment operations                              (2.30)                0.73                0.53
                                                                  ------------------------------------------------
  LESS DISTRIBUTIONS:
    Distributions from net investment income                        (0.27)               (0.12)                  -
    Distributions from capital gains                                (0.03)               (0.01)                  -
                                                                  ------------------------------------------------
      Total distributions                                           (0.30)               (0.13)                  -
                                                                  ------------------------------------------------
Net increase (decrease) in net asset value                          (2.60)                0.60                0.53
                                                                  ------------------------------------------------
NET ASSET VALUE at end of period                                  $  8.53              $ 11.13              $10.53
                                                                  ================================================
TOTAL RETURN(2)                                                    (21.19)%               6.94%               5.30%(3)
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                            $19,753              $16,003              $3,031
Ratios of expenses to average net assets
  Before reimbursement of expenses by Adviser                        1.14%                1.79%              10.53%(4)
  After reimbursement of expenses by Adviser                         0.70%                0.70%               0.70%(4)
Ratio of net investment income to average net assets
  After reimbursement of expenses by Adviser                         2.75%                3.00%               2.78%(4)
Portfolio Turnover(5)                                                  90%                  39%                 26%(3)

CLASS B
-------
NET ASSET VALUE at beginning of period                            $ 11.07              $ 10.51              $10.00
                                                                  ------------------------------------------------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                                            0.18                 0.17                0.02
    Net realized and unrealized gain (loss) on investments          (2.55)                0.48                0.49
                                                                  ------------------------------------------------
      Total from investment operations                              (2.37)                0.65                0.51
                                                                  ------------------------------------------------
  LESS DISTRIBUTIONS:
    Distributions from net investment income                        (0.19)               (0.08)                  -
    Distributions from capital gains                                (0.03)               (0.01)                  -
                                                                  ------------------------------------------------
      Total distributions                                           (0.22)               (0.09)                  -
                                                                  ------------------------------------------------
Net increase (decrease) in net asset value                          (2.59)                0.56                0.51
                                                                  ------------------------------------------------
NET ASSET VALUE at end of period                                  $  8.48              $ 11.07              $10.51
                                                                  ================================================
TOTAL RETURN(2)                                                    (21.82)%               6.16%               5.10%(3)
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                            $ 5,506              $ 4,173              $  622
Ratios of expenses to average net assets
  Before reimbursement of expenses by Adviser                        1.89%                2.53%              10.21%(4)
  After reimbursement of expenses by Adviser                         1.45%                1.45%               1.45%(4)
Ratio of net investment income to average net assets
  After reimbursement of expenses by Adviser                         2.01%                2.23%               2.20%(4)
Portfolio Turnover(5)                                                  90%                  39%                 26%(3)

----------------------------------------------------
(1)   Commenced investment operations June 30, 2006.
(2)   Total return without applicable sales charge.
(3)   Not annualized.
(4)   Annualized.
(5) Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

                                                                   CONSERVATIVE
                                                                 ALLOCATION FUND
                                                                 ===============
                                                                    INCEPTION
                                                                  to 10/31/06(2)
================================================================================
CLASS C
-------
NET ASSET VALUE at beginning of period                              $ 10.47
                                                                    -------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                                              0.03
    Net realized and unrealized gain (loss) on investments            (2.02)
                                                                    -------
      Total from investment operations                                (1.99)
                                                                    -------
Net increase (decrease) in net asset value                            (1.99)
                                                                    -------
NET ASSET VALUE at end of period                                    $  8.48
                                                                    =======
TOTAL RETURN(3)                                                      (19.01)%(4)
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                              $ 2,198
Ratios of expenses to average net assets
  Before reimbursement of expenses by Adviser                          2.67%(5)
  After reimbursement of expenses by Adviser                           1.45%(5)
Ratio of net investment income to average net assets
  After reimbursement of expenses by Adviser                           0.60%(5)
Portfolio Turnover(7)                                                    90%(4)

                                                                              MODERATE ALLOCATION FUND
                                                                 =================================================
                                                                 FOR THE YEAR ENDED OCTOBER 31,
                                                                 ------------------------------       INCEPTION
                                                                    2008                 2007       to 10/31/06(1)
==================================================================================================================
CLASS A
-------
NET ASSET VALUE at beginning of period                            $ 11.82              $ 10.65              $10.00
                                                                  ------------------------------------------------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                                            0.16                 0.17                0.02
    Net realized and unrealized gain (loss) on investments          (3.88)                1.12                0.63
                                                                  ------------------------------------------------
      Total from investment operations                              (3.72)                1.29                0.65
                                                                  ------------------------------------------------
  LESS DISTRIBUTIONS:
    Distributions from net investment income                        (0.18)               (0.12)                  -
    Distributions from capital gains                                (0.08)               (0.00)(6)               -
                                                                  ------------------------------------------------
      Total distributions                                           (0.26)               (0.12)                  -
                                                                  ------------------------------------------------
Net increase (decrease) in net asset value                          (3.98)                1.17                0.65
                                                                  ------------------------------------------------
NET ASSET VALUE at end of period                                  $  7.84              $ 11.82              $10.65
                                                                  ================================================
TOTAL RETURN(3)                                                    (32.18)%              12.26%               6.50%(4)
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                            $50,326              $56,312               $8,762
Ratios of expenses to average net assets
   Before reimbursement of expenses by Adviser                       0.79%                0.89%               4.73%(5)
   After reimbursement of expenses by Adviser                        0.70%                0.70%               0.70%(5)
Ratio of net investment income to average net assets
   After reimbursement of expenses by Adviser                        1.41%                1.45%               1.34%(5)
Portfolio Turnover(7)                                                  83%                  21%                 11%(4)

----------------------------------------------------
(1)   Commenced investment operations June 30, 2006.
(2)   Commenced investment operations February 29, 2008.
(3)   Total return without applicable sales charge.
(4)   Not annualized.
(5)   Annualized.
(6)   Amounts represent less than $0.005 per share.
(7) Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
 FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING
--------------------------------------------------------------------------------

                                                                              MODERATE ALLOCATION FUND
                                                                 =================================================
                                                                 FOR THE YEAR ENDED OCTOBER 31,
                                                                 ------------------------------       INCEPTION
                                                                    2008                 2007       to 10/31/06(1)
==================================================================================================================
CLASS B
-------
NET ASSET VALUE at beginning of period                            $ 11.75              $ 10.63              $10.00
                                                                  ------------------------------------------------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                                            0.06                 0.09                0.01
    Net realized and unrealized gain (loss) on investments          (3.84)                1.11                0.62
                                                                  ------------------------------------------------
      Total from investment operations                              (3.78)                1.20                0.63
                                                                  ------------------------------------------------
  LESS DISTRIBUTIONS:
    Distributions from net investment income                        (0.09)               (0.08)                  -
    Distributions from capital gains                                (0.08)                  -                    -
                                                                  ------------------------------------------------
      Total distributions                                           (0.17)               (0.08)                  -
                                                                  ------------------------------------------------
Net increase (decrease) in net asset value                          (3.95)                1.12                0.63
                                                                  ------------------------------------------------
NET ASSET VALUE at end of period                                  $  7.80              $ 11.75              $10.63
                                                                  ================================================
TOTAL RETURN(3)                                                    (32.64)%              11.38%               6.30%(4)
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                            $17,728              $19,825              $3,289
Ratios of expenses to average net assets
  Before reimbursement of expenses by Adviser                        1.54%                1.64%               4.71%(5)
  After reimbursement of expenses by Adviser                         1.45%                1.45%               1.45%(5)
Ratio of net investment income to average net assets
  After reimbursement of expenses by Adviser                         0.66%                0.63%               0.67%(5)
Portfolio Turnover(6)                                                  83%                  21%                 11%(4)

                                                                    INCEPTION
                                                                  to 10/31/06(2)
                                                                  ==============
CLASS C
-------
NET ASSET VALUE at beginning of period                              $ 10.61
                                                                    -------
  INCOME FROM INVESTMENT OPERATIONS:
     Net investment income                                             0.02
     Net realized and unrealized gain (loss) on investments           (2.83)
                                                                    -------
       Total from investment operations                               (2.81)
                                                                    -------
Net increase (decrease) in net asset value                            (2.81)
                                                                    -------
NET ASSET VALUE at end of period                                    $  7.80
                                                                    =======
TOTAL RETURN(3)                                                      (26.48)%(4)
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                              $ 2,149
Ratios of expenses to average net assets
  Before reimbursement of expenses by Adviser                          2.38%(5)
  After reimbursement of expenses by Adviser                           1.45%(5)
Ratio of net investment income to average net assets
  After reimbursement of expenses by Adviser                           0.39%(5)
Portfolio Turnover(6)                                                    83%(4)

----------------------------------------------------
(1)   Commenced investment operations June 30, 2006.
(2)   Commenced investment operations February 29, 2008.
(3)   Total return without applicable sales charge.
(4)   Not annualized.
(5)   Annualized.
(6) Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

                                                                             AGGRESSIVE ALLOCATION FUND
                                                                 =================================================
                                                                 FOR THE YEAR ENDED OCTOBER 31,
                                                                 ------------------------------       INCEPTION
                                                                    2008                 2007       to 10/31/06(1)
==================================================================================================================
CLASS A
-------
NET ASSET VALUE at beginning of period                            $ 12.53              $ 10.76              $10.00
                                                                  ------------------------------------------------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                                            0.04                 0.09               (0.01)
    Net realized and unrealized gain (loss) on investments          (5.18)                1.83                0.77
                                                                  ------------------------------------------------
      Total from investment operations                              (5.14)                1.92                0.76
                                                                  ------------------------------------------------
  LESS DISTRIBUTIONS:
    Distributions from net investment income                        (0.13)               (0.15)                  -
    Distributions from capital gains                                (0.10)                   -                   -
                                                                  ------------------------------------------------
      Total distributions                                           (0.23)               (0.15)                  -
                                                                  ------------------------------------------------
Net increase (decrease) in net asset value                          (5.37)                1.77                0.76
                                                                  ------------------------------------------------
NET ASSET VALUE at end of period                                  $  7.16              $ 12.53              $10.76
                                                                  ================================================
TOTAL RETURN(2)                                                    (41.73)%              18.00%               7.60%(3)
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                            $14,975              $18,824              $2,675
Ratios of expenses to average net assets
  Before reimbursement of expenses by Adviser                        1.25%                1.62%              10.14%(4)
  After reimbursement of expenses by Adviser                         0.70%                0.70%               0.70%(4)
Ratio of net investment income to average net assets
  After reimbursement of expenses by Adviser                         0.09%               (0.33)%             (0.56)%(4)
Portfolio Turnover(5)                                                  91%                  24%                 10%(3)

CLASS B
-------
NET ASSET VALUE at beginning of period                            $  12.46             $  10.74             $10.00
                                                                  ------------------------------------------------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                                            (0.06)                0.00              (0.01)
    Net realized and unrealized gain (loss) on investments           (5.14)                1.82               0.75
                                                                  ------------------------------------------------
      Total from investment operations                               (5.20)                1.82               0.74
                                                                  ------------------------------------------------
  LESS DISTRIBUTIONS:
    Distributions from net investment income                         (0.04)              (0.10)                  -
    Distributions from capital gains                                 (0.10)                  -                   -
                                                                  ------------------------------------------------
      Total distributions                                            (0.14)              (0.10)                  -
                                                                  ------------------------------------------------
Net increase (decrease) in net asset value                           (5.34)                1.72               0.74
                                                                  ------------------------------------------------
NET ASSET VALUE at end of period                                  $    7.12            $  12.46             $10.74
                                                                  ================================================
TOTAL RETURN(2)                                                      (42.17)%             17.11%              7.40%(3)
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                            $  6,050             $  7,234             $1,164
Ratios of expenses to average net assets
  Before reimbursement of expenses by Adviser                         2.00%                2.38%             10.07%(4)
  After reimbursement of expenses by Adviser                          1.45%                1.45%              1.45%(4)
Ratio of net investment income to average net assets
  After reimbursement of expenses by Adviser                         (0.73)%             (1.06)%             (1.28)%(4)
Portfolio Turnover(5)                                                   91%                 24%                 10%(3)

----------------------------------------------------
(1)   Commenced investment operations on June 30, 2006.
(2)   Total return without applicable sales charge.
(3)   Not annualized.
(4)   Annualized.
(5) Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
 FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING
--------------------------------------------------------------------------------

                                                                    AGGRESSIVE
                                                                 ALLOCATION FUND
                                                                 ===============
                                                                    INCEPTION
                                                                  to 10/31/06(1)
================================================================================
CLASS C
-------
NET ASSET VALUE at beginning of period                              $ 10.70
                                                                    -------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                                             (0.06)
    Net realized and unrealized gain (loss) on investments            (3.52)
                                                                    -------
      Total from investment operations                                (3.58)
                                                                    -------
Net increase (decrease) in net asset value                            (3.58)
                                                                    -------
NET ASSET VALUE at end of period                                    $  7.12
                                                                    =======
TOTAL RETURN(2)                                                      (33.46)%(3)
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                              $   229
Ratios of expenses to average net assets
  Before reimbursement of expenses by Adviser                          7.84%(4)
  After reimbursement of expenses by Adviser                           1.45%(4)
Ratio of net investment income to average net assets
  After reimbursement of expenses by Adviser                          (1.23)%(4)
Portfolio Turnover(5)                                                    91%(3)

                                                                                      CASH RESERVES FUND
                                                                 ============================================================
                                                                                FOR THE YEAR ENDED OCTOBER 31,
                                                                 ------------------------------------------------------------
                                                                   2008         2007          2006         2005         2004
=============================================================================================================================
CLASS A
-------
NET ASSET VALUE at beginning of period                           $  1.00      $  1.00       $  1.00      $  1.00      $  1.00
                                                                 ------------------------------------------------------------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                                           0.02         0.05          0.04         0.02         0.01
                                                                 ------------------------------------------------------------
      Total from investment operations                              0.02         0.05          0.04         0.02         0.01
                                                                 ------------------------------------------------------------
  LESS DISTRIBUTIONS:
    Distributions from net investment income                       (0.02)       (0.05)        (0.04)       (0.02)       (0.01)
                                                                 ------------------------------------------------------------
      Total distributions                                          (0.02)       (0.05)        (0.04)       (0.02)       (0.01)
                                                                 ------------------------------------------------------------
Net increase (decrease) in net asset value                             -            -             -            -            -
                                                                 ------------------------------------------------------------
NET ASSET VALUE at end of period                                 $  1.00      $  1.00       $  1.00      $  1.00      $  1.00
                                                                 ============================================================
TOTAL RETURN(2)                                                     2.26%        4.73%         4.27%        2.33%        0.68%
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                           $15,339      $12,494       $10,989      $11,243      $11,916
Ratios of expenses to average net assets:
  Before reimbursement of expenses by Adviser                       1.02%        1.09%          1.09%       0.98%        0.82%
  After reimbursement of expenses by Adviser                        0.55%        0.55%          0.55%       0.55%        0.55%
Ratio of net investment income to average net assets
  After reimbursement of expenses by Adviser                        2.16%        4.64%          4.13%       2.30%        0.68%

----------------------------------------------------
(1)   Commenced investment operations February 29, 2008.
(2)   Total return without applicable sales charge.
(3)   Not annualized.
(4)   Annualized.
(5) Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

                                                                                      CASH RESERVES FUND
                                                                 ============================================================
                                                                                FOR THE YEAR ENDED OCTOBER 31,
                                                                 ------------------------------------------------------------
                                                                   2008         2007          2006         2005         2004
=============================================================================================================================
CLASS B
-------
NET ASSET VALUE at beginning of period                           $ 1.00       $ 1.00        $ 1.00       $ 1.00       $ 1.00
                                                                 ------------------------------------------------------------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                                          0.01         0.04          0.03         0.02         0.00(7)
                                                                 ------------------------------------------------------------
      Total from investment operations                             0.01         0.04          0.03         0.02         0.00
                                                                 ------------------------------------------------------------
  LESS DISTRIBUTIONS:
    Distributions from net investment income                      (0.01)       (0.04)        (0.03)       (0.02)           -
                                                                 ------------------------------------------------------------
      Total distributions                                         (0.01)       (0.04)        (0.03)       (0.02)           -
                                                                 ------------------------------------------------------------
Net increase (decrease) in net asset value                            -            -             -            -         0.00
                                                                 ------------------------------------------------------------
NET ASSET VALUE at end of period                                 $ 1.00       $ 1.00        $ 1.00       $ 1.00       $ 1.00
                                                                 ============================================================
TOTAL RETURN(3)                                                    1.50%        3.94%         3.48%        1.57%        0.07%
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                           $4,655       $2,779        $4,242       $6,105       $8,432
Ratios of expenses to average net assets:
  Before reimbursement of expenses by Adviser                      1.77%        1.84%         1.84%        1.73%        1.57%
  After reimbursement of expenses by Adviser                       1.30%        1.30%         1.30%        1.30%        1.15%(4)
Ratio of net investment income to average net assets
  After reimbursement of expenses by Adviser                       1.32%        3.88%         3.37%        1.49%        0.06%

                                                                   FOR THE
                                                                 PERIOD ENDED    INCEPTION
                                                                  6/14/07(1)   to 10/31/06(2)
                                                                 ============================
CLASS Y
-------
NET ASSET VALUE at beginning of period                              $ 1.00        $ 1.00
                                                                    --------------------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                                             0.03          0.02
                                                                    --------------------
      Total from investment operations                                0.03          0.02
                                                                    --------------------
  LESS DISTRIBUTIONS:
    Distributions from net investment income                         (0.03)        (0.02)
                                                                    --------------------
      Total distributions                                            (0.03)        (0.02)
                                                                    --------------------
Net increase (decrease) in net asset value                               -             -
                                                                    --------------------
NET ASSET VALUE at end of period                                    $ 1.00        $ 1.00
                                                                    ====================
TOTAL RETURN(3)                                                        N/A          1.57%(5)
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                              $    -        $2,746
Ratios of expenses to average net assets:
  Before reimbursement of expenses by Adviser                         1.00%(6)      1.35%(6)
  After reimbursement of expenses by Adviser                          0.55%(6)      0.55%(6)
Ratio of net investment income to average net assets
  After reimbursement of expenses by Adviser                          4.62%(6)      4.75%(6)

----------------------------------------------------
(1)   Cash Reserves Fund Class Y shares were liquidated June 14, 2007.
(2)   Commenced investment operations June 30, 2006.
(3)   Total return without applicable sales charge.
(4)   Amount includes fees waived by distributor (Note 3).
(5)   Not annualized.
(6)   Annualized.
(7)   Amounts represent less than $0.005 per share.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
 FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING
--------------------------------------------------------------------------------

                                                                                          BOND FUND
                                                                 ============================================================
                                                                                FOR THE YEAR ENDED OCTOBER 31,
                                                                 ------------------------------------------------------------
                                                                   2008         2007          2006         2005         2004
=============================================================================================================================
CLASS A
-------
NET ASSET VALUE at beginning of period                           $  9.78      $  9.88       $  9.85      $ 10.17      $ 10.12
                                                                 ------------------------------------------------------------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                                           0.39         0.43          0.42         0.39         0.37
    Net realized and unrealized gain (loss) on investments         (0.30)       (0.10)         0.03        (0.31)        0.07
                                                                 ------------------------------------------------------------
      Total from investment operations                              0.09         0.33          0.45         0.08         0.44
                                                                 ------------------------------------------------------------
  LESS DISTRIBUTIONS:
    Distributions from net investment income                       (0.39)       (0.36)        (0.42)       (0.40)       (0.39)
    Return of capital                                                  -        (0.07)            -            -            -
                                                                 ------------------------------------------------------------
      Total distributions                                          (0.39)       (0.43)        (0.42)       (0.40)       (0.39)
                                                                 ------------------------------------------------------------
Net increase (decrease) in net asset value                         (0.30)       (0.10)         0.03        (0.32)        0.05
                                                                 ------------------------------------------------------------
NET ASSET VALUE at end of period                                 $  9.48      $  9.78       $  9.88      $  9.85      $ 10.17
                                                                 ============================================================
TOTAL RETURN(1)                                                     0.89%        3.42%         4.70%        0.74%        4.46%
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                           $37,882      $55,271       $59,646      $61,942      $59,900
Ratios of expenses to average net assets:
  Before reimbursement of expenses by Adviser                       1.02%        1.08%         1.08%        1.07%        1.01%
  After reimbursement of expenses by Adviser                        0.90%        0.90%         0.90%        0.90%        0.90%
Ratio of net investment income to average net assets
  After reimbursement of expenses by Adviser                        4.05%        4.40%         4.27%        3.82%        3.73%
Portfolio Turnover(2)                                                 22%          40%           33%          43%          81%

CLASS B
-------
NET ASSET VALUE at beginning of period                           $  9.78      $  9.88       $  9.85      $ 10.17      $ 10.12
                                                                 ------------------------------------------------------------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                                           0.32         0.35          0.35         0.31         0.30
    Net realized and unrealized gain (loss) on investments         (0.30)       (0.10)         0.03        (0.31)        0.07
                                                                 ------------------------------------------------------------
      Total from investment operations                              0.02         0.25          0.38            -         0.37
                                                                 ------------------------------------------------------------
  LESS DISTRIBUTIONS:
    Distributions from net investment income                       (0.32)       (0.29)        (0.35)       (0.32)       (0.32)
    Return of capital                                                  -        (0.06)            -            -            -
                                                                 ------------------------------------------------------------
      Total distributions                                          (0.32)       (0.35)        (0.35)       (0.32)       (0.32)
                                                                 ------------------------------------------------------------
Net increase (decrease) in net asset value                         (0.30)       (0.10)         0.03        (0.32)        0.05
                                                                 ------------------------------------------------------------
NET ASSET VALUE at end of period                                 $  9.48      $  9.78       $  9.88      $  9.85      $ 10.17
                                                                 ============================================================
TOTAL RETURN(1)                                                     0.13%        2.64%         3.91%       (0.01)%       3.68%
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                           $15,941      $26,507       $37,233      $47,588      $55,269
Ratios of expenses to average net assets:
  Before reimbursement of expenses by Adviser                       1.77%        1.83%         1.83%        1.82%        1.76%
  After reimbursement of expenses by Adviser                        1.65%        1.65%         1.65%        1.65%        1.65%
Ratio of net investment income to average net assets
  After reimbursement of expenses by Adviser                        3.29%        3.65%         3.51%        3.08%        2.95%
Portfolio Turnover(2)                                                 22%          40%           33%          43%          81%

----------------------------------------------------
(1)   Total return without applicable sales charge.
(2) Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

                                                                                BOND FUND
                                                                 =======================================
                                                                     FOR THE YEAR
                                                                   ENDED OCTOBER 31,
                                                                 --------------------       INCEPTION
                                                                   2008         2007      to 10/31/06(1)
========================================================================================================
CLASS Y
-------
NET ASSET VALUE at beginning of period                           $   9.77     $  9.88         $ 9.61
                                                                 -----------------------------------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                                            0.42        0.45           0.15
    Net realized and unrealized gain (loss) on investments          (0.30)      (0.11)          0.27
                                                                 -----------------------------------
      Total from investment operations                               0.12        0.34           0.42
                                                                 -----------------------------------
  LESS DISTRIBUTIONS:
    Distributions from net investment income                        (0.42)      (0.38)         (0.15)
    Return of capital                                                   -       (0.07)             -
                                                                 -----------------------------------
      Total distributions                                           (0.42)      (0.45)         (0.15)
                                                                 -----------------------------------
Net increase (decrease) in net asset value                          (0.30)      (0.11)          0.27
                                                                 -----------------------------------
NET ASSET VALUE at end of period                                 $   9.47     $  9.77         $ 9.88
                                                                 ===================================
TOTAL RETURN(2)                                                      1.14%       3.58%          4.39%(3)
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                           $105,043     $34,542         $6,141
Ratios of expenses to average net assets:
  Before reimbursement of expenses by Adviser                        0.76%       0.82%          0.89%(4)
  After reimbursement of expenses by Adviser                         0.65%       0.65%          0.65%(4)
Ratio of net investment income to average net assets
  After reimbursement of expenses by Adviser                         4.23%       4.69%          4.67%(4)
Portfolio Turnover(6)                                                  22%         40%            33%(3)

                                                                                       HIGH INCOME FUND
                                                                 ============================================================
                                                                                FOR THE YEAR ENDED OCTOBER 31,
                                                                 ------------------------------------------------------------
                                                                   2008         2007          2006         2005         2004
=============================================================================================================================
CLASS A
-------
NET ASSET VALUE at beginning of period                           $  7.29      $  7.36       $  7.29      $  7.56      $  7.36
                                                                 ------------------------------------------------------------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                                           0.47         0.53          0.52         0.49         0.55
    Net realized and unrealized gain (loss) on investments         (1.65)       (0.08)         0.07        (0.28)        0.21
                                                                 ------------------------------------------------------------
      Total from investment operations                             (1.18)        0.45          0.59         0.21         0.76
                                                                 ------------------------------------------------------------
  LESS DISTRIBUTIONS:
    Distributions from net investment income                       (0.54)       (0.52)        (0.52)       (0.48)       (0.56)
                                                                 ------------------------------------------------------------
      Total distributions                                          (0.54)       (0.52)        (0.52)       (0.48)       (0.56)
                                                                 ------------------------------------------------------------
Net increase (decrease) in net asset value                         (1.72)       (0.07)         0.07        (0.27)        0.20
                                                                 ------------------------------------------------------------
NET ASSET VALUE at end of period                                 $  5.57      $  7.29       $  7.36      $  7.29      $  7.56
                                                                 ============================================================
TOTAL RETURN(2)                                                   (17.24)%       6.31%         8.33%        2.85%       10.73%
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                           $17,818      $35,610       $36,281      $43,872      $44,137
Ratios of expenses to average net assets:
  Before reimbursement of expenses by Adviser                       1.14%        1.21%         1.22%        1.23%        1.16%
  After reimbursement of expenses by Adviser                        1.00%        1.00%         1.00%        1.00%        1.00%
Ratio of net investment income to average net assets
  After reimbursement of expenses by Adviser                        6.77%        7.10%         6.98%        6.50%        7.37%
Portfolio Turnover(6)                                                 59%          74%           67%          81%(5)       60%

----------------------------------------------------
(1)   Commenced investment operations June 30, 2006.
(2)   Total return without applicable sales charge.
(3)   Not annualized.
(4)   Annualized.
(5)   Reflects subadviser change as of February 28, 2005.
(6) Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
 FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING
--------------------------------------------------------------------------------

                                                                                       HIGH INCOME FUND
                                                                 ============================================================
                                                                                FOR THE YEAR ENDED OCTOBER 31,
                                                                 ------------------------------------------------------------
                                                                   2008         2007          2006         2005         2004
=============================================================================================================================
CLASS B
-------
NET ASSET VALUE at beginning of period                           $  7.32      $  7.39       $  7.31      $  7.58      $  7.37
                                                                 ------------------------------------------------------------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                                           0.45         0.49          0.47         0.43         0.49
    Net realized and unrealized gain (loss) on investments         (1.70)       (0.09)         0.07        (0.28)        0.22
                                                                 ------------------------------------------------------------
      Total from investment operations                             (1.25)        0.40          0.54         0.15         0.71
                                                                 ------------------------------------------------------------
  LESS DISTRIBUTIONS:
    Distributions from net investment income                       (0.44)       (0.47)        (0.46)       (0.42)       (0.50)
                                                                 ------------------------------------------------------------
      Total distributions                                          (0.44)       (0.47)        (0.46)       (0.42)       (0.50)
                                                                 ------------------------------------------------------------
Net increase (decrease) in net asset value                         (1.69)       (0.07)         0.08        (0.27)        0.21
                                                                 ------------------------------------------------------------
NET ASSET VALUE at end of period                                 $  5.63      $  7.32       $  7.39      $  7.31      $  7.58
                                                                 ============================================================
TOTAL RETURN(2)                                                   (17.93)%       5.50%         7.64%        2.06%       10.02%
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                           $ 5,833      $12,255       $17,099      $21,255      $23,349
Ratios of expenses to average net assets:
  Before reimbursement of expenses by Adviser                       1.90%        1.96%         1.97%        1.98%        1.91%
  After reimbursement of expenses by Adviser                        1.75%        1.75%         1.75%        1.75%        1.75%
Ratio of net investment income to average net assets
  After reimbursement of expenses by Adviser                        6.04%        6.37%         6.24%        5.75%        6.63%
Portfolio Turnover(6)                                                 59%          74%           67%          81%(5)       60%

                                                                     FOR THE YEAR
                                                                   ENDED OCTOBER 31,
                                                                 --------------------       INCEPTION
                                                                   2008         2007      to 10/31/06(1)
========================================================================================================
CLASS Y
-------
NET ASSET VALUE at beginning of period                           $  7.30      $  7.36         $ 7.21
                                                                 -----------------------------------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                                           0.48         0.51           0.16
    Net realized and unrealized gain (loss) on investments         (1.65)       (0.03)          0.17
                                                                 -----------------------------------
      Total from investment operations                             (1.17)        0.48           0.33
                                                                 -----------------------------------
  LESS DISTRIBUTIONS:
    Distributions from net investment income                       (0.57)       (0.54)         (0.18)
                                                                 -----------------------------------
      Total distributions                                          (0.57)       (0.54)         (0.18)
                                                                 -----------------------------------
Net increase (decrease) in net asset value                         (1.74)       (0.06)          0.15
                                                                 -----------------------------------
NET ASSET VALUE at end of period                                 $  5.56      $  7.30         $ 7.36
                                                                 ===================================
TOTAL RETURN(2)                                                   (17.09)%       6.72%          4.59%(3)
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                           $33,127      $21,115         $2,637
Ratios of expenses to average net assets:
  Before reimbursement of expenses by Adviser                       0.89%        0.94%          1.06%(4)
  After reimbursement of expenses by Adviser                        0.75%        0.75%          0.75%(4)
Ratio of net investment income to average net assets
  After reimbursement of expenses by Adviser                        7.03%        7.43%          7.33%(4)
Portfolio Turnover(6)                                                 59%          74%            67%(3)

----------------------------------------------------
(1)   Commenced investment operations June 30, 2006.
(2)   Total return without applicable sales charge.
(3)   Not annualized.
(4)   Annualized.
(5)   Reflects subadviser change as of February 28, 2005.
(6) Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

                                                                                    DIVERSIFIED INCOME FUND
                                                                 ============================================================
                                                                                FOR THE YEAR ENDED OCTOBER 31,
                                                                 ------------------------------------------------------------
                                                                   2008         2007          2006         2005         2004
=============================================================================================================================
CLASS A
-------
NET ASSET VALUE at beginning of period                           $ 13.24      $ 13.20       $ 12.25      $  11.81    $  11.18
                                                                 ------------------------------------------------------------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                                           0.45         0.49          0.26          0.24        0.22
    Net realized and unrealized gain (loss) on investments         (2.30)        0.27          0.95          0.44        0.64
                                                                 ------------------------------------------------------------
      Total from investment operations                             (1.85)        0.76          1.21          0.68        0.86
                                                                 ------------------------------------------------------------
  LESS DISTRIBUTIONS:
    Distributions from net investment income                       (0.47)       (0.49)        (0.26)        (0.24)      (0.23)
    Distributions from capital gains                               (1.00)       (0.23)            -             -           -
                                                                 ------------------------------------------------------------
      Total distributions                                          (1.47)       (0.72)        (0.26)        (0.24)      (0.23)
                                                                 ------------------------------------------------------------
Net increase (decrease) in net asset value                         (3.32)        0.04          0.95          0.44        0.63
                                                                 ------------------------------------------------------------
NET ASSET VALUE at end of period                                 $  9.92      $ 13.24       $ 13.20      $  12.25    $  11.81
                                                                 ============================================================
TOTAL RETURN(1)                                                   (15.39)%       5.95%         9.97%         5.74%       7.71%
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                           $70,095      $90,254       $91,339      $107,457    $ 98,900
Ratios of expenses to average net assets:
  Before reimbursement of expenses by Adviser                       1.29%        1.25%         1.21%         1.21%       1.17%
  After reimbursement of expenses by Adviser                        1.10%        1.10%         1.10%         1.10%       1.10%
Ratio of net investment income to average net assets
  After reimbursement of expenses by Adviser                        3.94%        3.73%         2.01%         1.88%       1.88%
Portfolio Turnover(2)                                                 15%          62%           62%           34%         39%

CLASS B
-------
NET ASSET VALUE at beginning of period                           $ 13.25      $ 13.22       $ 12.26      $  11.82    $  11.19
                                                                 ------------------------------------------------------------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                                           0.39         0.40          0.16          0.14        0.13
    Net realized and unrealized gain (loss) on investments         (2.34)        0.26          0.96          0.44        0.64
                                                                 ------------------------------------------------------------
      Total from investment operations                             (1.95)        0.66          1.12          0.58        0.77
                                                                 ------------------------------------------------------------
  LESS DISTRIBUTIONS:
    Distributions from net investment income                       (0.34)       (0.40)        (0.16)        (0.14)      (0.14)
    Distributions from capital gains                               (1.00)       (0.23)            -             -           -
                                                                 ------------------------------------------------------------
      Total distributions                                          (1.34)       (0.63)        (0.16)        (0.14)      (0.14)
                                                                 ------------------------------------------------------------
Net increase (decrease) in net asset value                         (3.29)        0.03          0.96          0.44        0.63
                                                                 ------------------------------------------------------------
NET ASSET VALUE at end of period                                 $  9.96      $ 13.25       $ 13.22      $  12.26    $  11.82
                                                                 ============================================================
TOTAL RETURN(1)                                                   (16.01)%       5.09%         9.23%         4.94%       6.90%
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                           $28,156      $57,581       $80,486      $ 98,258    $105,784
Ratios of expenses to average net assets:
  Before reimbursement of expenses by Adviser                       2.04%        2.00%         1.96%         1.96%       1.92%
  After reimbursement of expenses by Adviser                        1.85%        1.85%         1.85%         1.85%       1.85%
Ratio of net investment income to average net assets
  After reimbursement of expenses by Adviser                        3.18%        2.99%         1.27%         1.15%       1.14%
Portfolio Turnover(2)                                                 15%          62%           62%           34%         39%

----------------------------------------------------
(1)   Total return without applicable sales charge.
(2) Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
 FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING
--------------------------------------------------------------------------------

                                                                                     LARGE CAP VALUE FUND
                                                                 ============================================================
                                                                                FOR THE YEAR ENDED OCTOBER 31,
                                                                 ------------------------------------------------------------
                                                                   2008         2007          2006         2005         2004
=============================================================================================================================
CLASS A
-------
NET ASSET VALUE at beginning of period                           $ 16.91      $  15.47      $  13.20     $  12.19     $ 11.05
                                                                 ------------------------------------------------------------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                                           0.28          0.22          0.22         0.16        0.14
    Net realized and unrealized gain (loss) on investments         (6.30)         1.45          2.23         1.00        1.12
                                                                 ------------------------------------------------------------
      Total from investment operations                             (6.02)         1.67          2.45         1.16        1.26
                                                                 ------------------------------------------------------------
  LESS DISTRIBUTIONS:
    Distributions from net investment income                       (0.19)        (0.23)        (0.18)       (0.15)      (0.12)
    Distributions from capital gains                               (0.10)            -             -            -           -
                                                                 ------------------------------------------------------------
      Total distributions                                          (0.29)        (0.23)        (0.18)       (0.15)      (0.12)
                                                                 ------------------------------------------------------------
Net increase (decrease) in net asset value                         (6.31)         1.44          2.27         1.01        1.14
                                                                 ------------------------------------------------------------
NET ASSET VALUE at end of period                                 $ 10.60      $  16.91      $  15.47     $  13.20     $ 12.19
                                                                 ============================================================
TOTAL RETURN(1)                                                   (36.17)%       10.88%        18.75%        9.56%      11.48%
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                           $58,075      $116,358      $113,441     $103,765     $85,855
Ratios of expenses to average net assets:
  Before reimbursement of expenses by Adviser                       1.16%         1.13%         1.16%        1.17%       1.13%
  After reimbursement of expenses by Adviser                        1.16%         1.13%         1.00%        1.00%       1.00%
Ratio of net investment income to average net assets
  After reimbursement of expenses by Adviser                        1.87%         1.32%         1.53%        1.29%       1.26%
Portfolio Turnover(2)                                                 55%           47%           45%          12%         16%

CLASS B
-------
NET ASSET VALUE at beginning of period                           $ 16.61      $  15.20      $  12.97     $  11.98     $ 10.87
                                                                 ------------------------------------------------------------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                                           0.27          0.16          0.15         0.09        0.06
    Net realized and unrealized gain (loss) on investments         (6.29)         1.36          2.16         0.96        1.10
                                                                 ------------------------------------------------------------
      Total from investment operations                             (6.02)         1.52          2.31         1.05        1.16
                                                                 ------------------------------------------------------------
  LESS DISTRIBUTIONS:
    Distributions from net investment income                       (0.07)        (0.11)        (0.08)       (0.06)      (0.05)
    Distributions from capital gains                               (0.10)            -             -            -           -
                                                                 ------------------------------------------------------------
      Total distributions                                          (0.17)        (0.11)        (0.08)       (0.06)      (0.05)
                                                                 ------------------------------------------------------------
Net increase (decrease) in net asset value                         (6.19)         1.41          2.23         0.99        1.11
                                                                 ------------------------------------------------------------
NET ASSET VALUE at end of period                                 $ 10.42      $  16.61      $  15.20     $  12.97     $ 11.98
                                                                 ============================================================
TOTAL RETURN(1)                                                   (36.59)%(2)    10.03%        17.86%        8.73%      10.70%
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                           $14,993      $ 43,146      $ 62,766     $ 74,028     $83,482
Ratios of expenses to average net assets:
  Before reimbursement of expenses by Adviser                       1.91%         1.89%         1.90%        1.92%       1.89%
  After reimbursement of expenses by Adviser                        1.91%         1.88%         1.75%        1.75%       1.75%
Ratio of net investment income to average net assets
  After reimbursement of expenses by Adviser                        1.11%         0.61%         0.80%        0.57%       0.53%
Portfolio Turnover(2)                                                 55%           47%           45%          12%         16%

----------------------------------------------------
(1)   Total return without applicable sales charge.
(2) Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

                                                                          LARGE CAP VALUE FUND
                                                                 =======================================
                                                                     FOR THE YEAR
                                                                   ENDED OCTOBER 31,
                                                                 --------------------       INCEPTION
                                                                   2008         2007      to 10/31/06(1)
========================================================================================================
CLASS Y
-------
NET ASSET VALUE at beginning of period                           $ 16.93      $ 15.48         $14.07
                                                                 -----------------------------------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                                           0.22         0.21           0.03
    Net realized and unrealized gain (loss) on investments         (6.20)        1.51           1.38
                                                                 -----------------------------------
      Total from investment operations                             (5.98)        1.72           1.41
                                                                 -----------------------------------
  LESS DISTRIBUTIONS:
    Distributions from net investment income                       (0.23)       (0.27)             -
    Distributions from capital gains                               (0.10)           -              -
                                                                 -----------------------------------
      Total distributions                                          (0.33)       (0.27)             -
                                                                 -----------------------------------
Net increase (decrease) in net asset value                         (6.31)        1.45           1.41
                                                                 -----------------------------------
NET ASSET VALUE at end of period                                 $ 10.62      $ 16.93         $15.48
                                                                 ===================================
TOTAL RETURN(2)                                                   (35.97)%      11.21%         10.02%(3)
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                           $54,828      $47,949         $7,169
Ratios of expenses to average net assets:
  Before reimbursement of expenses by Adviser                       0.91%        0.87%          0.96%(4)
  After reimbursement of expenses by Adviser                        0.91%        0.88%          0.75%(4)
Ratio of net investment income to average net assets
  After reimbursement of expenses by Adviser                        2.07%        1.47%          1.31%(4)
Portfolio Turnover(6)                                                 55%          47%            45%(3)

                                                                                    LARGE CAP GROWTH FUND
                                                                 ============================================================
                                                                                FOR THE YEAR ENDED OCTOBER 31,
                                                                 ------------------------------------------------------------
                                                                   2008         2007          2006         2005         2004
=============================================================================================================================
CLASS A
-------
NET ASSET VALUE at beginning of period                           $ 17.39      $ 14.70       $ 13.72      $ 12.87      $ 11.88
                                                                 ------------------------------------------------------------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                                           0.03        (0.00)(5)      0.00(5)      0.08         0.01
    Net realized and unrealized gain (loss) on investments         (6.35)        2.69          1.05         0.77         0.98
                                                                 ------------------------------------------------------------
      Total from investment operations                             (6.32)        2.69          1.05         0.85         0.99
                                                                 ------------------------------------------------------------
  LESS DISTRIBUTIONS:
    Distributions from net investment income                           -            -         (0.07)       (0.00)(5)        -
    Distributions from capital gains                                   -            -             -            -            -
                                                                 ------------------------------------------------------------
      Total distributions                                              -            -         (0.07)       (0.00)(5)        -
                                                                 ------------------------------------------------------------
Net increase (decrease) in net asset value                         (6.32)        2.69          0.98         0.85         0.99
                                                                 ------------------------------------------------------------
NET ASSET VALUE at end of period                                 $ 11.07      $ 17.39       $ 14.70      $ 13.72      $ 12.87
                                                                 ============================================================
TOTAL RETURN(2)                                                   (36.34)%      18.30%         7.71%        6.61%        8.33%
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                           $38,538      $68,253       $65,216      $78,785      $73,674
Ratios of expenses to average net assets
  Before reimbursement of expenses by Adviser                       1.34%        1.43%         1.45%        1.44%        1.38%
  After reimbursement of expenses by Adviser                        1.20%        1.20%         1.20%        1.20%        1.20%
Ratio of net investment income to average net assets
  After reimbursement of expenses by Adviser                        0.18%       (0.02)%        0.09%        0.62%        0.08%
Portfolio Turnover(6)                                                141%          93%          148%          18%          27%

----------------------------------------------------
(1)   Commenced investment operations June 30, 2006.
(2)   Total return without applicable sales charge.
(3)   Not annualized.
(4)   Annualized.
(5)   Amounts represent less than $0.005 per share
(6) Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
 FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING
--------------------------------------------------------------------------------

                                                                                    LARGE CAP GROWTH FUND
                                                                 ============================================================
                                                                                FOR THE YEAR ENDED OCTOBER 31,
                                                                 ------------------------------------------------------------
                                                                   2008         2007          2006         2005         2004
=============================================================================================================================
CLASS B
-------
NET ASSET VALUE at beginning of period                           $ 16.29      $ 13.88       $ 12.98      $ 12.27      $ 11.40
                                                                 ------------------------------------------------------------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                                          (0.11)       (0.13)        (0.09)       (0.01)       (0.08)
    Net realized and unrealized gain (loss) on investments         (5.88)        2.54          0.99         0.72         0.95
                                                                 ------------------------------------------------------------
      Total from investment operations                             (5.99)        2.41          0.90         0.71         0.87
                                                                 ------------------------------------------------------------
Net increase (decrease) in net asset value                         (5.99)        2.41          0.90         0.71         0.87
                                                                 ------------------------------------------------------------
NET ASSET VALUE at end of period                                 $ 10.30      $ 16.29       $ 13.88      $ 12.98      $ 12.27
                                                                 ============================================================
TOTAL RETURN(2)                                                   (36.77)%      17.36%         6.93%        5.79%        7.63%
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                           $13,580      $36,147       $43,975      $54,946      $63,544
Ratios of expenses to average net assets:
  Before reimbursement of expenses by Adviser                       2.10%        2.18%         2.20%        2.19%        2.13%
  After reimbursement of expenses by Adviser                        1.95%        1.95%         1.95%        1.94%        1.95%
Ratio of net investment income to average net assets
  After reimbursement of expenses by Adviser                       (0.56)%      (0.76)%       (0.65)%      (0.09)%      (0.67)%
Portfolio Turnover(6)                                                141%          93%          148%          18%          27%

                                                                     FOR THE YEAR
                                                                   ENDED OCTOBER 31,
                                                                 --------------------       INCEPTION
                                                                   2008         2007      to 10/31/06(1)
========================================================================================================
CLASS Y
-------
NET ASSET VALUE at beginning of period                           $ 17.45      $ 14.72         $13.71
                                                                 -----------------------------------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                                           0.06         0.02          (0.00)(5)
    Net realized and unrealized gain (loss) on investments         (6.37)        2.71           1.01
                                                                 -----------------------------------
      Total from investment operations                             (6.31)        2.73           1.01
                                                                 -----------------------------------
Net increase (decrease) in net asset value                         (6.31)        2.73           1.01
                                                                 -----------------------------------
NET ASSET VALUE at end of period                                 $ 11.14      $ 17.45         $14.72
                                                                 ===================================
TOTAL RETURN(2)                                                   (36.16)%      18.55%          7.37%(3)
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                           $70,203      $52,811         $9,939
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser                         1.09%        1.16%          1.30%(4)
After reimbursement of expenses by Adviser                          0.95%        0.95%          0.95%(4)
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser                          0.45%        0.19%         (0.07)%(4)
Portfolio Turnover(6)                                                141%          93%           148%(3)

----------------------------------------------------
(1)   Commenced investment operations June 30, 2006.
(2)   Total return without applicable sales charge.
(3)   Not annualized.
(4)   Annualized.
(5)   Amounts represent less than $0.005 per share
(6) Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

                                                                                      MID CAP VALUE FUND
                                                                 ============================================================
                                                                                FOR THE YEAR ENDED OCTOBER 31,
                                                                 ------------------------------------------------------------
                                                                   2008         2007          2006         2005         2004
=============================================================================================================================
CLASS A
-------
NET ASSET VALUE at beginning of period                           $ 13.90      $ 15.54       $ 14.08      $ 12.44      $ 11.12
                                                                 ------------------------------------------------------------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                                           0.14         0.09          0.10         0.03         0.09
    Net realized and unrealized gain (loss) on investments         (4.98)        1.27          2.32         1.70         1.23
                                                                 ------------------------------------------------------------
      Total from investment operations                             (4.84)        1.36          2.42         1.73         1.32
                                                                 ------------------------------------------------------------
  LESS DISTRIBUTIONS:
    Distributions from net investment income                       (0.06)       (0.08)        (0.01)       (0.09)           -
    Distributions from capital gains                               (1.33)       (2.92)        (0.95)           -            -
                                                                 ------------------------------------------------------------
    Total distributions                                            (1.39)       (3.00)        (0.96)       (0.09)           -
                                                                 ------------------------------------------------------------
Net increase (decrease) in net asset value                         (6.23)       (1.64)         1.46         1.64         1.32
                                                                 ------------------------------------------------------------
NET ASSET VALUE at end of period                                 $  7.67      $ 13.90       $ 15.54      $ 14.08      $ 12.44
                                                                 ============================================================
TOTAL RETURN(1)                                                   (38.40)%       9.94%        17.93%       13.95%       11.87%
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                           $19,549      $39,708       $34,364      $44,126      $40,103
Ratios of expenses to average net assets:
  Before reimbursement of expenses by Adviser                       1.81%        1.69%         1.68%        1.70%        1.61%
  After reimbursement of expenses by Adviser                        1.40%        1.40%         1.40%        1.40%        1.40%
Ratio of net investment income to average net assets
  After reimbursement of expenses by Adviser                        1.20%        0.74%         0.53%        0.20%        0.77%
Portfolio Turnover(3)                                                 83%          76%          108%          37%          21%

CLASS B
-------
NET ASSET VALUE at beginning of period                           $ 13.24      $ 14.96       $ 13.67      $ 12.09      $ 10.91
                                                                 ------------------------------------------------------------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                                           0.07         0.00(2)      (0.03)       (0.07)        0.00(2)
    Net realized and unrealized gain (loss) on investments         (4.75)        1.20          2.27         1.65         1.18
                                                                 ------------------------------------------------------------
      Total from investment operations                             (4.68)        1.20          2.24         1.58         1.18
                                                                 ------------------------------------------------------------
  LESS DISTRIBUTIONS:
    Distributions from capital gains                               (1.33)       (2.92)        (0.95)           -            -
                                                                 ------------------------------------------------------------
    Total distributions                                            (1.33)       (2.92)        (0.95)           -            -
                                                                 ------------------------------------------------------------
Net increase (decrease) in net asset value                         (6.01)       (1.72)         1.29         1.58         1.18
                                                                 ------------------------------------------------------------
NET ASSET VALUE at end of period                                 $  7.23      $ 13.24       $ 14.96      $ 13.67      $ 12.09
                                                                 ============================================================
TOTAL RETURN(1)                                                   (38.97)%       9.14%        17.04%       13.07%       10.82%
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                           $ 8,448      $21,835       $24,813      $22,633      $20,104
Ratios of expenses to average net assets:
  Before reimbursement of expenses by Adviser                       2.56%        2.44%         2.45%        2.45%        2.36%
  After reimbursement of expenses by Adviser                        2.15%        2.15%         2.15%        2.15%        2.15%
Ratio of net investment income to average net assets
  After reimbursement of expenses by Adviser                        0.45%        0.00%        (0.20)%      (0.55)%       0.01%
Portfolio Turnover(3)                                                 83%          76%          108%          37%          21%

----------------------------------------------------
(1)   Total return without applicable sales charge.
(2)   Amounts represent less than $0.005 per share
(3) Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
 FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING
--------------------------------------------------------------------------------

                                                                             MID CAP VALUE FUND
                                                                 =======================================
                                                                     FOR THE YEAR
                                                                   ENDED OCTOBER 31,
                                                                 --------------------       INCEPTION
                                                                   2008         2007      to 10/31/06(1)
========================================================================================================
CLASS Y
-------
NET ASSET VALUE at beginning of period                           $ 13.92      $ 15.56         $14.54
                                                                 -----------------------------------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                                           0.09         0.13           0.02
    Net realized and unrealized gain (loss) on investments         (4.82)        1.27           1.00
                                                                 -----------------------------------
      Total from investment operations                             (4.73)        1.40           1.02
                                                                 -----------------------------------
  LESS DISTRIBUTIONS:
    Distributions from net investment income                       (0.09)       (0.12)             -
    Distributions from capital gains                               (1.33)       (2.92)             -
                                                                 -----------------------------------
      Total distributions                                          (1.42)       (3.04)             -
                                                                 -----------------------------------
Net increase (decrease) in net asset value                         (6.15)       (1.64)          1.02
                                                                 -----------------------------------
NET ASSET VALUE at end of period                                 $  7.77      $ 13.92         $15.56
                                                                 ===================================
TOTAL RETURN(2)                                                   (37.53)%      10.25%          6.95%(3)
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                           $ 3,190      $18,992         $5,531
Ratios of expenses to average net assets:
  Before reimbursement of expenses by Adviser                       1.49%        1.43%          1.63%(4)
  After reimbursement of expenses by Adviser                        1.15%        1.15%          1.15%(4)
Ratio of net investment income to average net assets
  After reimbursement of expenses by Adviser                        1.45%        0.94%          0.97%(4)
Portfolio Turnover(5)                                                 83%(3)       76%           108%(3)

                                                                                      MID CAP GROWTH FUND
                                                                 ============================================================
                                                                                FOR THE YEAR ENDED OCTOBER 31,
                                                                 ------------------------------------------------------------
                                                                   2008         2007          2006         2005         2004
=============================================================================================================================
CLASS A
-------
NET ASSET VALUE at beginning of period                           $  7.45      $  6.27       $  5.36      $  4.83      $  4.46
                                                                 ------------------------------------------------------------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                                          (0.04)       (0.07)        (0.04)       (0.01)       (0.03)
    Net realized and unrealized gain (loss) on investments         (3.28)        1.25          0.95         0.54         0.40
                                                                 ------------------------------------------------------------
      Total from investment operations                             (3.32)        1.18          0.91         0.53         0.37
                                                                 ------------------------------------------------------------
  LESS DISTRIBUTIONS:
    Distributions from capital gains                               (0.05)           -             -            -            -
                                                                 ------------------------------------------------------------
      Total distributions                                          (0.05)           -             -            -            -
                                                                 ------------------------------------------------------------
Net increase (decrease) in net asset value                         (3.37)        1.18          0.91         0.53         0.37
                                                                 ------------------------------------------------------------
NET ASSET VALUE at end of period                                 $  4.08      $  7.45       $  6.27      $  5.36      $  4.83
                                                                 ============================================================
TOTAL RETURN(2)                                                   (44.71)%      18.82%        16.98%       10.97%        8.30%
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                           $14,241      $33,459       $33,899      $32,395      $25,897
Ratios of expenses to average net assets
  Before reimbursement of expenses by Adviser                       1.44%        1.50%         1.61%        1.69%        1.62%
  After reimbursement of expenses by Adviser                        1.40%        1.33%         1.20%        1.19%        1.20%
Ratio of net investment income to average net assets
  After reimbursement of expenses by Adviser                       (0.56)%      (0.87)%       (0.59)%      (0.25)%      (0.64)%
Portfolio Turnover(5)                                                127%         109%          207%          92%          71%

----------------------------------------------------
(1)   Commenced investment operations June 30, 2006.
(2)   Total return without applicable sales charge.
(3)   Not annualized.
(4)   Annualized.
(5) Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

                                                                                     MID CAP GROWTH FUND
                                                                 ============================================================
                                                                                FOR THE YEAR ENDED OCTOBER 31,
                                                                 ------------------------------------------------------------
                                                                   2008         2007          2006         2005         2004
=============================================================================================================================
CLASS B
-------
NET ASSET VALUE at beginning of period                           $  7.04      $  5.96       $  5.14      $  4.67      $  4.34
                                                                 ------------------------------------------------------------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                                          (0.10)       (0.13)        (0.08)       (0.05)       (0.06)
    Net realized and unrealized gain (loss) on investments         (3.06)        1.21          0.90         0.52         0.39
                                                                 ------------------------------------------------------------
     Total from investment operations                              (3.16)        1.08          0.82         0.47         0.33
                                                                 ------------------------------------------------------------
  LESS DISTRIBUTIONS:
    Distributions from capital gains                               (0.05)           -             -            -            -
                                                                 ------------------------------------------------------------
      Total distributions                                          (0.05)           -             -            -            -
                                                                 ------------------------------------------------------------
Net increase (decrease) in net asset value                         (3.21)        1.08          0.82         0.47         0.33
                                                                 ------------------------------------------------------------
NET ASSET VALUE at end of period                                 $  3.83      $  7.04       $  5.96      $  5.14      $  4.67
                                                                 ============================================================
TOTAL RETURN(2)                                                   (45.18)%      17.92%        16.15%       10.06%        7.60%
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                           $ 4,891      $13,598       $15,754      $14,464      $13,030
Ratios of expenses to average net assets:
  Before reimbursement of expenses by Adviser                       2.19%        2.25%         2.35%        2.44%        2.37%
  After reimbursement of expenses by Adviser                        2.15%        2.08%         1.95%        1.94%        1.95%
Ratio of net investment income to average net assets
  After reimbursement of expenses by Adviser                       (1.32)%      (1.62)%       (1.36)%      (0.98)%      (1.39)%
Portfolio Turnover(5)                                                127%         109%          207%          92%          71%

                                                                     FOR THE YEAR
                                                                   ENDED OCTOBER 31,
                                                                 ---------------------     INCEPTION
                                                                   2008         2007     to 10/31/06(1)
======================================================================================================
CLASS Y
-------
NET ASSET VALUE at beginning of period                           $  7.47      $  6.27        $ 5.84
                                                                 ----------------------------------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                                          (0.02)       (0.03)        (0.01)
    Net realized and unrealized gain (loss) on investments         (3.29)        1.23          0.44
                                                                 ----------------------------------
      Total from investment operations                             (3.31)        1.20          0.43
                                                                 ----------------------------------
  LESS DISTRIBUTIONS:
    Distributions from capital gains                               (0.05)           -             -
                                                                 ----------------------------------
      Total distributions                                          (0.05)           -             -
                                                                 ----------------------------------
Net increase (decrease) in net asset value                         (3.36)        1.20          0.43
                                                                 ----------------------------------
NET ASSET VALUE at end of period                                 $  4.11      $  7.47        $ 6.27
                                                                 ==================================
TOTAL RETURN(2)                                                   (44.66)%      19.11%         7.53%(3)
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                           $17,649      $32,631        $7,830
Ratios of expenses to average net assets:
  Before reimbursement of expenses by Adviser                       1.19%        1.22%         1.47%(4)
  After reimbursement of expenses by Adviser                        1.15%        1.11%         0.95%(4)
Ratio of net investment income to average net assets
  After reimbursement of expenses by Adviser                       (0.27)%      (0.62)%       (0.58)%(4)
Portfolio Turnover(5)                                                127%         109%          207%(3)

----------------------------------------------------
(1)   Commenced investment operations June 30, 2006.
(2)   Total return without applicable sales charge.
(3)   Not annualized.
(4)   Annualized.
(5) Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
 FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING
--------------------------------------------------------------------------------

                                                                           SMALL CAP VALUE FUND
                                                                 =========================================
                                                                  FOR THE YEAR                INCEPTION
                                                                 Ended 10/31/08             to 10/31/07(1)
==========================================================================================================
CLASS A
-------
NET ASSET VALUE at beginning of period                              $ 10.36                     $10.00
                                                                    ----------------------------------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                                              0.22                       0.06
    Net realized and unrealized gain (loss) on investments            (3.07)                      0.30
                                                                    ----------------------------------
      Total from investment operations                                (2.85)                      0.36
                                                                    ----------------------------------
  LESS DISTRIBUTIONS:
    Distributions from net investment income                          (0.05)                         -
    Distributions from capital gains                                  (0.17)                         -
                                                                    ----------------------------------
      Total distributions                                             (0.22)                         -
                                                                    ----------------------------------
Net increase (decrease) in net asset value                            (3.07)                      0.36
                                                                    ----------------------------------
NET ASSET VALUE at end of period                                    $  7.29                     $10.36
                                                                    ==================================
TOTAL RETURN(2)                                                      (28.02)%                     3.60%(3)
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                              $   883                     $6,098
Ratios of expenses to average net assets
  Before reimbursement of expenses by Adviser                          2.18%                      2.61%(4)
  After reimbursement of expenses by Adviser                           1.50%                      1.50%(4)
Ratio of net investment income to average net assets
  After reimbursement of expenses by Adviser                           0.56%                      0.71%(4)
Portfolio Turnover(6)                                                    55%                        14%(3)

                                                                           SMALL CAP VALUE FUND
                                                                 =========================================
                                                                  FOR THE YEAR                INCEPTION
                                                                 Ended 10/31/08             to 10/31/07(1)
==========================================================================================================
CLASS B
-------
NET ASSET VALUE at beginning of period                              $ 10.29                     $10.00
                                                                    ----------------------------------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                                              0.03                      (0.00)(5)
    Net realized and unrealized gain (loss) on investments            (2.91)                      0.29
                                                                    ----------------------------------
      Total from investment operations                                (2.88)                      0.29
                                                                    ----------------------------------
REDEMPTION FEES (SEE NOTE 2):                                          0.02                       0.00(5)
                                                                    ----------------------------------
  LESS DISTRIBUTIONS:
    Distributions from capital gains                                  (0.17)                         -
                                                                    ----------------------------------
      Total distributions                                             (0.17)                         -
                                                                    ----------------------------------
Net increase (decrease) in net asset value                            (3.05)                      0.29
                                                                    ----------------------------------
NET ASSET VALUE at end of period                                    $  7.24                     $10.29
                                                                    ==================================
TOTAL RETURN(2)                                                      (28.38)%                     2.90%(3)
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                                 $ 67                     $  200
Ratios of expenses to average net assets:
  Before reimbursement of expenses by Adviser                          7.88%                     11.24%(4)
  After reimbursement of expenses by Adviser                           2.25%                      2.25%(4)
Ratio of net investment income to average net assets
  After reimbursement of expenses by Adviser                          (0.19)%                    (0.01)%(4)
Portfolio Turnover(6)                                                    55%                        14%(3)

----------------------------------------------------
(1)   Commenced investment operations on December 27, 2006.
(2)   Total return without applicable sales charge.
(3)   Not annualized.
(4)   Annualized.
(5)   Amounts represent less than $0.005 per share
(6) Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

                                                                           SMALL CAP VALUE FUND
                                                                 =========================================
                                                                  FOR THE YEAR                INCEPTION
                                                                 Ended 10/31/08             to 10/31/07(1)
==========================================================================================================
CLASS Y
-------
NET ASSET VALUE at beginning of period                              $ 10.37                    $   9.82
                                                                    -----------------------------------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                                              0.06                        0.05
    Net realized and unrealized gain (loss) on investments            (2.88)                       0.50
                                                                    -----------------------------------
      Total from investment operations                                (2.82)                       0.55
                                                                    -----------------------------------
  LESS DISTRIBUTIONS:
    Distributions from net investment income                          (0.07)                          -
    Distributions from capital gains                                  (0.17)                          -
                                                                    -----------------------------------
      Total distributions                                             (0.24)                          -
                                                                    -----------------------------------
Net increase (decrease) in net asset value                            (3.06)                       0.55
                                                                    -----------------------------------
NET ASSET VALUE at end of period                                    $  7.31                     $ 10.37
                                                                    ===================================
TOTAL RETURN(3)                                                      (27.71)%                      5.60%(4)
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                              $13,453                     $14,949
Ratios of expenses to average net assets
  Before reimbursement of expenses by Adviser                          1.61%                       1.91%(5)
  After reimbursement of expenses by Adviser                           1.25%                       1.25%(5)
Ratio of net investment income to average net assets
  After reimbursement of expenses by Adviser                           0.81%                       0.99%(5)
Portfolio Turnover(7)                                                    55%                         14%(4)

                                                                          SMALL CAP GROWTH FUND
                                                                 =========================================
                                                                  FOR THE YEAR                INCEPTION
                                                                 Ended 10/31/08             to 10/31/07(1)
==========================================================================================================
CLASS A
-------
NET ASSET VALUE at beginning of period                              $ 11.19                     $10.00
                                                                    ----------------------------------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                                             (0.55)                     (0.03)
    Net realized and unrealized gain (loss) on investments            (4.26)                      1.22
                                                                    ----------------------------------
      Total from investment operations                                (4.81)                      1.19
                                                                    ----------------------------------
  LESS DISTRIBUTIONS:
    Distributions from net investment income                              -                      (0.00)(6)
    Distributions from capital gains                                  (0.13)                         -
                                                                    ----------------------------------
      Total distributions                                             (0.13)                     (0.00)
                                                                    ----------------------------------
Net increase (decrease) in net asset value                            (4.94)                      1.19
                                                                    ----------------------------------
NET ASSET VALUE at end of period                                    $  6.25                     $11.19
                                                                    ==================================
TOTAL RETURN(3)                                                      (43.49)%                    11.92%(4)
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                              $   243                     $5,922
Ratios of expenses to average net assets:
  Before reimbursement of expenses by Adviser                          2.17%                      2.61%(5)
  After reimbursement of expenses by Adviser                           1.50%                      1.50%(5)
Ratio of net investment income to average net assets
  After reimbursement of expenses by Adviser                          (0.54)%                    (0.37)%(5)
Portfolio Turnover(7)                                                   143%                        90%(4)

----------------------------------------------------
(1)   Commenced investment operations January 9, 2007.
(2)   Commenced investment operations December 27, 2006.
(3)   Total return without applicable sales charge.
(4)   Not annualized.
(5)   Annualized.
(6)   Amounts represent less than $0.005 per share
(7) Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
 FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING
--------------------------------------------------------------------------------

                                                                           SMALL CAP GROWTH FUND
                                                                 =========================================
                                                                  FOR THE YEAR                INCEPTION
                                                                 Ended 10/31/08             to 10/31/07(1)
==========================================================================================================
CLASS B
-------
NET ASSET VALUE at beginning of period                              $ 11.11                     $10.00
                                                                    ----------------------------------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                                             (0.31)                     (0.08)
    Net realized and unrealized gain (loss) on investments            (4.51)                      1.19
                                                                    ----------------------------------
        Total from investment operations                              (4.82)                      1.11
                                                                    ----------------------------------
  LESS DISTRIBUTIONS:
    Distributions from net investment income                              -                      (0.00)(6)
    Distributions from capital gains                                  (0.13)                         -
                                                                    ----------------------------------
      Total distributions                                             (0.13)                     (0.00)
                                                                    ----------------------------------
Net increase (decrease) in net asset value                            (4.95)                      1.11
                                                                    ----------------------------------
NET ASSET VALUE at end of period                                    $  6.16                     $11.11
                                                                    ==================================
TOTAL RETURN(3)                                                      (43.90)%                    11.11%(4)
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                              $    38                     $  166
Ratios of expenses to average net assets
  Before reimbursement of expenses by Adviser                          9.51%                     12.61%(5)
  After reimbursement of expenses by Adviser                           2.25%                      2.25%(5)
Ratio of net investment income to average net assets
  After reimbursement of expenses by Adviser                          (1.37)%                    (1.10)%(5)
Portfolio Turnover(7)                                                   143%                        90%(4)

                                                                           SMALL CAP GROWTH FUND
                                                                 =========================================
                                                                  FOR THE YEAR                INCEPTION
                                                                 Ended 10/31/08             to 10/31/07(1)
==========================================================================================================
CLASS Y
-------
NET ASSET VALUE at beginning of period                              $ 11.21                     $  9.84
                                                                    -----------------------------------
  INCOME FROM INVESTMENT OPERATIONS:
     Net investment income                                            (0.04)                      (0.00)(6)
     Net realized and unrealized gain (loss) on investments           (4.76)                       1.37
                                                                    -----------------------------------
        Total from investment operations                              (4.80)                       1.37
                                                                    -----------------------------------
  LESS DISTRIBUTIONS:
     Distributions from capital gains                                 (0.13)                          -
                                                                    -----------------------------------
        Total distributions                                           (0.13)                          -
                                                                    -----------------------------------
Net increase (decrease) in net asset value                            (4.93)                       1.37
                                                                    -----------------------------------
NET ASSET VALUE at end of period                                    $  6.28                     $ 11.21
                                                                    ===================================
TOTAL RETURN(3)                                                      (43.32)%                     13.92%(4)
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                              $12,843                     $19,053
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Adviser                         1.56%                       1.87%(5)
   After reimbursement of expenses by Adviser                          1.25%                       1.25%(5)
Ratio of net investment income to average net assets
   After reimbursement of expenses by Adviser                         (0.41)%                     (0.02)%(5)
Portfolio Turnover(7)                                                   143%                         90%(4)

----------------------------------------------------
(1)   Commenced investment operations December 27, 2006.
(2)   Commenced investment operations January 9, 2007.
(3)   Total return without applicable sales charge.
(4)   Not annualized.
(5)   Annualized.
(6)   Amounts represent less than $0.005 per share
(7) Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

                                                                                    INTERNATIONAL STOCK FUND
                                                                 ============================================================
                                                                                FOR THE YEAR ENDED OCTOBER 31,
                                                                 ------------------------------------------------------------
                                                                   2008         2007          2006         2005         2004
=============================================================================================================================
CLASS A
-------
NET ASSET VALUE at beginning of period                           $ 17.05      $ 15.66       $ 12.65      $ 10.56      $  8.92
                                                                 ------------------------------------------------------------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                                           0.23         0.16          0.15         0.14         0.08
    Net realized and unrealized gain (loss) on investments         (6.06)        2.92          3.01         2.05         1.66
                                                                 ------------------------------------------------------------
      Total from investment operations                             (5.83)        3.08          3.16         2.19         1.74
                                                                 ------------------------------------------------------------
  LESS DISTRIBUTIONS:
    Distributions from net investment income                       (0.24)       (0.11)        (0.14)       (0.10)       (0.10)
    Distributions from capital gains                               (2.51)       (1.58)        (0.01)           -            -
                                                                 ------------------------------------------------------------
      Total distributions                                          (2.75)       (1.69)        (0.15)       (0.10)       (0.10)
                                                                 ------------------------------------------------------------
Net increase (decrease) in net asset value                         (8.58)        1.39          3.01         2.09         1.64
                                                                 ------------------------------------------------------------
NET ASSET VALUE at end of period                                 $  8.47      $ 17.05       $ 15.66      $ 12.65      $ 10.56
                                                                 ============================================================
TOTAL RETURN(1)                                                   (40.46)%      21.24%        25.11%       20.81%       19.56%
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                           $19,040      $52,145       $78,958      $58,825      $43,915
Ratios of expenses to average net assets
  Before reimbursement of expenses by Adviser                       1.93%        1.89%         1.87%        1.90%        1.85%
  After reimbursement of expenses by Adviser                        1.60%        1.60%         1.60%        1.60%        1.60%
Ratio of net investment income to average net assets
  After reimbursement of expenses by Adviser                        1.67%        0.99%         1.03%        1.15%        0.76%
Portfolio Turnover(3)                                                 69%          79%           63%          64%          45%

CLASS B
-------
NET ASSET VALUE at beginning of period                           $ 16.79      $ 15.45       $ 12.48      $ 10.41      $  8.78
                                                                 ------------------------------------------------------------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                                           0.18         0.08          0.03         0.04        (0.00)(2)
    Net realized and unrealized gain (loss) on investments         (6.01)        2.84          2.98         2.04         1.64
                                                                 ------------------------------------------------------------
      Total from investment operations                             (5.83)        2.92          3.01         2.08         1.64
                                                                 ------------------------------------------------------------
  LESS DISTRIBUTIONS:
    Distributions from net investment income                       (0.12)           -         (0.03)       (0.01)       (0.01)
    Distributions from capital gains                               (2.51)       (1.58)        (0.01)           -            -
                                                                 ------------------------------------------------------------
      Total distributions                                          (2.63)       (1.58)        (0.04)       (0.01)       (0.01)
                                                                 ------------------------------------------------------------
Net increase (decrease) in net asset value                         (8.46)        1.34          2.97         2.07         1.63
                                                                 ------------------------------------------------------------
NET ASSET VALUE at end of period                                 $  8.33      $ 16.79       $ 15.45      $ 12.48      $ 10.41
                                                                 ============================================================
TOTAL RETURN(1)                                                   (40.95)%      20.31%        24.18%       20.00%       18.67%
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                           $ 6,237      $15,630       $16,175      $10,922      $ 7,559
Ratios of expenses to average net assets
  Before reimbursement of expenses by Adviser                       2.69%        2.64%         2.62%        2.65%        2.59%
  After reimbursement of expenses by Adviser                        2.35%        2.35%         2.35%        2.35%        2.35%
Ratio of net investment income to average net assets
  After reimbursement of expenses by Adviser                        1.04%        0.41%         0.32%        0.41%        0.03%
Portfolio Turnover(3)                                                 69%          79%           63%          64%          45%

----------------------------------------------------
(1)   Total return without applicable sales charge.
(2)   Amounts represent less than $0.005 per share
(3) Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
 FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING
--------------------------------------------------------------------------------

                                                                             INTERNATIONAL STOCK FUND
                                                                 =================================================
                                                                        FOR THE YEAR
                                                                       ENDED OCTOBER 31,
                                                                 ------------------------------       INCEPTION
                                                                    2008                 2007       to 10/31/06(1)
==================================================================================================================
CLASS Y
-------
NET ASSET VALUE at beginning of period                            $ 17.08              $ 15.68              $14.57
                                                                  ------------------------------------------------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                                            0.31                 0.17                0.01
    Net realized and unrealized gain (loss) on investments          (6.12)                2.96                1.10
                                                                  ------------------------------------------------
      Total from investment operations                              (5.81)                3.13                1.11
                                                                  ------------------------------------------------
  LESS DISTRIBUTIONS:
    Distributions from net investment income                        (0.28)               (0.15)                  -
    Distributions from capital gains                                (2.51)               (1.58)                  -
                                                                  ------------------------------------------------
      Total distributions                                           (2.79)               (1.73)                  -
                                                                  ------------------------------------------------
Net increase (decrease) in net asset value                          (8.60)                1.40                1.11
                                                                  ------------------------------------------------
NET ASSET VALUE at end of period                                  $  8.48              $ 17.08              $15.68
                                                                  ================================================
TOTAL RETURN(2)                                                    (40.41)%              21.59%               7.62%(3)
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                            $81,569              $60,525              $9,025
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Adviser                       1.68%                1.66%               1.72%(4)
   After reimbursement of expenses by Adviser                        1.35%                1.35%               1.35%(4)
Ratio of net investment income to average net assets
   After reimbursement of expenses by Adviser                        2.25%                1.48%               0.48%(4)
Portfolio Turnover(5)                                                  69%                  79%                 63%(3)

----------------------------------------------------
(1)   Commenced investment operations June 30, 2006.
(2)   Total return without applicable sales charge.
(3)   Not annualized.
(4)   Annualized.
(5) Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

MORE INFORMATION ABOUT MEMBERS MUTUAL FUNDS

THE FOLLOWING DOCUMENTS CONTAIN MORE INFORMATION ABOUT THE FUNDS AND ARE AVAILABLE FREE UPON REQUEST:

STATEMENT OF ADDITIONAL INFORMATION. The SAI contains additional information about the funds. A current SAI has been filed with the SEC and is incorporated herein by reference.

ANNUAL AND SEMI-ANNUAL REPORTS. The funds' annual and semi-annual reports provide additional information about the funds' investments. The annual report contains a discussion of the market conditions and investment strategies that significantly affected each fund's performance during the last fiscal year (other than the CASH RESERVES FUND).


REQUESTING DOCUMENTS. You may request a copy of the SAI and the annual and semi-annual reports, make shareholder inquiries, without charge, or request further information about the funds by contacting your financial representative or by contacting the funds at: MEMBERS Mutual Funds, P.O. Box 8390, Boston, MA 02266-8390; telephone: 1-800-877-6089; Internet: www.membersfunds.com.


PUBLIC INFORMATION. You can review and copy information about the funds, including the SAI, at the SEC's Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-942-8090. Reports and other information about the funds also are available on the EDGAR database on the SEC's Internet site at http://www.sec.gov. You may obtain copies of this information, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, 100 F Street NE, Room 1580, Washington, D.C. 20549-0102.
                                                              Investment Company
                                                              File No. 811-08261

MEMBERS MUTUAL FUNDS LOGO

MEMBERS Mutual Funds
Post Office Box 8390
Boston, MA 02266-8390
1-800-877-6089
www.membersfunds.com

DISTRIBUTED BY:
CUNA Brokerage Services, Inc.
Office of Supervisory Jurisdiction
2000 Heritage Way
Waverly, IA 50677-9202
Member FINRA/SIPC

4460-P1124 (0209)                                        (C)CUNA Mutual Group

                       STATEMENT OF ADDITIONAL INFORMATION

                             MEMBERS(R) MUTUAL FUNDS
                             5910 Mineral Point Road
                            Madison, Wisconsin 53705


 CONSERVATIVE ALLOCATION FUND                           LARGE CAP VALUE FUND
 MODERATE ALLOCATION FUND                               LARGE CAP GROWTH FUND
 AGGRESSIVE ALLOCATION FUND                             MID CAP VALUE FUND
 CASH RESERVES FUND                                     MID CAP GROWTH FUND
 BOND FUND                                              SMALL CAP VALUE FUND
 HIGH INCOME FUND                                       SMALL CAP GROWTH FUND
 DIVERSIFIED INCOME FUND                                INTERNATIONAL STOCK FUND

THIS IS NOT A PROSPECTUS. THIS STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE CURRENTLY EFFECTIVE PROSPECTUS (THE "PROSPECTUS") FOR THE MEMBERS MUTUAL FUNDS (THE "TRUST"), WHICH IS REFERRED TO HEREIN. THE PROSPECTUS CONCISELY SETS FORTH INFORMATION THAT A PROSPECTIVE INVESTOR SHOULD KNOW BEFORE INVESTING. FOR A COPY OF THE TRUST'S PROSPECTUS DATED FEBRUARY 28, 2009, PLEASE CALL 1-800-877-6089 OR WRITE MEMBERS MUTUAL FUNDS, P.O. BOX 8390, BOSTON, MA 02266-8390.

THE TRUST'S AUDITED FINANCIAL STATEMENTS ARE INCORPORATED HEREIN BY REFERENCE TO THE TRUST'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED OCTOBER 31, 2008, WHICH HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND PROVIDED TO ALL SHAREHOLDERS. FOR A COPY, WITHOUT CHARGE, OF THE TRUST'S ANNUAL REPORT TO SHAREHOLDERS, PLEASE CALL MEMBERS MUTUAL FUNDS AT 1-800-877-6089 OR VISIT OUR WEBSITE AT WWW.MEMBERSFUNDS.COM.

                                February 28, 2009

TABLE OF CONTENTS                                                            PAGE
GENERAL INFORMATION.........................................................   3

INVESTMENT PRACTICES........................................................   3
    Lending Portfolio Securities............................................   3
    Restricted and Illiquid Securities......................................   3
    Foreign Transactions....................................................   4
    Options on Securities and Securities Indices............................   8
    Bank Loans..............................................................  10
    Swap Agreements.........................................................  11
    Futures Contracts and Options on Futures Contracts......................  12
    Certain Bond Fund Practices.............................................  14
    Lower-Rated Corporate Debt Securities...................................  15
    Other Debt Securities...................................................  15
    Foreign Government Securities...........................................  16
    Convertible Securities..................................................  17
    Repurchase Agreements...................................................  17
    Reverse Repurchase Agreements...........................................  17
    U.S. Government Securities..............................................  18
    Forward Commitment and When-Issued Securities...........................  18
    Mortgage-Backed and Asset-Backed Securities.............................  19
    Other Securities Related to Mortgages...................................  19
    Real Estate Investment Trusts...........................................  22
    Exchange Traded Funds...................................................  22
    Shares of Other Investment Companies....................................  22
    Temporary Defensive Positions...........................................  23
    Types of Investment Risk................................................  23
    Higher-Risk Securities and Practices....................................  24

FUND NAMES..................................................................  26

INVESTMENT LIMITATIONS......................................................  26

PORTFOLIO TURNOVER..........................................................  28

MANAGEMENT OF THE TRUST.....................................................  28
    Trustees and Officers...................................................  28
    Trustee Compensation....................................................  30
    Committees..............................................................  30
    Trustees' Holdings......................................................  31

SALES LOAD WAIVERS FOR CERTAIN AFFILIATED PERSONS OF THE TRUST .............  31

CONTROL PERSONS AND PRINCIPAL HOLDERS OF THE TRUST'S SECURITIES ............  31

PORTFOLIO MANAGEMENT........................................................  33
    The Management Agreement................................................  33
    MEMBERS Capital Advisors, Inc. .........................................  35
    The Management Agreements with Subadvisers..............................  35

PORTFOLIO MANAGERS..........................................................  36
    MEMBERS Capital Advisors, Inc. .........................................  36
    Shenkman Capital Management, Inc. ......................................  38
    Wellington Management Company, LLP......................................  40
    Paradigm Asset Management Company, LLC..................................  42
    Lazard Asset Management LLC.............................................  43

TRANSFER AGENT..............................................................  46

CUSTODIAN...................................................................  46

DISTRIBUTION................................................................  46
    Principal Underwriter and Distribution of Fund Shares...................  46
    Distribution Plans and Agreement .......................................  47

BROKERAGE...................................................................  48

PROXY VOTING POLICIES, PROCEDURES AND RECORDS...............................  50

SELECTIVE DISCLOSURE OF PORTFOLIO HOLDINGS..................................  50

CODES OF ETHICS.............................................................  52

SHARES OF THE TRUST.........................................................  52
    Shares of Beneficial Interest...........................................  52
    Voting Rights...........................................................  53
    Limitation of Shareholder Liability.....................................  53
    Limitation of Trustee and Officer Liability.............................  53
    Limitation of Interseries Liability.....................................  53

NET ASSET VALUE OF SHARES...................................................  54
    Cash Reserves Fund......................................................  54
    Portfolio Valuation.....................................................  54

DISTRIBUTIONS AND TAXES.....................................................  55
    Federal Tax Status of the Funds.........................................  56
    Shareholder Taxation....................................................  58

MORE ABOUT PURCHASING AND SELLING SHARES....................................  60
    Minimum Investments.....................................................  60
    Offering Price..........................................................  60
    Calculation of the Sales Charge.........................................  60
    Initial Sales Charge on Class A Shares .................................  61
    Deferred Sales Charge on Class B and Class C Shares.....................  62
    Special Redemptions.....................................................  63

ADDITIONAL INVESTOR SERVICES................................................  63
    Systematic Investment Program...........................................  63
    Systematic Withdrawal Program...........................................  63
    Exchange Privilege and Systematic Exchange Program......................  63
    Reinstatement or Reinvestment Privilege.................................  64

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM...............................  64

FINANCIAL STATEMENTS........................................................  64

APPENDIX A - SUMMARY OF PROXY VOTING POLICIES AND PROCEDURES................ A-1

GENERAL INFORMATION
--------------------------------------------------------------------------------

The Trust is a diversified, open-end management investment company consisting of separate investment portfolios or funds (each, a "fund") each of which has a different investment objective and policies. Each fund is a diversified, open-end management investment company, commonly known as a mutual fund. The funds described in both the prospectus and Statement of Additional Information (the "SAI") are the CASH RESERVES, BOND, HIGH INCOME, DIVERSIFIED INCOME, LARGE CAP VALUE, LARGE CAP GROWTH, MID CAP VALUE, MID CAP GROWTH, SMALL CAP VALUE, SMALL CAP GROWTH, AND INTERNATIONAL STOCK FUNDS (COLLECTIVELY, THE "CORE FUNDS"), AND THE CONSERVATIVE ALLOCATION, MODERATE ALLOCATION AND AGGRESSIVE ALLOCATION FUNDS (COLLECTIVELY, THE "TARGET ALLOCATION FUNDS").


The Trust was organized under the laws of the state of Delaware on May 21, 1997 and is a Delaware statutory trust. As a Delaware statutory trust, the Trust's operations are governed by its Amended and Restated Declaration of Trust dated May 29, 2008 (the "Declaration of Trust") and its Certificate of Trust dated May 16, 1997 (the "Certificate"). The Certificate is on file with the Office of the Secretary of State in Delaware. Each shareholder agrees to be bound by the Declaration of Trust, as amended from time to time, upon such shareholder's initial purchase of shares of beneficial interest in any one of the funds.


INVESTMENT PRACTICES
--------------------------------------------------------------------------------

The prospectus describes the investment objective and policies of each of the funds. The following information is provided for those investors wishing to have more comprehensive information than that contained in the prospectus.

Since each TARGET ALLOCATION FUND will invest in shares of other investment companies, except as disclosed in the prospectus, to the extent that an investment practice noted below describes specific securities, if a TARGET ALLOCATION FUND invests in those securities, it does so indirectly, through its investment in underlying funds.

LENDING PORTFOLIO SECURITIES

Each fund, except the CASH RESERVES and the TARGET ALLOCATION FUNDS, may lend portfolio securities. Loans will be made only in accordance with guidelines established by the Board of Trustees of the Trust (the "Board") and on the request of broker-dealers or institutional investors deemed qualified, and only when the borrower agrees to maintain cash or other liquid assets as collateral with a fund equal at all times to at least 102% of the value of the securities. A fund will continue to receive interest or dividends on the securities loaned and will, at the same time, earn an agreed-upon amount of interest on the collateral which will be invested in readily marketable short-term obligations of high quality. A fund will retain the right to call the loaned securities and may call loaned voting securities if important shareholder meetings are imminent. Such security loans will not be made if, as a result, the aggregate of such loans exceeds 33 1/3% of the value of a fund's assets. The fund may terminate such loans at any time. The primary risk involved in lending securities is that the borrower will fail financially and not return the loaned securities at a time when the collateral is not sufficient to replace the full amount of the loaned securities. To mitigate the risk, loans will be made only to firms deemed by the funds' investment adviser, MEMBERS Capital Advisors, Inc. ("MCA"), to be in good financial standing and will not be made unless, in MCA's judgment, the consideration to be earned from such loans would justify the risk.

RESTRICTED AND ILLIQUID SECURITIES

Each fund may invest in illiquid securities up to the percentage limits described below in the "Higher-Risk Securities and Practices" section. MCA or a fund's subadviser (collectively referred to herein as the "Investment Adviser") is responsible for determining the value and liquidity of investments held by each fund. Thus, it is up to the Investment Adviser to determine if any given security is illiquid. Investments may be illiquid because of the absence of a trading market, making it difficult to value them or dispose of them promptly at an acceptable price.

Illiquid investments often include repurchase agreements maturing in more than seven days, currency swaps, time deposits with a notice or demand period of more than seven days, certain over-the-counter option contracts (and assets used to cover such options), participation interests in loans and restricted securities. A restricted security is one that has a contractual restriction on resale or cannot be resold publicly until it is registered under the Securities Act of 1933, as amended (the "1933 Act").

Each fund may invest in restricted securities. Restricted securities are not, however, considered illiquid if they are eligible for sale to qualified institutional purchasers in reliance upon Rule 144A under the 1933 Act and are determined to be liquid by the Board or by the Investment Adviser under Board-approved procedures. Such guidelines would take into account trading activity for such securities, among other factors. To the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities, a fund's holdings of those securities may become illiquid. Purchases by the INTERNATIONAL STOCK and HIGH INCOME FUNDS of securities of foreign issuers offered and sold outside the U.S., in reliance upon the exemption from registration provided by Regulation S under the 1933 Act, also may be liquid even though they are restricted.

FOREIGN TRANSACTIONS

Foreign Securities. Each fund may invest in foreign securities; provided, however, that the CASH RESERVES FUND is limited to U.S. dollar-denominated foreign money market securities (as defined below). The percentage limitations on each fund's investment in foreign securities are set forth in the prospectus and below in the "Higher-Risk Securities and Practices" section.

Foreign securities refers to securities that are: (1) issued by companies organized outside the U.S. or whose principal operations are outside the U.S. ("foreign issuers"), (2) issued by foreign governments or their agencies or instrumentalities (also "foreign issuers"), (3) principally traded outside of the U.S. or (4) quoted or denominated in a foreign currency ("non-dollar securities"). However, any dollar denominated security that is part of the Merrill Lynch U.S. Domestic Market Index is not considered a foreign security.

Foreign securities may offer potential benefits that are not available from investments exclusively in securities of domestic issuers or dollar-denominated securities. Such benefits may include the opportunity to invest in foreign issuers that appear to offer better opportunity for long-term capital appreciation or current earnings than investments in domestic issuers, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the U.S. and the opportunity to invest in foreign securities markets that do not necessarily move in a manner parallel to U.S. markets.

Investing in foreign securities involves significant risks that are not typically associated with investing in U.S. dollar-denominated securities or in securities of domestic issuers. Such investments may be affected by changes in currency exchange rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage). Some foreign stock markets may have substantially less volume than, for example, the New York Stock Exchange and securities of some foreign issuers may be less liquid than securities of comparable domestic issuers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the U.S. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There may be less publicly available information about a foreign issuer than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers in foreign countries than in the U.S. Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of funds or other assets of the fund making the investment, or political or social instability or diplomatic developments which could affect investments in those countries.

Investments in short-term debt obligations issued either by foreign issuers or foreign financial institutions or by foreign branches of U.S. financial institutions (collectively, "foreign money market securities") present many of the same risks as other foreign investments. In addition, foreign money market securities present interest rate risks similar to those attendant to an investment in domestic money market securities.

Investments in ADRs, EDRs and GDRs. Many securities of foreign issuers are represented by American depository receipts ("ADRs"), European depository receipts ("EDRs") and Global depository receipts ("GDRs"). Each fund may invest in ADRs; and each fund, except the CASH RESERVES FUND, may invest in GDRs and EDRs.

ADRs are receipts typically issued by a U.S. financial institution or trust company which represent the right to receive securities of foreign issuers deposited in a domestic bank or a foreign correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the U.S. on exchanges or over-the-counter and are sponsored and issued by domestic banks. In general, there is a large, liquid market in the U.S. for ADRs quoted on a national securities exchange or the NASDAQ Global Market. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.

EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in non-U.S. securities markets. EDRs are typically issued in bearer form and are designed for trading in the European markets. GDRs, issued either in bearer or registered form, are designed for trading on a global basis. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

Depository receipts do not eliminate all the risk inherent in investing in the securities of foreign issuers. To the extent that a fund acquires depository receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the receipt to issue and service such depository receipts, there may be an increased possibility that the fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. The market value of depository receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the receipts and the underlying are quoted. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. However, by investing in depository receipts rather than directly in the stock of foreign issuers, a fund will avoid currency risks during the settlement period for either purchases or sales.

Investments in Emerging Markets. Each fund, except the CASH RESERVES FUND, may invest in securities of issuers located in countries with emerging economies and/or securities markets. These countries are located in the Asia Pacific region, Eastern Europe, Central and South America and Africa. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks of foreign investment generally, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of a fund's investments in those countries and the availability to the fund of additional investments in those countries.

The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in those countries may also make investments in such countries illiquid and more volatile than investments in Japan or most Western European countries, and the funds may be required to establish special custody or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

A fund's purchase or sale of portfolio securities in certain emerging markets may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on aggregate trading volume by or holdings of a fund, MCA or its affiliates, a subadviser and its affiliates, and each such person's respective clients and other service providers. A fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Foreign investment in certain emerging securities markets is restricted or controlled to varying degrees that may limit investment in such countries or increase the administrative cost of such investments. For example, certain Asian countries require government approval prior to investments by foreign persons or limit investment by foreign persons to a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of such company available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a fund.

Settlement procedures in emerging markets are frequently less developed and reliable than those in the U.S. and may involve a fund's delivery of securities before receipt of payment for their sale. In addition, significant delays are common in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a fund to value its portfolio assets and could cause a fund to miss attractive investment opportunities, to have its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities that the fund has delivered or due to the fund's inability to complete its contractual obligations.

Currently, there is no market or only a limited market for many management techniques and instruments with respect to the currencies and securities markets of emerging market countries. Consequently, there can be no assurance that suitable instruments for hedging currency and market related risks will be available at the times when the Investment Adviser of the fund wishes to use them.

Foreign Currency Transactions. Because investment in foreign issuers will usually involve currencies of foreign countries, and because each fund, except the CASH RESERVES FUND, may have currency exposure independent of their securities positions, the value of the assets of these funds, as measured in U.S. dollars, will be affected by changes in foreign currency exchange rates. An issuer of securities purchased by a fund may be domiciled in a country other than the country in whose currency the instrument is denominated or quoted. The HIGH INCOME, MID CAP GROWTH and INTERNATIONAL STOCK FUNDS may also invest in securities quoted or denominated in the European Currency Unit ("ECU"), which is a "basket" consisting of specified amounts of the currencies of certain of the twelve member states of the European Economic Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Economic Community from time to time to reflect changes in relative values of the underlying currencies. In addition, these three funds may invest in securities quoted or denominated in other currency "baskets."

Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a fund's net asset value ("NAV") to fluctuate as well. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. To the extent that a substantial portion of a fund's total assets, adjusted to reflect the fund's net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the fund will be more susceptible to the risk of adverse economic and political developments within those countries.

In addition to investing in securities denominated or quoted in a foreign currency, certain of the funds may engage in a variety of foreign currency management techniques. These funds may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the fund's Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate. These funds will incur costs in connection with conversions between various currencies.

Forward Foreign Currency Exchange Contracts. Each fund, except the CASH RESERVES FUND, may also purchase or sell forward foreign currency exchange contracts for defensive or hedging purposes when the fund's Investment Adviser anticipates that the foreign currency will appreciate or depreciate in value, but securities denominated or quoted in that currency do not present attractive investment opportunities and are not held in the fund's portfolio. In addition, these funds may enter into forward foreign currency exchange contracts in order to protect against anticipated changes in future foreign currency exchange rates and may engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted if the fund's Investment Adviser determines that there is a pattern of correlation between the two currencies.

These funds may enter into contracts to purchase foreign currencies to protect against an anticipated rise in the U.S. dollar price of securities it intends to purchase. They may enter into contracts to sell foreign currencies to protect against the decline in value of its foreign currency denominated or quoted portfolio securities, or a decline in the value of anticipated dividends from such securities, due to a decline in the value of foreign currencies against the U.S. dollar. Contracts to sell foreign currency could limit any potential gain which might be realized by a fund if the value of the hedged currency increased.

If a fund enters into a forward foreign currency exchange contract to buy foreign currency for any purpose, the fund will be required to place cash or liquid securities in a segregated account with the fund's custodian in an amount equal to the value of the fund's total assets committed to the consummation of the forward contract. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the segregated account so that the value of the account will equal the amount of a fund's commitment with respect to the contract.

Forward contracts are subject to the risk that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the fund to cover its purchase or sale commitments, if any, at the current market price. A fund will not enter into such transactions unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by the fund's Investment Adviser.


Options on Foreign Currencies. Each fund, except the CASH RESERVES FUND, may also purchase and sell (write) put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and anticipated dividends on such securities and against increases in the U.S. dollar cost of foreign securities to be acquired. These funds may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different currency, if there is a pattern of correlation between the two currencies. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. A fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a fund's position, the fund may forfeit the entire amount of the premium plus related transaction costs. In addition, these funds may purchase call or put options on currency to seek to increase total return when the fund's Investment Adviser anticipates that the currency will appreciate or depreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not held in the fund's portfolio. When purchased or sold to increase total return, options on currencies are considered speculative. Options on foreign currencies to be written or purchased by these funds will be traded on U.S. and foreign exchanges or over-the-counter. See the "Options on Securities and Securities
Indices-Risks Associated with Options Transactions" section, below, for a discussion of the liquidity risks associated with options transactions.


Special Risks Associated With Options on Currency. An exchange traded options position may be closed out only on an options exchange which provides a secondary market for an option of the same series. Although a fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of put options. If a fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to identify the underlying currency (or security quoted or denominated in that currency) until the option expires or it delivers the underlying currency upon exercise.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

Each fund, except the CASH RESERVES FUND, may purchase and write over-the-counter options to the extent consistent with its limitation on investments in restricted securities. See the "Higher-Risk Securities and Practices" section, below, for each fund's limitations on investments in restricted securities. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close-out options purchased or written by a fund.

The amount of the premiums which a fund may pay or receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option purchasing and writing activities.

OPTIONS ON SECURITIES AND SECURITIES INDICES

Writing Options. Each fund, except the CASH RESERVES FUND, may write (sell) covered call and put options on any securities in which it may invest. A call option written by a fund obligates such fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by a fund are covered, which means that such fund will effectively own the securities subject to the option so long as the option is outstanding. A fund's purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, a fund may forgo the opportunity to profit from an increase in the market price of the underlying security.

A put option written by a fund would obligate such fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by a fund would be covered, which means that such fund would have deposited with its custodian cash or liquid securities with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for a fund. However, in return for the option premium, a fund accepts the risk that it will be required to purchase the underlying securities at a price in excess of the securities' market value at the time of purchase.

In addition, in the Investment Adviser's discretion, a written call option or put option may be covered by maintaining cash or liquid securities (either of which may be denominated in any currency) in a segregated account with the fund's custodian, by entering into an offsetting forward contract and/or by purchasing an offsetting option which, by virtue of its exercise price or otherwise, reduces a fund's net exposure on its written option position.

Each fund, except the CASH RESERVES FUND, may also write and sell covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

A fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in its portfolio. A fund may cover call and put options on a securities index by maintaining cash or liquid securities with a value equal to the exercise price in a segregated account with its custodian.

A fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase" transactions.

Purchasing Options. Each fund, except the CASH RESERVES FUND, may purchase put and call options on any securities in which it may invest or options on any securities index based on securities in which it may invest. A fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.

A fund would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle a fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise such a fund would realize a loss on the purchase of the call option.

A fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or in securities in which it may invest. The purchase of a put option would entitle a fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a fund's securities. Put options may also be purchased by a fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. A fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise such a fund would realize no gain or loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

A fund would purchase put and call options on securities indices for the same purpose as it would purchase options on individual securities.

Yield Curve Options. The BOND, HIGH INCOME and DIVERSIFIED INCOME FUNDS may enter into options on the yield "spread," or yield differential between two securities. Such transactions are referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

These three funds may purchase or write yield curve options for the same purposes as other options on securities. For example, a fund may purchase a call option on the yield spread between two securities if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield between the two securities. A fund may also purchase or write yield curve options in an effort to increase its current income if, in the judgment of the Investment Adviser, the fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated.

Yield curve options written by the BOND, HIGH INCOME and DIVERSIFIED INCOME FUNDS will be "covered." A call (or put) option is covered if a fund holds another call (or put) option on the spread between the same two securities and maintains in a segregated account with its custodian cash or liquid securities sufficient to cover the fund's net liability under the two options. Therefore, a fund's liability for such a covered option is generally limited to the difference between the amount of the fund's liability under the option written by the fund less the value of the option held by the fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter, and because they have been only recently introduced, established trading markets for these options have not yet developed.

Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option or at any particular time. If a fund is unable to effect a closing purchase transaction with respect to covered options it has written, the fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if a fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Each fund, except the CASH RESERVES FUND, may purchase and sell both options that are traded on U.S. and foreign exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the funds will treat purchased over-the counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula.

Transactions by a fund in options on securities and stock indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which a fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Investment Adviser. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on the Investment Adviser's ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

BANK LOANS

The HIGH INCOME FUND may invest in bank loans to below-investment grade rated corporate issuers via loan participations and assignments. These bank loans may be secured or unsecured. The bank loans in which the HIGH INCOME FUND intends to invest are generally rated below investment grade by a nationally recognized rating service or not rated by any nationally recognized rating service. Participations and assignments involve special types of risk, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender.

If the HIGH INCOME FUND purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The
HIGH INCOME FUND may participate in such syndications, or can buy part of a loan via an assignment, becoming a part lender. When purchasing loan participations, the HIGH INCOME FUND assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary.

A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions that are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, the HIGH INCOME FUND has direct recourse against the corporate borrower, the fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

A financial institution's employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of the HIGH INCOME FUND were determined to be subject to the claims of the agent bank's general creditors, the fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If the HIGH INCOME FUND does not receive scheduled interest or principal payments on such indebtedness, the fund's share price and yield could be adversely affected. Loans that are fully secured offer the HIGH INCOME FUND more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

The HIGH INCOME FUND may invest in loan participations with credit quality comparable to that of issuers of its securities investments (i.e., below investment grade). Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the HIGH INCOME FUND bears a substantial risk of losing the entire amount invested.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the HIGH INCOME FUND's Investment Adviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the HIGH INCOME FUND's net asset value than if that value were based on available market quotations, and could result in significant variations in the fund's daily share price. At the same time, some loan interests are traded among certain financial institutions and, accordingly, may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, the HIGH INCOME FUND currently intends to treat indebtedness for which there is no readily available market as illiquid for purposes of the fund's limitation on illiquid investments.

Investments in loans through a direct assignment of the financial institution's interests with respect to the loan may involve additional risks to the HIGH INCOME FUND. For example, if a loan is foreclosed, the HIGH INCOME FUND could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the HIGH INCOME FUND could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation.

SWAP AGREEMENTS


Each fund, except the CASH RESERVES FUND, may enter into interest rate, credit default, index, currency exchange rate and total return swap agreements for hedging purposes in attempts to obtain a particular desired return at a lower cost to the fund than if the fund had invested directly in an instrument that yielded the desired return, and to seek to increase the fund's total return. The BOND, DIVERSIFIED INCOME and HIGH INCOME FUNDS may also enter into special interest rate swap arrangements such as caps, floors and collars for both hedging purposes and to seek to increase total return. The BOND, DIVERSIFIED INCOME and HIGH INCOME FUNDS typically use interest rate swaps to shorten the effective duration of its portfolios.


Swap agreements are contracts entered into by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular pre-determined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount" (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate), in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations the parties to a swap agreement have agreed to exchange. A fund's obligations (or rights) under a swap agreement are equal only to the amount to be paid or received under the agreement based on the relative values of the positions held by each party (the "net amount"). A fund's obligations under a swap agreement are accrued daily (offset against any amounts owing to the fund) and any accrued but unpaid net amounts owed to a swap counterparty are covered by the maintenance of a segregated assets.


Interest rate swaps involve the exchange by the funds with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Credit default swaps involve a contract by the funds with another party to transfer the credit exposure of a specific commitment between the parties. Currency swaps involve the exchange by a fund with another party of their respective rights to make or receive payments in specified currencies. A total return swap involves an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains. The underlying assets that is used is usually an equities index, loan or a basket of assets. The purchase of an interest rate cap entitles the purchaser to receive from the seller of the cap payments of interest on a notional amount equal to the amount by which a specified index exceeds a stated interest rate. The purchase of an interest rate floor entitles the purchaser to receive from the seller of the floor payments of interest on a notional amount equal to the amount by which a specified index falls below a stated interest rate. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a stated range of interest rates. Since interest rate swaps, currency swaps and interest rate caps, floors and collars are individually negotiated, the funds expect to achieve an acceptable degree of correlation between their portfolio investments and their interest rate or currency swap positions entered into for hedging purposes.


The HIGH INCOME FUND only enters into interest rate swaps on a net basis, which means the two payment streams are netted out, with the fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate swaps do not involve the delivery of securities, or underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the fund is contractually obligated to make. If the other party to an interest rate swap defaults, the fund's risk of loss consists of the net amount of interest payments that the fund is contractually entitled to receive. In contrast, currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.


The Trust maintains in a segregated account with its custodian, cash or liquid securities equal to the net amount, if any, of the excess of each fund's obligations over its entitlements with respect to swap transactions. No fund enters into swap transactions unless the unsecured commercial paper, senior debt or claims paying ability of the other party is considered investment grade by such fund's Investment Adviser. If there is a default by the other party to such a transaction, the fund will have contractual remedies pursuant to the agreement related to the transaction.


The use of interest rate, credit default and currency swaps (including caps, floors and collars) is a highly specialized activity which involves investment techniques and risks different from those associated with traditional portfolio securities activities. If a fund's Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of each of the funds, except the CASH RESERVES FUND, would be less favorable than it would have been if this investment technique were not used.


In as much as swaps are entered into for good faith hedging purposes or are offset by segregated assets, no fund's Investment Adviser believes that swaps constitute senior securities as defined in the 1933 Act, and, accordingly, will not treat swaps as being subject to such fund's borrowing restrictions. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid compared with the markets for other similar instruments which are traded in the interbank market. Nevertheless, the staff of the SEC takes the position that currency swaps are illiquid investments subject to the funds' 15% limitation on such investments.


FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

Each fund, except the CASH RESERVES FUND, may purchase and sell futures contracts and purchase and write options on futures contracts. These funds may purchase and sell futures contracts based on various securities (such as U.S. Government securities), securities indices, foreign currencies and other financial instruments and indices. A fund will engage in futures or related options transactions only for bona fide hedging purposes as defined below or for purposes of seeking to increase total returns to the extent permitted by regulations of the Commodity Futures Trading Commission (the "CFTC"). All futures contracts entered into by a fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the CFTC or on foreign exchanges.

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

When interest rates are rising or securities prices are falling, a fund can seek through the sale of futures contracts to offset a decline in the value of its current portfolio securities. When rates are falling or prices are rising, a fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, a fund can sell futures contracts on a specified currency to protect against a decline in the value of such currency and its portfolio securities which are denominated in such currency. Funds can purchase futures contracts on foreign currency to fix the price in U.S. dollars of a security denominated in such currency that such fund has acquired or expects to acquire.

Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While a fund's futures contracts on securities or currency will usually be liquidated in this manner, it may instead make or take delivery of the underlying securities or currency whenever it appears economically advantageous for the fund to do so. A clearing corporation (associated with the exchange on which futures on a security or currency are traded) guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging Strategies. Hedging by use of futures contracts seeks to establish more certainty of (than would otherwise be possible) the effective price, rate of return or currency exchange rate on securities that a fund owns or proposes to acquire.

A fund may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the U.S. dollar value of the fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by a fund or securities with characteristics similar to those of the fund's portfolio securities. Similarly, a fund may sell futures contracts on a currency in which its portfolio securities are denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies.

If, in the opinion of the Investment Adviser, there is a sufficient degree of correlation between price trends for a fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in a fund's portfolio may be more or less volatile than prices of such futures contracts, the Investment Adviser will attempt to estimate the extent of this difference in volatility based on historical patterns and to compensate for it by having the fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the fund's securities portfolio. When hedging of this character is successful, any depreciation in the value of portfolio securities will substantially be offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, a fund may take a "long" position by purchasing such futures contracts. This would be done, for example, when a fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.

Options on Futures Contracts. The acquisition of put and call options on futures contracts will give a fund the right (but not the obligation) for a specified price, to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a fund's assets. By writing a call option, a fund becomes obligated, in exchange for the premium, to sell a futures contract which may have a value higher then the exercise price. Conversely, the writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that the fund intends to purchase. However, a fund becomes obligated to purchase a futures contract, which may have a value lower than the exercise price. Thus, the loss incurred by the fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. A fund will incur transaction costs in connection with the writing of options on futures.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. A fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations. Where permitted, a fund will engage in futures transactions and in related options transactions for hedging purposes or to seek to increase total return. A fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the fund or which it expects to purchase. Except as stated below, each fund's futures transactions will be entered into for traditional hedging purposes, that is to say, futures contracts will be used to protect against a decline in the price of securities (or the currency in which they are denominated) that the fund owns, or futures contracts will be purchased to protect the fund against an increase in the price of securities (or the currency in which they are denominated) it intends to purchase. As evidence of this hedging intent, each fund expects that on most of the occasions on which it takes a long futures or option position (involving the purchase of a futures contract), the fund will have purchased, or will be in the process of purchasing equivalent amounts of related securities (or assets denominated in the related currency) in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for a fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

The CFTC, a federal agency, regulates trading activity in futures contracts and related options contracts pursuant to the Commodity Exchange Act, as amended (the "CEA"). The CFTC requires the registration of a Commodity Pool Operator ("CPO"), which is defined as any person engaged in a business which is of the nature of an investment trust, syndicate or a similar form of enterprise, and who, in connection therewith, solicits, accepts or receives from others funds, securities or property for the purpose of trading in a commodity for future delivery on or subject to the rules of any contract market. The CFTC has adopted Rule 4.5, which provides an exclusion from the definition of commodity pool operator for any registered investment company which files a notice of eligibility. The funds, which may invest in futures transactions and related options transactions, have filed a notice of eligibility claiming exclusion from the status of CPO and, therefore, are not subject to registration or regulation as a CPO under the CEA.

As permitted, each fund will engage in transactions in futures contracts and in related options transactions only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for maintaining its qualification as a regulated investment company for federal income tax purposes (see the "Distributions and Taxes" section, below).

Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a fund to purchase securities or currencies, require the fund to segregate with its custodian cash or liquid securities in an amount equal to the underlying value of such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for a fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and portfolio position which is intended to be protected, the desired protection may not be obtained and a fund may be exposed to risk of loss.

Perfect correlation between a fund's futures positions and portfolio positions may be difficult to achieve. The only futures contracts available to hedge a fund's portfolio are various futures on U.S. Government securities, securities indices and foreign currencies. In addition, it is not possible for a fund to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

CERTAIN BOND FUND PRACTICES

The BOND, HIGH INCOME and DIVERSIFIED INCOME FUNDS (collectively, the "bond funds") invest a significant portion of their assets in debt securities. As stated in the prospectus, the BOND and DIVERSIFIED INCOME FUNDS will emphasize investment grade, primarily intermediate term securities. If an investment grade security is downgraded by the rating agencies or otherwise falls below the investment quality standards stated in the prospectus, the fund's Investment Adviser will retain that instrument only if the fund's Investment Adviser believes it is in the best interest of the fund. The HIGH INCOME FUND may invest all of its assets in non-investment grade securities. See the "Lower-Rated Corporate Debt Securities" section, below, for a description of these securities and their attendant risks.

The bond funds may also make use of derivatives, including but not limited to options, futures and swaps to manage risks and returns, including the risk of fluctuating interest rates. These instruments will be used to control risk and obtain additional income and not with a view toward speculation. The BOND and DIVERSIFIED INCOME FUNDS will invest only in futures and options which are exchange-traded or sold over-the-counter. The HIGH INCOME FUND may invest in any non-U.S. futures and options.

In the debt securities market, purchases of some issues are occasionally made under firm (forward) commitment agreements. The purchase of securities under such agreements can involve risk of loss due to changes in the market rate of interest between the commitment date and the settlement date. As a matter of operating policy, no bond fund will commit itself to forward commitment agreements in an amount in excess of 25% of total assets and will not engage in such agreements for leveraging purposes. For purposes of this limitation, forward commitment agreements are defined as those agreements involving more than five business days between the commitment date and the settlement date, but do not include mortgage backed security "dollar rolls."

LOWER-RATED CORPORATE DEBT SECURITIES

As described in the prospectus, each fund, except the CASH RESERVES FUND, may make certain investments including corporate debt obligations that are unrated or rated in the lower rating categories (i.e., ratings of BB or lower by Standard & Poor's or Ba or lower by Moody's). Bonds rated BB or Ba or below by Standard & Poor's or Moody's (or comparable unrated securities) are commonly referred to as "lower-rated" securities or as "junk bonds" and are considered speculative and may be questionable as to principal and interest payments. In some cases, such bonds may be highly speculative, have poor prospects for reaching investment standing and be in default. As a result, investment in such bonds will entail greater speculative risks than those associated with investment in investment-grade bonds (i.e., bonds rated AAA, AA, A or BBB by Standard & Poor's or Aaa, Aa, A or Baa by Moody's).

An economic downturn could severely affect the ability of highly leveraged issuers of junk bonds to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower rated securities will have an adverse effect on a fund's NAV to the extent it invests in such securities. In addition, a fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

The secondary market for junk bond securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on a fund's ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, the secondary market for junk bond securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, a fund's Investment Adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating a fund's NAV.

Since investors generally perceive that there are greater risks associated with lower-rated debt securities, the yields and prices of such securities may tend to fluctuate more than those of higher rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities market resulting in greater yield and price volatility.

Another factor which causes fluctuations in the prices of fixed-income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed-income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in a fund's NAV.

Lower-rated (and comparable non-rated) securities tend to offer higher yields than higher-rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. Since lower rated securities generally involve greater risks of loss of income and principal than higher-rated securities, investors should consider carefully the relative risks associated with investment in securities which carry lower ratings and in comparable non-rated securities. In addition to the risk of default, there are the related costs of recovery on defaulted issues. A fund's Investment Adviser will attempt to reduce these risks through diversification of these funds' portfolios and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends in corporate developments.

OTHER DEBT SECURITIES

Custody Receipts. All of the funds may also acquire securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities in the form of custody receipts. Such receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, authorities or instrumentalities. For certain securities law purposes, custody receipts are not considered obligations of the U.S. Government.

Zero Coupon, Deferred Interest, Pay-in-Kind and Capital Appreciation Bonds. The BOND, DIVERSIFIED INCOME, HIGH INCOME and MID CAP GROWTH FUNDS may invest in zero coupon bonds as well as in capital appreciation bonds ("CABs"), deferred interest and pay-in-kind bonds. Zero coupon, deferred interest, pay-in-kind and CABs are debt obligations which are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance.

Zero coupon bonds are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or provide for a specified cash payment date when the bonds begin paying current interest. As a result, zero coupon bonds are generally issued and traded at a significant discount from their face value. The discount approximates the present value amount of interest the bonds would have accrued and compounded over the period until maturity. CABs are distinct from traditional zero coupon bonds because the investment return is considered to be in the form of compounded interest rather than accreted original issue discount. For this reason, the initial principal amount of a CAB would be counted against a municipal issuer's statutory debt limit, rather than the total par value, as is the case for a traditional zero coupon bond.

Zero coupon bonds benefit the issuer by mitigating its initial need for cash to meet debt service, but generally provide a higher rate of return to compensate investors for the deferment of cash interest or principal payments. Such securities are often issued by companies that may not have the capacity to pay current interest and so may be considered to have more risk than current interest-bearing securities. In addition, the market price of zero coupon bonds generally is more volatile than the market prices of securities that provide for the periodic payment of interest. The market prices of zero coupon bonds are likely to fluctuate more in response to changes in interest rates than those of interest-bearing securities having similar maturities and credit quality.

Zero coupon bonds carry the additional risk that, unlike securities that provide for the periodic payment of interest to maturity, the fund will realize no cash until a specified future payment date unless a portion of such securities is sold. If the issuer of such securities defaults, the fund may obtain no return at all on its investment. In addition, the fund's investment in zero coupon bonds may require it to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds generally provide for a period of delay before the regular payment of interest begins. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond's term to maturity. Pay-in-kind securities are securities that have interest payable by the delivery of additional securities. Such investments benefit the issuer by mitigating its initial need for cash to meet debt service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments experience greater volatility in market value due to changes in interest rates than debt obligations which provide for regular payments of interest. A fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the fund's distribution obligations.

Structured Securities. The BOND, HIGH INCOME and DIVERSIFIED INCOME FUNDS may invest in structured securities. The value of the principal of and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of the fund's investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of fixed-income securities. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex fixed-income investments.

FOREIGN GOVERNMENT SECURITIES

All of the funds may invest in debt obligations of foreign governments and governmental agencies, including those of countries with emerging economies and/or securities markets. Investment in sovereign debt obligations involves special risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the funds may have limited recourse in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn the fund's NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers. A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject.

CONVERTIBLE SECURITIES

Each fund, except the CASH RESERVES FUND, may each invest in convertible securities. Convertible securities may include corporate notes or preferred stock but are ordinarily a long-term debt obligation of the issuer convertible at a stated conversion rate into common stock of the issuer. As with all debt and income-bearing securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and are consequently of higher quality and entail less risk than the issuer's common stock. In evaluating a convertible security, a fund's Investment Adviser gives primary emphasis to the attractiveness of the underlying common stock. The convertible debt securities in which the HIGH INCOME FUND invests are not subject to any minimum rating criteria. The convertible debt securities in which any other fund may invest are subject to the same rating criteria as that fund's investments in non-convertible debt securities. Convertible debt securities, the market yields of which are substantially below prevailing yields on non-convertible debt securities of comparable quality and maturity, are treated as equity securities for the purposes of a fund's investment policies or restrictions.

REPURCHASE AGREEMENTS

Each fund may enter into repurchase agreements. In a repurchase agreement, a security is purchased for a relatively short period (usually not more than seven days) subject to the obligation to sell it back to the seller at a fixed time and price plus accrued interest. The funds will enter into repurchase agreements only with member banks of the Federal Reserve System, U.S. Central Credit Union and with "primary dealers" in U.S. Government securities. A fund's Investment Adviser will continuously monitor the creditworthiness of the parties with whom the funds enter into repurchase agreements.

The Trust has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Trust's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, a fund could experience delays in liquidating the underlying securities during the period in which the fund seeks to enforce its rights thereto, possible subnormal levels of income, declines in value of the underlying securities or lack of access to income during this period and the expense of enforcing its rights.

REVERSE REPURCHASE AGREEMENTS

Each fund may also enter into reverse repurchase agreements which involve the sale of U.S. Government securities held in its portfolio to a bank with an agreement that the fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by a fund entering into them. Reverse repurchase agreements involve the risk that the market value of securities purchased by a fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the fund which it is obligated to repurchase. A fund that has entered into a reverse repurchase agreement will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. To minimize various risks associated with reverse repurchase agreements, each fund will establish and maintain with the Trust's custodian a separate account consisting of liquid securities, of any type or maturity, in an amount at least equal to the repurchase prices of the securities (plus any accrued interest thereon) under such agreements. No fund will enter into reverse repurchase agreements and other borrowings (except from banks as a temporary measure for extraordinary emergency purposes) in amounts in excess of 30% of the fund's total assets (including the amount borrowed) taken at market value. No fund will use leverage to attempt to increase income. No fund will purchase securities while outstanding borrowings exceed 5% of the fund's total assets. Each fund will enter into reverse repurchase agreements only with federally insured banks which are approved in advance as being creditworthy by the Board. Under procedures established by the Board, a fund's Investment Adviser will monitor the creditworthiness of the banks involved.

U.S. GOVERNMENT SECURITIES

Each fund may purchase U.S. Government securities. U.S. Government securities are obligations issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities.


Certain U.S. Government securities, including U.S. Treasury bills, notes and bonds, and Government National Mortgage Association certificates ("Ginnie Maes"), are supported by the full faith and credit of the U.S. Certain other U.S. Government securities, issued or guaranteed by Federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the U.S. Government, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of the Federal Home Loan Mortgage Corporation ("Freddie Macs"), and obligations supported by the credit of the instrumentality, such as Federal National Mortgage Association bonds ("Fannie Maes"). On September 7, 2008, Freddie Mac and Fannie Mae were placed into conservatorship by their new regulator, the Federal Housing Finance Agency. Simultaneously, the U.S. Treasury made a commitment of indefinite duration to maintain the positive net worth of both firms. As a consequence, certain fixed income securities issued by Freddie Mac and Fannie Mae have the benefit of more explicit U.S. Government support. No assurance can be given that the U.S. Government will provide financial support to such Federal agencies, authorities, instrumentalities and government sponsored enterprises in the future. U.S. Government securities may also include zero coupon bonds.


Ginnie Maes, Freddie Macs and Fannie Maes are mortgage-backed securities which provide monthly payments which are, in effect, a "pass-through" of the monthly interest and principal payments (including any prepayments) made by individual borrowers on the pooled mortgage loans. Collateralized mortgage obligations ("CMOs") in which a fund may invest are securities issued by a corporation or trust or a U.S. Government instrumentality that are collateralized by a portfolio of mortgages or mortgage-backed securities. Mortgage-backed securities may be less effective than traditional debt obligations of similar maturity at maintaining yields during periods of declining interest rates (see the "Mortgage-Backed and Asset-Backed Securities" section, below).

Each fund may invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS").

Each fund may acquire securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities in the form of custody receipts. Such receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, authorities or instrumentalities. For certain securities law purposes, custody receipts are not considered obligations of the U.S. Government.

FORWARD COMMITMENT AND WHEN-ISSUED SECURITIES

Each fund may purchase securities on a when-issued or forward commitment basis. "When-issued" refers to securities whose terms are specified and for which a market exists, but which have not been issued. Each fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, a fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.

When a fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in a fund's losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued or forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

On the date a fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the fund will segregate cash or liquid securities, of any type or maturity, equal in value to the fund's commitment. These assets will be valued daily at market, and additional cash or securities will be segregated to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, a fund may enter into offsetting contracts for the forward sale of other securities that it owns.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

The BOND, HIGH INCOME, DIVERSIFIED INCOME and LARGE CAP VALUE FUNDS may invest in mortgage-backed securities, which represent direct or indirect participation in, or are collateralized by and payable from, fixed rate or variable rate mortgage loans secured by real property. These funds may also invest in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (i.e., credit card) agreements and other categories of receivables. Such assets are securitized though the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the Trust, or other credit enhancements may be present.

Mortgage-backed and asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. A fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that a fund invests in mortgage-backed and asset-backed securities, the values of its portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of U.S. Government securities and other mortgage-backed and asset-backed securities.

Asset-backed securities present certain additional risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles (normally a depreciating asset) rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would secure an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

The BOND FUND may invest in mortgage-backed and asset-backed securities that represent mortgage, commercial or consumer loans originated by financial institutions. To the extent permitted by law and available in the market, such investments may constitute a significant portion of such fund's investments. Subject to the appropriate regulatory approvals, the BOND FUND may purchase securities issued by pools that are structured, serviced, or otherwise supported by MCA or its affiliates.

OTHER SECURITIES RELATED TO MORTGAGES

Mortgage Pass-Through Securities. The BOND, DIVERSIFIED INCOME and HIGH INCOME FUNDS may invest in mortgage pass-through securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mortgages are passed through to the holders of the securities (net of fees paid to the issuer or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. The average lives of mortgage pass-through securities are variable when issued because their average lives depend on prepayment rates. The average life of these securities is likely to be substantially shorter than their stated final maturity as a result of unscheduled principal prepayments. Prepayments on underlying mortgages result in a loss of anticipated interest, and all or part of a premium if any has been paid, and the actual yield (or total return) to the holder of a pass-through security may be different than the quoted yield on such security. Mortgage prepayments generally increase with falling interest rates and decrease with rising interest rates. Like other fixed income securities, when interest rates rise the value of a mortgage pass-though security generally will decline; however, when interest rates are declining, the value of mortgage pass-through securities with prepayment features may not increase as much as that of other fixed income securities.


Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing or foreclosure of the underlying property, net of fees or costs which may be incurred. Some mortgage pass-through securities (such as securities issued by the Government National Mortgage Association ("GNMA")), are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owned on the mortgages in the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether the mortgagor actually makes the payment.


The principal governmental guarantor of mortgage pass-through securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration-insured or Veteran's Administration
(VA)-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage pass-through securities. GNMA securities are often purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

Government-related guarantors (i.e., whose guarantees are not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional residential mortgages (i.e., mortgages not insured or guaranteed by any governmental agency) from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment by FNMA of principal and interest.

FHLMC was created by Congress in 1970 as a corporate instrumentality of the U.S. Government for the purpose of increasing the availability of mortgage credit for residential housing. FHLMC issues Participation Certificates ("PCs") which represent interest in conventional mortgages (i.e., not federally insured or guaranteed) from FHLMC's national portfolio. FHLMC guarantees timely payment of interest and ultimate collection of principal regardless of the status of the underlying mortgage loans.


The obligations of FNMA and FHLMC, which have been placed into conservatorship by the Federal Housing Finance Agency until these entities have been restored to a solvent financial condition, are guaranteed by the U.S. Government while these entities remain in conservatorship.


Credit unions, commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of mortgage loans. Such issuers may also be the originators and/or servicers of the underlying mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The HIGH INCOME FUND may also buy mortgage-related securities without insurance or guarantees.

CMOs and Multiclass Pass-Through Securities. The BOND, DIVERSIFIED INCOME and HIGH INCOME FUNDS may invest a portion of their assets in CMOs, which are debt obligations collateralized by mortgage loans or mortgage pass-through securities. The following is a description of CMOs and types of CMOs but is not intended to be an exhaustive or exclusive list of each type of CMO a fund may invest in. Typically, CMOs are collateralized by certificates issued by GNMA, FNMA or FHLMC, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral collectively hereinafter referred to as "Mortgage Assets"). The BOND, DIVERSIFIED INCOME and HIGH INCOME FUNDS may also invest a portion of their assets in multiclass pass-through securities which are equity interests in a trust composed of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the United States government or by private originators of, or investors in, mortgage loans, including credit unions, savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit ("REMIC").

In a CMO, a series of bonds or certificates are usually issued in multiple classes with different maturities. Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or a part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In a common structure, payments of principal, including any principal pre-payments, on the Mortgage Assets are applied to the classes of the series of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. Certain CMOs may be stripped (securities which provide only the principal or interest factor of the underlying security). See the "-Stripped Mortgage-Backed Securities" subsection, below, for a discussion of the risks of investing in these stripped securities and of investing in classes consisting primarily of interest payments or principal payments.

The BOND, DIVERSIFIED INCOME and HIGH INCOME FUNDS may also invest in parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date, but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

Stripped Mortgage-Backed Securities. The BOND, DIVERSIFIED INCOME and HIGH INCOME FUNDS may invest a portion of its assets in stripped mortgage-backed securities ("SMBS") which are derivative multiclass mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks and investment banks.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of Mortgage Assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while another class receives most of the interest and the remainder of the principal. In the most extreme case, one class will receive an "IO" (the right to receive all of the interest) while the other class will receive a "PO" (the right to receive all of the principal). The yield to maturity on an IO is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the BOND, DIVERSIFIED INCOME and HIGH INCOME FUNDS may fail to fully recoup its initial investment in these securities. The market value of the class consisting primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.

Mortgage Dollar Rolls. The BOND, DIVERSIFIED INCOME and HIGH INCOME FUNDS may enter into mortgage "dollar rolls" in which the fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, a fund loses the right to receive principal and interest paid on the securities sold. However, a fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase as well as from the receipt of any associated fee income plus interest earned on cash proceeds of the securities sold until the settlement date for the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a fund. Successful use of mortgage dollar rolls depends upon the Investment Adviser's ability to predict correctly interest rates and mortgage prepayments. There is no assurance that mortgage dollar rolls can be successfully employed. A fund will hold and maintain until the settlement date segregated cash or liquid assets in an amount equal to the forward purchase price. For financial reporting and tax purposes, each fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. These funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

REAL ESTATE INVESTMENT TRUSTS

Each fund, except the CASH RESERVES FUND, may invest in shares of real estate investment trusts ("REITs"). REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. A fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by a fund.

Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks inherent in the financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the Investment Company Act of 1940, as amended (the "1940 Act"). REITs (especially mortgage REITS) are also subject to interest rate risk.

EXCHANGE TRADED FUNDS

Each fund may invest in exchange traded funds ("ETFs"), which are shares of publicly-traded unit investment trusts, open-end funds, or depositary receipts that seek to track the performance and dividend yield of specific indexes or companies in related industries. These indexes may be either broad-based, sector or international. ETF shareholders are generally subject to the same risks as holders of the underlying securities they are designed to track.

ETFs are also subject to certain additional risks, including (1) the risk that their prices may not correlate perfectly with changes in the prices of the underlying securities they are designed to track and (2) the risk of possible trading halts due to market conditions or other reasons, based on the policies of the exchange upon which an ETF trades. In addition, an exchange traded sector fund may be adversely affected by the performance of that specific sector or group of industries on which it is based. The fund would bear, along with other shareholders of an ETF, its pro rata portion of the ETF's expenses, including management fees. Accordingly, in addition to bearing their proportionate share of the fund's expenses (i.e., management fees and operating expenses), shareholders of the fund may also indirectly bear similar expenses of an ETF.

SHARES OF OTHER INVESTMENT COMPANIES

Each fund, other than the TARGET ALLOCATION FUNDS, may invest up to 10% of its assets in shares of other investment companies. Each fund, other than the TARGET ALLOCATION FUNDS, complies with the general statutory limits for such investments prescribed by the 1940 Act. The statutory limits are that immediately after any investment: (a) not more than

5% of a fund's total assets are invested in the securities of any one investment company; (b) not more than 10% of a fund's total assets are invested in the aggregate in securities of investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the fund; and (d) not more than 10% of the outstanding voting stock of any one investment company will be owned in the aggregate by the fund and other investment companies advised by MCA, or any of its affiliates.

The Trust and MCA have obtained an order from the SEC to permit the TARGET ALLOCATION FUNDS to invest in underlying funds in amounts in excess of the statutory limits described above. The TARGET ALLOCATION FUNDS may invest up to 100% of their assets in shares of other investment companies and will invest substantially all of their assets in shares of both affiliated and unaffiliated investment companies.

As a shareowner of another investment company, a fund would bear, along with other shareowners, its pro rata portion of the expenses of such other investment company, including advisory fees, general fund expenses, trading, custodial and interest expenses and distribution/shareholder servicing fees (if any). These expenses would be in addition to the advisory and other expenses that a fund bears directly in connection with its own operations and may represent a duplication of fees to shareowners of the fund.

TEMPORARY DEFENSIVE POSITIONS

Although each fund expects to pursue its investment objective utilizing its principal investment strategies regardless of market conditions, each fund may invest up to 100% in money market securities as a defensive tactic in abnormal market conditions.

TYPES OF INVESTMENT RISK

Active or Frequent Trading Risk. The risk of the realization and distribution to shareholders of higher capital gains as compared to a series with less active trading policies. Frequent trading also increases transaction costs, which could detract from the performance.

Asset Allocation Risk. The risk that the selection of the underlying funds and the allocation of the fund's assets among the various asset classes and market segments will cause the fund to underperform other funds with a similar investment objective.

Call Risk. The risk that the issuer of a security will retire or redeem ("call") the security with a higher rate of interest before the scheduled maturity date when interest rates have declined.

Correlation Risk. The risk that changes in the value of a hedging instrument or hedging technique will not match those of the asset being hedged (hedging is the use of one investment to offset the possible adverse effects of another investment).


Counterparty Risk. The risk that the counterparty under an agreement will not live up to its obligations.


Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise not honor a financial obligation.

Currency Risk. The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the U.S. dollar value of an investment.

Extension Risk. The risk that an unexpected rise in prevailing interest rates will extend the life of an outstanding mortgage-backed security by reducing the expected number of mortgage prepayments, typically reducing the security's value.

Hedging Risk. When a fund hedges an asset it holds (typically by using a derivative contract or derivative security), any gain or loss generated by the hedge should be substantially offset by losses or gains on the hedged asset. Hedging is a useful way to reduce or eliminate risk of loss, but it will also reduce or eliminate the potential for investment gains.

Information Risk. The risk that key information about a security or market is inaccurate or unavailable.

Interest Rate Risk. The risk of declines in market value of an income bearing investment due to changes in prevailing interest rates. With fixed-rate securities, a rise in interest rates typically causes a decline in market values, while a fall in interest rates typically causes an increase in market values.

Leverage Risk. The risks associated with securities or investment practices that enhance return (or loss) without increasing the amount of investment, such as buying securities on margin or using certain derivative contracts or derivative securities. A fund's gain or loss on a leveraged position may be greater than the actual market gain or loss in the underlying security or instrument. A fund may also incur additional costs in taking a leveraged position (such as interest on borrowings) that may not be incurred in taking a non-leveraged position.

Liquidity Risk. The risk that certain securities or other investments may be difficult or impossible to sell at the time the fund would like to sell them or at the price the fund values them.

Management Risk. The risk that a strategy used by a fund's Investment Adviser may fail to produce the intended result. This risk is common to all mutual funds.

Market Risk. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, due to factors that have nothing to do with the issuer. This risk is common to all stocks and bonds and the mutual funds that invest in them.

Natural Event Risk. The risk of losses attributable to natural disasters, crop failures and similar events.

Opportunity Risk. The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are committed to less advantageous investments.

Political Risk. The risk of losses directly attributable to government actions or political events of any sort, including military actions and/or expropriation of assets.

Prepayment Risk. The risk that an unexpected fall in prevailing interest rates will shorten the life of an outstanding mortgage-backed security by increasing the expected number of mortgage prepayments, thereby reducing the security's return.

Speculation Risk. Speculation is the assumption of risk in anticipation of gain but recognizing a higher than average possibility of loss. To the extent that a derivative contract or derivative security is used speculatively (i.e., not used as a hedge), a fund is directly exposed to the risks of that derivative contract or security. Gains or losses from speculative positions in a derivative contract or security may be substantially greater than the derivative contract or security's original cost.

Valuation Risk. The risk that a fund could not sell a security or other portfolio investment for the market value or fair value established for it at any time. Similarly, the risk that the fair valuation of securities or other portfolio investments may result in greater fluctuation in their value from one day to the next than would be the case if the market values were available.

HIGHER-RISK SECURITIES AND PRACTICES

---------------------------------------------------------------------------------------------------------------------------------
 SECURITY OR PRACTICE          DESCRIPTION                                                  RELATED RISKS
---------------------------------------------------------------------------------------------------------------------------------
ADRs                           ADRs are receipts typically issued by a U.S.                 Market, currency, information,
                               financial institution which evidence ownership               natural event, and political risks
                               of underlying securities of foreign corporate issuers.       (i.e., the risks of foreign
                               Generally, ADRs are in registered form and are designed      securities).
                               for trading in U.S. markets.
---------------------------------------------------------------------------------------------------------------------------------
Asset-Backed Securities        Securities backed by pools of commercial and/or consumer     Credit, extension, prepayment,
                               loans such as motor vehicle installment sales,               and interest rate risks.
                               installment loan contracts, leases of various types of
                               real and personal property, receivables from revolving
                               credit (i.e., credit card) agreements and other categories of receivables.
---------------------------------------------------------------------------------------------------------------------------------
Borrowing                      The borrowing of money from financial institutions or        Leverage and credit risks.
                               through reverse repurchase agreements.
---------------------------------------------------------------------------------------------------------------------------------
Emerging Market Securities     Any foreign securities primarily traded on exchanges         Credit, market, currency,
                               located in or issued by companies organized or primarily     information, liquidity, interest
                               operating in countries that are considered lesser            rate, valuation, natural event, and
                               developed than countries like the U.S., Australia, Japan,    political risks.
                               or those of Western Europe.
---------------------------------------------------------------------------------------------------------------------------------
EDRs and GDRs                  EDRs and GDRs are receipts evidencing an arrangement with    Market, currency, information,
                               a non-U.S.
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
 SECURITY OR PRACTICE          DESCRIPTION                                                  RELATED RISKS
---------------------------------------------------------------------------------------------------------------------------------
                               financial institution similar to that for ADRs and are       natural event, and political risks
                               designed for use in non-U.S. securities markets. EDRs        (i.e., the risks of foreign
                               and GDRs are not necessarily quoted in the same currency     securities).
                               as the underlying security.
---------------------------------------------------------------------------------------------------------------------------------
Foreign Money Market           Short-term debt obligations issued either by foreign         Market, currency, information,
Securities                     financial institutions or by foreign branches of U.S.        interest rate, natural event, and
                               financial institutions or foreign issuers.                   political risks.
---------------------------------------------------------------------------------------------------------------------------------
Foreign Securities             Securities issued by companies organized or whose            Market, currency, information,
                               principal operations are outside the U.S., securities        natural event, and political risks.
                               issued by companies whose securities are principally
                               traded outside the U.S., or securities denominated or
                               quoted in foreign currency. The term "foreign securities"
                               includes ADRs, EDRs, GDRs, and foreign money market
                               securities.
---------------------------------------------------------------------------------------------------------------------------------
Forward Foreign Currency       Contracts involving the right or obligation to buy or sell   Currency, liquidity, and leverage
Exchange Contracts             a given amount of foreign currency at a specified price      risks. When used for hedging, also
                               and future date.                                             has hedging, correlation, and
                                                                                            opportunity risks. When used
                                                                                            speculatively, also has speculation
                                                                                            risks.
---------------------------------------------------------------------------------------------------------------------------------
Futures Contracts (including   In general, an agreement to buy or sell a specific amount    Interest rate, currency, market,
financial futures contracts)   of a commodity, financial instrument, or index at a          hedging or speculation, leverage,
                               particular price on a stipulated future date. Financial      correlation, liquidity, credit, and
                               futures contracts include interest rate futures contracts,   opportunity risks.
                               securities index futures contracts, and currency futures
                               contracts. Unlike an option, a futures contract obligates
                               the buyer to buy and the seller to sell the underlying
                               commodity or financial instrument at the agreed-upon price and date or to pay or receive money in an amount equal to
                               such price.
---------------------------------------------------------------------------------------------------------------------------------
Illiquid Securities            Any investment that may be difficult or impossible to sell   Liquidity, valuation and market
                               within seven days for the price at which the fund            risks.
                               values it.
---------------------------------------------------------------------------------------------------------------------------------
Mortgage-Backed Securities     Securities backed by pools of mortgages, including           Credit, extension, prepayment, and
                               passthrough certificates, PACs, TACs, CMOs, and when         interest rate risks.
                               available, pools of mortgage loans generated by credit
                               unions.
---------------------------------------------------------------------------------------------------------------------------------
Non-Investment Grade           Investing in debt securities rated below BBB/Baa (i.e.,      Credit, market, interest rate,
Securities                     "junk" bonds).                                               liquidity, valuation, and information
                                                                                            risks.
---------------------------------------------------------------------------------------------------------------------------------
Options (including options     In general, an option is the right to buy (called a          Interest rate, currency, market,
on financial futures           "call") or sell (called a "put") property for an             hedging or speculation, leverage,
contracts)                     agreed-upon price at any time prior to an expiration date.   correlation, liquidity, credit, and
                               Both call and put options may be either written (i.e.,       opportunity risks.
                               sold) or purchased on securities, indices, interest rate
                               futures contracts, index futures contracts, or currency
                               futures contracts.
---------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements          The purchase of a security that the seller agrees to buy     Credit risk.
                               back later at the same price plus interest.
---------------------------------------------------------------------------------------------------------------------------------
Restricted Securities          Securities originally issued in a private placement rather   Liquidity, valuation, and market
                               than a public offering. These securities often cannot be     risks.
                               freely traded on the open market.
---------------------------------------------------------------------------------------------------------------------------------
Reverse Repurchase             The lending of short-term debt securities; often used to     Leverage and credit risks.
Agreements                     facilitate borrowing.
---------------------------------------------------------------------------------------------------------------------------------
Securities Lending             The lending of securities to financial institutions, which   Credit risk.
                               provide cash or government securities as collateral.
---------------------------------------------------------------------------------------------------------------------------------
Shares of Other Investment     The purchase of shares issued by other investment            Market risks and the layering of
Companies                      companies. These investments are subject to the fees and     fees and expenses.
                               expenses of the underlying investment company(s).
---------------------------------------------------------------------------------------------------------------------------------
Short-Term Trading             Selling a security soon after purchase or purchasing it      Market, liquidity and opportunity
                               soon after it was sold (a fund engaging in short-term        risks.
                               trading will have higher turnover and transaction
                               expenses).
---------------------------------------------------------------------------------------------------------------------------------
Smaller Capitalization         The purchase of securities issued by a company with a        Market and liquidity risk.
Companies                      market capitalization (i.e., the price per share of its
                               common stock multiplied by the number of shares of common
                               stock outstanding) within the range of those companies
                               represented in either the S&P Small Cap 600 Index or the
                               Russell 2000(R) Index.
---------------------------------------------------------------------------------------------------------------------------------
Swaps                          The entry into interest rate, credit default, index,         Market, liquidity, currency, credit,
                               currency exchange rate and total return swap agreements      counterparty, leverage and
                               whereby the parties agree to exchange rates of return (or    opportunity risks.
                               differentials therein) earned or realized on predetermined investments or instruments.
---------------------------------------------------------------------------------------------------------------------------------
When-Issued Securities and     The purchase or sale of securities for delivery at a         Market, opportunity, and leverage
Forward Commitments            future date; market value may change before delivery.        risks.
---------------------------------------------------------------------------------------------------------------------------------

HIGHER-RISK SECURITIES AND PRACTICES TABLE. The following table shows each fund's investment limitations with respect to certain higher risk securities and practices as a percentage of portfolio assets. A number in the column indicates the maximum percentage of total assets that the fund is permitted to invest in that practice or type of security. Numbers in this table show allowable usage only; for actual usage, consult the fund's annual and semi-annual reports.

----------------------------------------------------------------------------------------------------------------------------
                                                                                             LARGE       LARGE        MID
                                   CASH                          HIGH          DIV.           CAP         CAP         CAP
                                  RESERVES         BOND         INCOME        INCOME         VALUE       GROWTH      VALUE
----------------------------------------------------------------------------------------------------------------------------
Borrowing                            30             30            30            30            30          30          30
----------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements                 *              *             *             *             *           *           *
----------------------------------------------------------------------------------------------------------------------------
Securities Lending                   X            33(1/3)       33(1/3)       33(1/3)       33(1/3)     33(1/3)     33(1/3)
----------------------------------------------------------------------------------------------------------------------------
Short-Term Trading                    *              *             *             *             *           *           *
----------------------------------------------------------------------------------------------------------------------------
When-Issued Securities;
Forward Commitments                  25             25            25            25            25          25          25
----------------------------------------------------------------------------------------------------------------------------
Shares of Other
Investment Companies(1)              10             10            10            10            10          10          10
----------------------------------------------------------------------------------------------------------------------------
Non-Investment Grade
Securities                           X              20             *            20            20          20          20
----------------------------------------------------------------------------------------------------------------------------
Foreign Securities                  25(2)           25            50            25            25          25          25
----------------------------------------------------------------------------------------------------------------------------
Emerging Market
Securities                           X              10            25            15            15          15          15
----------------------------------------------------------------------------------------------------------------------------
Illiquid Securities(3)               10             15            15            15            15          15          15
----------------------------------------------------------------------------------------------------------------------------
Restricted Securities               25**            15            30            15            15          15          15
----------------------------------------------------------------------------------------------------------------------------
Mortgage-Backed
Securities                           X             50***          30          25***           10          X           X
----------------------------------------------------------------------------------------------------------------------------
Swaps                                X              15            15            15            15          15          15
----------------------------------------------------------------------------------------------------------------------------
Options on Securities,
Indices or Currencies                X              10**          10            15            20          20          20
----------------------------------------------------------------------------------------------------------------------------
Futures Contracts(4)                 X              10**         10**           15            20          20          20
----------------------------------------------------------------------------------------------------------------------------
Options on Futures
Contracts(4)                         X              10**          10**          15            20          20          20
----------------------------------------------------------------------------------------------------------------------------
Forward Foreign
Currency Exchange
Contracts                            X              10**          10           10**          10**         10**       10**
----------------------------------------------------------------------------------------------------------------------------

                                   MID             SMALL         SMALL
                                   CAP              CAP           CAP         INT'L          CONS.        MOD.        AGG.
                                  GROWTH           VALUE        GROWTH        STOCK          ALLOC.      ALLOC.      ALLOC.
----------------------------------------------------------------------------------------------------------------------------
Borrowing                           30              30            30           30              30          30          30
----------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements                *               *             *            *               *           *           *
----------------------------------------------------------------------------------------------------------------------------
Securities Lending                33(1/3)         33(1/3)       33(1/3)      33(1/3)            X           X           X
----------------------------------------------------------------------------------------------------------------------------
Short-Term Trading                   *               *             *            *               *           *           *
----------------------------------------------------------------------------------------------------------------------------
When-Issued Securities;
Forward Commitments                  *               *             *           25              **          **          **
----------------------------------------------------------------------------------------------------------------------------
Shares of Other
Investment Companies(1)             10              10            10           10             100         100         100
----------------------------------------------------------------------------------------------------------------------------
Non-Investment Grade
Securities                          20              30            30           20              **          **          **
----------------------------------------------------------------------------------------------------------------------------
Foreign Securities                  25              20            20            *              **          **          **
----------------------------------------------------------------------------------------------------------------------------
Emerging Market
Securities                          15              15            15           50              **          **          **
----------------------------------------------------------------------------------------------------------------------------
Illiquid Securities(3)              15              15            15           15              **          **          **
----------------------------------------------------------------------------------------------------------------------------
Restricted Securities               15              15            15           15              **          **          **
----------------------------------------------------------------------------------------------------------------------------
Mortgage-Backed
Securities                          X               X             X             X              **          **          **
----------------------------------------------------------------------------------------------------------------------------
Swaps                               15              15            15           15              **          **          **
----------------------------------------------------------------------------------------------------------------------------
Options on Securities,
Indices or Currencies              20**            25**          25**         10**             **          **          **
----------------------------------------------------------------------------------------------------------------------------
Futures Contracts(4)               20**            25**          25**         10**             **          **          **
----------------------------------------------------------------------------------------------------------------------------
Options on Futures
Contracts(4)                       20**            25**          25**         10**             **          **          **
----------------------------------------------------------------------------------------------------------------------------
Forward Foreign
Currency Exchange
Contracts                           10             10**          10**         10**             **          **          **
----------------------------------------------------------------------------------------------------------------------------

----------------------------------

(1)  Includes ETFs.
(2)  U.S. dollar-denominated foreign money market securities only.
(3)  Numbers in this row refer to net, rather than total, assets.
(4) Financial futures contracts and related options only, including futures, contracts and options on futures contracts and on currencies.

 LEGEND
* One asterisk means that there is no policy limitation on the fund's usage of that practice or type of security, and that the fund may be currently using that practice or investing in that type of security.
** Two asterisks mean that the fund is permitted to use that practice or invest in that type of security, but is not expected to do so on a regular basis.
***  Excluding government sponsored agency paper.
X An "X" mark means that the fund is not permitted to use that practice or invest in that type of security.

FUND NAMES
--------------------------------------------------------------------------------

In the judgment of MCA, the BOND, HIGH INCOME, MID CAP VALUE, MID CAP GROWTH, LARGE CAP VALUE, LARGE CAP GROWTH, SMALL CAP VALUE, SMALL CAP GROWTH and INTERNATIONAL STOCK FUNDS have names that suggest a focus on a particular industry, group of industries or type of investment. In accordance with the provisions of Rule 35d-1 of the 1940 Act, each of these funds will, under normal circumstances, invest at least 80% of its assets in the particular industry, group of industries, or type of investment of the type suggested by its name. For this purpose, "assets" means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket. A fund's policy to invest at least 80% of its assets in such a manner is not a "fundamental" one, which means that it may be changed without the vote of a majority of the fund's outstanding shares as defined in the 1940 Act. The names of these funds may be changed at any time by a vote of the Board. As required by Rule 35d-1, shareholders of funds subject to Rule 35d-1 will receive a 60-day written notice of any change to the investment policy describing the type of investment that the name suggests.

INVESTMENT LIMITATIONS
--------------------------------------------------------------------------------

The Trust has adopted the following restrictions and policies relating to the investment of assets and the activities of each fund. The policies in this "Investment Limitations" section are fundamental and may not be changed for a fund without the approval of the holders of a majority of the outstanding votes of that fund (which for this purpose and under the 1940

Act means the lesser of (i) sixty-seven percent (67%) of the outstanding votes attributable to shares represented at a meeting at which more than fifty percent (50%) of the outstanding votes attributable to shares are represented or (ii) more than fifty percent (50%) of the outstanding votes attributable to shares). Except as noted below, none of the funds within the Trust may:

(1) with respect to 75% of the fund's total assets, purchase securities of an issuer (other than the U.S. Government, its agencies or instrumentalities), if (i) such purchase would cause more than 5% of the fund's total assets taken at market value to be invested in the securities of such issuer or
     (ii) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the fund;
(2) invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities), except that each TARGET ALLOCATION FUND may invest more than 25% of its assets in any one underlying affiliated fund;
(3) borrow money, except (a) the fund may borrow from banks (as defined in the 1940 Act) and through reverse repurchase agreements in amounts up to 30% of its total assets (including the amount borrowed), (b) the fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) the fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, (d) the fund may purchase securities on margin to the extent permitted by applicable law and (e) the fund may engage in transactions in mortgage dollar rolls which are accounted for as financings;
(4) make loans, except through (a) the purchase of debt obligations in accordance with the fund's investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, and (c) loans of securities as permitted by applicable law;
(5) underwrite securities issued by others, except to the extent that the sale of portfolio securities by the fund may be deemed to be an underwriting;
(6) purchase, hold or deal in real estate, although a fund may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by a fund as a result of the ownership of securities;
(7) invest in commodities or commodity contracts, except that the fund may invest in currency, and financial instruments and contracts that are commodities or commodity contracts; or
(8) issue senior securities to the extent such issuance would violate applicable law.


In addition to the fundamental policies listed above, the investment objective in each fund is a fundamental policy that cannot be changed without the approval of a majority of the fund's outstanding voting securities.


The following restrictions are not fundamental policies and may be changed without the approval of the shareholders in the affected fund. No fund will:

(1) sell securities short or maintain a short position except for short sales against the box; or
(2) invest in foreign securities in excess of the following percentages of the value of its total assets:

CASH RESERVES FUND                         25% (limited to U.S. dollar denominated foreign money market securities)
BOND FUND                                  25%
HIGH INCOME FUND                           50%
DIVERSIFIED INCOME FUND                    25%
LARGE CAP VALUE FUND                       25%
LARGE CAP GROWTH FUND                      25%
MID CAP VALUE FUND                         25%
MID CAP GROWTH FUND                        25%
SMALL CAP VALUE FUND                       20%
SMALL CAP GROWTH FUND                      20%
INTERNATIONAL STOCK FUND                  100%

(3) purchase any security which is not readily marketable if more than 15% (10% for the CASH RESERVES FUND) of the net assets of the fund taken at market value, would be invested in such securities.

Except for the limitations on borrowing from banks, if the above percentage restrictions, or any restrictions elsewhere in this SAI or in the prospectus covering fund shares, are adhered to at the time of investment, a later increase or decrease in such percentage resulting from a change in values of securities or amount of net assets will not be considered a violation of any of the foregoing restrictions.

Notwithstanding the foregoing investment limitations, the underlying funds in which the TARGET ALLOCATION FUNDS may invest have adopted certain investment restrictions that may be more or less restrictive than those listed above, thereby permitting a TARGET ALLOCATION FUND to engage indirectly in investment strategies that may be prohibited under the investment limitations listed above. The investment restrictions of each underlying fund are set forth in the prospectus and SAI for that underlying fund.

PORTFOLIO TURNOVER
--------------------------------------------------------------------------------

While the CASH RESERVES FUND is not subject to specific restrictions on portfolio turnover, it generally does not seek profits by short-term trading. However, it may dispose of a portfolio security prior to its maturity where disposition seems advisable because of a revised credit evaluation of the issuer or other considerations.


Each fund will trade securities held by it whenever, in the Investment Adviser's view, changes are appropriate to achieve the stated investment objectives. Other than the LARGE CAP GROWTH, MID CAP GROWTH, and SMALL CAP GROWTH FUNDS, the Investment Adviser does not anticipate that unusual portfolio turnover will be required and intends to keep such turnover to moderate levels consistent with the objectives of each fund. Although the Investment Adviser makes no assurances, it is expected that the annual portfolio turnover rate for each fund (other than the LARGE CAP GROWTH, MID CAP GROWTH and SMALL CAP GROWTH FUNDS) will be generally less than 100%. This would mean that normally less than 100% of the securities held by the fund would be replaced in any one year.

For the fiscal years ended October 31, 2008 and October 31, 2007, portfolio turnover for each fund was as follows:



--------------------------------------------------------------------------------
FUND                                       2008                        2007
--------------------------------------------------------------------------------
Conservative Allocation                     90%                         39%
--------------------------------------------------------------------------------
Moderate Allocation                         83%                         21%
--------------------------------------------------------------------------------
Aggressive Allocation                       91%                         24%
--------------------------------------------------------------------------------
Cash Reserves                                1%                          4%
--------------------------------------------------------------------------------
Bond                                        22%                         40%
--------------------------------------------------------------------------------
High Income                                 59%                         74%
--------------------------------------------------------------------------------
Diversified Income                          15%                         62%
--------------------------------------------------------------------------------
Large Cap Value                             55%                         47%
--------------------------------------------------------------------------------
Large Cap Growth                           141%                         93%
--------------------------------------------------------------------------------
Mid Cap Value                               83%                         76%
--------------------------------------------------------------------------------
Mid Cap Growth                             127%                        109%
--------------------------------------------------------------------------------
Small Cap Value                             55%                         14%
--------------------------------------------------------------------------------
Small Cap Growth                           143%                         90%
--------------------------------------------------------------------------------
International Stock                         69%                         79%
--------------------------------------------------------------------------------


MANAGEMENT OF THE TRUST
--------------------------------------------------------------------------------

The Trust is governed by the Board. The Board has the duties and responsibilities set forth under the applicable laws of the State of Delaware, including but not limited to the management and supervision of the funds.

The Board, from time to time, may include individuals who may be deemed to be affiliated persons of MCA, the funds' investment adviser. At all times, however, a majority of Board members will not be affiliated with MCA or the funds.

The funds do not hold annual shareholder meetings, but may hold special meetings for such purposes as electing or removing Board members, changing fundamental policies, approving certain management contracts, approving or amending a 12b-1 plan, or as otherwise required by the 1940 Act or the Declaration of Trust.

TRUSTEES AND OFFICERS

Each trustee and officer of the Trust oversees 32 portfolios in the fund complex, which consists of the Trust with 14 portfolios and the Ultra Series Fund with 18 portfolios (the "Fund Complex"). The address of each trustee and officer is 5910 Mineral Point Road, Madison, WI 53705.

Interested Trustees and Officers


---------------------------------------------------------------------------------------------------------------------------------
                                                                                                   NUMBER OF         OTHER
                                              TERM OF                                             PORTFOLIOS       OUTSIDE
                                             OFFICE AND                                          OVERSEEN IN     DIRECTORSHIPS
                                             LENGTH OF                                               FUND           HELD BY
       NAME AND          POSITION(S) HELD      TIME        PRINCIPAL OCCUPATION(S) DURING          COMPLEX(1)       TRUSTEES
    YEAR OF BIRTH         WITH THE TRUST      SERVED              PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------------------------
David P. Marks(2),(3)   Trustee, President    2006 -       CUNA Mutual Insurance Society, Madison,     32              N/A
1947                    and Principal         Present      WI, Chief Investment Officer, 2005-
                        Executive Officer                  Present
                        (PEO)
                                                           MEMBERS Capital Advisors, Inc.,
                                                           Madison, WI, President, 2005-Present

                                                           Ultra Series Fund, Waverly, IA,
                                                           Trustee, President, and Principal
                                                           Executive Officer (PEO), 2006-Present

                                                           CUNA Mutual Life Insurance Company,
                                                           Madison, WI, Chief Investment
                                                           Officer, 2005-2007

                                                           Citigroup Insurance Investors,
                                                           Hartford, CT, Chief Investment
                                                           Officer, 2004-2005

                                                           Cigna Investments, Hartford, CT,
                                                           Chief Investment Officer, 2002-2004

                                                           Green Mountain Partners, Quechee, VT,
                                                           2001-2002

                                                           Allianz Investments, Westport, CT,
                                                           Chief Investment Officer, 1991-2001
---------------------------------------------------------------------------------------------------------------------------------
Scott R. Powell(2)      Vice President        2008 -       MEMBERS Capital Advisors, Inc.              N/A             N/A
1962                                          Present      Madison, WI, Vice President and
                                                           Managing Director - Common Stock and
                                                           Managed Accounts, 2008 - Present;
                                                           Managing Director - Managed Accounts
                                                           and Mutual Funds, 2006-2008

                                                           Ultra Series Fund, Waverly, IA,
                                                           Vice President, 2008-Present

                                                           Virchow Krause Wealth Management, LLC,
                                                           Madison, WI, Partner, Managing
                                                           Director, 2003 - 2006

                                                           Jacobus Wealth Management, Inc.,
                                                           Milwaukee, WI, Managing Direct
                                                           Accounts, 2001 - 2003
---------------------------------------------------------------------------------------------------------------------------------
Timothy S.              Chief Compliance      2009 -       MEMBERS Capital Advisors, Inc.,             N/A             N/A
Halevan(2)              Officer               Present      Madison, WI, Vice President, Chief
1961                                                       Compliance Officer, 2009-Present

                                                           CUNA Brokerage Services, Inc.,
                                                           Waverly, Iowa, Vice President, Chief
                                                           Compliance Officer, 2001-Present

                                                           Ultra Series Fund, Waverly, IA, Chief
                                                           Compliance Officer, 2009-Present
---------------------------------------------------------------------------------------------------------------------------------
Holly S. Baggot(2)      Secretary and         Treasurer    MEMBERS Capital Advisors, Inc.,             N/A             N/A
1960                    Treasurer (PFO)       2008-Present Madison, WI, Director, Mutual Funds

                                              Secretary    2008-Present; Director, Mutual Fund
                                              1999-Present Operations, 2006-2008; Operations

                                              Assistant    Officer-Mutual Funds, 2005-2006;
                                              Secretary    Senior Manager-Product & Fund
                                              1999-2007    Operations, 2001-2005

                                                           Ultra Series Fund, Waverly, IA,
                                                           Treasurer (PFO), 2008-Present;
                                                           Secretary, 1999-Present; Assistant
                                                           Secretary, 1997-2007
---------------------------------------------------------------------------------------------------------------------------------
Dan Owens(2)            Assistant Treasurer   2000 -       MEMBERS Capital Advisors, Inc.,             N/A             N/A
1966                                          Present      Madison, WI, Director, Investment
                                                           Operations, 2006-Present; Investment
                                                           Operations Officer, 2005-2006; Senior
                                                           Manager-Portfolio Operations, 2001-2005

                                                           Ultra Series Fund, Waverly, IA,
                                                           Assistant Treasurer, 2000-Present
---------------------------------------------------------------------------------------------------------------------------------


----------------------------------

(1) Fund Complex consists of the Trust and the Ultra Series Fund with 18 portfolios.
(2)   "Interested person" as defined in the 1940 Act.
(3) Considered an interested trustee because of the position held with the investment adviser of the Trust.

Independent Trustees


---------------------------------------------------------------------------------------------------------------------------------

                                               TERM OF                                             NUMBER OF         OTHER
                                              OFFICE AND                                           PORTFOLIOS       OUTSIDE
                                              LENGTH OF                                           OVERSEEN IN     DIRECTORSHIPS
     NAME AND           POSITION(S) HELD        TIME       PRINCIPAL OCCUPATION(S) DURING             FUND           HELD BY
  YEAR OF BIRTH          WITH THE TRUST       SERVED(1)            PAST FIVE YEARS                 COMPLEX(2)       TRUSTEES
---------------------------------------------------------------------------------------------------------------------------------
Rolf F. Bjelland, CLU   Chairman              2006 -       Ultra Series Fund, Waverly, IA,             32          Regis Corp.,
1938                                          Present      Chairman, 2006-Present; Trustee,                        1982-Present
                                                           2003-Present

                                                           Lutheran Brotherhood Mutual
                                                           Funds
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

                                               TERM OF                                             NUMBER OF         OTHER
                                              OFFICE AND                                           PORTFOLIOS       OUTSIDE
                                              LENGTH OF                                           OVERSEEN IN     DIRECTORSHIPS
     NAME AND           POSITION(S) HELD        TIME       PRINCIPAL OCCUPATION(S) DURING             FUND           HELD BY
  YEAR OF BIRTH          WITH THE TRUST       SERVED(1)            PAST FIVE YEARS                 COMPLEX(2)       TRUSTEES
---------------------------------------------------------------------------------------------------------------------------------
                        Trustee               2003-        Chairman and President, 1983-2002
                                              Present
                                                           Lutheran Brotherhood (now Thrivent
                                                           Financial), Minneapolis, MN, Chief
                                                           Investment Officer, 1983-2002
---------------------------------------------------------------------------------------------------------------------------------
Linda S. Foltz          Trustee               2006 -       Ultra Series Fund, Waverly, IA,             32          Direct Supply,
1950                                          Present      Trustee, 2006-Present                                    Inc., 2003-
                                                                                                                      Present
                                                           Dougherty Consulting, LLC,
                                                           President/Owner, 2005-Present

                                                           Direct Supply, Inc., Executive Vice
                                                           President of Corporate Development
                                                           and Chief Financial Officer,
                                                           1988-2005
---------------------------------------------------------------------------------------------------------------------------------
Steven P. Riege         Trustee               2005 -       Ultra Series Fund, Waverly, IA,             32              None
1954                                          Present      Trustee, 2005-Present

                                                           The Rgroup, Owner/President,
                                                           2001-Present Robert W. Baird &
                                                           Company, Milwaukee, WI, Senior
                                                           Vice President Marketing and Vice
                                                           President Human Resources,
                                                           1986-2001
---------------------------------------------------------------------------------------------------------------------------------
Richard E. Struthers    Chairman,             2006 -       Ultra Series Fund, Waverly, IA,             32          Park Nicollet
1952                    Audit                 Present      Chairman, Audit Committee, 2006-                            Health
                        Committee                          Present; Trustee, 2004-Present                             Services,
                                                                                                                    2001-Present;
                        Trustee               2004 -       Clearwater Capital Management,                          Micro Componet
                                              Present      Minneapolis, MN, Chairman and Chief                       Technology,
                                                           Executive Officer, 1998-Present                           Inc., 2008-
                                                                                                                       Present
                                                           Park Nicollet Health Services, Director,
                                                           2001-Present; Chairman, Finance and
                                                           Investment Committee, 2006-Present

                                                           IAI Mutual Funds, President and
                                                           Director, 1992-1997
---------------------------------------------------------------------------------------------------------------------------------


----------------------------------

(1) Independent trustees serve in such capacity until the trustee reaches the age of 75.
(2) Fund Complex consists of the Trust and the Ultra Series Fund with 18 portfolios.

TRUSTEE COMPENSATION


-------------------------------------------------------------------------------------------
                              AGGREGATE COMPENSATION            TOTAL COMPENSATION FROM
    TRUSTEE NAME                   FROM TRUST(1)              TRUST AND FUND COMPLEX(1),(2)
-------------------------------------------------------------------------------------------
David P. Marks(3)                       none                              none
-------------------------------------------------------------------------------------------
Rolf F. Bjelland                       $32,125                          $64,250
-------------------------------------------------------------------------------------------
Linda S. Foltz                         $25,625                          $51,250
-------------------------------------------------------------------------------------------
Steven P. Riege                        $25,625                          $51,250
-------------------------------------------------------------------------------------------
Richard E. Struthers                   $28,125                          $56,250
-------------------------------------------------------------------------------------------


----------------------------------


(1)   Amounts for the fiscal year ended October 31, 2008.


(2) Fund Complex includes the Trust and the Ultra Series Fund with 18 portfolios.
(3)   Non-compensated interested trustee.

There have been no arrangements or understandings between any trustee or officer and any other person(s) pursuant to which (s)he was selected as a trustee or officer.

COMMITTEES

AUDIT COMMITTEE

Members: Richard E. Struthers, Chairman; Linda S. Foltz; Steven P. Riege; and Rolf F. Bjelland.

Function: The Audit Committee, which has adopted and operates in accordance with a separate Audit Committee charter, has as its purposes to meet with the funds' independent registered public accountants to review the arrangements for and scope of the audit; discuss matters of concern relating to the funds' financial statements, including any adjustments to such statements recommended by the independent registered public accountants, or other results of the audit; consider the independent registered public accountants' comments and suggestions with respect to the funds' financial policies, accounting procedures and internal accounting controls; and review the form of audit opinion the accountants propose to render to the funds.

The Audit Committee also reviews any memoranda prepared by the independent registered public accountants setting forth any recommended procedural changes; considers the effect upon the funds of any changes in accounting principles or practices proposed by management or the independent registered public accountants; reviews audit and non-audit services provided to the funds by the independent registered public accountants and the fees charged for such services; considers whether to retain the accountants for the next fiscal year and evaluates the independence of the independent registered public accountants; and reports to the Board from time to time and makes such recommendations as the committee deems necessary or appropriate.


The Audit Committee met five times in 2008. Four meetings were held in person and one meeting was a telephonic meeting.


TRUSTEES' HOLDINGS

Interested Trustee


As of December 31, 2008, David P. Marks did not own equity securities in the funds or the Fund Complex. The Fund Complex includes the Trust and the Ultra Series Fund with 18 portfolios.


Independent Trustees


The Independent Trustees did not own equity securities in any of the following funds: Conservative Allocation Fund, Moderate Allocation Fund, Cash Reserves Fund, Bond Fund, High Income Fund, Diversified Income Fund, Mid Cap Value Fund, Large Cap Value Fund, Small Cap Value Fund and Small Cap Growth Fund. However, their ownership in the remaining funds as of December 31, 2008 was as follows:



                          ---------------------------------------------------------------------
                                    DOLLAR RANGE OF EQUITY SECURITIES IN THE TRUST(1)
                          -------------------------------------------------------------------------------------------------------
                                                                                                    AGGREGATE DOLLAR RANGE OF
                          AGGRESSIVE         LARGE CAP           MID CAP          INTERNATIONAL     EQUITY SECURITIES IN FUND
                          ALLOCATION          GROWTH             GROWTH               STOCK               COMPLEX(1), (2)
---------------------------------------------------------------------------------------------------------------------------------
NAME OF TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------
Rolf F. Bjelland             None          $10,001-$50,000    $10,001-$50,000     $10,001-$50,000           Over $100,000
---------------------------------------------------------------------------------------------------------------------------------
Linda S. Foltz               None          $10,001-$50,000         None           $10,001-$50,000          $10,001-$50,000
---------------------------------------------------------------------------------------------------------------------------------
Steven P. Riege           $1-$10,000            None            $1-$10,000             None                   $1-$10,000
---------------------------------------------------------------------------------------------------------------------------------
Richard E. Struthers         None               None               None           $10,001-$50,000          $10,001-$50,000
---------------------------------------------------------------------------------------------------------------------------------


------------------------


(1)   Dollar ranges are as follows: none; $1-$10,000; $10,001-$50,000;
      $50,001-$100,000; and over $100,000. Information as of December 31, 2008.


(2) Fund Complex includes the Trust and the Ultra Series Fund with 18 portfolios.

SALES LOAD WAIVERS FOR CERTAIN AFFILIATED PERSONS OF THE TRUST
--------------------------------------------------------------------------------


Class A shares may be offered without front-end sales charges to individuals (and their "immediate family," as described in the prospectus) who within the past twelve months were trustees, directors, officers, or employees of CUNA Mutual Insurance Society or any of its affiliated companies or were trustees of the Trust and the Ultra Series Fund.


CONTROL PERSONS AND PRINCIPAL HOLDERS OF THE TRUST'S SECURITIES
--------------------------------------------------------------------------------


Based upon seed money and other subsequent investments, individually or combined, CUNA Mutual Insurance Society and CUMIS Insurance Society, Inc.
(a wholly-owned subsidiary of CUNA Mutual Insurance Society) own more than 25% of the shares of certain funds as indicated in the chart below and may be deemed to control such funds. Until their ownership is diluted by the sale of shares to other shareholders or the redemption of their seed money and initial investments, CUNA Mutual Insurance Society and CUMIS Insurance Society, Inc. may each be able to significantly influence the outcome of any shareholder vote.

The following tables set forth 5% or more record ownership of shares of each class of each fund, if applicable, as of January 31, 2009.



CLASS A SHARES
--------------------------------------------------------------------------------
                                                    SMALL CAP      SMALL CAP
SHAREHOLDER                                           VALUE         GROWTH
--------------------------------------------------------------------------------
Lorran J. Skinner, Anchorage, AK                                     17.35%
--------------------------------------------------------------------------------
Mark A. Billings, Gifford, IL                                         7.46%
--------------------------------------------------------------------------------
Stephen T. O'Brien, Harvard, MA                      77.61%
--------------------------------------------------------------------------------

CLASS B SHARES
--------------------------------------------------------------------------------
                                                    SMALL CAP      SMALL CAP
SHAREHOLDER                                           VALUE         GROWTH
--------------------------------------------------------------------------------
Ben Rainey, Norfolk, VA                               6.72%
--------------------------------------------------------------------------------
David W. Huckaby, Thompsons Station, TN               7.73%
--------------------------------------------------------------------------------
John W. Butler, Minneapolis, MN                      10.92%
--------------------------------------------------------------------------------
Richard L. Peterson, La Crescent, MN                  6.12%
--------------------------------------------------------------------------------
Pershing LLC*
PO Box 2052                                           5.52%
Jersey City, NJ 07399
--------------------------------------------------------------------------------
Pershing LLC*
PO Box 2052                                          12.90%
Jersey City, NJ 07399
--------------------------------------------------------------------------------
Pershing LLC*
PO Box 2052                                           7.28%
Jersey City, NJ 07399
--------------------------------------------------------------------------------
Pershing LLC*
PO Box 2052                                           5.72%
Jersey City, NJ 07399
--------------------------------------------------------------------------------
Kathleen A. Wesaw, Kalamazoo, MI                                      7.97%
--------------------------------------------------------------------------------
William R. McGhee, Oliver Springs, TN                                 6.39%
--------------------------------------------------------------------------------
Ryan Hassebrook, Prior Lake, MN                                       9.75%
--------------------------------------------------------------------------------
Marian M. Selleck, Cameron, WI                                        9.91%
--------------------------------------------------------------------------------
Pershing LLC*
PO Box 2052                                                           5.03%
Jersey City, NJ 07399
--------------------------------------------------------------------------------
Pershing LLC*
PO Box 2052                                                          15.94%
Jersey City, NJ 07399
--------------------------------------------------------------------------------


------------------------


* Ownership represents ownership of record rather than beneficial ownership.



CLASS C SHARES
--------------------------------------------------------------------------------
                                         CONSERVATIVE    MODERATE    AGGRESSIVE
 SHAREHOLDER                              ALLOCATION    ALLOCATION   ALLOCATION
--------------------------------------------------------------------------------
Nancy S Robbins, Sugar Land, TX             5.26%
--------------------------------------------------------------------------------
Pershing LLC.*
PO Box 2052                                 11.03%
Jersey City, NJ
--------------------------------------------------------------------------------
Lonnie C Rogers, Danbury, CT                              7.77%
--------------------------------------------------------------------------------
Carol E Norris, Aitkin, MN                                5.16%
--------------------------------------------------------------------------------
Pershing LLC.*
PO Box 2052                                               5.01%
Jersey City, NJ
--------------------------------------------------------------------------------
Dawn M Spence, Missouri City, TX                                        5.07%
--------------------------------------------------------------------------------
Jesus S Mendiola, Missouri City, TX                                     6.18%
--------------------------------------------------------------------------------
Scott Horan, Waterloo, IA                                               5.89%
--------------------------------------------------------------------------------
Erin McGowan, Somerset, NJ                                             17.69%
--------------------------------------------------------------------------------
Pershing LLC.*
PO Box 2052                                                             8.67%
Jersey City, NJ
--------------------------------------------------------------------------------
Pershing LLC.*
PO Box 2052                                                             6.76%
Jersey City, NJ
--------------------------------------------------------------------------------


----------------------------------
* Ownership represents ownership of record rather than beneficial ownership.

CLASS Y SHARES

---------------------------------------------------------------------------------------------------------------------------------
                                                                 LARGE   LARGE     MID      MID       SMALL      SMALL
                                              BOND       HIGH     CAP     CAP      CAP      CAP        CAP        CAP     INT'L
SHAREHOLDER                                   FUND      INCOME   VALUE   GROWTH   VALUE    GROWTH     VALUE     GROWTH    STOCK
---------------------------------------------------------------------------------------------------------------------------------
MEMBERS Conservative Allocation Fund
5910 Mineral Point Road                       7.11%     5.57%
Madison, WI 53705
---------------------------------------------------------------------------------------------------------------------------------
MEMBERS Moderate Allocation Fund
5910 Mineral Point Road                      10.05%    11.77%    10.46%   11.39%            11.29%    13.25%     13.45%   11.79%
Madison, WI 53705
---------------------------------------------------------------------------------------------------------------------------------
MEMBERS Aggressive Allocation Fund
5910 Mineral Point Road                                                                      7.78%     6.93%      7.74%
Madison, WI 53705
---------------------------------------------------------------------------------------------------------------------------------
Ultra Series Conservative Allocation Fund
5910 Mineral Point Road                      29.95%    23.75%    13.00%   14.66%                                          12.10%
Madison, WI 53705
---------------------------------------------------------------------------------------------------------------------------------
Ultra Series Moderate Allocation Fund
5910 Mineral Point Road                      35.66%    42.15%    37.52%   39.71%            40.50%    44.64%     49.99%   41.90%
Madison, WI 53705
---------------------------------------------------------------------------------------------------------------------------------
Ultra Series Aggressive Allocation Fund
5910 Mineral Point Road                                 7.46%    11.65%   15.25%            26.81%    26.07%     26.30%   16.35%
Madison, WI 53705
---------------------------------------------------------------------------------------------------------------------------------
Trust Under CMIS Non-Qualified Deferred
Compensation Plan for Employees PRE-05-DC
5910 Mineral Point Road                                           6.08%             7.90%
Madison, WI 53705
---------------------------------------------------------------------------------------------------------------------------------
Trust Under CMIS Non-Qualified Deferred
Compensation Plan for Employees PRE-05-DB
5910 Mineral Point Road                                           6.22%            53.79%
Madison, WI 53705
---------------------------------------------------------------------------------------------------------------------------------
Trust Under CMIS Non-Qualified Deferred
Compensation Plan for Employees POST-04-DC
5910 Mineral Point Road                                                            20.64%    5.33%
Madison, WI 53705
---------------------------------------------------------------------------------------------------------------------------------
Trust Under CMIS Non-Qualified Deferred
Compensation Plan for Employees POST-04-DB
5910 Mineral Point Road                                                             7.71%
Madison, WI 53705
---------------------------------------------------------------------------------------------------------------------------------
Trust Under CMIS Non-Qualified Deferred
Compensation Plan for Directors
5910 Mineral Point Road                                                             9.96%
Madison, WI 53705
---------------------------------------------------------------------------------------------------------------------------------



As of January 31, 2009, the Trust's trustees and officers, as a group, owned less than one percent of the outstanding voting securities of each fund.

PORTFOLIO MANAGEMENT


--------------------------------------------------------------------------------

THE MANAGEMENT AGREEMENT

The Management Agreement ("Agreement") requires that MCA provide continuous professional investment management of the investments of the Trust, including establishing an investment program complying with the investment objectives, policies, and restrictions of each fund. As compensation for its services, the Trust pays MCA a fee computed at an annualized percentage rate of the average daily value of the net assets of each fund as follows:


----------------------------------------------------------------------------------------------------------------------------
                                               TOTAL ADVISORY FEES       TOTAL ADVISORY FEES        TOTAL ADVISORY FEES
                                               INCURRED DURING THE       INCURRED DURING THE        INCURRED DURING THE
                              MANAGEMENT        FISCAL YEAR ENDED         FISCAL YEAR ENDED          FISCAL YEAR ENDED
           FUND                 FEE(3)           OCTOBER 31, 2008          OCTOBER 31, 2007           OCTOBER 31, 2006
----------------------------------------------------------------------------------------------------------------------------
Conservative Allocation(1)       0.20%               $54,734                   $23,224                      $1,247
----------------------------------------------------------------------------------------------------------------------------
Moderate Allocation(1)           0.20%              $163,842                   $88,026                      $3,061
----------------------------------------------------------------------------------------------------------------------------
Aggressive Allocation(1)         0.20%               $53,334                   $28,020                      $1,303
----------------------------------------------------------------------------------------------------------------------------
Cash Reserves                    0.40%               $69,411                   $74,228                     $65,883
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                               TOTAL ADVISORY FEES       TOTAL ADVISORY FEES        TOTAL ADVISORY FEES
                                               INCURRED DURING THE       INCURRED DURING THE        INCURRED DURING THE
                              MANAGEMENT        FISCAL YEAR ENDED         FISCAL YEAR ENDED          FISCAL YEAR ENDED
           FUND                 FEE(3)           OCTOBER 31, 2008          OCTOBER 31, 2007           OCTOBER 31, 2006
----------------------------------------------------------------------------------------------------------------------------
Bond                             0.50%                $671,199                  $533,396                   $518,600
----------------------------------------------------------------------------------------------------------------------------
High Income                      0.55%                $392,802                  $344,871                   $298,829
----------------------------------------------------------------------------------------------------------------------------
Diversified Income               0.65%                $813,679                $1,047,632                 $1,245,230
----------------------------------------------------------------------------------------------------------------------------
Large Cap Value                  0.55%                $903,472                $1,085,328                   $983,596
----------------------------------------------------------------------------------------------------------------------------
Large Cap Growth                 0.75%              $1,238,664                  $986,777                   $939,119
----------------------------------------------------------------------------------------------------------------------------
Mid Cap Value                    0.95%                $511,593                  $696,283                   $637,040
----------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth                   0.75%                $543,410                  $502,286                   $377,980
----------------------------------------------------------------------------------------------------------------------------
Small Cap Value(2)               1.00%                $211,065                  $127,059                          0
----------------------------------------------------------------------------------------------------------------------------
Small Cap Growth(2)              1.00%                $250,627                  $140,861                          0
----------------------------------------------------------------------------------------------------------------------------
International Stock              1.05%              $1,315,045                $1,127,702                   $903,240
----------------------------------------------------------------------------------------------------------------------------
                                 Totals             $7,192,857                $6,805,693                 $5,975,128
                                                    ------------------------------------------------------------------------



(1)   Fund commenced investment operations on June 30, 2006.
(2)   Fund commenced investment operations on December 27, 2006.


(3) Except for the Target Allocation Funds, each fund's management fee will be reduced by 0.05% on assets exceeding $500 million, and by another 0.05% on assets exceeding $1 billion.

MCA has contractually agreed, until at least February 27, 2010, to reimburse all ordinary expenses, other than management, 12b-1, and service fees, of each fund in excess of the following percentages of the average daily net assets of the fund (excluding taxes, interest, brokerage commissions and extraordinary expenses incurred by each fund):


--------------------------------------------------------------------------------
FUND                                                            EXPENSE LIMIT
--------------------------------------------------------------------------------
Conservative Allocation                                             0.25%
--------------------------------------------------------------------------------
Moderate Allocation                                                 0.25%
--------------------------------------------------------------------------------
Aggressive Allocation                                               0.25%
--------------------------------------------------------------------------------
Cash Reserves                                                       0.15%
--------------------------------------------------------------------------------
Bond                                                                0.15%
--------------------------------------------------------------------------------
High Income                                                         0.20%
--------------------------------------------------------------------------------
Diversified Income                                                  0.20%
--------------------------------------------------------------------------------
Large Cap Value                                                     0.40%
--------------------------------------------------------------------------------
Large Cap Growth                                                    0.20%
--------------------------------------------------------------------------------
Mid Cap Value                                                       0.20%
--------------------------------------------------------------------------------
Mid Cap Growth                                                      0.40%
--------------------------------------------------------------------------------
Small Cap Value                                                     0.25%
--------------------------------------------------------------------------------
Small Cap Growth                                                    0.25%
--------------------------------------------------------------------------------
International Stock                                                 0.30%
--------------------------------------------------------------------------------


Any reimbursement made by MCA to a fund is subject to repayment by the fund to the extent that the fund can make the repayment while remaining within its expense cap. Under the expense cap agreement, such repayments (if any), measured on a fiscal year basis, must be made within three years from the date the reimbursement occurred and cannot exceed the expense caps in place during the year in which the expenses were initially waived.


MCA makes the investment decisions and is responsible for the investment and reinvestment of assets; performs research, statistical analysis, and continuous supervision of the funds' investment portfolios; furnishes office space for the Trust; provides the Trust with such accounting data concerning the investment activities of the Trust as is required to be prepared and files all periodic financial reports and other documents required to be filed with the SEC and any other regulatory entity; continuously monitors compliance by the Trust of its investment activities with the requirements of the 1940 Act and the rules promulgated pursuant thereto; and renders such periodic and special reports as may be reasonably requested with respect to matters relating to MCA's duties.

MEMBERS CAPITAL ADVISORS, INC.


CUNA Mutual Investment Corporation, which is a wholly-owned subsidiary of CUNA Mutual Insurance Society, owns 100% of MCA. As of January 31, 2009, the directors and principal officers of MCA are as follows:



David P. Marks             Director and President
Mary E. Hoffmann           Treasurer and Secretary
Thomas J. Merfeld          Vice President
John W. Petchler           Vice President
James H. Metz              Vice President
Kurt Y. Lin                Vice President
Scott R. Powell            Vice President
Timothy S. Halevan         Vice President and Chief Compliance Officer
Tracy K. Lien              Assistant Secretary


THE MANAGEMENT AGREEMENTS WITH SUBADVISERS


As described in the prospectus, MCA manages the assets of the HIGH INCOME, MID CAP VALUE, MID CAP GROWTH, SMALL CAP VALUE, SMALL CAP GROWTH and INTERNATIONAL STOCK FUNDS using a "manager of managers" approach under which MCA allocates some or all of the fund's assets among one or more "specialist" subadvisers (each, a "Subadviser"). The Trust and MCA have received an order from the SEC that permits the hiring of Subadvisers without shareholder approval. If MCA hires a new Subadviser pursuant to the order, shareholders will receive an "information statement" within 90 days after a change in Subadvisers that will provide relevant information about the reason for the change and any new Subadviser(s).


Even though Subadvisers have day-to-day responsibility over the management of the HIGH INCOME, MID CAP GROWTH, SMALL CAP VALUE, SMALL CAP GROWTH, INTERNATIONAL STOCK FUNDS, and the small-cap portion of the assets of the MID CAP VALUE FUND, MCA retains the ultimate responsibility for the performance of these funds and will oversee the Subadvisers and recommend their hiring, termination and replacement.

MCA may, at some future time, employ a subadvisory or "manager of managers" approach to other new or existing funds in addition to the HIGH INCOME, MID CAP VALUE, MID CAP GROWTH, SMALL CAP VALUE, SMALL CAP GROWTH and INTERNATIONAL STOCK FUNDS.

THE SUBADVISER FOR THE HIGH INCOME FUND

As of the date of the prospectus, Shenkman Capital Management, Inc. ("SCM") is the only Subadviser managing the assets of the HIGH INCOME FUND. For its services to the fund, SCM receives a management fee from MCA, computed and accrued daily and paid monthly, based on the average daily net assets in the fund. MCA paid a management fee to SCM as follows:


 Fiscal year ended October 31               Amount
------------------------------           ------------
            2008                           $267,660
            2007                           $235,132
            2006                           $203,779


THE SUBADVISER FOR THE MID CAP VALUE FUND

As of the date of the prospectus, Wellington Management Company, LLP ("Wellington Management") is the only Subadviser managing the small-cap portion of the assets of the MID CAP VALUE FUND. For its services to the fund, Wellington Management receives a management fee from MCA, computed and accrued daily and paid monthly, based on the average daily net assets in the fund managed by Wellington Management. MCA paid a management fee to Wellington Management as follows:


 Fiscal year ended October 31               Amount
------------------------------           ------------
            2008                           $64,495
            2007                           $87,954
            2006                           $80,488

THE SUBADVISER FOR THE MID CAP GROWTH FUND

As of the date of the prospectus, Wellington Management is the only Subadviser managing the assets of the MID CAP GROWTH FUND. For its services to the fund, Wellington Management receives a management fee from MCA, computed and accrued daily and paid monthly, based on the average daily net assets in the fund. MCA paid a management fee to Wellington Management as follows:


Fiscal year ended October 31         Amount
----------------------------         ------
           2008                     $361,674
           2007                     $334,689
           2006                     $252,147


THE SUBADVISER FOR THE SMALL CAP VALUE FUND

As of the date of the prospectus, Wellington Management is the only Subadviser managing the assets of the SMALL CAP VALUE FUND. For its services to the fund, Wellington Management receives a management fee from MCA, computed and accrued daily and paid monthly, based on the average daily net assets in the fund. MCA paid a management fee to Wellington Management as follows:


Fiscal year ended October 31         Amount
----------------------------         ------
           2008                     $147,432
           2007                     $ 89,767


THE SUBADVISER FOR THE SMALL CAP GROWTH FUND

As of the date of the prospectus, Paradigm Asset Management Company, LLC ("Paradigm") is the only Subadviser managing the assets of the SMALL CAP GROWTH FUND. For its services to the fund, Paradigm receives a management fee from MCA, computed and accrued daily and paid monthly, based on the average daily net assets in the fund. MCA paid a management fee to Paradigm as follows:


Fiscal year ended October 31         Amount
----------------------------         ------
           2008                     $175,210
           2007                     $ 99,540


THE SUBADVISER FOR THE INTERNATIONAL STOCK FUND

As of the date of the prospectus, Lazard Asset Management LLC ("Lazard") is the only Subadviser managing the assets of the INTERNATIONAL STOCK FUND. For its services to the fund, Lazard receives a management fee from MCA, computed and accrued daily and paid monthly, based on the average daily net assets in the fund. MCA paid a management fee to Lazard as follows:


Fiscal year ended October 31         Amount
----------------------------         ------
           2008                     $739,437
           2007                     $647,558
           2006                     $536,753


PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

MEMBERS CAPITAL ADVISORS, INC.


Compensation: Portfolio manager compensation at MCA consists of a base salary, an annual incentive award and a long-term incentive award (plus various benefits). The annual award is based primarily on the one-year and three-year performance relative to representative market benchmarks and peer group universes of the specific portfolios or portions of portfolios for which the portfolio managers are responsible. Other factors in the annual award are the overall investment results of MCA for all major clients, and the financial results of MCA and its parent company, CUNA Mutual Insurance Society. The current long-term incentive award program is based on the overall long-term financial metrics established by CUNA Mutual Insurance Society, and if the award is earned and then deferred, it earns returns as if it were invested among any of several MCA-managed funds as directed by the portfolio manager.

Other Accounts Managed (as of October 31, 2008):

SCOTT D. OPSAL - TARGET ALLOCATION FUNDS* and LARGE CAP VALUE FUND



-------------------------------------------------------------------------------------------------------------------------------
                                                                                  ACCOUNTS WITH       TOTAL ASSETS IN ACCOUNTS
                                        NUMBER OF OTHER     TOTAL ASSETS IN     PERFORMANCE-BASED         WITH PERFORMANCE-
      TYPES OF ACCOUNTS                ACCOUNTS MANAGED         ACCOUNTS          ADVISORY FEES          BASED ADVISORY FEES
-------------------------------------------------------------------------------------------------------------------------------
Registered Investment Companies                1              $685,731,928              0                        0
-------------------------------------------------------------------------------------------------------------------------------
Other Pooled Investment Vehicles               0                    0                   0                        0
-------------------------------------------------------------------------------------------------------------------------------
Other Accounts                                 1               $52,615,120              0                        0
-------------------------------------------------------------------------------------------------------------------------------



 *Mr. Opsal began management of the Target Allocation Funds effective February 28, 2009 (previously, he managed the funds from their inception until January
 2008).

SCOTT R. POWELL - TARGET ALLOCATION FUNDS*



-------------------------------------------------------------------------------------------------------------------------------
                                                                                  ACCOUNTS WITH       TOTAL ASSETS IN ACCOUNTS
                                        NUMBER OF OTHER     TOTAL ASSETS IN     PERFORMANCE-BASED      WITH PERFORMANCE-BASED
      TYPES OF ACCOUNTS                ACCOUNTS MANAGED         ACCOUNTS          ADVISORY FEES             ADVISORY FEES
-------------------------------------------------------------------------------------------------------------------------------
Registered Investment Companies                0                    0                   0                        0
-------------------------------------------------------------------------------------------------------------------------------
Other Pooled Investment Vehicles               0                    0                   0                        0
-------------------------------------------------------------------------------------------------------------------------------
Other Accounts                               9,739          $1,510,792,168              0                        0
-------------------------------------------------------------------------------------------------------------------------------



 *Mr. Powell began management of the Target Allocation Funds effective February 28, 2009.

PATRICK F. RYAN - TARGET ALLOCATION FUNDS



-------------------------------------------------------------------------------------------------------------------------------
                                                                                  ACCOUNTS WITH       TOTAL ASSETS IN ACCOUNTS
                                        NUMBER OF OTHER     TOTAL ASSETS IN     PERFORMANCE-BASED      WITH PERFORMANCE-BASED
      TYPES OF ACCOUNTS                ACCOUNTS MANAGED         ACCOUNTS          ADVISORY FEES             ADVISORY FEES
-------------------------------------------------------------------------------------------------------------------------------
Registered Investment Companies                6              $433,578,118              0                        0
-------------------------------------------------------------------------------------------------------------------------------
Other Pooled Investment Vehicles               0                    0                   0                        0
-------------------------------------------------------------------------------------------------------------------------------
Other Accounts                               9,739          $1,510,792,168              0                        0
-------------------------------------------------------------------------------------------------------------------------------


EDWARD J. MEIER - CASH RESERVES FUND


-------------------------------------------------------------------------------------------------------------------------------
                                                                                  ACCOUNTS WITH       TOTAL ASSETS IN ACCOUNTS
                                        NUMBER OF OTHER     TOTAL ASSETS IN     PERFORMANCE-BASED      WITH PERFORMANCE-BASED
      TYPES OF ACCOUNTS                ACCOUNTS MANAGED         ACCOUNTS          ADVISORY FEES             ADVISORY FEES
-------------------------------------------------------------------------------------------------------------------------------
Registered Investment Companies                1              $125,875,166              0                        0
-------------------------------------------------------------------------------------------------------------------------------
Other Pooled Investment Vehicles               0                    0                   0                        0
-------------------------------------------------------------------------------------------------------------------------------
Other Accounts                                 0                    0                   0                        0
-------------------------------------------------------------------------------------------------------------------------------


DEAN J. "JACK" CALL - BOND FUND AND DIVERSIFIED INCOME FUND (FIXED INCOME
PORTION)


-------------------------------------------------------------------------------------------------------------------------------
                                                                                  ACCOUNTS WITH       TOTAL ASSETS IN ACCOUNTS
                                        NUMBER OF OTHER     TOTAL ASSETS IN     PERFORMANCE-BASED      WITH PERFORMANCE-BASED
      TYPES OF ACCOUNTS                ACCOUNTS MANAGED         ACCOUNTS          ADVISORY FEES             ADVISORY FEES
-------------------------------------------------------------------------------------------------------------------------------
Registered Investment Companies                2              $821,035,109              0                        0
-------------------------------------------------------------------------------------------------------------------------------
Other Pooled Investment Vehicles               0                    0                   0                        0
-------------------------------------------------------------------------------------------------------------------------------
Other Accounts                                 0                    0                   0                        0
-------------------------------------------------------------------------------------------------------------------------------


JOHN H. BROWN - DIVERSIFIED INCOME FUND (EQUITY PORTION)


-------------------------------------------------------------------------------------------------------------------------------
                                                                                                             TOTAL ASSETS IN
                                                                                  ACCOUNTS WITH               ACCOUNTS WITH
                                        NUMBER OF OTHER     TOTAL ASSETS IN     PERFORMANCE-BASED           PERFORMANCE-BASED
      TYPES OF ACCOUNTS                ACCOUNTS MANAGED         ACCOUNTS          ADVISORY FEES               ADVISORY FEES
-------------------------------------------------------------------------------------------------------------------------------
Registered Investment Companies                1              $192,951,383              0                          0
-------------------------------------------------------------------------------------------------------------------------------
Other Pooled Investment Vehicles               0                    0                   0                          0
-------------------------------------------------------------------------------------------------------------------------------
Other Accounts                                 2               $96,166,709              0                          0
-------------------------------------------------------------------------------------------------------------------------------


BRUCE A. EBEL - LARGE CAP GROWTH FUND


-------------------------------------------------------------------------------------------------------------------------------
                                                                                                             TOTAL ASSETS IN
                                                                                  ACCOUNTS WITH               ACCOUNTS WITH
                                        NUMBER OF OTHER     TOTAL ASSETS IN     PERFORMANCE-BASED           PERFORMANCE-BASED
      TYPES OF ACCOUNTS                ACCOUNTS MANAGED         ACCOUNTS          ADVISORY FEES               ADVISORY FEES
-------------------------------------------------------------------------------------------------------------------------------
Registered Investment Companies                1              $408,313,427              0                          0
-------------------------------------------------------------------------------------------------------------------------------
Other Pooled Investment Vehicles               0                    0                   0                          0
-------------------------------------------------------------------------------------------------------------------------------
Other Accounts                                 1               $52,615,120              0                          0
-------------------------------------------------------------------------------------------------------------------------------

LIVIA S. ASHER - MID CAP VALUE FUND


-------------------------------------------------------------------------------------------------------------------------------
                                                                                  ACCOUNTS WITH       TOTAL ASSETS IN ACCOUNTS
                                        NUMBER OF OTHER     TOTAL ASSETS IN     PERFORMANCE-BASED      WITH PERFORMANCE-BASED
      TYPES OF ACCOUNTS                ACCOUNTS MANAGED         ACCOUNTS          ADVISORY FEES             ADVISORY FEES
-------------------------------------------------------------------------------------------------------------------------------
Registered Investment Companies                1              $132,218,867              0                        0
-------------------------------------------------------------------------------------------------------------------------------
Other Pooled Investment Vehicles               0                    0                   0                        0
-------------------------------------------------------------------------------------------------------------------------------
Other Accounts                                 0                    0                   0                        0
-------------------------------------------------------------------------------------------------------------------------------


Material Conflicts of Interest: MCA is not aware of any material conflicts related to the management of similar accounts.


Fund Ownership: As of October 31, 2008, the portfolio managers did not own any equity securities in any of the following funds: Aggressive Allocation Fund, Moderate Allocation Fund, Conservative Allocation Fund, Bond Fund, Cash Reserves Fund, Diversified Income Fund, International Stock Fund, Small Cap Value Fund, Small Cap Growth Fund and Mid Cap Growth Fund. However, their ownership in the remaining funds was as follows as of such date:



                                   -----------------------------------------------------------
                                         DOLLAR RANGE OF EQUITY SECURITIES IN THE TRUST(1)
---------------------------------------------------------------------------------------------------------------------
                                                                                                  AGGREGATE DOLLAR
                                                                                                   RANGE OF EQUITY
     NAME OF                                            LARGE CAP     LARGE CAP      MID CAP        SECURITIES IN
 PORTFOLIO MANAGER                    HIGH INCOME         VALUE        GROWTH         VALUE      FUND COMPLEX(1),(2)
---------------------------------------------------------------------------------------------------------------------
Scott D. Opsal                           None             None          None          None       $100,001-$500,000
---------------------------------------------------------------------------------------------------------------------
Scott R. Powell                     $10,001-$50,000       None          None          None       $100,001-$500,000
---------------------------------------------------------------------------------------------------------------------
Patrick F. Ryan                          None             None          None          None           $1-$10,000
---------------------------------------------------------------------------------------------------------------------
Edward J. Meier                          None             None          None          None         $10,001-$50,000
---------------------------------------------------------------------------------------------------------------------
Dean J. "Jack" Call                      None             None          None          None              None
---------------------------------------------------------------------------------------------------------------------
John H. Brown                            None          $1-$10,000    $1-$10,000    $1-$10,000    $100,001-$500,000
---------------------------------------------------------------------------------------------------------------------
Bruce A. Ebel                            None             None          None          None         $10,001-$50,000
---------------------------------------------------------------------------------------------------------------------
Livia S. Asher                           None             None          None          None        $50,001-$100,000
---------------------------------------------------------------------------------------------------------------------


------------------------
(1) Dollar ranges are as follows: none; $1-$10,000; $10,001-$50,000;
    $50,001-$100,000; $100,001-$500,000; $500,001-$1 million; and over $1 million.
(2) Fund Complex includes the Trust and the Ultra Series Fund with 18 portfolios.

SHENKMAN CAPITAL MANAGEMENT, INC.

Compensation: SCM offers a highly competitive total compensation package. All team members receive a complete benefits package, base salary, and an annual bonus predicated on individual and firm performance. The percentage of compensation from salary and bonus varies by a team member's merit. Typically, a bonus is a larger percentage of annual compensation for team members that have made contributions to the firm and achieved a long tenure with the firm.

Portfolio managers represent the majority of the firm's senior management. Their compensation is not formally tied to a specific list of criteria. They are compensated based on their ability to implement the firm's investment strategy, their ability to effectively perform their respective managerial functions, the overall investment performance of the firm, as well as the firm's growth and profitability. All of the senior portfolio managers are owners of the firm.


Other Accounts Managed (as of October 31, 2008):


MARK R. SHENKMAN - HIGH INCOME FUND


-------------------------------------------------------------------------------------------------------------------------------
                                                                                  ACCOUNTS WITH       TOTAL ASSETS IN ACCOUNTS
                                        NUMBER OF OTHER     TOTAL ASSETS IN     PERFORMANCE-BASED      WITH PERFORMANCE-BASED
      TYPES OF ACCOUNTS                ACCOUNTS MANAGED         ACCOUNTS          ADVISORY FEES             ADVISORY FEES
-------------------------------------------------------------------------------------------------------------------------------
Registered Investment Companies                4              $311,000,000              0                        0
-------------------------------------------------------------------------------------------------------------------------------
Other Pooled Investment Vehicles              11            $1,319,000,000              2                    $50,000,000
-------------------------------------------------------------------------------------------------------------------------------
Other Accounts                                78            $5,761,000,000              3                  $1,233,000,000
-------------------------------------------------------------------------------------------------------------------------------


FRANK X. WHITLEY - HIGH INCOME FUND


-------------------------------------------------------------------------------------------------------------------------------
                                                                                  ACCOUNTS WITH       TOTAL ASSETS IN ACCOUNTS
                                        NUMBER OF OTHER     TOTAL ASSETS IN     PERFORMANCE-BASED      WITH PERFORMANCE-BASED
      TYPES OF ACCOUNTS                ACCOUNTS MANAGED         ACCOUNTS          ADVISORY FEES             ADVISORY FEES
-------------------------------------------------------------------------------------------------------------------------------
Registered Investment Companies                0                    0                   0                        0
-------------------------------------------------------------------------------------------------------------------------------
Other Pooled Investment Vehicles               0                    0                   0                        0
-------------------------------------------------------------------------------------------------------------------------------
Other Accounts                                 6            $1,235,000,000              1                   $287,000,000
-------------------------------------------------------------------------------------------------------------------------------

MARK J. FLANAGAN - HIGH INCOME FUND


-------------------------------------------------------------------------------------------------------------------------------
                                                                                  ACCOUNTS WITH       TOTAL ASSETS IN ACCOUNTS
                                        NUMBER OF OTHER     TOTAL ASSETS IN     PERFORMANCE-BASED      WITH PERFORMANCE-BASED
      TYPES OF ACCOUNTS                ACCOUNTS MANAGED         ACCOUNTS          ADVISORY FEES             ADVISORY FEES
-------------------------------------------------------------------------------------------------------------------------------
Registered Investment Companies                3              $287,000,000              0                        0
-------------------------------------------------------------------------------------------------------------------------------
Other Pooled Investment Vehicles               2              $293,000,000              1                   $26,000,000
-------------------------------------------------------------------------------------------------------------------------------
Other Accounts                                11            $1,663,000,000              0                        0
-------------------------------------------------------------------------------------------------------------------------------


Material Conflicts of Interest: As a general matter, SCM attempts to minimize conflicts of interest. To that end, SCM has implemented policies and procedures for the identification of conflicts of interest, a full copy of which is set forth in the firm's compliance manual. In accordance with this policy, SCM has identified certain potential conflicts of interest in connection with its management of the HIGH INCOME FUND.

A potential conflict of interest may arise as a result of SCM's management of other accounts with varying investment guidelines. SCM adheres to a systematic process for the approval, allocation and execution of trades. It is SCM's basic policy that investment opportunities be allocated among client accounts with similar investment objectives fairly over time while attempting to maintain minimum dispersion of returns. Because of the differences in client investment objectives and strategies, risk tolerances, tax status and other criteria, there may, however, be differences among clients in invested positions and securities held. Moreover, SCM may purchase a security for one client account while appropriately selling that same security for another client account. Certain accounts managed by SCM may also be permitted to sell securities short. Accordingly, SCM and its employees may take short positions in equity securities of certain issuers for their own account or for the account of any other client at the same time the debt securities, convertible securities or bank loans of such issuers are held long in client accounts. When SCM or its employees engages in short sales of securities they could be seen as harming the performance of one or more clients, including the HIGH INCOME FUND, for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. Conversely, SCM and its employees may take long positions in equity securities of certain issuers for their own account or for the account of any other client at the same time the debt securities, convertible securities or bank loans of such issuers are sold out of client accounts. SCM also acts as investment manager to companies that have, or may in the future have, non-investment grade securities outstanding. SCM may purchase these securities for its client accounts, including for the HIGH INCOME FUND. Additionally, SCM is not precluded from investing in securities of a company held in some of its client accounts in which such other of its clients have senior or subordinated rights relative to the other, or vice versa.

SCM permits its team members to trade securities for their own accounts. Investment personnel, through their position with the firm, are in a position to take investment opportunities for themselves before such opportunities are executed on behalf of clients. Thus, SCM has an obligation to assure that its team members do not "front-run" trades for clients or otherwise favor their own accounts. To that end, SCM maintains a personal trading policy that includes pre-clearance procedures that require team members to pre-clear trades in securities of non-investment grade rated companies as well as shares of mutual funds for which SCM acts as subadviser.

SCM is entitled to receive performance fees from certain client accounts. The existence of those fees may incentivize the portfolio managers to disproportionately allocate investment opportunities to these accounts. SCM maintains an allocation policy and the firm's chief compliance officer periodically reviews dispersion among the accounts and allocations to ensure that they are being allocated among all eligible accounts in an equitable manner.

SCM may execute transactions between or among client accounts (including rebalancing trades between client accounts) by executing simultaneous purchase and sale orders for the same security. Even in situations where SCM believes there is no disadvantage to its clients, these "cross trade" transactions may nonetheless create an inherent conflict of interest because SCM has a duty to obtain a price equitable for both the selling client and the purchasing client. When engaging in cross transactions, SCM ensures that all parties to the transaction receive at least as favorable a price as would be received if the transaction were executed on the open market.


Fund Ownership: As of October 31, 2008, Mark R. Shenkman, Frank X. Whitley and Mark J. Flanagan did not own equity securities in the funds or Fund Complex. The Fund Complex includes the Trust and the Ultra Series Fund with 18 portfolios.

WELLINGTON MANAGEMENT COMPANY, LLP


Compensation. Wellington Management receives a fee based on the assets of the Mid Cap Value, Mid Cap Growth, and Small Cap Value Funds (the "Funds") managed by Wellington Management, as set forth in the Subadvisory Agreements between Wellington Management and MCA. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to the Funds. The following information relates to the fiscal year ended October 31, 2008.

Wellington Management's compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management's compensation of each Fund's managers listed in the prospectus who are primarily responsible for the day-to-day management of the Funds ("Investment Professionals") includes a base salary and incentive components. The base salaries for each Investment Professional who is a partner of Wellington Management is determined by the managing partners of the firm. A partner's base salary is generally a fixed amount that may change as a result of an annual review. The base salaries for the other Investment Professionals are determined by the Investment Professional's experience and performance in their roles as Investment Professionals. Base salaries for Wellington Management's employees are reviewed annually and may be adjusted based on the recommendation of the Investment Professional's manager, using guidelines established by Wellington Management's compensation committee, which has final oversight responsibility for base salaries of employees of the firm. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Investment Professional and generally each other account managed by such Investment Professional. Each Investment Professional's incentive payment relating to the relevant Fund is linked to the gross pre-tax performance of the portion of the Fund managed by the Investment Professional compared to the benchmark index and/or peer group identified below over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Investment Professionals, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an Investment Professional can, and typically do, represent a significant portion of an Investment Professional's overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management's business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than portfolio performance. Each partner of Wellington Management is eligible to participate in a partner-funded, tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Messrs Boggan and McCormack are partners of the firm.



----------------------------------------------------------------------------------------------------------------------------
FUND                          BENCHMARK INDEX AND/OR PEER GROUP FOR THE INCENTIVE PERIOD
----------------------------------------------------------------------------------------------------------------------------
MID CAP GROWTH FUND           Russell Mid Cap Growth Index (prior to March 1, 2007, the Russell 2500 Growth Index was used)
----------------------------------------------------------------------------------------------------------------------------
MID CAP VALUE FUND            Russell 2500(TM) Value Index
----------------------------------------------------------------------------------------------------------------------------
SMALL CAP VALUE FUND          Russell 2000(R) Value Index
----------------------------------------------------------------------------------------------------------------------------



Other Accounts Managed (as of October 31, 2008):

FRANCIS J. BOGGAN - MID CAP GROWTH FUND



-------------------------------------------------------------------------------------------------------------------------------
                                                                                  ACCOUNTS WITH       TOTAL ASSETS IN ACCOUNTS
                                        NUMBER OF OTHER     TOTAL ASSETS IN     PERFORMANCE-BASED      WITH PERFORMANCE-BASED
      TYPES OF ACCOUNTS                ACCOUNTS MANAGED         ACCOUNTS          ADVISORY FEES             ADVISORY FEES
-------------------------------------------------------------------------------------------------------------------------------
Registered Investment Companies                8              $552,596,269              0                        0
-------------------------------------------------------------------------------------------------------------------------------
Other Pooled Investment Vehicles               8              $422,419,394              0                        0
-------------------------------------------------------------------------------------------------------------------------------
Other Accounts                                23            $1,296,987,567              2                   $255,731,299
-------------------------------------------------------------------------------------------------------------------------------

TIMOTHY J. McCORMACK - MID CAP VALUE FUND


-------------------------------------------------------------------------------------------------------------------------------
                                                                                  ACCOUNTS WITH       TOTAL ASSETS IN ACCOUNTS
                                        NUMBER OF OTHER     TOTAL ASSETS IN     PERFORMANCE-BASED         WITH PERFORMANCE-
      TYPES OF ACCOUNTS                ACCOUNTS MANAGED         ACCOUNTS          ADVISORY FEES          BASED ADVISORY FEES
-------------------------------------------------------------------------------------------------------------------------------
Registered Investment Companies                7              $706,146,914              0                        0
-------------------------------------------------------------------------------------------------------------------------------
Other Pooled Investment Vehicles               3              $134,673,103              0                        0
-------------------------------------------------------------------------------------------------------------------------------
Other Accounts                                18              $793,936,723              1                   $33,623,706
-------------------------------------------------------------------------------------------------------------------------------


TIMOTHY J. McCORMACK - SMALL CAP VALUE FUND


-------------------------------------------------------------------------------------------------------------------------------
                                                                                  ACCOUNTS WITH       TOTAL ASSETS IN ACCOUNTS
                                        NUMBER OF OTHER     TOTAL ASSETS IN     PERFORMANCE-BASED         WITH PERFORMANCE-
      TYPES OF ACCOUNTS                ACCOUNTS MANAGED         ACCOUNTS          ADVISORY FEES          BASED ADVISORY FEES
-------------------------------------------------------------------------------------------------------------------------------
Registered Investment Companies                7              $698,296,817              0                        0
-------------------------------------------------------------------------------------------------------------------------------
Other Pooled Investment Vehicles               3              $134,673,103              0                        0
-------------------------------------------------------------------------------------------------------------------------------
Other Accounts                                18              $793,936,723              1                   $33,623,706
-------------------------------------------------------------------------------------------------------------------------------



SHAUN F. PEDERSEN - MID CAP VALUE FUND



-------------------------------------------------------------------------------------------------------------------------------
                                                                                  ACCOUNTS WITH       TOTAL ASSETS IN ACCOUNTS
                                        NUMBER OF OTHER     TOTAL ASSETS IN     PERFORMANCE-BASED      WITH PERFORMANCE-BASED
      TYPES OF ACCOUNTS                ACCOUNTS MANAGED         ACCOUNTS          ADVISORY FEES             ADVISORY FEES
-------------------------------------------------------------------------------------------------------------------------------
Registered Investment Companies                8              $731,774,098              0                        0
-------------------------------------------------------------------------------------------------------------------------------
Other Pooled Investment Vehicles               7              $340,682,227              2                   $24,437,020
-------------------------------------------------------------------------------------------------------------------------------
Other Accounts                                18              $793,936,723              1                   $33,623,706
-------------------------------------------------------------------------------------------------------------------------------


SHAUN F. PEDERSEN - SMALL CAP VALUE FUND


-------------------------------------------------------------------------------------------------------------------------------
                                                                                  ACCOUNTS WITH       TOTAL ASSETS IN ACCOUNTS
                                        NUMBER OF OTHER     TOTAL ASSETS IN     PERFORMANCE-BASED      WITH PERFORMANCE-BASED
      TYPES OF ACCOUNTS                ACCOUNTS MANAGED         ACCOUNTS          ADVISORY FEES             ADVISORY FEES
-------------------------------------------------------------------------------------------------------------------------------
Registered Investment Companies                8              $723,924,001              0                        0
-------------------------------------------------------------------------------------------------------------------------------
Other Pooled Investment Vehicles               7              $340,682,227              2                   $24,437,020
-------------------------------------------------------------------------------------------------------------------------------
Other Accounts                                18              $793,936,723              1                   $33,623,706
-------------------------------------------------------------------------------------------------------------------------------



Material Conflicts of Interest: Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Funds' Investment Professionals generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Funds. The Investment Professionals make investment decisions for each account, including the Funds, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Funds and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Funds.

An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Funds, or make investment decisions that are similar to those made for the Funds, both of which have the potential to adversely impact the Funds depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, an Investment Professional may purchase the same security for the Funds and one or more other accounts at or about the same time, and in those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Funds' holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Funds. Because incentive payments paid by Wellington Management to the Investment Professionals are tied to revenues earned by Wellington Management, and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management's goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management's investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional's various client mandates.

Fund Ownership: As of October 31, 2008, Francis J. Boggan, Timothy J. McCormack and Shaun F. Pederson did not own equity securities in the funds or Fund Complex. The Fund Complex includes the Trust and the Ultra Series Fund with 18 portfolios.


PARADIGM ASSET MANAGEMENT COMPANY, LLC

Compensation: Paradigm pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to its sub-advisory agreements with MCA.

Paradigm's compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Paradigm's compensation of the investment professionals listed in the prospectus who are primarily responsible for the day-to-day management of the funds ("Paradigm Investment Professionals") includes a base salary and a share of the firm's profits, if any, through their partnership interest in the firm.


Other Accounts Managed (as of October 31, 2008):


JAMES E. FRANCIS - SMALL CAP GROWTH FUND


-------------------------------------------------------------------------------------------------------------------------------
                                                                                  ACCOUNTS WITH       TOTAL ASSETS IN ACCOUNTS
                                        NUMBER OF OTHER     TOTAL ASSETS IN     PERFORMANCE-BASED      WITH PERFORMANCE-BASED
      TYPES OF ACCOUNTS                ACCOUNTS MANAGED         ACCOUNTS          ADVISORY FEES             ADVISORY FEES
-------------------------------------------------------------------------------------------------------------------------------
Registered Investment Companies                1                $3,121,473              0                        0
-------------------------------------------------------------------------------------------------------------------------------
Other Pooled Investment Vehicles               0                    0                   0                        0
-------------------------------------------------------------------------------------------------------------------------------
Other Accounts                                56              $827,727,996              1                   $27,399,275
-------------------------------------------------------------------------------------------------------------------------------


JEFFREY E. MARCUS - SMALL CAP GROWTH FUND


-------------------------------------------------------------------------------------------------------------------------------
                                                                                  ACCOUNTS WITH       TOTAL ASSETS IN ACCOUNTS
                                        NUMBER OF OTHER     TOTAL ASSETS IN     PERFORMANCE-BASED         WITH PERFORMANCE-
      TYPES OF ACCOUNTS                ACCOUNTS MANAGED         ACCOUNTS          ADVISORY FEES          BASED ADVISORY FEES
-------------------------------------------------------------------------------------------------------------------------------
Registered Investment Companies                1                $3,121,473              0                        0
-------------------------------------------------------------------------------------------------------------------------------
Other Pooled Investment Vehicles               0                    0                   0                        0
-------------------------------------------------------------------------------------------------------------------------------
Other Accounts                                56              $827,727,996              1                   $27,399,275
-------------------------------------------------------------------------------------------------------------------------------


GREGORY PAI - SMALL CAP GROWTH FUND


-------------------------------------------------------------------------------------------------------------------------------
                                                                                  ACCOUNTS WITH       TOTAL ASSETS IN ACCOUNTS
                                        NUMBER OF OTHER     TOTAL ASSETS IN     PERFORMANCE-BASED      WITH PERFORMANCE-BASED
      TYPES OF ACCOUNTS                ACCOUNTS MANAGED         ACCOUNTS          ADVISORY FEES             ADVISORY FEES
-------------------------------------------------------------------------------------------------------------------------------
Registered Investment Companies                1                $3,121,473              0                        0
-------------------------------------------------------------------------------------------------------------------------------
Other Pooled Investment Vehicles               0                    0                   0                        0
-------------------------------------------------------------------------------------------------------------------------------
Other Accounts                                56              $827,727,996              1                   $27,399,275
-------------------------------------------------------------------------------------------------------------------------------


Material Conflicts of Interest: Paradigm Investment Professionals manage multiple portfolios for multiple clients. These accounts may include, but not be limited to, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations), bank common trust accounts, and hedge funds. The Paradigm Investment Professionals generally manage portfolios in several different investment styles. These portfolios may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the fund. The Paradigm Investment Professionals make investment decisions for the fund based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that portfolio. Consequently, the Paradigm Investment Professionals may purchase or sell securities, including IPOs, for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. A Paradigm Investment Professional or other investment professionals at Paradigm may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the fund, or make investment decisions that are similar to those made for the fund, both of which have the potential to adversely impact the fund depending on market conditions. For example, a Paradigm Investment Professional may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures, including performance fees, that are or have the potential to be higher, in some cases significantly higher, than the fees paid by the fund to Paradigm. Finally, the Paradigm Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Paradigm's goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Paradigm has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Paradigm monitors a variety of areas, including compliance with primary fund guidelines, the allocation of IPOs, and compliance with the firm's code of ethics. Paradigm periodically assesses whether its Paradigm Investment Professionals have adequate time and resources to effectively manage their various client mandates.


Fund Ownership: As of October 31, 2008, James E. Francis, Jeffrey E. Marcus and Gregory Pai did not own equity securities in the funds or Fund Complex. The Fund Complex includes the Trust and the Ultra Series Fund with 18 portfolios.


LAZARD ASSET MANAGEMENT LLC

Compensation: Lazard's portfolio managers are generally responsible for managing multiple types of accounts that may, or may not, have similar investment objectives, strategies, risks and fees to those managed on behalf of the INTERNATIONAL STOCK FUND. Portfolio managers responsible for managing the fund may also manage sub-advised registered investment companies, collective investment trusts, unregistered funds and/or other pooled investment vehicles, separate accounts, separately managed account programs (often referred to as "wrap accounts") and model portfolios.

Lazard compensates portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in cash. Portfolio managers are compensated on the performance of the aggregate group of portfolios managed by them rather than for a specific fund or account. Various factors are considered in the determination of a portfolio manager's compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce Lazard's investment philosophy such as leadership, teamwork and commitment.

Total compensation is not fixed, but rather is based on the following factors:
(i) maintenance of current knowledge and opinions on companies owned in the portfolio; (ii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts;
(iii) ability and willingness to develop and share ideas on a team basis; and
(iv) the performance results of the portfolios managed by the investment team.

Variable bonus is based on the portfolio manager's quantitative performance as measured by his or her ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by them, by comparison of each account to a predetermined benchmark (as set forth in the prospectus) over the current fiscal year and the longer-term performance (3-, 5- or 10-year, if applicable) of such account, as well as performance of the account relative to peers. In addition, the portfolio manager's bonus can be influenced by subjective measurement of the manager's ability to help others make investment decisions.

Portfolio managers also have an interest in the Lazard Asset Management LLC Equity Plan, an equity based incentive program for Lazard. The plan offers permanent equity in Lazard to a significant number of its professionals, including portfolio managers, as determined by the board of directors of Lazard, from time to time. This plan gives certain Lazard employees a permanent equity interest in Lazard and an opportunity to participate in the future growth of Lazard.


Other Accounts Managed (as of October 31 2008):


JOHN R. REINSBERG - INTERNATIONAL STOCK FUND


-------------------------------------------------------------------------------------------------------------------------------
                                                                                  ACCOUNTS WITH       TOTAL ASSETS IN ACCOUNTS
                                        NUMBER OF OTHER     TOTAL ASSETS IN     PERFORMANCE-BASED         WITH PERFORMANCE-
      TYPES OF ACCOUNTS                ACCOUNTS MANAGED         ACCOUNTS          ADVISORY FEES          BASED ADVISORY FEES
-------------------------------------------------------------------------------------------------------------------------------
Registered Investment Companies                6              $962,027,557              2                   $36,070,054
-------------------------------------------------------------------------------------------------------------------------------
Other Pooled Investment Vehicles               4               $81,398,074              2                   $80,424,546
-------------------------------------------------------------------------------------------------------------------------------
Other Accounts                                56            $3,461,805,636              0                        0
-------------------------------------------------------------------------------------------------------------------------------


MICHAEL A. BENNETT - INTERNATIONAL STOCK FUND


-------------------------------------------------------------------------------------------------------------------------------
                                                                                  ACCOUNTS WITH       TOTAL ASSETS IN ACCOUNTS
                                        NUMBER OF OTHER     TOTAL ASSETS IN     PERFORMANCE-BASED         WITH PERFORMANCE-
      TYPES OF ACCOUNTS                ACCOUNTS MANAGED         ACCOUNTS          ADVISORY FEES          BASED ADVISORY FEES
-------------------------------------------------------------------------------------------------------------------------------
Registered Investment Companies                7              $993,091,442              1                 $1,496,709,497
-------------------------------------------------------------------------------------------------------------------------------
Other Pooled Investment Vehicles              10               $97,191,555              0                        0
-------------------------------------------------------------------------------------------------------------------------------
Other Accounts                               454            $4,727,188,447              0                        0
-------------------------------------------------------------------------------------------------------------------------------


MICHAEL G. FRY - INTERNATIONAL STOCK FUND


-------------------------------------------------------------------------------------------------------------------------------
                                                                                  ACCOUNTS WITH       TOTAL ASSETS IN ACCOUNTS
                                        NUMBER OF OTHER     TOTAL ASSETS IN     PERFORMANCE-BASED         WITH PERFORMANCE-
      TYPES OF ACCOUNTS                ACCOUNTS MANAGED         ACCOUNTS          ADVISORY FEES          BASED ADVISORY FEES
-------------------------------------------------------------------------------------------------------------------------------
Registered Investment Companies                4              $724,139,347              0                        0
-------------------------------------------------------------------------------------------------------------------------------
Other Pooled Investment Vehicles              14              $548,625,266              0                        0
-------------------------------------------------------------------------------------------------------------------------------
Other Accounts                                30            $3,663,046,440              0                        0
-------------------------------------------------------------------------------------------------------------------------------


JAMES M. DONALD - INTERNATIONAL STOCK FUND


-------------------------------------------------------------------------------------------------------------------------------
                                                                                  ACCOUNTS WITH       TOTAL ASSETS IN ACCOUNTS
                                        NUMBER OF OTHER     TOTAL ASSETS IN     PERFORMANCE-BASED         WITH PERFORMANCE-
      TYPES OF ACCOUNTS                ACCOUNTS MANAGED         ACCOUNTS          ADVISORY FEES          BASED ADVISORY FEES
-------------------------------------------------------------------------------------------------------------------------------
Registered Investment Companies               11            $5,830,883,392              1                 $1,496,709,497
-------------------------------------------------------------------------------------------------------------------------------
Other Pooled Investment Vehicles              53            $2,125,277,954              2                   $347,130,055
-------------------------------------------------------------------------------------------------------------------------------
Other Accounts                               168            $2,938,841,502              1                   $326,553,069
-------------------------------------------------------------------------------------------------------------------------------


BRIAN PESSIN - INTERNATIONAL STOCK FUND


-------------------------------------------------------------------------------------------------------------------------------
                                                                                  ACCOUNTS WITH       TOTAL ASSETS IN ACCOUNTS
                                        NUMBER OF OTHER     TOTAL ASSETS IN     PERFORMANCE-BASED         WITH PERFORMANCE-
      TYPES OF ACCOUNTS                ACCOUNTS MANAGED         ACCOUNTS          ADVISORY FEES          BASED ADVISORY FEES
-------------------------------------------------------------------------------------------------------------------------------
Registered Investment Companies               18              $870,767,008              2                  $157,135,309
-------------------------------------------------------------------------------------------------------------------------------
Other Pooled Investment Vehicles               4              $372,811,281              0                        0
-------------------------------------------------------------------------------------------------------------------------------
Other Accounts                                38            $1,091,686,204              0                        0
-------------------------------------------------------------------------------------------------------------------------------


MICHAEL POWERS - INTERNATIONAL STOCK FUND


-------------------------------------------------------------------------------------------------------------------------------
                                                                                  ACCOUNTS WITH       TOTAL ASSETS IN ACCOUNTS
                                        NUMBER OF OTHER     TOTAL ASSETS IN     PERFORMANCE-BASED         WITH PERFORMANCE-
      TYPES OF ACCOUNTS                ACCOUNTS MANAGED         ACCOUNTS          ADVISORY FEES          BASED ADVISORY FEES
-------------------------------------------------------------------------------------------------------------------------------
Registered Investment Companies                7              $885,865,962              1                 $1,496,709,497
-------------------------------------------------------------------------------------------------------------------------------
Other Pooled Investment Vehicles              23              $405,750,713              0                        0
-------------------------------------------------------------------------------------------------------------------------------
Other Accounts                               491            $9,348,108,335              0                        0
-------------------------------------------------------------------------------------------------------------------------------

ERIK McKEE - INTERNATIONAL STOCK FUND


-------------------------------------------------------------------------------------------------------------------------------
                                                                                  ACCOUNTS WITH       TOTAL ASSETS IN ACCOUNTS
                                        NUMBER OF OTHER     TOTAL ASSETS IN     PERFORMANCE-BASED         WITH PERFORMANCE-
      TYPES OF ACCOUNTS                ACCOUNTS MANAGED         ACCOUNTS          ADVISORY FEES          BASED ADVISORY FEES
-------------------------------------------------------------------------------------------------------------------------------
Registered Investment Companies               47            $2,088,292,874              2                  $347,130,055
-------------------------------------------------------------------------------------------------------------------------------
Other Pooled Investment Vehicles              11            $5,834,067,327              0                        0
-------------------------------------------------------------------------------------------------------------------------------
Other Accounts                                91            $2,325,276,270              1                  $326,553,069
-------------------------------------------------------------------------------------------------------------------------------


ROHIT CHOPRA - INTERNATIONAL STOCK FUND


-------------------------------------------------------------------------------------------------------------------------------
                                                                                  ACCOUNTS WITH       TOTAL ASSETS IN ACCOUNTS
                                        NUMBER OF OTHER     TOTAL ASSETS IN     PERFORMANCE-BASED         WITH PERFORMANCE-
      TYPES OF ACCOUNTS                ACCOUNTS MANAGED         ACCOUNTS          ADVISORY FEES          BASED ADVISORY FEES
-------------------------------------------------------------------------------------------------------------------------------
Registered Investment Companies               47            $2,088,292,874              2                  $347,130,055
-------------------------------------------------------------------------------------------------------------------------------
Other Pooled Investment Vehicles              11            $5,834,067,327              0                        0
-------------------------------------------------------------------------------------------------------------------------------
Other Accounts                                91            $2,325,276,270              1                  $326,553,069
-------------------------------------------------------------------------------------------------------------------------------


EDWARD ROSENFELD - INTERNATIONAL STOCK FUND


-------------------------------------------------------------------------------------------------------------------------------
                                                                                  ACCOUNTS WITH       TOTAL ASSETS IN ACCOUNTS
                                        NUMBER OF OTHER     TOTAL ASSETS IN     PERFORMANCE-BASED         WITH PERFORMANCE-
      TYPES OF ACCOUNTS                ACCOUNTS MANAGED         ACCOUNTS          ADVISORY FEES          BASED ADVISORY FEES
-------------------------------------------------------------------------------------------------------------------------------
Registered Investment Companies               16              $821,154,442              2                  $157,135,309
-------------------------------------------------------------------------------------------------------------------------------
Other Pooled Investment Vehicles               3              $116,629,967              0                        0
-------------------------------------------------------------------------------------------------------------------------------
Other Accounts                                 5               $74,082,071              0                        0
-------------------------------------------------------------------------------------------------------------------------------


Material Conflicts of Interest: Although the potential for conflicts of interest exist when an investment adviser and portfolio managers manage other accounts with similar investment objectives and strategies as the fund ("Similar Accounts"), Lazard has procedures in place that are designed to ensure that all accounts are treated fairly and that the fund is not disadvantaged, including procedures regarding trade allocations and "conflicting trades" (e.g., long and short positions in the same security, as described below). In addition, the fund, as a registered investment company, is subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.

Potential conflicts of interest may arise because of Lazard's management of the fund and Similar Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Lazard may be perceived as causing accounts it manages to participate in an offering to increase Lazard's overall allocation of securities in that offering, or to increase Lazard's ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as Lazard may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. Additionally, portfolio managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the fund, that they are managing on behalf of Lazard. Although Lazard does not track each individual portfolio manager's time dedicated to each account, Lazard periodically reviews each portfolio manager's overall responsibilities to ensure that they are able to allocate the necessary time and resources to effectively manage the fund. In addition, Lazard could be viewed as having a conflict of interest to the extent that Lazard and/or portfolios managers have a materially larger investment in a Similar Account than their investment in the fund.

A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account. Lazard manages hedge funds that are subject to performance/incentive fees. Certain hedge funds managed by Lazard may also be permitted to sell securities short. When Lazard engages in short sales of securities of the type in which the fund invests, Lazard could be seen as harming the performance of the fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. As described above, Lazard has procedures in place to address these conflicts. Additionally, Lazard currently does not have any portfolio managers that manage both hedge funds that engage in short sales and long-only accounts, including open-end and closed-end registered investment companies.

The preceding chart includes information regarding the members of the portfolio management team responsible for managing the fund. Specifically, it shows the number of other portfolios and assets (as of the most recent fiscal year end) managed by each team member. As noted in the chart, the portfolio managers managing the fund may also individually be members of management teams that are responsible for managing Similar Accounts. A significant proportion of these Similar Accounts may be within separately managed account programs, where the third party program sponsor is responsible for applying specific client objectives, guidelines and limitations against the model portfolio managed by the portfolio management team. Regardless of the number of accounts, the portfolio management team still manages each account based on a model portfolio as previously described.


Fund Ownership: As of October 31, 2008, John R. Reinsberg, Michael A. Bennett, Michael G. Fry, James M. Donald, Brian Pessin, Michael Powers, Erik McKee, Rohit Chopra and Edward Rosenfeld did not own equity securities in the funds or Fund Complex. The Fund Complex includes the Trust and the Ultra Series Fund with 18 portfolios.


TRANSFER AGENT
--------------------------------------------------------------------------------

Boston Financial Data Services, 2000 Crown Colony Drive, Quincy, Massachusetts 02169, is the funds' transfer agent. Shareholders can reach a MEMBERS Mutual Funds representative at 1-800-877-6089. Shareholder inquiries and transaction requests should be sent to:

  REGULAR MAIL:                          EXPRESS, CERTIFIED OR REGISTERED MAIL:
  MEMBERS Mutual Funds                   MEMBERS Mutual Funds
  P.O. Box 8390                          c/o Boston Financial Data Services
  Boston, MA 02266-8390                  30 Dan Road
                                         Canton, MA 02021-2809
CUSTODIAN
--------------------------------------------------------------------------------


State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is the custodian for the securities and cash of the Trust. The custodian holds for the Trust all securities and cash owned by the Trust and receives for the Trust all payments of income, payments of principal or capital distributions with respect to securities owned by the Trust. Also, the custodian receives payment for the shares issued by the Trust. The custodian releases and delivers securities and cash upon proper instructions from the Trust. Pursuant to, and in furtherance of, a custody agreement with the custodian, the Trust uses automated instructions and a cash data entry system to transfer monies to and from the Trust's account at the custodian.

DISTRIBUTION
--------------------------------------------------------------------------------


PRINCIPAL UNDERWRITER AND DISTRIBUTION OF FUND SHARES


Shares of the Trust are offered continuously. CUNA Brokerage Services, Inc. ("CBSI"), with its principal place of business located at 2000 Heritage Way, Waverly, Iowa 50677, is the Trust's principal underwriter and distributor. CBSI is an affiliate of MCA, and is owned by CUNA Mutual Investment Corporation which in turn is owned by CUNA Mutual Insurance Society.

The shares are currently issued and redeemed through CBSI, pursuant to a distribution agreement (the "Distribution Agreement") between the Trust and CBSI. Shares of the Trust are purchased and redeemed at NAV (see the "Net Asset Value of Shares" section, below), plus the applicable sales charge (if any) on purchases and less the applicable contingent deferred sales charges (if any) on redemptions. The Distribution Agreement provides that CBSI will use its best efforts to render services to the Trust, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, it will not be liable to the Trust or any shareholder for any error of judgment or mistake of law or any act or omission or for any losses sustained by the Trust or its shareholders.

The aggregate dollar amount of underwriting commission (i.e., front-end sales loads) paid to CBSI for the fiscal years ended October 31, 2008, 2007 and 2006 was $2,311,598, $2,856,601 and$1,826,369, respectively. Of these amounts, CBSI retained $2,137,175, $2,632,094 and $1,755,554, respectively.

The aggregate dollar amount of compensation on redemptions (i.e., contingent deferred sales charges) paid to CBSI for the fiscal years ended October 31, 2008, 2007 and 2006 was $378,745, $418,927 and $672,890, respectively. Of these amounts, CBSI retained $378,745, $418,927 and $672,890, respectively.


The table below shows the commissions and other compensation received by each principal underwriter, who is an affiliated person of the Trust or an affiliated person of that affiliated person, directly or indirectly, from the Trust during the Trust's most recent fiscal year:


-----------------------------------------------------------------------------------------------------------------
                                     NET UNDERWRITING      COMPENSATION ON
                                      DISCOUNTS AND        REDEMPTIONS AND       BROKERAGE           OTHER
NAME OF PRINCIPAL UNDERWRITER         COMMISSIONS(1)        REPURCHASES(2)      COMMISSIONS      COMPENSATION(3)
-----------------------------------------------------------------------------------------------------------------
CUNA BROKERAGE SERVICES, INC.           $2,137,175             $378,745            none            $3,290,401
-----------------------------------------------------------------------------------------------------------------


------------------------
(1) Reflects amount paid to CBSI from front-end sales loads.
(2) Reflects amount paid to CBSI from contingent deferred sales charges.
(3) Reflects amount paid to CBSI under the distribution plans discussed below.

DISTRIBUTION PLANS AND AGREEMENT

Under the Distribution Agreement, CBSI is obligated to use its best efforts to sell shares of the Trust. Shares of the Trust may be sold by selected broker-dealers (the "Selling Brokers") which have entered into selling agency agreements with CBSI. CBSI accepts orders for the purchase of the shares of the Trust at the NAV next determined, plus any applicable sales charge. In connection with the sale of Class A shares of the Trust, CBSI and Selling Brokers receive compensation from a sales charge imposed at the time of sale. In connection with the sale of Class B and Class C shares of the Trust, CBSI and Selling Brokers receive compensation from a sales charge imposed on a deferred basis.

The Board also adopted distribution plans with respect to the Trust's Class A, Class B and Class C shares (the "Plans") pursuant to Rule 12b-1 under the 1940 Act. Under the Plans, with the exception of the CASH RESERVES FUND, the Trust will pay service fees for Class A, Class B and Class C shares at an aggregate annual rate of 0.25% of each fund's daily net assets attributable to the respective class of shares. The Trust will also pay distribution fees for Class B and Class C shares at an aggregate annual rate of 0.75% of each fund's daily net assets attributable to Class B and Class C, respectively. The distribution fees will be used to reimburse CBSI for its distribution expenses with respect to Class B and Class C shares, including but not limited to: (i) initial and ongoing sales compensation to Selling Brokers and others engaged in the sale of fund shares, (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of fund shares and (iii) interest expenses on unreimbursed distribution expenses. The service fees will be used to compensate Selling Brokers and others for providing personal and account maintenance services to shareholders. In the event that CBSI is not fully reimbursed for expenses it incurs under either the Class B Plan or the Class C Plan in any fiscal year, CBSI may carry these expenses forward, provided, however, that the Board may terminate the Class B Plan or the Class C Plan and thus the Trust's obligation to make further payments at any time. Accordingly, the Trust does not treat unreimbursed expenses relating to the Class B or Class C shares as a liability.

The Plans are "compensation plans" which means that payments under the Plans are based upon a percentage of daily net assets attributable to the respective class of shares of each fund, regardless of the amounts actually paid or expenses actually incurred by CBSI; however, in no event may such payments exceed the maximum allowable fee. It is, therefore, possible that CBSI may realize a profit in a particular year as a result of these payments. A fund may engage in joint distribution activities with other MEMBERS Mutual Funds and to the extent the expenses are not allocated to a specific fund, expenses will be allocated based on the fund's net assets.

The Class A Plan and the Class B Plan were approved by the initial shareholder of the Trust, and the Class C Plan was approved by the Board. The Plans have also been approved annually by a majority of the Board, including a majority of the trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plans (the "Independent Trustees"), by votes cast in person at meetings called for the purpose of voting on such Plans.

Pursuant to the Plans, at least quarterly, CBSI provides the Trust with a written report of the amounts expended under the Plans and the purpose for which these expenditures were made. The Board reviews these reports on a quarterly basis to determine their continued appropriateness.

The Plans provide that they continue in effect only so long as their continuance is approved at least annually by a majority of both the Board and the Independent Trustees. Each Plan provides that it may be terminated without penalty: (a) by vote of a majority of the Independent Trustees; (b) by a vote of a majority of the votes attributable to a fund's outstanding shares of the applicable class in each case upon 60 days' written notice to CBSI; and (c) automatically in the event of assignment. Each of the Plans further provides that it may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the votes attributable to the outstanding shares of the class of the Trust which has voting rights with respect to the Plan. And finally, each of the Plans provides that no material amendment to the Plan will, in any event, be effective unless it is approved by a majority vote of both the Board and the Independent Trustees. The holders of Class A shares, Class B shares and Class C shares have exclusive voting rights with respect to the Plan applicable to their respective class of shares. In adopting the Plans, the Board concluded that, in its judgment, there is a reasonable likelihood that each Plan will benefit the holders of the applicable class of shares of the fund.


The table below shows the dollar amounts spent by the Trust under the Plans for the fiscal year ended October 31, 2008 for each of the following items:



                                                                           ------------------------------------------------
                                                                            CLASS A PLAN     CLASS B PLAN     CLASS C PLAN
---------------------------------------------------------------------------------------------------------------------------
Advertising                                                                       0             $75,989            $32
---------------------------------------------------------------------------------------------------------------------------
Printing and mailing of prospectuses to other than current shareholders           0                0              $722
---------------------------------------------------------------------------------------------------------------------------
Compensation to underwriters                                                      0                0                0
---------------------------------------------------------------------------------------------------------------------------
Compensation to selling brokers                                              $1,257,478       $1,803,562        $21,805
---------------------------------------------------------------------------------------------------------------------------
Compensation to sales personnel                                                   0            $138,287          $1,255
---------------------------------------------------------------------------------------------------------------------------
Interest, carrying, or other financing charges                                    0                0                0
---------------------------------------------------------------------------------------------------------------------------
   Total                                                                     $1,257,478       $2,017,838        $23,814
---------------------------------------------------------------------------------------------------------------------------


BROKERAGE
--------------------------------------------------------------------------------

MCA and the Subadvisers are responsible for: (1) decisions to buy and sell securities for each of the funds, (2) the selection of brokers and dealers to effect such transactions and (3) the negotiation of brokerage commissions, if any, charged on such transactions.

Purchases and sales of securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution and other services provided by the broker in light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Board.

In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of a security usually includes a profit to the dealer. Where transactions are made in the over-the-counter market, the Trust will deal with the primary market makers unless equal or more favorable prices are otherwise obtainable. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. Securities purchased from dealers serving as market makers will include a spread between the bid and ask price, which is the amount of compensation to the dealer.

The Trust expects that purchases and sales of money market instruments usually will be principal transactions. Money market instruments are normally purchased directly from the issuer or from an underwriter or market maker for the securities. There usually will be no brokerage commissions paid for such purchases.

With respect to the TARGET ALLOCATION FUNDS, shares of underlying funds, except for ETFs, will be purchased in principal transactions directly from the issuer of the underlying fund and brokers will not be used. The TARGET ALLOCATION FUNDS will not incur any commissions or sales charges when they purchase shares of the underlying funds, except for ETFs, as they are traded on securities exchanges.

In effecting transactions in portfolio securities, MCA and the Subadvisers give primary consideration to obtaining best execution of orders at the most favorable prices. This means that MCA and the Subadvisers will seek to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable under the circumstances. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations. Although MCA and the Subadvisers generally will seek reasonably competitive spreads or commissions, the funds do not necessarily pay the lowest commission available. In the selection of brokers and dealers to execute portfolio transactions, MCA and the Subadvisers are authorized to consider not only prices and rates of brokerage commissions, but also other relevant factors, including without limitation: (1) the overall direct net economic result (involving both price paid or received and any commissions and other costs paid), (2) the broker or dealer's execution capabilities, including its operational facilities, (3) the efficiency with which the transaction is effected, (4) the ability to effect the transaction where a large block of securities is involved, (5) the availability of the broker to stand ready to execute potentially difficult transactions in the future, (6) the financial strength and stability of the broker, (7) research, brokerage and other services provided by such broker or dealer when MCA or a Subadviser believes that such services will enhance its general portfolio management capabilities and (8) the risk to such broker or dealer of positioning a block of securities. Such considerations are judgmental and are weighed by MCA and the Subadvisers in determining the overall reasonableness of brokerage commissions paid.

With regard to (7) above, the research and brokerage services may be provided by third-parties and are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Any such research and brokerage services provided by brokers to the Trust or to MCA and the Subadvisers is considered to be in addition to and not in lieu of services required to be performed by MCA and the Subadvisers. Such services are used by MCA and the Subadvisers in connection with all of their investment activities, and some of such services obtained in connection with the execution of transactions for the funds may be used in managing other investment accounts. Conversely, brokers or dealers furnishing such services may be selected for the execution of transactions of other accounts, whose aggregate assets are far larger than those of the funds, and the services furnished by such brokers or dealers may be used by MCA and the Subadvisers in providing investment advisory services for the funds. Therefore, the correlation of the cost of research to MCA's individual clients, including the Trust, is indeterminable and cannot practically be allocated among the Trust and MCA's or the Subadvisers' other clients.

In addition to the general research services described above, MCA and the Subadvisers may receive various specific research products and services which are paid for by directing a portion of commissions on specified transactions up to a specified amount for each service to be paid by the brokers handling the transactions to the vendors of the products. The commission rates on such transactions are sometimes higher than on transactions on which such research products and services are not received.

Consistent with the above, the Trust may effect principal transactions with a broker or dealer that furnishes brokerage or research services. Such transactions include certain "riskless principal" transactions through certain dealers in the over-the-counter market under which commissions are paid on such transaction. Accordingly, the net prices or commission rates charged by any such broker or dealer may be greater than the amount another firm might charge if MCA or the Subadviser determines in good faith that the amount of such net prices and commissions is reasonable in relation to the value of the services and research information provided by such broker-dealer to the Trust.

On occasions when MCA or a Subadviser determines that the purchase or sale of a security is in the best interest of a fund as well as its other advisory clients (including any other fund or other advisory account for which MCA, the Subadviser or an affiliate acts as investment adviser), MCA or the Subadviser, to the extent permitted by applicable laws and regulations, may aggregate the securities being sold or purchased for the fund with those being sold or purchased for such other customers in order to obtain the best net price and most favorable execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, is made by MCA or a Subadviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the fund and such other customers. In some instances, this procedure may adversely affect the price and size of the position obtainable for a fund. MCA and the Subadvisers have established various policies and procedures that assure equitable treatment of all accounts.

The policy with respect to brokerage is and will be reviewed by the Board from time to time. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be changed, modified or eliminated without prior notice to shareholders.

The Trust paid the following amounts in brokerage commissions for the fiscal years ended October 31:


----------------------------------------------------------------------------------------
FUND                                        2008              2007              2006
----------------------------------------------------------------------------------------
Conservative Allocation(1)                       -                 -                 -
----------------------------------------------------------------------------------------
Moderate Allocation(1)                        $668              $237               $18
----------------------------------------------------------------------------------------
Aggressive Allocation(1)                      $464              $151               $18
----------------------------------------------------------------------------------------
Cash Reserves                                    -                 -                 -
----------------------------------------------------------------------------------------
Bond                                             -                 -                 -
----------------------------------------------------------------------------------------
High Income                                      -                 -            $2,112
----------------------------------------------------------------------------------------
Diversified Income                         $30,622           $72,761           $87,840
----------------------------------------------------------------------------------------
Large Cap Value                           $113,186          $111,461           $67,121
----------------------------------------------------------------------------------------
Large Cap Growth                          $315,432          $152,364          $173,326
----------------------------------------------------------------------------------------
Mid Cap Value                              $84,923           $69,649           $66,531
----------------------------------------------------------------------------------------
Mid Cap Growth                            $138,017          $113,188           $94,527
----------------------------------------------------------------------------------------
Small Cap Value(2)                         $18,770           $13,405                 -
----------------------------------------------------------------------------------------
Small Cap Growth(2)                        $80,099           $54,370                 -
----------------------------------------------------------------------------------------
International Stock                       $213,924          $193,113          $157,270
----------------------------------------------------------------------------------------


------------------------
(1) Fund commenced investment operations on June 30, 2006.
(2) Fund commenced investment operations on December 27, 2006.


During the fiscal year ended October 31, 2008, the Trust paid $696,284 in brokerage commissions to firms for providing research services involving approximately $866,000,489 of transactions. The provision of third party research services was not necessarily a factor in the placement of all of this business with such firms; however, as a general matter, trades may be placed on behalf of the funds with firms that provide research, subject to seeking to achieve best execution and compliance with applicable laws and regulations.

During the fiscal year ended October 31, 2008, the Trust did not acquire securities of any of its regular broker-dealers or their parent entities.


PROXY VOTING POLICIES, PROCEDURES AND RECORDS
--------------------------------------------------------------------------------

The Trust, on behalf of each of the funds, has adopted the proxy voting policies and procedures of MCA and the applicable Subadvisers, the summaries of which may be found in Appendix A hereto. The policies and procedures are used to determine how to vote proxies relating to the funds' portfolio securities. Included in the policies and procedures are procedures that are used on behalf of the funds when a vote presents a conflict of interest between the interests of: (1) the funds' shareholders and (2) MCA, the funds' Subadvisers (if any) and CBSI.

Form N-PX, which contains the proxy voting records for each of the funds for the most recent twelve-month period ended June 30, is available to shareholders at no cost on the funds' website at www.membersfunds.com or the SEC's web site at www.sec.gov.

SELECTIVE DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

The funds' portfolio holdings must be adequately protected to prevent the misuse of that information by a third party to the potential detriment of the shareholders. Accordingly, the funds have adopted, and the Board has approved, policies and procedures designed to ensure that the disclosure of the funds' portfolio holdings is in the best interest of the funds' shareholders in the manner described below. Various non-fund advisory clients of MCA may hold portfolio securities substantially similar to those held by the funds. Although MCA has also adopted policies and procedures regarding the selective disclosure of the contents of those other clients' portfolios and representative account portfolios, those policies and procedures may contain different procedures and limitations than the policies and procedures that apply to the disclosure of the funds' portfolio holdings.

The funds' portfolio holdings are made public, as required by law, in the Trust's annual and semi-annual reports. These reports are filed with the SEC and mailed to shareholders within 60 days after the end of the relevant fiscal period. In addition, as required by law, the funds' portfolio holdings as of fiscal quarter end are reported to the SEC within 60 days after the end of the funds' first and third fiscal quarters and are available to any interested person.

The funds' portfolio holdings information may be disseminated more frequently, or as of different periods, than as described above only when legitimate business purposes of the funds are served and the potential and actual conflicts of interest between the interests of fund shareholders and those of the funds' affiliates are reviewed and considered. Selective disclosures could be considered to serve the legitimate business purposes of the funds, if (1) done to further the interests of the funds and (2) the disclosure is not expected to result in harm to the funds (such harm could occur by permitting third parties to trade ahead of, or front run, the funds or to effect trades in shares of the funds with information about portfolio holdings that other potential investors do not have). For example, the funds may provide portfolio holdings information to certain vendors that provide services that are important to the operations of the funds, or that assist MCA in providing services to the funds or in conducting its investment management business activities in general. Potential and actual conflicts of interest between the funds and their affiliates must also be reviewed and considered. For example, there may be situations where the disclosure facilitates portfolio management activities or the potential growth of the funds, which could legitimately serve the common interests of both the funds and MCA. However, selective disclosures will not be made for the benefit of MCA or its affiliates unless the disclosure would be in the interests of the funds or, at a minimum, result in no harm to the funds.

Currently, the funds' portfolio holdings information is disseminated in the manner set forth above as required by law, and as set forth below. Neither the Trust, nor MCA or its affiliates, may receive any compensation in connection with an arrangement to make available information about the funds' portfolio holdings.

With the exception of the TARGET ALLOCATION FUNDS, each fund's top ten holdings are made public by publication on the Trust's website on a quarterly basis, 15 days after the end of the quarter. The Trust may distribute, on a monthly basis, portfolio holdings to mutual fund evaluation services such as Morningstar or Lipper Analytical Services; consultants to retirement plans such as Mercer; due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds before their public disclosure; and broker-dealers that may be used by the Trust, for the purpose of efficient trading and receipt of relevant research, provided that (a) a minimum of 30 days has passed since the end of the applicable month and (b) the recipient does not regularly distribute the portfolio holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the funds before the information becomes public.

The TARGET ALLOCATION FUNDS invest primarily in other mutual funds and ETFs. Since the conflicts associated with front running, trading ahead of, or effecting trades in shares of the securities held has been mitigated due to the fund of funds structure, the TARGET ALLOCATION FUNDS holdings will be made public 10 days after each month end.

The portfolio holdings information of those investment portfolios of the funds that only invest in fixed-income securities may, at the discretion of MCA or any applicable Subadviser, provide month-end portfolio holdings information to broker-dealers with a three or four day lag. Such information will only be provided to those broker-dealers that enter into a form of a confidentiality agreement that has been approved by the Trust's chief compliance officer.


The funds may also disclose any and all portfolio information to their service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities and are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or contract. These service providers include the funds' custodians, auditors, investment advisers, administrator, proxy voting services and each of their respective affiliates and advisers. In connection with providing investment advisory services to its clients, MCA discloses non-public portfolio holdings information to FactSet Research Systems, Inc. - provides analytics for portfolio management processing (daily) and SunGuard - performs certain compliance related functions for MCA (daily). MCA also provides trade information (not portfolio holdings data) to Bloomberg, L.P. - provides trade order management system (daily); Abel Noser - provides trade transactions cost and best execution analytics (quarterly); Derivative Solutions, WONDA, and Thompson-Reuters Baseline (daily) - all for portfolio analysis and modeling; and Morningstar and Lipper (35 day lag) - for mutual fund analysis. In addition, Wellington Management has ongoing arrangements to disclose non-public portfolio holdings information to the following parties: Brown Brothers Harriman & Co. (performs certain operational functions for Wellington Management and receives portfolio holdings information on a daily basis); FactSet Research Systems, Inc. (provides analytical services for Wellington Management and receives portfolio holdings information on a daily basis); Investment Technology Group, Inc. (provides analytical services for Wellington Management and receives portfolio holdings information on a weekly basis); Broadridge Financial Solutions, Inc. (provides proxy voting services for Wellington Management and receives portfolio holdings information on a daily basis); and State Street Bank and Trust Company (performs certain operational functions on behalf of Wellington Management and receives portfolio holdings information on a daily basis). SCM discloses portfolio holdings of the HIGH INCOME FUND to the following service providers for the sole purpose of assisting SCM in performing its services as subadviser to the HIGH INCOME FUND: FactSet Research Systems, Inc. - analytics (daily); and Bloomberg, L.P. - trade order management system (daily).


Any exceptions to the above disclosure rules must be pre-approved by the Trust's chief compliance officer. The Board shall, on an annual basis, receive a report detailing the recipients of the portfolio holdings information and the reason for such disclosures. There can be no assurance that the funds' policies and procedures on disclosure of portfolio holdings will protect the funds from misuse of such information by individuals or entities that come into possession of the information.

CODES OF ETHICS
--------------------------------------------------------------------------------

The Trust has adopted a code of ethics under Rule 17j-1 of the 1940 Act. The code of ethics covers the conduct (including the personal securities transactions) of each of the Trust's officers and trustees, as well as of any employees of MCA, including those employees who participate in the selection of securities or who have access to information regarding the Trust's pending purchases and sales of securities (collectively referred to as "Covered Persons"). MCA and each of the funds' Subadvisers have also adopted a code of ethics that covers the conduct and personal securities transactions of its officers, managers, and employees, including its Covered Persons. Likewise, CBSI, the principal underwriter of the Trust, has adopted a code of ethics covering the conduct and personal securities transactions of its officers, directors, and employees, including its Covered Persons.

In general, the codes of ethics restrict purchases or sales of securities being purchased or sold, or being considered for purchase or sale, on behalf of the Trust by any Covered Persons of the Trust. In addition, the codes restrict Covered Persons in their purchases of securities in an initial public offering and in private offerings of securities. The codes of ethics also establish certain "blackout periods" during which Covered Persons, or certain classes of Covered Persons, may not effect personal securities transactions. Certain specified transactions are exempt from the provisions of the codes of ethics.

SHARES OF THE TRUST
--------------------------------------------------------------------------------

SHARES OF BENEFICIAL INTEREST


The Declaration of Trust permits the Board to issue an unlimited number of full and fractional shares of beneficial interest of the Trust without par value. Under the Declaration of Trust, the Board has the authority to create and classify shares of beneficial interest in separate series, without further action by shareholders. As of the date of this SAI, the Board has authorized shares of the 14 series or funds described in the prospectus. Additional series may be added in the future. The Declaration of Trust also authorizes the Board to classify and reclassify the shares of the Trust, or new series of the Trust, into one or more classes. As of the date of this SAI, the Board has authorized the issuance of four classes of shares of the fund, designated as Class A, Class B, Class C, and Class Y. Additional classes of shares may be offered in the future.


The shares of each class of each fund represent an equal proportionate interest in the aggregate net assets attributable to that class of that fund. Holders of Class A shares, Class B shares, Class C shares and Class Y shares have certain exclusive voting rights on matters relating to their respective class of shares. The different classes of a fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

Dividends paid by each fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the fact that: (i) the distribution and service fees relating to Class A, Class B and Class C shares will be borne exclusively by that class; (ii) Class B and Class C shares will pay higher distribution and service fees than Class A shares; and (iii) each of Class A shares, Class B shares, Class C shares and Class Y shares will bear any other class expenses properly allocable to such class of shares, subject to the requirements imposed by the Internal Revenue Service (the "IRS") on funds having a multiple-class structure. Similarly, the NAV per share may vary depending on whether Class A shares, Class B shares, Class C shares or Class Y shares are purchased.

In the event of liquidation, shareholders of each class of each fund are entitled to share pro rata in the net assets of the class of the fund available for distribution to these shareholders. Shares entitle their holders to one vote per dollar value of shares, are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable.

Share certificates will not be issued.

VOTING RIGHTS

Unless otherwise required by the 1940 Act or the Declaration of Trust, the Trust has no intention of holding annual meetings of shareholders. Fund shareholders may remove a trustee by the affirmative vote of at least two-thirds of the Trust's votes attributable to the outstanding shares and the Board shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the votes attributable to the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the trustees holding office were elected by the shareholders, the Board will call a special meeting of shareholders for the purpose of electing trustees.

LIMITATION OF SHAREHOLDER LIABILITY

Generally, Delaware statutory trust shareholders are not personally liable for obligations of the Delaware statutory trust under Delaware law. The Delaware Statutory Trust Act ("DSTA") provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit corporations. The Declaration of Trust expressly provides that the Trust has been organized under the DSTA and that the Declaration of Trust is to be governed by and interpreted in accordance with Delaware law. It is nevertheless possible that a Delaware statutory trust, such as the Trust, might become a party to an action in another state whose courts refuse to apply Delaware law, in which case the Trust's shareholders could possibly be subject to personal liability.

To guard against this risk, the Declaration of Trust: (1) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by the Trust or its trustees;
(2) provides for the indemnification out of Trust property of any shareholders held personally liable for any obligations of the Trust or any fund; and (3) provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refuses to apply Delaware law; (2) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (3) the Trust itself would be unable to meet its obligations. In the light of DSTA, the nature of the Trust's business, and the nature of its assets, the risk of personal liability to a shareholder is remote.

LIMITATION OF TRUSTEE AND OFFICER LIABILITY

The Declaration of Trust further provides that the Trust shall indemnify each of its trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such trustee or officer, directly or indirectly, by reason of being or having been a trustee or officer of the Trust. The Declaration of Trust does not authorize the Trust to indemnify any trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

LIMITATION OF INTERSERIES LIABILITY

All persons dealing with a fund must look solely to the property of that particular fund for the enforcement of any claims against that fund, as neither the trustees, officers, agents nor shareholders assume any personal liability for obligations entered into on behalf of a fund or the Trust. No fund is liable for the obligations of any other fund. Since the funds use a combined prospectus, however, it is possible that one fund might become liable for a misstatement or omission in the prospectus regarding another fund with which its disclosure is combined.

NET ASSET VALUE OF SHARES
--------------------------------------------------------------------------------


The NAV per share for all classes of shares is calculated as of the close of regular trading on the New York Stock Exchange (usually 3:00 p.m., Central Time) on each day on which the New York Stock Exchange is open for trading. NAV per share is determined by dividing each fund's total net assets by the number of shares of such fund outstanding at the time of calculation. Total net assets are determined by adding the total current value of portfolio securities (including shares of other investment companies), cash, receivables, and other assets and subtracting liabilities. Since the assets of each TARGET ALLOCATION FUND consist primarily of shares of underlying funds, the NAV of each TARGET ALLOCATION FUND is determined based on the NAVs of the underlying funds. Shares will be sold and redeemed at the NAV per share next determined after receipt in good order of the purchase order or request for redemption.


CASH RESERVES FUND

The Board has determined that the best method currently available for determining the NAV for the CASH RESERVES FUND is the amortized cost method. The Board will utilize this method pursuant to Rule 2a-7 of the 1940 Act. Rule 2a-7 obligates the Board, as part of its responsibility within the overall duty of care owed to the shareholders, to establish procedures reasonably designed, taking into account current market conditions and the fund's investment objectives, to stabilize the NAV per share as computed for the purpose of maintaining an NAV of $1.00 per share. The procedures include periodically monitoring, as deemed appropriate and at such intervals as are reasonable in light of current market conditions, the relationship between the amortized cost value per share and the NAV per share based upon available market quotations. The Board will consider what steps should be taken, if any, in the event of a difference of more than 1/2 of one percent (0.5%) between the two. The Board will take such steps as it considers appropriate (e.g., redemption in kind or shortening the average portfolio maturity) to minimize any material dilution or other unfair results which might arise from differences between the two. Rule 2a-7 requires that the CASH RESERVES FUND limit its investments to instruments which the Investment Adviser determines will present minimal credit risks and which are of high quality as determined by a major rating agency, or, in the case of any instrument that is not so rated, of comparable quality as determined by the Investment Adviser. It also calls for the CASH RESERVES FUND to maintain a dollar weighted average portfolio maturity (not more than 90 days) appropriate to its objective of maintaining a stable NAV of $1.00 per share and precludes the purchase of any instrument with a remaining maturity of more than 397 days. Should the disposition of a portfolio security result in a dollar weighted average portfolio maturity of more than 90 days, the CASH RESERVES FUND will invest its available cash in such manner as to reduce such maturity to 90 days or less as soon as reasonably practicable.

It is the normal practice of the CASH RESERVES FUND to hold portfolio securities to maturity. Therefore, unless a sale or other disposition of a security is mandated by redemption requirements or other extraordinary circumstances, the CASH RESERVES FUND will realize the par value of the security. Under the amortized cost method of valuation traditionally employed by institutions for valuation of money market instruments, neither the amount of daily income nor the NAV is affected by any unrealized appreciation or depreciation. In periods of declining interest rates, the indicated daily yield on shares of the CASH RESERVES FUND (computed by dividing the annualized daily income by the NAV) will tend to be higher than if the valuation were based upon market prices and estimates. In periods of rising interest rates, the indicated daily yield of shares the CASH RESERVES FUND will tend to be lower than if the valuation were based upon market prices and estimates.

PORTFOLIO VALUATION


Equity securities and exchange-traded funds ("ETFs") listed on any U.S. or foreign stock exchange or quoted on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") are valued at the last quoted sale price or official closing price on that exchange or NASDAQ on the valuation day (provided that, for securities traded on NASDAQ, the funds utilize the NASDAQ Official Closing Price). If no sale occurs, (a) equities traded on a U.S. exchange or on NASDAQ are valued at the mean between the closing bid and closing asked prices, and (b) equity securities traded on a foreign exchange are valued at the official bid price. Debt securities purchased with a remaining maturity of 61 days or more are valued by a pricing service selected by the Trust or on the basis of dealer-supplied quotations. Investments in shares of open-ended mutual funds, including money market funds, are valued at their daily NAV which is calculated as of the close of regular trading (usually 3:00 p.m., Central
Time) on each day on which the New York Stock Exchange is open for business. NAV per share is determined by dividing each fund's total net assets by the number of shares of such fund outstanding at the time of calculation. Because the assets of the Target Allocation Funds consist primarily of shares of underlying funds, the NAV of each of those funds is determined based on the NAV's of the underlying funds. Total net assets are determined by adding the total current value of portfolio securities, cash, receivables, and other assets and subtracting liabilities. Short-term instruments having maturities of 60 days or less and all securities in the CASH RESERVES FUND are valued on an amortized cost basis, which approximates market value.

Over-the-counter securities not quoted or traded on NASDAQ are valued at the last sale price on the valuation day. If no sale occurs on the valuation day, an over-the-counter security is valued at the mean between the last bid and asked prices. Over-the-counter options are valued based upon prices provided by market makers in such securities or dealers in such currencies. Exchange-traded options are valued at the last sale or bid price on the exchange where such option contract is principally traded. Financial futures contracts generally are valued at the settlement price established by the exchange(s) on which the contracts are primarily traded. The Trust's Valuation Committee (the "Valuation Committee") shall estimate the fair value of futures positions affected by the daily limit by using its valuation procedures for determining fair value, when necessary. Spot and forward foreign currency exchange contracts are valued based on quotations supplied by dealers in such contracts. Overnight repurchase agreements are valued at cost, and term repurchase agreements (i.e., those whose maturity exceeds seven days), swaps, caps, collars and floors are valued at the average of the closing bids obtained daily from at least one dealer.

The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values using the then-current exchange rate.

All other securities for which either quotations are not readily available, no other sales have occurred, or in MCA's opinion, do not reflect the current market value, are appraised at their fair values as determined in good faith by the Valuation Committee and under the general supervision of the Board. When fair value pricing of securities is employed, the prices of securities used by the funds to calculate NAV may differ from market quotations or official closing prices. Because the Target Allocation Funds primarily invest in underlying funds, government securities and short-term paper, it is not anticipated that MCA will need to "fair" value any of the investments of these funds. However, an underlying fund may need to "fair" value one or more of its investments, which may, in turn, require the Target Allocation Funds to do the same because of delays in obtaining the underlying fund's NAV.

A fund's investments (or underlying fund) will be valued at fair value if, in the judgment of the Valuation Committee, an event impacting the value of an investment occurred between the closing time of a security's primary market or exchange (for example, a foreign exchange or market) and the time the fund's share price is calculated. Significant events may include, but are not limited to, the following: (1) significant fluctuations in domestic markets, foreign markets or foreign currencies; (2) occurrences not directly tied to the securities markets such as natural disasters, armed conflicts or significant government actions; and (3) major announcements affecting a single issuer or an entire market or market sector. In responding to a significant event, the Valuation Committee would determine the fair value of affected securities considering factors including, but not limited to: fundamental analytical data relating to the investment; the nature and duration of any restrictions on the disposition of the investment; and the forces influencing the market(s) in which the investment is purchased or sold. The Valuation Committee may rely on an independent fair valuation service to adjust the valuations of foreign equity securities based on specific market-movement parameters established by the Committee and approved by the Trust.

The Valuation Committee is comprised of Dan Owens (Chairman of the Committee and Assistant Treasurer of the funds), Jon Younkman (MCA's Director of Research - Equities) and David Voge (MCA's Senior Research Analyst - Fixed Income).


DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

It is the intention of the Trust to distribute substantially all of the net income, if any, of each fund thereby avoiding the imposition of any fund-level income or excise tax, as described below. Distributions shall be made in the following manner:

(i) Distributions of net investment company taxable income (which includes dividends, interest, net short-term capital gains, and net gains from foreign currency transactions) with respect to the CASH RESERVES AND BOND FUNDS will be declared daily and reinvested monthly in additional full and fractional shares of such fund, unless otherwise directed;

(ii) Distributions of net investment company taxable income, if any, with respect to the DIVERSIFIED INCOME and HIGH INCOME FUNDS will be declared and reinvested monthly in additional full and fractional shares of the respective fund, unless otherwise directed; and


(iii) Distributions of net investment company taxable income, if any, with respect to the CONSERVATIVE ALLOCATION FUND will be declared and reinvested quarterly in additional full and fractional shares of the fund, unless otherwise directed; and

(iv) Distributions of net investment company taxable income, if any, with respect to the LARGE CAP VALUE, LARGE CAP GROWTH, MID CAP VALUE, MID CAP GROWTH, SMALL CAP VALUE, SMALL CAP GROWTH, INTERNATIONAL STOCK, MODERATE ALLOCATION and AGGRESSIVE ALLOCATION FUNDS will be declared and reinvested annually in additional full and fractional shares of the respective fund, unless otherwise directed; and

(v) All net realized short-term and long-term capital gains of each fund, if any, will be declared and distributed at least annually, but in any event, no more frequently than allowed under SEC rules, to the shareholders of each fund to which such gains are attributable.


FEDERAL TAX STATUS OF THE FUNDS

Qualification as Regulated Investment Company

Each fund will be treated as a single, separate entity for federal income tax purposes so that income earned and capital gains and losses realized by the Trust's other portfolios will be separate from those realized by each fund.

Each fund intends to meet the requirements of Subchapter M of the Code applicable to regulated investment companies. In the event a fund fails to qualify as a "regulated investment company" under Subchapter M, it will be treated as a regular corporation for federal income tax purposes. Accordingly, such fund would be subject to federal income taxes on the full amount of its taxable income and gains, and any distributions that such fund makes would not qualify for the dividends paid deduction. This would increase the cost of investing in such fund for shareholders and would make it more economical for shareholders to invest directly in securities held by such fund instead of investing indirectly in securities through such fund. Given these risks, compliance with the above requirements is carefully monitored by the Investment Adviser and each fund intends to comply with these requirements as they exist or as they may be modified from time to time.

A fund must meet several requirements to maintain its status as a regulated investment company. These requirements include the following: (1) at least 90% of its gross income for each taxable year must be derived from (a) dividends, interest, payments with respect to loaned securities, gains from the sale or disposition of securities (including gains from related investments in foreign currencies), and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies, and (b) net income derived from an interest in a "qualified publicly traded partnership;" and (2) at the close of each quarter of the fund's taxable year, (a) at least 50% of the value of the fund's total assets must consist of cash, cash items, securities of other regulated investment companies, U.S. Government securities and other securities (provided that no more than 5% of the value of the fund may consist of such other securities of any one issuer, and the fund may not hold more than 10% of the outstanding voting securities of any issuer), and (b) the fund must not invest more than 25% of its total assets in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), the securities of two or more issuers that are controlled by the fund and that are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more "qualified publicly traded partnerships."

A regulated investment company generally must distribute in each calendar year an amount equal to at least the sum of: (1) 98% of its ordinary taxable income for the year, (2) 98% of its capital gain net income for the 12 months ended on October 31 of that calendar year and (3) any ordinary income or net capital gain income not distributed in prior years. To the extent that a regulated investment company fails to do this, it is subject to a 4% nondeductible federal excise tax on undistributed earnings. Therefore, in order to avoid the federal excise tax, each fund must make (and the Trust intends that each will make) the foregoing distributions.

Each fund generally will endeavor to distribute (or be deemed to distribute) to its respective shareholders all of such fund's net investment company taxable income and net capital gain, if any, for each taxable year so that such fund will not incur federal income or excise taxes on its earnings. However, no assurances can be given that these anticipated distributions will be sufficient to eliminate all taxes.

Capital Loss Carryforwards


As of October 31, 2008, the following funds had capital loss "carryforwards" as indicated below. To the extent provided in the Code and regulations thereunder, a fund may carry forward such capital losses to offset realized capital gains in future years. To the extent that these losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.



                          -----------------------------------------------------------------------------------------------
                                                              CARRYOVER EXPIRING IN:
-------------------------------------------------------------------------------------------------------------------------
FUND                         2009         2010         2011        2012       2013        2014        2015        2016
-------------------------------------------------------------------------------------------------------------------------
Conservative Allocation        -            -            -           -          -           -          -         $823,887
-------------------------------------------------------------------------------------------------------------------------
Moderate Allocation            -            -            -           -          -           -          -       $4,121,648
-------------------------------------------------------------------------------------------------------------------------
Aggressive Allocation          -            -            -           -          -           -          -       $1,431,110
-------------------------------------------------------------------------------------------------------------------------
Bond                           -            -            -        $85,623    $65,261    $362,802    $57,909         -
-------------------------------------------------------------------------------------------------------------------------
High Income               $1,720,815   $2,445,850    $614,259        -          -           -       $72,549    $4,653,350
-------------------------------------------------------------------------------------------------------------------------
Diversified Income             -            -            -           -          -           -          -       $3,638,247
-------------------------------------------------------------------------------------------------------------------------
Large Cap Value                -            -            -           -          -           -          -       $9,537,053
-------------------------------------------------------------------------------------------------------------------------
Large Cap Growth               -            -       $1,255,080       -          -           -          -      $15,286,497
-------------------------------------------------------------------------------------------------------------------------
Mid Cap Value                  -            -            -           -          -           -          -       $5,487,785
-------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth                 -            -            -           -          -           -          -       $5,654,757
-------------------------------------------------------------------------------------------------------------------------
Small Cap Value                -            -            -           -          -           -          -       $1,362,749
-------------------------------------------------------------------------------------------------------------------------
Small Cap Growth               -            -            -           -          -           -          -       $3,905,861
-------------------------------------------------------------------------------------------------------------------------


Investments in Foreign Securities

If a fund purchases foreign securities, interest and dividends received by the fund may be subject to income withholding or other taxes imposed by foreign countries and U.S. possessions that could reduce the return on these securities. Tax treaties and conventions between the United States and certain foreign countries, however, may reduce or eliminate the amount of foreign taxes to which a fund would be subject. Also, many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. The effective rate of foreign tax cannot be predicted since the amount of fund assets to be invested within various countries is uncertain. However, the Trust intends to operate so as to qualify for treaty-reduced tax rates when applicable.

A fund may invest in the stock of certain foreign companies that constitute passive foreign investment companies ("PFICs"). There are several elections available under federal law to determine how the fund's shareholders will be taxed on PFIC investments. Depending upon the election the fund selects, the fund's shareholders may be subject to federal income taxes (either capital or ordinary) with respect to a taxable year attributable to a PFIC investment, even though the fund receives no distribution from the PFIC and does not dispose of the PFIC investment during such year, and/or the fund's shareholders may be subject to federal income taxes upon the disposition of the PFIC investments. Any fund that acquires stock in foreign corporations may limit and/or manage its holdings in PFICs to minimize its tax liability.

If more than 50% of the value of a fund's total assets at the close of its taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the IRS that would enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and U.S. possessions income taxes paid by it. Pursuant to the election, a fund would treat those taxes as dividends paid to its shareholders and each shareholder would be required to (1) include in gross income, and treat as paid by him, his proportionate share of those taxes, (2) treat his share of those taxes and of any dividend paid by the fund that represents income from foreign or U.S. possessions sources as his own income from those sources, and (3) either deduct the taxes deemed paid by him in computing his taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against his federal income tax. Each fund will report to its shareholders shortly after each taxable year their respective share of its income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election. The Code may limit a shareholder's ability to claim a foreign tax credit. Shareholders who elect to deduct their portion of the fund's foreign taxes rather than take the foreign tax credit must itemize deductions on their income tax returns. The INTERNATIONAL STOCK FUND anticipates that it may qualify for and make this election in most, but not necessarily all, of its taxable years.

Investments with Original Issue Discount

Each fund that invests in certain payment-in-kind instruments, zero coupon securities or certain deferred interest securities (and, in general, any other securities with original issue discount or with market discount if the fund elects to include market discount in current income) must accrue income on such investments prior to the receipt of the corresponding cash. However, because each fund must meet the 90% distribution requirement to qualify as a regulated investment company and each fund seeks to avoid any imposition of the excise tax, a fund may have to dispose of its portfolio investments under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

Federal Tax Treatment of Options, Futures and Foreign Currency Transactions

Certain option transactions have special tax results for the funds. Expiration of a call option written by a fund will result in short-term capital gain. If the call option is exercised, the fund will realize a gain or loss from the sale of the security covering the call option and, in determining such gain or loss, the option premium will be included in the proceeds of the sale.

If a fund writes options other than "qualified covered call options," as defined in Section 1092 of the Code, or purchases puts, any losses on such options transactions, to the extent they do not exceed the unrealized gains on the securities covering the options, may be subject to deferral until the securities covering the options have been sold.

A fund's investment in Section 1256 contracts, such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All
Section 1256 contracts held by a fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by a fund from positions in Section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by a fund.

The preceding rules regarding options, futures and foreign currency transactions may cause a fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the excise tax avoidance requirements described above. To mitigate the effect of these rules and prevent disqualification of a fund as a regulated investment company, the Trust seeks to monitor transactions of each fund, seeks to make the appropriate tax elections on behalf of each fund and seeks to make the appropriate entries in each fund's books and records when the fund acquires any option, futures contract or hedged investment.

The federal income tax rules applicable to interest rate swaps, caps and floors are unclear in certain respects, and a fund may be required to account for these transactions in a manner that, in certain circumstances, may limit the degree to which it may utilize these transactions.

SHAREHOLDER TAXATION

Distributions

Distributions from a fund's net investment company taxable income (which includes dividends, interest, net short-term capital gains, and net gains from foreign currency transactions), if any, generally are taxable as ordinary income whether reinvested or received in cash, unless such distributions are attributable to "qualified dividend" income eligible for the reduced rate of tax on long-term capital gains or unless you are exempt from taxation or entitled to a tax deferral. Currently, the maximum rate applicable to long-term capital gains, and thus to qualified dividend income, is set at 15%. Under current law, the reduced rates on qualified dividend income will cease to apply to taxable years beginning after December 31, 2010.

Generally, "qualified dividend" income includes dividends received during the taxable year from certain domestic corporations and "qualified foreign corporations." PFICs and corporations incorporated in a country that does not have an income tax treaty and an exchange of information program with the U.S. are not qualified foreign corporations. The portion of a distribution that the fund pays that is attributable to qualified dividend income received by the fund will qualify for such treatment in the hands of the noncorporate shareholders of the fund. If a fund has income of which more than 95% was qualified dividends, all of the fund's dividends will be eligible for the lower rates on qualified dividends. Certain holding period requirements applicable to both the fund and the shareholder also must be satisfied to obtain qualified dividend treatment.

Distributions of non-qualified dividend income, interest income, other types of ordinary income, and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer. Distributions paid by each fund from net capital gains (the excess of net long-term capital gains over short-term capital losses) are taxable as long-term capital gains whether reinvested or received in cash and regardless of the length of time you have owned your shares. The Jobs and Growth Tax Relief Reconciliation Act of 2003 reduced the maximum rate for long-term capital gains recognized by noncorporate shareholders to 15%. Absent further legislation, this reduced rate will cease to apply to capital gains arising after December 31, 2010.

Any dividend declared by a fund in October, November, or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, is treated as if it had been received by the shareholders on December 31 of the year in which the dividend was declared.

Buying a Dividend

Purchasing shares shortly before a distribution may not be advantageous. Since such shares are unlikely to substantially appreciate in value in the short period before the distribution, if the distribution is taxable, it will essentially result in a taxable return of a portion of the purchase price.

Dividends Received Deduction

Assuming a fund qualifies as regulated investment company, the dividends received deduction for shareholders of such fund who are corporations will apply to ordinary income distributions to the extent the distribution represents amounts that would qualify for the dividends received deduction to the fund if such fund were a regular corporation, and to the extent designated by the fund as so qualifying.

Gains and Losses on Redemption and Sales

A redemption or sale of fund shares may result in a taxable gain or loss to a shareholder, depending on whether the proceeds are more or less than the shareholder's basis in the redeemed shares. An exchange of fund shares for shares in any fund of the Trust will have similar tax consequences. Any gain or loss arising from the sale or redemption of shares generally is a capital gain or loss. This capital gain or loss normally is treated as a long-term capital gain or loss if the shareholder has held his, her or its shares for more than one year at the time of such sale or redemption; otherwise, it generally will be classified as short-term capital gain or loss. If, however, a shareholder receives a capital gain distribution with respect to any share of a fund, and if the share is sold before it has been held by the shareholder for at least six months, then any loss on the sale or exchange of the share, to the extent of the capital gain distribution, is treated as a long-term capital loss.

Deduction of Capital Losses

Non-corporate shareholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate shareholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

Reports to Shareholders

The Trust sends to each of its shareholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such shareholder's taxable income for such year as ordinary income (including any portion eligible to be treated as qualified dividend income or to be deducted pursuant to the dividends-received deduction) and as long-term capital gain. In addition, the federal tax status of each year's distributions generally is reported to the IRS.

Backup Withholding

If a shareholder does not furnish the Trust with a correct social security number or taxpayer identification number and/or the Trust receives notification from the IRS requiring back-up withholding, the Trust is required by federal law to withhold federal income tax from the shareholder's distributions and redemption proceeds, currently at a rate of 28% for U.S. citizens and residents. The backup withholding is not an additional tax and may be returned or credited against a taxpayer's regular federal income tax liability if appropriate information is provided to the IRS.

THIS SECTION IS NOT INTENDED TO BE A FULL DISCUSSION OF FEDERAL INCOME TAX LAWS AND THE EFFECT OF SUCH LAWS ON A FUND OR AN INVESTOR. THERE MAY BE OTHER FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSIDERATIONS APPLICABLE TO A PARTICULAR FUND OR INVESTOR. INVESTORS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS.

MORE ABOUT PURCHASING AND SELLING SHARES
--------------------------------------------------------------------------------

The following discussion expands upon the section entitled "Your Account" in the prospectus.

MINIMUM INVESTMENTS

The Board reserves the right to change or waive the fund's minimum investment requirements and to reject any order to purchase shares (including any purchase by exchange) when in the judgment of MCA, such rejection is in the fund's best interest.

OFFERING PRICE

Shares of each fund are offered at a price equal to their NAV next determined after receipt in good order of the purchase order for such shares (see the "Net Asset Value of Shares" section, above) plus a sales charge which, depending upon the class of shares purchased, may be imposed either at the time of purchase (Class A shares) or on a contingent deferred basis (Class B and Class C shares). Class Y shares are sold without the imposition of a sales charge.

CALCULATION OF THE SALES CHARGE

The sales charge percentage that you pay may be higher or lower than what is disclosed in the prospectus due to standard industry practice to round the public offering price to two decimal places (i.e., to the nearest penny) and rounding the number of shares purchased to three decimal places.

For example, assume that you purchased $10,000 of the Class A shares of the BOND FUND.

     PROSPECTUS SALES CHARGE: 4.50%
     NAV: $10.04
     Offering Price: $10.51 [calculated as $10.04/(1-0.0450) = $10.513089 which rounds to $10.51]
     Shares Purchased: 951.475 ($10,000/$10.51 = 951.47478 which rounds to
     951.475)
     Account Balance: 951.475 x $10.04 (NAV) = $9,552.80
     STATEMENT AND CONFIRM SALES CHARGE:
     $10,000 - $9,552.80 = $447.20
     $447.20/$10,000 = 4.472%, which rounds to 4.47%

INITIAL SALES CHARGE ON CLASS A SHARES

With the exception of the CASH RESERVES FUND, Class A shares are offered at a price that includes an initial "front-end" sales charge that is deducted from your investment at the time you purchase shares. Depending upon the amount you invest, the sales charge may be reduced and/or eliminated for larger purchases. The sales charges applicable to purchases of Class A shares of the Trust are described in the prospectus.

Class A shares may be offered without front-end sales charges to various individuals and institutions, or issued or purchased in specific transactions as described in the prospectus. Class A shares may also be offered without a front-end sales charge pursuant to the funds' reinstatement or reinvestment privilege (see the "Additional Investor Services" section, below).

In addition, there are several ways investors may combine multiple purchases to reduce Class A sales charges as disclosed in the prospectus and further described below. FOR THE PURPOSE OF CALCULATING THE SALES CHARGE, SHARES OF THE CASH RESERVES FUND PURCHASED THROUGH AN EXCHANGE, REINVESTMENT OR CROSS-REINVESTMENT FROM ANOTHER FUND HAVING A SALES CHARGE QUALIFY; HOWEVER, DIRECT PURCHASES OF THE CLASS A SHARES OF THE CASH RESERVES FUND ARE EXCLUDED.

RIGHTS OF COMBINATION. Purchases may be combined to reduce Class A sales charges if made by:

o you and your immediate family for your own account(s), including individual retirement, custodial and personal trust accounts;
o a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account; and
o groups which qualify for the Group Investment Program.

GROUP INVESTMENT PROGRAM. Certain qualified pension plans or non-qualified group investment plan participants may be eligible for rights of combination. This would include a 401(k) plan with less than $250,000 in assets and 457(f) plans.

RIGHTS OF ACCUMULATION. For the purpose of calculating the sales charge on Class A shares, you may add the current market value of your existing holdings in any fund and class of shares of the Trust (including combinations), to the amount of your next purchase of Class A shares to qualify for reduced sales charges. The current value of existing individual holdings, as of the week prior to your investment, in your MEMBERS variable annuity contract may also be taken into account to determine your Class A sales charges.


LETTER OF INTENT. The reduced sales charges are also applicable to investments made pursuant to a Letter of Intent ("LOI"), which should be read carefully prior to its execution by an investor, pursuant to which investors make their investment over a period of thirteen (13) months. Such an investment (including accumulations and combinations) must aggregate at least $25,000 if investing in equity funds or at least $50,000 if investing in bond funds during the 13-month period from the date of the LOI or from a date within ninety (90) days prior thereto, upon written request to MEMBERS Mutual Funds. The sales charge applicable to all amounts invested under the LOI is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, excluding reinvested dividends and capital gains, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made within the 13-month period, the sales charge applicable will not be higher than that which would have applied (including accumulations and combinations) had the LOI been for the amount actually invested.


The LOI authorizes the Trust to hold in escrow sufficient Class A shares (approximately 5% of the purchase) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the specified period, at which time the escrow shares will be released. If the total investment specified in the LOI is not completed, the Class A shares held in escrow may be redeemed and the proceeds used as required to pay such sales charge as may be due. By signing the LOI, the investor authorizes the Trust to act as the investor's attorney-in-fact to redeem any escrowed shares and adjust the sales charge, if necessary. A LOI does not constitute a binding commitment by an investor to purchase, or by the Trust to sell, any additional shares and may be terminated at any time.

In order to ensure that you receive a reduction or waiver of your Class A sales charge, you need to inform your financial representative or the Trust at the time you purchase shares that you qualify for such a reduction or waiver. If notification is not provided, you may not receive the sales charge discount or waiver to which you are otherwise entitled. The Trust may require evidence, including account statements of all relevant accounts invested in the Trust and reserves the right to request additional documentation, to verify you are eligible for a reduction or waiver of sales charges.

DEFERRED SALES CHARGE ON CLASS B AND CLASS C SHARES


Investments in Class B and Class C shares are purchased at their NAV per share without the imposition of an initial sales charge so the fund will receive the full amount of the purchase payment. With the exception of the CASH RESERVES FUND, the funds' distributor pays a commission equal to 4% of the amount invested to broker/dealers who sell Class B shares. DIRECT PURCHASES OF CLASS B SHARES OF THE CASH RESERVES FUND ARE NOT PERMITTED. CLASS B SHARES OF THE CASH RESERVES FUND MAY ONLY BE ACQUIRED BY EXCHANGE FROM CLASS B SHARES OF OTHER FUNDS AND CLASS C SHARES OF THE TARGET ALLOCATION FUNDS. Class C shares are only offered with respect to the TARGET ALLOCATION FUNDS, and the funds' distributor pays a commission equal to 1% of the amount invested to broker/dealers who sell Class C shares.


Class B shares that are redeemed within six years of purchase (five years for purchases before February 28, 2003) and Class C shares that are redeemed within one year of purchase will be subject to a contingent deferred sales charge ("CDSC") at the rates set forth in the prospectus. The amount of the CDSC, if any, will vary depending on the number of years from time of purchase until the time of redemption, and will be calculated using the methodology described in the prospectus. A hypothetical example is provided in the prospectus for further clarification.

Unless otherwise requested, redemption requests will be "grossed up" by the amount of any applicable CDSC charge and/or transaction charges such that the investor will receive the net amount requested.

Proceeds from the CDSC are paid to CBSI and are used in whole or in part by CBSI to defray its expenses related to providing distribution-related services to the Trust in connection with the sale of the Class B shares and Class C shares, such as the payment of the 4% commission to broker/dealers who sell Class B shares and the 1% commission to broker/dealers who sell Class C shares. The combination of the CDSC, the distribution, and service fees facilitates the ability of the Trust to sell Class B shares and Class C shares without a sales charge being deducted at the time of the purchase.

WAIVER OF CONTINGENT DEFERRED SALES CHARGE. The CDSC may be waived on redemptions of Class B shares and Class C shares. The chart that follows is a restatement of the waivers found in the prospectus.

CLASS B AND CLASS C CDSC WAIVER CHART


                       ===============
                         ERISA PLANS                                     NON-ERISA PLANS
================================================================================================================================
                         401(a) PLAN,
     TYPE OF           401(k) PLAN OR      SUPPLEMENTAL                                     IRA OR              NON-RETIREMENT
   DISTRIBUTION          403(b) PLAN       403(b) PLAN            457 PLAN               IRA ROLLOVER                PLAN
================================================================================================================================
Death or Disability    Waived            Waived                Waived                 Waived                  Waived
--------------------------------------------------------------------------------------------------------------------------------
                                                                                      Waived for
                                                                                      mandatory
                                                                                      distributions or up     Waived for up to
                                                                                      to 12% of account       12% of account
                                                                                      value annually in       value annually in
Over 70 1/2            Waived            Waived                Waived                 periodic payments       periodic payments
--------------------------------------------------------------------------------------------------------------------------------
                                                                                      Waived for Life
                                                                                      Expectancy or up        Waived for up to
                                                                                      to 12% of account       12% of account
Between                                                                               value annually in       value annually in
59 1/2 and 70 1/2      Waived            Waived                Waived                 periodic payments       periodic payments
--------------------------------------------------------------------------------------------------------------------------------
                                         Waived for annuity    Waived for annuity     Waived for annuity
                                         payments (72t) or     payments (72t) or      payments (72t) or
                                         up to 12% of          up to 12% of           up to 12% of            Waived for up to
                                         account value         account value          account value           12% of account
                                         annually in           annually in            annually in             value annually in
Under 59 1/2           Waived            periodic payments     periodic payments      periodic payments       periodic payments
Termination of
Plan                   Not Waived        Not Waived            Not Waived             Not Waived              N/A
--------------------------------------------------------------------------------------------------------------------------------
Hardships              Waived            Waived                Waived                 N/A                     N/A

                       ===============
                         ERISA PLANS                                     NON-ERISA PLANS
================================================================================================================================
                         401(a) PLAN,
      TYPE OF          401(k) PLAN OR      SUPPLEMENTAL                                    IRA OR              NON-RETIREMENT
   DISTRIBUTION          403(b) PLAN       403(b) PLAN           457 PLAN               IRA ROLLOVER                PLAN
================================================================================================================================
Return of Excess       Waived              Waived                Waived                 Waived                 N/A
--------------------------------------------------------------------------------------------------------------------------------
Small Balance
Accounts               N/A                 N/A                   N/A                    N/A                    Waived
--------------------------------------------------------------------------------------------------------------------------------


In order to ensure you receive a waiver of the CDSC on redemption of your Class B shares and Class C shares, you need to notify your financial representative or the Trust that you qualify for such a waiver at the time you redeem the shares. If notice is not provided, you may not receive the waiver to which you are otherwise entitled. The Trust may require evidence, and reserves the right to request additional documentation, to verify you are eligible for a waiver of sales charges.

SPECIAL REDEMPTIONS


Although no fund would normally do so, each fund has the right to pay the redemption price of shares of the fund in whole or in part in portfolio securities held by the fund as prescribed by the Board. If the shareholder were to sell portfolio securities received in this fashion, the shareholder would incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining NAV. The Trust has, however, elected to be governed by Rule 18f-1 under the 1940 Act. Under that rule, each fund must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the fund's NAV at the beginning of such period.


ADDITIONAL INVESTOR SERVICES
--------------------------------------------------------------------------------

The following discussion expands upon the section entitled "Additional Investor Services" in the prospectus.

SYSTEMATIC INVESTMENT PROGRAM

As explained in the prospectus, the Trust makes available to shareholders a systematic investment program. The investments under the program will be drawn on or about the day of the month indicated by the shareholder. Any shareholder's privilege of making investments through the systematic investment program may be revoked by the Trust without prior notice if any investment by the shareholder is not honored by the shareholder's credit union or other financial institution. The program may be discontinued by the shareholder either by calling the Trust or upon written notice to the Trust which is received at least five (5) business days prior to the due date of any investment.

SYSTEMATIC WITHDRAWAL PROGRAM

As explained in the prospectus, the Trust makes available to shareholders a systematic withdrawal program. Payments under this program represent proceeds arising from the redemption of fund shares. The maintenance of a systematic withdrawal program concurrently with purchases of additional shares of the fund could be disadvantageous to a shareholder because of the sales charges that may be imposed on new purchases. Therefore, a shareholder should not purchase shares of a fund at the same time as a systematic withdrawal program is in effect for such shareholder with respect to that fund. The Trust reserves the right to modify or discontinue the systematic withdrawal program for any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan to all shareholders in the future. Any shareholder may terminate the program at any time by giving proper notice to the Trust.

EXCHANGE PRIVILEGE AND SYSTEMATIC EXCHANGE PROGRAM


As explained in the prospectus, within an account, you may exchange shares of one fund for shares of the same class of another fund subject to the minimum investment requirements of the fund purchased, without paying any additional sales charge. Class A shares of the CASH RESERVES FUND may be exchanged for Class B and Class C shares of other MEMBERS Mutual Funds for dollar cost averaging purposes. In certain circumstances, you may be charged a 2% redemption fee on the value of the shares exchanged pursuant to the fund's redemption fee policy. With the exception of the CASH RESERVES FUND and except as may be approved by the Chief Compliance Officer of the funds, only five (5) exchanges are allowed per fund in a calendar year. If you establish a systematic exchange or account rebalancing program, those exchanges are not included in the exchange limit or redemption fee policies. Class B and Class C shares will continue to "age" from the date of original purchase of the Class B shares or Class C shares, respectively, and will retain the same CDSC rate as they had before the exchange.


The funds reserve the right to require that previously exchanged shares (and reinvested dividends) be in a fund for 90 days before an investor is permitted a new exchange. A fund may change its exchange policy at any time upon 60 days' notice to its shareholders. The Trust may refuse any exchange order.

As explained in the prospectus, the Trust makes available to shareholders a systematic exchange program. The Trust reserves the right to modify or discontinue the systematic exchange program for any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan to all shareholders in the future. Any shareholder may terminate the program at any time by giving proper notice to the Trust.

REINSTATEMENT OR REINVESTMENT PRIVILEGE

After fund shares have been redeemed, a shareholder has a one-time right to reinvest any part of the proceeds, subject to the minimum investment of the fund, within 90 days of the redemption, at the current NAV. This privilege must be requested in writing when the proceeds are sent to the Trust.

For shareholders who exercise this privilege after redeeming Class A shares, the proceeds may be reinvested in Class A shares without a sales charge in the same fund and account from which the redemption was made.

For shareholders who exercise this privilege after redeeming Class B shares or Class C shares and paying a CDSC on the redemption, the proceeds may be reinvested in Class A shares without a sales charge in the same fund and account from which the redemption was made. The account will not be credited with the CDSC paid. If Class B shares or Class C shares were redeemed and no CDSC was paid, the proceeds may be reinvested in Class B shares or Class C shares in the same fund and account, respectively, from which the redemption was made. The holding period of the shares purchased will be "aged" back to the original purchase date.

To protect the interests of other investors in the funds, the Trust may cancel the reinvestment privilege of any parties that, in the opinion of the Trust, are using market timing strategies or making more than five exchanges per owner or controlling party per calendar year above and beyond any systematic or automated exchanges. Also, the Trust may refuse any reinvestment request.

The Trust may change or cancel its reinvestment policies at any time.

A redemption or exchange of fund shares is a taxable transaction for federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of fund shares will be treated for tax purposes as described under the "Distributions and Taxes" section, above.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------


The Board has appointed Deloitte & Touche LLP, independent registered public accounting firm, located at 111 S. Wacker Drive, Chicago, Illinois 60606, to perform the 2009 annual audits of the funds.


FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


The funds' audited financial statements, including the schedules of investments, statements of assets and liabilities, statements of operations, statements of changes in net assets, and financial highlights included in the funds' 2008 annual report to shareholders, are incorporated herein by reference. Copies of the annual report may be obtained free of charge by writing to MEMBERS Mutual Funds, P.O. Box 8390, Boston, Massachusetts 02266-8390, or by calling 1-800-877-6089.

          APPENDIX A - SUMMARY OF PROXY VOTING POLICIES AND PROCEDURES

Each of the funds has adopted the proxy voting policies and procedures of its investment adviser, MEMBERS Capital Advisors, Inc. ("MCA"), and/or its respective subadviser: Shenkman Capital Management, Inc. ("SCM") in the case of the High Income Fund; Wellington Management Company, LLP ("Wellington Management") in the case of the Mid Cap Growth Fund, Small Cap Value Fund, and a portion of the Mid Cap Value Fund; Paradigm Asset Management Company, LLC ("Paradigm") in the case of the Small Cap Growth Fund; and Lazard Asset Management LLC ("Lazard") in the case of the International Stock Fund.


The proxy voting policies and procedures for MCA, SCM, Wellington Management, Paradigm and Lazard are found below, and collectively constitute the proxy voting policies and procedures of MEMBERS Mutual Funds.

                         MEMBERS CAPITAL ADVISORS, INC.
                      PROXY VOTING POLICIES AND PROCEDURES
                       AMENDED AND RESTATED JULY 25, 2008

MEMBERS Capital Advisors, Inc. ("MCA") is an investment adviser registered with the Securities and Exchange Commission. Clients of MCA include MEMBERS Mutual Funds ("MMF"), the Ultra Series Fund ("USF"), collectively with MMF, the "Trusts", and other clients including pension plans and credit unions (collectively, with the Trusts, are referred to as "Clients") for which such Clients MCA has the power to vote proxies. MCA has approved the following proxy voting policies and procedures with respect to securities owned by its Clients.


These policies and procedures include:

       o A centralized review, recommendation and voting procedure;
       o Established guidelines for voting on proxy issues;
       o A recordkeeping system to monitor proxies and votes; and
       o A record retention and disclosure system.

POLICY STATEMENT


It is the policy of MCA that proxy voting decisions will be made in light of the anticipated impact of the vote on the desirability of maintaining an investment in the portfolio company from the viewpoint of the client, without regard to any interest by MCA or its affiliates' related to the Trusts' sales, distribution or other interests. As a matter of policy, MCA will not be influenced by outside sources whose interest's conflict with the interests of MCA Client's, and any conflict of interest will be resolved in the interest of Clients.

It is MCA's general intention to vote proxies on behalf of its Clients in the manner designated herein. However, MCA reserves the right to delegate the voting of such proxies to named subadvisers if its investment management services are delegated thereto with respect to accounts maintained by such clients.

MCA has retained the services of Risk Metrics Group ("RMG"), which will include the provision for reference and use by MCA of its ISS Governance Services Concise Summary of 2008 U.S. Proxy Voting Guidelines ("ISS Guidelines"), which contains in condensed form the policy guidelines set forth in the ISS Governance Services Proxy Voting Manual.


The proxy voting guidelines referenced herein, including the ISS Guidelines, are intended only as guidelines. They are not exhaustive and do not include all potential voting issues. Because proxy issuances and the circumstances surrounding individual companies' proxies vary, there may be instances in which MCA may not vote in strict adherence to the guidelines specified herein. For example, MCA may become aware of proxy items that are company-specific and of a non-routine nature, and, although covered by the guidelines referenced herein, may be more appropriately handled on a case-by-case basis in a manner different from such guidelines.

REVIEW, RECOMMENDATION AND VOTING PROCEDURES


Nearly all proxies and related material received by MCA are transmitted electronically by RMG to MCA. RMG notifies MCA of the number of the shares beneficially owned and eligible to be voted which information it, in turn, obtains from the custodian of the Clients. Material to be transmitted to MCA by RMG will also include proxy statements, and the issuer's explanation of the items to be voted upon.

The receipt of these materials by MCA will be logged into a database (the "Database") maintained by the Proxy Coordinator. After input into the Database, the Proxy Coordinator will then forward the materials to the appropriate Research Analyst of the Stock Team, whose members are responsible for reviewing proxies. Members of the Stock Team, as part of the ongoing review and analysis of all portfolio holdings of Clients, are responsible for monitoring significant corporate developments, including proxy proposals.

MCA's Proxy Committee will strive for consistency in the application of MCA's voting guidelines. The Proxy Committee will consist of three members of the Equity Investment Department, the Proxy Coordinator and the Proxy Reviewer.


To promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to insulate MCA from influences exerted by firms' respective managements or by proxy solicitors, in general the Research Analysts will give strong consideration to the proxy voting guidelines of ISS in determining how to vote with respect to a given proxy. It is anticipated that, upon review of most proxies, the Research Analyst will, after referring to the ISS Guidelines, make a recommendation to the Proxy Coordinator as to how to instruct RMG to vote that is consistent with the recommendation contained in the ISS Guidelines.

MCA has currently appointed its Chief Compliance Officer as its Proxy Reviewer. In some instances, one or more members of the Stock Team or a Research Analyst may refer a proxy vote to the Proxy Reviewer for consideration, if, in their judgment, the interests of the Clients may warrant a vote contrary to the ISS Guidelines. In such cases, the Research Analyst will submit a written recommendation to the Proxy Reviewer and to any other persons who may be designated by MCA to assist in processing proxy referral items. The Proxy Reviewer, in making a determination as to a voting recommendation, will give serious consideration to the recommendation contained in the ISS Guidelines, but may also consider any other information relevant to the decision. In making a recommendation, the Proxy Reviewer may consult with or seek recommendations from one or more members of the Proxy Committee, the Stock Team, or members of the Board of Trustees of a Trust (where the proxy to be voted is held by such Trust). The Proxy Reviewer will ultimately determine the manner in which these proxies are to be voted. Upon making a determination as to how a particular proxy should be voted, the Proxy Reviewer shall communicate in writing such recommendation, including his or her rationale on items deemed significant in his or her judgment, to the Proxy Coordinator, the Proxy Committee, and the Research Analyst. Upon receipt of a final recommendation from the Proxy Reviewer, the Proxy Coordinator will forward voting instructions consistent with the Proxy Reviewer's recommendation to RMG. Upon receipt of voting instructions from MCA, RMG then will vote the proxies electronically in accordance with MCA's instructions.


VOTING GUIDELINES

GENERAL


As noted above, MCA's policy is that proxy voting decisions will be made in light of the anticipated impact of the vote on the desirability of maintaining an investment in the portfolio company from the viewpoint of the client, without regard to any interest by MCA or its affiliates' related to sales, distribution or other interests. MCA will not be influenced by outside sources whose interest's conflict with the interests of Client's, and any conflict of interest will be resolved in the interest of the investments on behalf of Clients.

In MCA's view, proposals which are good for the issuer should be good for the shareholder as well, but an issuer's management's views must be assessed in this regard. When management acts on its own behalf, by limiting shareholder rights, instead of acting in the shareholders' best interests, it is MCA's responsibility to act in accordance with what it determines are the best interests of the Clients. MCA's view of an issuer's management's primary responsibility is the maximization of the present value of the firm. Accordingly, as proposals in the area of corporate governance, capitalization changes, compensation programs and anti-takeover measures have increased in recent years, the circumstances under which it may be appropriate, in MCA's view, to vote against a particular issuer's management's recommendations have also increased.


As a general matter, MCA maintains a consistent voting position with respect to similar proxy proposals made by various firms. However, MCA recognizes that there are gradations in certain types of proposals (e.g., "poison pill" proposals or the potential dilution caused by the issuance of new stock) that may result in different voting positions being taken with respect to different proxy statements. Some items that are otherwise acceptable may be voted against if management is seeking extremely broad flexibility without offering a valid explanation. In addition, MCA generally recommends votes that are consistent on the same matter when securities of an issuer are held by multiple client accounts.


MCA intends to give significant weight and consideration to the recommendations on particular proxy matters covered in the ISS Guidelines, when determining its voting recommendation on similar matters. MCA anticipates that generally, upon receiving notice of a shareholder meeting and a proxy solicitation, the Proxy Coordinator shall recommend that the proxy be voted in accordance with the policy recommendation set forth in the ISS Guidelines with respect to a particular proxy measure. In all cases, however, MCA reserves the right to substitute its own recommendation for the recommendation of ISS.


THIRD PARTY VOTING GUIDELINES


On an annual basis, the Proxy Committee will review the ISS Guidelines as well as summaries of Proxy Voting Procedures from subadvisers. The Committee will determine whether the ISS Guidelines and conflict mitigation procedures are appropriate for MCA's clients. A copy of the ISS Guidelines is attached hereto as Exhibit A. MCA will also separately maintain copies, electronically or otherwise, of the proxy voting policies and procedures of any subadviser to whom it has delegated such duties in accordance herewith. Due to the physical separation of ISS Corporate Programs Division and ISS' proxy analysis operations, it is MCA's belief that the potential for conflicts of interest is significantly reduced.

MONITORING SYSTEM


It is the responsibility of the MCA Compliance Department to monitor the proxy voting process to ensure that it is followed in accordance with the procedures contained herein. As noted above, when proxy materials for the Trusts or other MCA Clients are received, they are forwarded to the Proxy Coordinator who inputs an acknowledgment of receipt into the Database. Additionally, a record of the list of the Trusts and MCA Clients who hold shares of a company's stock, the number of shares held on the record date, the listing of any upcoming shareholder's meeting of that company, the proxy statement, and any other proxy related materials transmitted by ISS and received by MCA will also be maintained in the Database, or on ISS' database, as appropriate. The Proxy Coordinator will reconcile the number of shares the client held on record date with the number of shares ISS is reporting that MCA has available to vote. The Coordinator shall investigate discrepancies in the number of shares available to vote with the clients' custodian. The Proxy Coordinator will make a note to the file with the reason for the discrepancy of shares unavailable to vote.


CONFLICTS


MCA recognizes that occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest with MCA, its personnel or its affiliates. A conflict of interest may exist, for example, if MCA management has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote.

Any MCA Stock Team member or Research Analyst with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular referral item shall disclose that conflict to the Proxy Committee and shall otherwise remove himself or herself from the proxy voting process. In such circumstance, the Proxy Reviewer will review the referred item as being subject to the conflict to determine if, in her judgment, a conflict of interest in fact exists, and will provide the Proxy Coordinator with a conflicts report ("Conflicts Report") for each such referral item. The Conflicts Report shall (1) describe any conflict of interest; (2) discuss the procedures used to address such conflict of interest; and (3) disclose any contacts from parties outside MCA management (other than routine communications with proxy solicitors) with respect to the referral item not otherwise reported in an investment professional's recommendation. The Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.


In the event that the Proxy Reviewer has determined, with respect to a particular proxy item, that a conflict of interest exists or potentially exists, then, in most circumstances, the Proxy Reviewer will submit a recommendation to the Proxy Coordinator to vote the proxy in accordance with the ISS Guideline applicable to the particular category of proxy item. In the event, however, that the Proxy Reviewer has determined that, notwithstanding the existence of an actual or potential conflict, a proxy vote in accordance with the particular ISS Guideline applicable to such category of proxy item would be inconsistent with the interest of a Trust's shareholders or other MCA Client, then, the Proxy Reviewer may elect to recommend that the Proxy Coordinator submit to ISS instructions to abstain from the proxy vote, or, may present the possible conflict to the Proxy Committee, one or members of the Board of Trustees of a Trust (where the proxy to be voted is held by such Trust) or the full Board, as appropriate, or both for resolution and a determination of a voting recommendation.


In reviewing the adequacy of proxy voting policies and procedures provided by the sub-advisers to the Trusts, the Proxy Committee will evaluate the extent to which pre-determined procedures for the resolution of conflicts of interest have been established and the extent to which each subadviser has limited discretion in making a proxy voting decision in the event of a conflict of interest, or other mechanism to ensure that any decision with respect to a proposal representing a conflict between the interest of a sub-adviser and the Trust would be effectively insulated from the conflict.


AVAILABILITY OF POLICIES AND PROCEDURES TO PUBLIC


MCA will make the proxy voting policies and procedures contained herein available by disclosing the same, or causing the same to be disclosed: (1) with respect to the Trusts, in each Trust's Statement of Additional Information contained within its currently effective Registration Statement on Form N-1A filed with the SEC, (2) with respect to the Trusts, on the SEC's website at www.sec.gov, (3) with respect to other MCA Clients, by providing a summary of the policies and procedures contained herein in Part II of its Form ADV, together with instructions to such clients concerning how they may obtain a copy of these policies and procedures free of charge, and (4) by providing, upon request received through the applicable Trust's then-existing toll free number (currently 1-800-877-6089 for MMF and 1-800-798-5500 for USF) or, with respect to other MCA Clients, through MCA's then-existing toll free number (currently 1-800-356-2644 ext. 6111), a written copy of these policies and procedures.


RECORD RETENTION AND REPORTS


Electronic copies of all proxy solicitation materials received by MCA, all supporting documentation underlying MCA's proxy voting recommendations, and all communications regarding such proxies to and from RMG, including the dates when proxy notifications were received and voting recommendations returned to RMG, and the votes on each issuer's proxies, are maintained by the Proxy Coordinator. All such records are retained for six years; the first two years must be in a readily accessible place in the offices of MCA.

Generally, MCA will not divulge actual voting practices to any party other than to a Client (or an appropriate governmental agency) because such information is considered confidential and proprietary to the client.

On an annual basis, the Proxy Coordinator will provide a report to the MCA Chief Compliance Officer concerning those votes cast during the reporting period against the ISS Guidelines on the proxy statements of companies whose shares were held by Clients, and any conflicts that arose with respect to proxies voted during the period and how such conflicts were handled.

                                    EXHIBIT A

                             ISS Governance Services
              Concise Summary of 2008 U.S. Proxy Voting Guidelines
                 Effective for Meetings on or after Feb. 1, 2008
                              Updated Dec. 21, 2007

1. AUDITORS

Auditor Ratification
Vote FOR proposals to ratify auditors, unless any of the following apply:
o An auditor has a financial interest in or association with the company, and is therefore not independent;
o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position;
o Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or
o   Fees for non-audit services ("other" fees) are excessive.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:
o   The tenure of the audit firm;
o   The length of rotation specified in the proposal;
o   Any significant audit-related issues at the company;
o   The number of audit committee meetings held each year;
o   The number of financial experts serving on the committee; and
o Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.


2. BOARD OF DIRECTORS


Voting on Director Nominees in Uncontested Elections
Vote AGAINST or WITHHOLD from individual directors who:
o Attend less than 75 percent of the board and committee meetings without a valid excuse;
o   Sit on more than six public company boards;
o Are CEOs of public companies who sit on the boards of more than two public companies besides their own--withhold only at their outside boards.

Vote AGAINST or WITHHOLD from all nominees of the board of directors, (except from new nominees, who should be considered on a CASE-BY-CASE basis) if:
o The company's proxy indicates that not all directors attended 75 percent of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, vote against/withhold from all incumbent directors;
o The company's poison pill has a dead-hand or modified dead-hand feature. Vote against/withhold every year until this feature is removed;
o The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;
o The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);
o The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);
o The board failed to act on takeover offers where the majority of the shareholders tendered their shares;
o At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote;


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o   The company is a Russell 3000 company that underperformed its industry group
    (GICS group) under ISS' "Performance Test for Directors" policy;
o The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election--any or all appropriate nominees (except new) may be held accountable.

Vote AGAINST or WITHHOLD from inside directors and affiliated outside directors when:
o The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
o The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
o The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;
o   The full board is less than majority independent.

Vote AGAINST or WITHHOLD from the members of the audit committee if:
o The non-audit fees paid to the auditor are excessive (see discussion under "Auditor Ratification");
o Poor accounting practices are identified which rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or
o There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote AGAINST or WITHHOLD from the members of the compensation committee if:
o There is a negative correlation between the chief executive's pay and company performance;
o The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;
o The company fails to submit one-time transfers of stock options to a shareholder vote;
o The company fails to fulfill the terms of a burn-rate commitment made to shareholders;
o   The company has backdated options (see "Options Backdating" policy);
o The company has poor compensation practices (see "Poor Pay Practices" policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

Vote AGAINST or WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.


Classification/Declassification of the Board
Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.

Cumulative Voting


Generally vote AGAINST proposals to eliminate cumulative voting. Generally vote FOR proposals to restore or provide for cumulative voting unless:
o The company has proxy access or a similar structure to allow shareholders to nominate directors to the company's ballot; and
o The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

Vote FOR proposals for cumulative voting at controlled companies (insider voting power > 50 percent).

Independent Chair (Separate Chair/CEO)
Generally vote FOR shareholder proposals requiring that the chairman's position be filled by an independent director, unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all the following:

o Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:
    - presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;
    -    serves as liaison between the chairman and the independent directors;
    -    approves information sent to the board;
    -    approves meeting agendas for the board;
    - approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;
    -    has the authority to call meetings of the independent directors;
    - if requested by major shareholders, ensures that he is available for consultation and direct communication;


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o   The company publicly discloses a comparison of the duties of its independent lead director and its chairman;
o The company publicly discloses a sufficient explanation of why it chooses not to give the position of chairman to the independent lead director, and instead combine the chairman and CEO positions;
o   Two-thirds independent board;
o   All independent key committees;
o   Established governance guidelines;
o The company should not have underperformed both its peers and index on the basis of both one-year and three-year total shareholder returns*, unless there has been a change in the Chairman/CEO position within that time; and
o   The company does not have any problematic governance issues.

Vote FOR the proposal if the company does not provide disclosure with respect to any or all of the bullet points above. If disclosure is provided, evaluate on a CASE-BY-CASE basis.

*The industry peer group used for this evaluation is the average of the 12 companies in the same six-digit GICS group that are closest in revenue to the company. To fail, the company must underperform its index and industry group on all four measures (one- and three-year on industry peers and index).

Majority Vote Shareholder Proposals
Generally vote FOR precatory and binding resolutions requesting that the board change the company's bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carveout for a plurality vote standard when there are more nominees than board seats. Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

Open Access
Vote shareholder proposals asking for open or proxy access on a CASE-BY-CASE basis, taking into account:
o   The ownership threshold proposed in the resolution;
o The proponent's rationale for the proposal at the targeted company in terms of board and director conduct.


3. PROXY CONTESTS


Voting for Director Nominees in Contested Elections
Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

o Long-term financial performance of the target company relative to its industry;
o   Management's track record;
o   Background to the proxy contest;
o   Qualifications of director nominees (both slates);
o Strategic plan of dissident slate and quality of critique against management;
o Likelihood that the proposed goals and objectives can be achieved (both slates);
o   Stock ownership positions.


Reimbursing Proxy Solicitation Expenses


Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:
o The election of fewer than 50 percent of the directors to be elected is contested in the election;
o   One or more of the dissident's candidates is elected;
o   Shareholders are not permitted to cumulate their votes for directors; and
o The election occurred, and the expenses were incurred, after the adoption of this bylaw.


4. TAKEOVER DEFENSES

Poison Pills


Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

o   Shareholders have approved the adoption of the plan; or

o The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay that would result from seeking stockholder approval (i.e., the "fiduciary out" provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within 12 months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

o   No lower than a 20 percent trigger, flip-in or flip-over;
o   A term of no more than three years;
o No dead-hand, slow-hand, no-hand, or similar feature that limits the ability of a future board to redeem the pill;
o Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting, or seek a written consent to vote on rescinding the pill.


Shareholder Ability to Call Special Meetings
Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings. Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements
Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.


5. MERGERS AND CORPORATE RESTRUCTURINGS

For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

o Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.
o Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
o Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
o Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.
o Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The aggregate CIC figure may be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.
o Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

6. STATE OF INCORPORATION


Reincorporation Proposals


Vote CASE-BY-CASE on proposals to change a company's state of incorporation, taking into consideration both financial and corporate governance concerns, including:

o   The reasons for reincorporating;
o   A comparison of the governance provisions;

o   Comparative economic benefits; and
o   A comparison of the jurisdictional laws.

7. CAPITAL STRUCTURE


Common Stock Authorization


Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company's performance and whether the company's ongoing use of shares has shown prudence. Factors should include, at a minimum, the following:

o   Rationale;
o Good performance with respect to peers and index on a five-year total shareholder return basis;
o   Absence of non-shareholder approved poison pill;
o   Reasonable equity compensation burn rate;
o   No non-shareholder approved pay plans; and
o   Absence of egregious equity compensation practices.

Dual-Class Stock
Vote AGAINST proposals to create a new class of common stock with superior voting rights. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to create a new class of nonvoting or sub-voting common stock if:
o It is intended for financing purposes with minimal or no dilution to current shareholders;
o It is not designed to preserve the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan
Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).


Preferred Stock


Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock), and AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose. Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense), and FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

8. EXECUTIVE AND DIRECTOR COMPENSATION

Equity Compensation Plans
Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:
o   The total cost of the company's equity plans is unreasonable;
o The plan expressly permits the repricing of stock options without prior shareholder approval;
o   There is a disconnect between CEO pay and the company's performance;
o The company's three year burn rate exceeds the greater of 2% and the mean plus one standard deviation of its industry group; or
o   The plan is a vehicle for poor pay practices.

Poor Pay Practices
Vote AGAINST or WITHHOLD from compensation committee members, the CEO, and potentially the entire board, if the company has poor compensation practices. Vote AGAINST equity plans if the plan is a vehicle for poor compensation practices.

The following practices, while not exhaustive, are examples of poor compensation practices:
o Egregious employment contracts (e.g., multi-year guarantees for salary increases, bonuses, and equity compensation);

o Excessive perks (overly generous cost and/or reimbursement of taxes for personal use of corporate aircraft, personal security systems maintenance and/or installation, car allowances, and/or other excessive arrangements relative to base salary);
o Abnormally large bonus payouts without justifiable performance linkage or proper disclosure (e.g., performance metrics that are changed, canceled, or replaced during the performance period without adequate explanation of the action and the link to performance);
o Egregious pension/SERP (supplemental executive retirement plan) payouts (inclusion of additional years of service not worked that result in significant payouts, or inclusion of performance-based equity awards in the pension calculation;
o New CEO with overly generous new hire package (e.g., excessive "make whole" provisions);
o Excessive severance and/or change-in-control provisions: Inclusion of excessive change-in-control or severance payments, especially those with a multiple in excess of 3X cash pay;
    - Severance paid for a "performance termination," (i.e., due to the executive's failure to perform job functions at the appropriate level);
    - Change-in-control payouts without loss of job or substantial diminution of job duties (single-triggered);
    - Perquisites for former executives such as car allowances, personal use of corporate aircraft, or other inappropriate arrangements;
o Poor disclosure practices, (unclear explanation of how the CEO is involved in the pay setting process, retrospective performance targets and methodology not discussed, or methodology for benchmarking practices and/or peer group not disclosed and explained);
o Internal pay disparity (e.g., excessive differential between CEO total pay and that of next highest-paid named executive officer);
o   Other excessive compensation payouts or poor pay practices at the company.


Director Compensation


Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company's allowable cap. On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans will exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board's compensation are met and disclosed in the proxy statement:
o Director stock ownership guidelines with a minimum of three times the annual cash retainer.
o   Vesting schedule or mandatory holding/deferral period:
    -    A minimum vesting of three years for stock options or restricted stock;
         or
    -    Deferred stock payable at the end of a three-year deferral period.
o   Mix between cash and equity:
    - A balanced mix of cash and equity, for example 40 percent cash/60 percent equity or 50 percent cash/50 percent equity; or
    - If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.
o   No retirement/benefits and perquisites provided to non-employee directors;
    and
o Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

Employee Stock Purchase Plans--Qualified Plans
Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:
o   Purchase price is at least 85 percent of fair market value;
o   Offering period is 27 months or less; and
o The number of shares allocated to the plan is 10 percent or less of the outstanding shares.

Vote AGAINST qualified employee stock purchase plans where any of the following apply:
o   Purchase price is less than 85 percent of fair market value; or
o   Offering period is greater than 27 months; or
o The number of shares allocated to the plan is more than 10 percent of the outstanding shares.

Employee Stock Purchase Plans--Non-Qualified Plans
Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:
o Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);
o Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;
o Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value;
o No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee's contribution, evaluate the cost of the plan against its allowable cap.

Options Backdating
In cases where a company has practiced options backdating, vote AGAINST or WITHHOLD on a CASE-BY-CASE basis from the members of the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. Vote AGAINST or WITHHOLD from the compensation committee members who oversaw the questionable options practices or from current compensation committee members who fail to respond to the issue proactively, depending on several factors, including, but not limited to:
o Reason and motive for the options backdating issue (inadvertent vs. deliberate grant date changes);
o   Length of time of options backdating;
o Corrective actions taken by the board or compensation committee, such as canceling or repricing backdated options, or recoupment of option gains on backdated grants;
o Adoption of a grant policy that prohibits backdating, and creation of a fixed grant schedule or window period for equity grants going forward.

Option Exchange Programs/Repricing Options
Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options, considering:
o Historic trading patterns--the stock price should not be so volatile that the options are likely to be back "in-the-money" over the near term;
o Rationale for the re-pricing--was the stock price decline beyond management's control?
o   Is this a value-for-value exchange?
o   Are surrendered stock options added back to the plan reserve?
o Option vesting--does the new option vest immediately or is there a black-out period?
o Term of the option--the term should remain the same as that of the replaced option;
o   Exercise price--should be set at fair market or a premium to market;
o   Participants--executive officers and directors should be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company's three-year average burn rate.
In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company's stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Stock Plans in Lieu of Cash
Vote CASE-by-CASE on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock, and on plans that do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation. Vote FOR non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.

Transfer Programs of Stock Options
Vote AGAINST or WITHHOLD from compensation committee members if they fail to submit one-time transfers to shareholders for approval.

Vote CASE-BY-CASE on one-time transfers. Vote FOR if:
o Executive officers and non-employee directors are excluded from participating;
o Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;
o There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred and whether the events leading up to the decline in stock price were beyond management's control. A review of the company's historic stock price volatility should indicate if the options are likely to be back "in-the-money" over the near term.

Vote AGAINST equity plan proposals if the details of ongoing Transfer of Stock Options programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:
o   Eligibility;
o   Vesting;
o   Bid-price;
o   Term of options;
o Transfer value to third-party financial institution, employees and the company.

Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

Shareholder Proposals on Compensation

Advisory Vote on Executive Compensation (Say-on-Pay)
Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the named executive officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

Compensation Consultants--Disclosure of Board or Company's Utilization Generally vote FOR shareholder proposals seeking disclosure regarding the company, board, or compensation committee's use of compensation consultants, such as company name, business relationship(s) and fees paid.

Disclosure/Setting Levels or Types of Compensation for Executives and Directors Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation. Vote AGAINST shareholder proposals requiring director fees be paid in stock only. Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

Pay for Superior Performance
Generally vote FOR shareholder proposals based on a case-by-case analysis that requests the board establish a pay-for-superior performance standard in the company's compensation plan for senior executives. The proposal should have the following principles:
o Sets compensation targets for the plan's annual and long-term incentive pay components at or below the peer group median;
o Delivers a majority of the plan's target long-term compensation through performance-vested, not simply time-vested, equity awards;
o Provides the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;
o Establishes performance targets for each plan financial metric relative to the performance of the company's peer companies;
o Limits payment under the annual and performance-vested long-term incentive components of the plan to when the company's performance on its selected financial performance metrics exceeds peer group median performance.

Consider the following factors in evaluating this proposal:
o What aspects of the company's annual and long-term equity incentive programs are performance driven?
o If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?
o Can shareholders assess the correlation between pay and performance based on the current disclosure?
o What type of industry and stage of business cycle does the company belong to?

Vote CASE-BY-CASE on shareholder proposal requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:
o First, vote FOR shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a "substantial" portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a premium of at least 25 percent and higher to be considered performance-based awards.

o Second, assess the rigor of the company's performance-based equity program. If the bar set for the performance-based program is too low based on the company's historical or peer group comparison, generally vote FOR the proposal. Furthermore, if target performance results in an above target payout, vote FOR the shareholder proposal due to program's poor design. If the company does not disclose the performance metric of the performance-based equity program, vote FOR the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote FOR the shareholder proposal if the company does not meet both of these two requirements.

Pre-Arranged Trading Plans (10b5-1 Plans)
Generally vote FOR shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:
o Adoption, amendment, or termination of a 10b5-1 plan must be disclosed within two business days in a Form 8-K;
o Amendment or early termination of a 10b5-1 plan is allowed only under extraordinary circumstances, as determined by the board;
o Ninety days must elapse between adoption or amendment of a 10b5-1 plan and initial trading under the plan;
o   Reports on Form 4 must identify transactions made pursuant to a 10b5-1 plan;
o   An executive may not trade in company stock outside the 10b5-1 Plan.
o Trades under a 10b5-1 plan must be handled by a broker who does not handle other securities transactions for the executive.

Recoup Bonuses
Vote on a CASE-BY-CASE on proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation, taking into consideration:
o   If the company has adopted a formal recoupment bonus policy; or
o If the company has chronic restatement history or material financial problems.

Severance Agreements for Executives/Golden Parachutes
Vote FOR shareholder proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:
o   The triggering mechanism should be beyond the control of management;
o The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the change of control);
o Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

Supplemental Executive Retirement Plans (SERPs)
Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans. Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company's supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive's annual salary and excluding of all incentive or bonus pay from the plan's definition of covered compensation used to establish such benefits.

9. CORPORATE SOCIAL RESPONSIBILITY (CSR) ISSUES

Consumer Lending
Vote CASE-BY CASE on requests for reports on the company's lending guidelines and procedures, including the establishment of a board committee for oversight, taking into account:
o Whether the company has adequately disclosed mechanisms to prevent abusive lending practices;
o Whether the company has adequately disclosed the financial risks of the lending products in question;
o Whether the company has been subject to violations of lending laws or serious lending controversies;
o   Peer companies' policies to prevent abusive lending practices.

Pharmaceutical Pricing
Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.

Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:
o   The existing level of disclosure on pricing policies;
o   Deviation from established industry pricing norms;
o The company's existing initiatives to provide its products to needy consumers;

o   Whether the proposal focuses on specific products or geographic regions.

Product Safety and Toxic Materials
Generally vote FOR proposals requesting the company to report on its policies, initiatives/procedures, and oversight mechanisms related to toxic materials and/or product safety in its supply chain, unless:
o The company already discloses similar information through existing reports or policies such as a supplier code of conduct and/or a sustainability report;
o The company has formally committed to the implementation of a toxic materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; and
o The company has not been recently involved in relevant significant controversies or violations.

Vote CASE-BY-CASE on resolutions requesting that companies develop a feasibility assessment to phaseout of certain toxic chemicals and/or evaluate and disclose the financial and legal risks associated with utilizing certain chemicals, considering:
o   Current regulations in the markets in which the company operates;
o Recent significant controversy, litigation, or fines stemming from toxic chemicals or ingredients at the company; and
o   The current level of disclosure on this topic.

Climate Change
In general, vote FOR resolutions requesting that a company disclose information on the impact of climate change on the company's operations unless:
o The company already provides current, publicly available information on the perceived impact that climate change may have on the company as well as associated policies and procedures to address such risks and/or opportunities;
o The company's level of disclosure is comparable to or better than information provided by industry peers; and
o There are no significant fines, penalties, or litigation associated with the company's environmental performance.

Greenhouse Gas Emissions
Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company's line of business. Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines, or litigation resulting from greenhouse gas emissions.

Political Contributions and Trade Associations Spending
Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:
o The company is in compliance with laws governing corporate political activities; and
o The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to publish in newspapers and public media the company's political contributions as such publications could present significant cost to the company without providing commensurate value to shareholders. Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions and trade association spending, considering:
o Recent significant controversy or litigation related to the company's political contributions or governmental affairs; and
o The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage. Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

Sustainability Reporting
Generally vote FOR proposals requesting the company to report on policies and initiatives related to social, economic, and environmental sustainability, unless:
o The company already discloses similar information through existing reports or policies such as an environment, health, and safety (EHS) report; a comprehensive code of corporate conduct; and/or a diversity report; or
o The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

                           SHENKMAN CAPITAL MANAGEMENT
                       PROXY VOTING POLICY AND PROCEDURES
                       ----------------------------------

Set forth below are the policies and procedures of Shenkman Capital with respect to proxy voting.


This statement does not attempt to describe every regulatory and compliance requirement applicable to proxy voting, but rather summarizes some of the issues involved and establishes general rules and procedures. Although this statement expressly addresses proxy voting, the policies and procedures set forth herein apply to any solicitation of votes with respect to securities held in a fully discretionary client account, such as, for example, the solicitation of the consent of the holders of fixed income securities to a proposed restructuring.

I. POLICY


Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When Shenkman Capital has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with this statement.


II. PROXY VOTING PROCEDURES


(a) Shenkman Capital will instruct each custodian for a discretionary client account to deliver to Shenkman Capital all proxy solicitation materials received with respect to the account. Shenkman Capital will review the securities held in its discretionary client accounts on a regular basis to confirm that it receives copies of all proxy solicitation materials concerning such securities. Shenkman Capital will vote all proxies on behalf of discretionary client accounts after carefully considering all proxy solicitation materials and other information and facts it deems relevant. A Portfolio Manager will make all voting decisions on behalf of a discretionary client account based solely on his/her determination of the best interests of that account. Shenkman Capital will use reasonable efforts to respond to each proxy solicitation by the deadline for such response.

(b) All proxies received by Shenkman Capital will be sent to the Portfolio Administration Department for processing as follows:

    (1) maintain a record of each proxy received;
    (2) determine which accounts managed by Shenkman Capital hold the security to which the proxy relates;
    (3) forward the proxy to a Portfolio Manager together with a list of accounts that hold the security, the number of votes each account controls (reconciling any duplications), and the date by which Shenkman Capital must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer via the custodian prior to the vote taking place;
    (4) absent material conflicts (see Section IV), a Portfolio Manager will determine how Shenkman Capital should vote the proxy. The Portfolio Manager will send its decision on how Shenkman Capital will vote a proxy to the Portfolio Administration Department, which will be responsible for making sure the proxy has been completed and returning it to issuer and/or the custodian in a timely and appropriate manner.

Shenkman Capital's General Counsel shall monitor the firm's processing of proxy statements to assure that all proxy statements are handled and processed in accordance with this statement. The General Counsel will designate one or more team members of the firm to be responsible for insuring that all proxy statements are received and that Shenkman Capital responds to them in a timely manner.


III. VOTING GUIDELINES


Shenkman Capital will review all proxy solicitation materials it receives concerning securities held in a discretionary client account. Shenkman Capital will evaluate all such information and may seek additional information from the party soliciting the proxy and independent corroboration of such information when Shenkman Capital considers it appropriate and when it is reasonably available.

In the absence of specific voting guidelines from the client, Shenkman Capital will vote proxies in the best interests of each particular client, which may result in different voting results for proxies for the same issuer. Shenkman Capital believes that voting proxies in accordance with the following guidelines is in the best interests of its clients.

Generally, Shenkman Capital will vote FOR a proposal when it believes that the proposal serves the best interests of the discretionary client account whose proxy is solicited because, on balance, the following factors predominate:

(a) the proposal has a positive economic effect on shareholder value;
(b) the proposal poses no threat to existing rights of shareholders;
(c) the dilution, if any, of existing shares that would result from approval of the proposal is warranted by the benefits of the proposal; and
(d) the proposal does not limit or impair accountability to shareholders on the part of management and the board of directors.

Generally, Shenkman Capital will vote AGAINST a proposal if it believes that, on balance, the following factors predominate:

(a) the proposal has an adverse economic effect on shareholder value;
(b) the proposal limits the rights of shareholders in a manner or to an extent that is not warranted by the benefits of the proposal;
(c) the proposal causes significant dilution of shares that is not warranted by the benefits of the proposal;
(d) the proposal limits or impairs accountability to the shareholders on the part of management or the board of directors; or
(e) the proposal is a shareholder initiative that Shenkman Capital believes wastes time and resources of the company or reflects the grievance of one individual.

Shenkman Capital will ABSTAIN from voting proxies when it believes that it is appropriate. Usually, this occurs when Shenkman Capital believes that a proposal will not have a material effect on the investment strategy it pursues for its discretionary client accounts.


IV. CONFLICTS OF INTEREST


Due to the size and nature of Shenkman Capital's operations and its limited affiliations in the securities industry, Shenkman Capital does not expect that material conflicts of interest will arise between it and a discretionary client account over proxy voting. Shenkman Capital recognizes, however, that such conflicts may arise from time to time, such as, for example, when Shenkman Capital or one of its affiliates has a business arrangement that could be affected by the outcome of a proxy vote or has a personal or business relationship with a person seeking appointment or re-appointment as a director of a company. If a material conflict of interest arises, Shenkman Capital will determine whether voting in accordance with the voting guidelines and factors described above is in the best interests of the client. Under no circumstances will Shenkman Capital place its own interests ahead of the interests of its discretionary client accounts in voting proxies.

If Shenkman Capital determines that the proxy voting policies do not adequately address a material conflict or interest related to a proxy, Shenkman Capital will provide the affected client with copies of all proxy solicitation materials received by Shenkman Capital with respect to that proxy, notify that client of the actual or potential conflict of interest, and of Shenkman Capital's intended response to the proxy request (which response will be in accordance with the policies set forth in this statement), and request that the client consent to Shenkman Capital's intended response. If the client consents to Shenkman Capital's intended response or fails to respond to the notice within a reasonable period of time specified in the notice, Shenkman Capital will vote the proxy as described in the notice. If the client objects to Shenkman Capital's intended response,

Shenkman Capital will vote the proxy as directed by the client.


V. DISCLOSURE


(a) Shenkman Capital will disclose in its Form ADV, Part II that clients may contact Shenkman Capital (via e-mail or telephone) in order to obtain information on how Shenkman Capital voted such client's proxies, and to request a copy of this statement. If a client requests this information, Shenkman Capital will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about: (i) the name of the issuer; (ii) the proposal voted upon, and (iii) how Shenkman Capital voted the client's proxy.

(b) A concise summary of this statement will be included in Shenkman Capital's Form ADV, Part II, and will be updated whenever these policies and procedures are updated. Shenkman Capital will arrange for a copy of this summary to be sent to all existing clients as part of its annual distribution of its Form ADV, Part II.

VI. RECORDKEEPING

Shenkman Capital will maintain files relating to its proxy voting procedures in an easily accessible place. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of Shenkman Capital. Records of the following will be included in the files:

(a) copies of these proxy voting policies and procedures, and any amendments thereto;
(b) a copy of each proxy statement that it receives; provided, however, that Shenkman Capital may rely on obtaining a copy of proxy statements from the SEC's EDGAR system for those proxy statements that are so available;
(c) a record of each vote that Shenkman Capital casts;
(d) a copy of any document Shenkman Capital created that was material to making a decision how to vote proxies, or that memorializes that decision;
(e) a copy of each written client request for information on how Shenkman Capital voted such client's proxies, and a copy of any written response to any (written or oral) client request for information on how Shenkman Capital voted its proxies.

Dated: July 1, 2008

                       WELLINGTON MANAGEMENT COMPANY, LLP
                      GLOBAL PROXY POLICIES AND PROCEDURES
                      ------------------------------------


INTRODUCTION


Wellington Management Company, LLP ("Wellington Management") has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best economic interests of its clients around the world.

Wellington Management's Proxy Voting Guidelines (the Guidelines), which are incorporated by reference to these Global Proxy Policies and Procedures, set forth the sets of guidelines that Wellington Management uses in voting specific proposals presented by the boards of directors or shareholders of companies whose securities are held in client portfolios for which Wellington Management has voting discretion. While the Guidelines set forth general sets of guidelines for voting proxies, it should be noted that these are guidelines and not rigid rules. Many of the Guidelines are accompanied by explanatory language that describes criteria that may affect our vote decision. The criteria as described are to be read as part of the guideline, and votes cast according to the criteria will be considered within guidelines. In some circumstances, the merits of a particular proposal may cause us to enter a vote that differs from the Guidelines.

STATEMENT OF POLICIES
As a matter of policy, Wellington Management:

1. Takes responsibility for voting client proxies only upon a client's written request.

2. Votes all proxies in the best interests of its clients as shareholders, i.e., to maximize economic value.

3. Develops and maintains broad guidelines setting out positions on common proxy issues, but also considers each proposal in the context of the issuer, industry, and country or countries in which its business is conducted.

4. Evaluates all factors it deems relevant when considering a vote, and may determine in certain instances that it is in the best interest of one or more clients to refrain from voting a given proxy ballot.

5. Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

6. Believes that sound corporate governance practices can enhance shareholder value and therefore encourages consideration of an issuer's corporate governance as part of the investment process.

7. Believes that proxy voting is a valuable tool that can be used to promote sound corporate governance to the ultimate benefit of the client as shareholder.

8. Provides all clients, upon request, with copies of these Global Proxy Policies and Procedures, the Proxy Voting Guidelines, and related reports, with such frequency as required to fulfill obligations under applicable law or as reasonably requested by clients.

9. Reviews regularly the voting record to ensure that proxies are voted in accordance with these Global Proxy Policies and Procedures and the set of Proxy Voting Guidelines selected by the client from those provided by Wellington Management; and ensures that procedures, documentation, and reports relating to the voting of proxies are promptly and properly prepared and disseminated.

RESPONSIBILITY AND OVERSIGHT
Wellington Management has a Corporate Governance Committee, established by action of the firm's Executive Committee that is responsible for the review and approval of the firm's written Global Proxy Policies and Procedures and its Proxy Voting Guidelines, and for providing advice and guidance on specific proxy votes for individual issuers. The firm's Legal Services Department monitors regulatory requirements with respect to proxy voting on a global basis and works with the Corporate Governance Committee to develop policies that implement those requirements. Day-to-day administration of the proxy voting process at Wellington Management is the responsibility of the Corporate Governance Group within the Corporate Operations Department. In addition, the Corporate Governance Group acts as a resource for portfolio managers and research analysts on proxy matters, as needed.

STATEMENT OF PROCEDURES
Wellington Management has in place certain procedures for implementing its proxy voting policies.
General Proxy Voting

Authorization to Vote
Wellington Management will vote only those proxies for which its clients have affirmatively delegated proxy-voting authority.

Receipt of Proxy
Proxy materials from an issuer or its information agent are forwarded to registered owners of record, typically the client's custodian bank. If a client requests that Wellington Management votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent. Wellington Management, or its voting agent, may receive this voting information by mail, fax, or other electronic means.

Reconciliation
To the extent reasonably practicable, each public security proxy received by electronic means is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due. Although proxies received for private securities, as well as those received in non-electronic format, are voted as received, Wellington Management is not able to reconcile these proxies to holdings, nor does it notify custodians of nonreceipt.

Research
In addition to proprietary investment research undertaken by Wellington Management investment professionals, the firm conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance around the world and of current practices of specific companies.

Proxy Voting
Following the reconciliation process, each proxy is compared against the set of Proxy Voting Guidelines selected by the client, and handled as follows:

o Generally, issues for which explicit proxy voting guidance is provided in the Proxy Voting Guidelines (i.e., "For", "Against", "Abstain") are reviewed by the Corporate Governance Group and voted in accordance with the Proxy Voting Guidelines.
o Issues identified as "case-by-case" in the Proxy Voting Guidelines are further reviewed by the Corporate Governance Group. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.
o Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients' proxies.

Material Conflict of Interest Identification and Resolution Processes Wellington Management's broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Corporate Governance Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Corporate Governance Committee encourages all personnel to contact the Corporate Governance Group about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Corporate Governance Committee to determine if there is a conflict, and if so whether the conflict is material.

If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Corporate Governance Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Corporate Governance Committee should convene. Any Corporate Governance Committee member who is himself or herself subject to the identified conflict will not participate in the decision on whether and how to vote the proxy in question.

Other Considerations
In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.

Securities Lending
Wellington Management may be unable to vote proxies when the underlying securities have been lent out pursuant to a client's securities lending program. In general, Wellington Management does not know when securities have been lent out and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

Share Blocking and Re-registration
Certain countries require shareholders to stop trading securities for a period of time prior to and/or after a shareholder meeting in that country (i.e., share blocking). When reviewing proxies in share blocking countries, Wellington Management evaluates each proposal in light of the trading restrictions imposed and determines whether a proxy issue is sufficiently important that Wellington

Management would consider the possibility of blocking shares. The portfolio manager retains the final authority to determine whether to block the shares in the client's portfolio or to pass on voting the meeting.

In certain countries, re-registration of shares is required to enter a proxy vote. As with share blocking, re-registration can prevent Wellington Management from exercising its investment discretion to sell shares held in a client's portfolio for a substantial period of time. The decision process in blocking countries as discussed above is also employed in instances where re-registration is necessary.

Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs
Wellington Management may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances. Proxy materials not delivered in a timely fashion may prevent analysis or entry of a vote by voting deadlines. In addition, Wellington Management's practice is to abstain from voting a proxy in circumstances where, in its judgment, the costs exceed the expected benefits to clients. Requirements for Powers of Attorney and consularization are examples of such circumstances.

Additional Information
Wellington Management maintains records of proxies voted pursuant to Section 204-2 of the Investment Advisers Act of 1940 (the "Advisers Act"), the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and other applicable laws.

Wellington Management's Global Proxy Policies and Procedures may be amended from time to time by Wellington Management. Wellington Management provides clients with a copy of its Global Proxy Policies and Procedures, including the Proxy Voting Guidelines, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.


Dated: April 1, 2007

                    PARADIGM ASSET MANAGEMENT COMPANY, L.L.C.
                      PROXY VOTING POLICIES AND PROCEDURES
                      ------------------------------------

Paradigm Asset Management Company, L.L.C. ("Paradigm") provides investment advisory services to a private investment fund and managed accounts, and invests the assets of the fund and accounts in securities issued by public issuers. Paradigm has authority to vote proxies relating to such securities on behalf of the fund and accounts it manages.

I. GENERAL POLICY
   --------------

The general policy is to vote proxy proposals, amendments, consents or resolutions relating to client securities, including interests in private investment funds, if any, (collectively, "proxies"), in a manner that serves the best interests of the fund and accounts managed by Paradigm, as determined by Paradigm in its discretion, taking into account relevant factors, including, but not limited to:

A the impact on the value of the securities;

B the anticipated costs and benefits associated with the proposal;

C the effect on liquidity; and

D customary industry and business practices.

II. PROXY VOTING GUIDELINES
    -----------------------

A. Paradigm has determined that, except as set forth below, proxies will be voted in accordance with the voting recommendations contained in the applicable domestic or global Institutional Shareholder Services ("ISS") Proxy Voting Manual, as in effect from time to time. A concise summary of the current applicable ISS proxy voting guidelines is attached to these Voting Policies and Procedures as Exhibit A.

B. In the event the ISS proxy voting guidelines do not address how a proxy should be voted, the proxy will be voted in accordance with ISS recommendations. In the event that ISS refrains from making a recommendation the Chief Compliance Officer ("CCO") in consultation with the portfolio manager ("PM") covering the subject security shall vote the proxy consistent with the general principles of these Policies and Procedures and in the client's best interest, provided that the CCO and PM determines that there is no material conflict of interest between Paradigm and the client or clients with respect to the voting of the proxy.

C. There may be circumstances under which PM or other investment professional ("Investment Professional") believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the foregoing proxy voting guidelines or in a manner inconsistent with ISS recommendations. Departures from these policies and procedures are expected to be rare but in such events Paradigm will maintain a record supporting such a vote.

III. CONFLICTS OF INTEREST
     ---------------------

A. Paradigm has obtained a copy of ISS Policies, Procedures and Practices regarding potential conflicts of interest that could arise in ISS proxy voting services to Paradigm as a result of business conducted by ISS. Paradigm believes that potential conflicts of interest by ISS are minimized by these Policies, Procedures and Practices.

B. Paradigm will vote proxies in accordance with ISS proxy voting guidelines or ISS recommendations, Paradigm believes that this process is reasonably designed to address material conflicts of interest that may arise between Paradigm and a client as to how proxies are voted.

C. In the unusual circumstance that (i) an Investment Professional believes it is in the best interest of a client or clients to vote proxies in a manner inconsistent with ISS proxy voting guidelines or ISS recommendations, or (ii) ISS proxy voting guidelines do not address how a proxy should be voted, the CCO and PM will review the proxy and assess the extent to which there may be a material conflict of interest between Paradigm and the client or clients.

In the event that the CCO and PM determine that the voting of a proxy as recommended by the Investment Professional presents a material conflict of interest between Paradigm and the client or clients, Paradigm shall: (i) in cases where ISS had made a recommendation, take no further action, in which case ISS shall vote such proxy in accordance with its recommendations; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

D. Material conflicts cannot be resolved by simply abstaining from voting.

IV. RECORDKEEPING
    -------------

Paradigm will maintain records relating to the implementation of these proxy voting policies and procedures, including:

(1) a copy of these policies and procedures which shall be made available to clients, upon request;
(2) proxy statements received regarding client securities (which will be satisfied by relying on EDGAR or ISS);
(3) a record of each vote cast (which ISS maintains on Paradigm's behalf);
(4) a copy of any document created by Paradigm that was material to making a decision as to how to vote a proxy on behalf of a client or that memorializes the basis for that decision; and
(5) each written client request for proxy voting records and Paradigm's written response to any client request (written or oral) for such records.
Such proxy voting books and records shall be maintained in an easily accessible place for a period of five years.

Dated as of October 5, 2004; Updated as of June 2, 2006 and July 1, 2008

                           LAZARD ASSET MANAGEMENT LLC


                                  PROXY VOTING


POLICY:

As a fiduciary, LAM is obligated to vote proxies in the best interests of its clients. LAM has adopted a written policy (the "Policy") that is designed to ensure that it satisfies its fiduciary obligation. LAM has developed a structure to attempt to ensure that proxy voting is conducted in an appropriate manner, consistent with clients' best interests, and within the framework of the Policy.

LAM manages assets for a variety of clients, including individuals, Taft-Hartley plans, governmental plans, foundations and endowments, corporations, investment companies and other collective investment vehicles. Absent specific guidelines provided by a client, LAM's policy is to vote proxies on a given issue the same for all of its clients. The Policy is based on the view that, in its role as investment adviser, LAM must vote proxies based on what it believes will maximize shareholder value as a long-term investor, and that the votes it casts on behalf of all its clients are intended to accomplish that objective.

PROCEDURES:

Administration and Implementation of Proxy Voting Process. LAM's proxy-voting process is administered by its Proxy Operations Department ("ProxyOps"), which reports to LAM's Chief Operating Officer. Oversight of the process is provided by LAM's Legal/Compliance Department and by a Proxy Committee consisting of senior LAM officers. To assist it in its proxy-voting responsibilities, LAM currently subscribes to several research and other proxy-related services offered by Institutional Shareholder Services, Inc. ("ISS"), one of the world's largest providers of proxy-voting services. ISS provides LAM with its independent analysis and recommendation regarding virtually every proxy proposal that LAM votes on behalf of its clients, with respect to both U.S. and non-U.S. securities.

LAM's Proxy Committee has approved specific proxy voting guidelines regarding the most common proxy proposals (the "Approved Guidelines"). These Approved Guidelines provide that LAM should vote for or against the proposal, or that the proposal should be considered on a case-by-case basis. LAM believes that its portfolio managers and global research analysts with knowledge of the company ("Portfolio Management") are in the best position to evaluate the impact that the outcome of a given proposal will have on long-term shareholder value. Therefore, ProxyOps seeks Portfolio Management's recommendation on all proposals to be considered on a case-by-case basis. Portfolio Management is also given the opportunity to review all proposals (other than routine proposals) where the Approved Guideline is to vote for or against, and, in compelling circumstances, to overrule the Approved Guideline, subject to the Proxy Committee's final determination. The Manager of ProxyOps may also consult with LAM's Chief Compliance Officer or the Proxy Committee concerning any proxy agenda or proposal.

Types of Proposals. Shareholders receive proxies involving many different proposals. Many proposals are routine in nature, such as a non-controversial election of Directors or a change in a company's name. Other proposals are more complicated, such as items regarding corporate governance and shareholder rights, changes to capital structure, stock option plans and other executive compensation issues, mergers and other significant transactions and social or political issues. The Policy lists the Approved Guidelines for the most common proposals. New or unusual proposals may be presented from time to time. Such proposals will be presented to Portfolio Management and discussed with the Proxy Committee to determine how they should be voted, and an Approved Guideline will be adopted if appropriate.

Conflicts of Interest. The Policy recognizes that there may be times when meeting agendas or proposals create the appearance of a material conflict of interest for LAM. Should the appearance of such a conflict exist, LAM will seek to alleviate the conflict by voting consistent with an Approved Guideline (to vote for or against), or, in situations where the Approved Guideline is to vote case-by-case, with the recommendation of an independent source, currently Institutional Shareholder Services ("ISS"). If the recommendations of the two services offered by ISS, the Proxy Advisor Service and the Proxy Voter Service, are not the same, LAM will obtain a recommendation from a third independent source that provides proxy voting advisory services, and will defer to the majority recommendation. If a third independent source is not available, LAM will follow the recommendation of ISS's Proxy Advisor Service.

Funds. Each Fund is required to file a Form N-PX by August 31 each year containing a complete proxy voting record of the Fund for the twelve-month period ended the previous June 30. LAM's Proxy Operations team is responsible for maintaining the data necessary to complete this form and to work, in conjunction with ISS, to generate the required information and to file this form annually. In addition, in the Fund's annual and semi-annual report to shareholders and in its Statement of Additional Information ("SAI"), the Fund must include a statement indicating how to obtain the proxy voting record of the Fund for the most recent twelve month period and that such record is available without charge. It should also indicate that such information is available on the SEC's website. The Legal/Compliance Department is responsible for ensuring that such information is included in the annual and semi-annual reports and in the SAI.


November 2008

                                     PART C
                                OTHER INFORMATION

ITEM 23.  EXHIBITS

    See "Exhibit Index."

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

    See the sections in Part A entitled "Portfolio Management" and in Part B entitled "Management of the Trust" for a description of related parties.

    CUNA Mutual Insurance Society is a mutual life insurance company and therefore is controlled by its contract owners. Various companies and other entities are controlled by CUNA Mutual Insurance Society and various companies may be considered to be under common control with CUNA Mutual Insurance Society. Such other companies and entities, together with the identity of their controlling persons (where applicable), are set forth in the following organization chart. CUNA Mutual Investment Corporation, which is a wholly-owned subsidiary of CUNA Mutual Insurance Society, owns 100% of MCA. Each of the entities set forth below could be considered affiliated persons of Registrant or affiliated persons of such affiliated persons.

                          CUNA Mutual Insurance Society
                   Organizational Chart as of January 1, 2009

CUNA MUTUAL INSURANCE SOCIETY
State of domicile:  Iowa

CUNA MUTUAL INSURANCE SOCIETY, EITHER DIRECTLY OR INDIRECTLY, IS THE CONTROLLING COMPANY OF THE FOLLOWING WHOLLY-OWNED SUBSIDIARIES:

1.  CUNA Mutual Investment Corporation
    State of domicile:  Wisconsin

    CUNA Mutual Investment Corporation is the owner of the following subsidiaries:

    a.  CUMIS Insurance Society, Inc.
        State of domicile:  Iowa

        CUMIS Insurance Society, Inc. is the owner of the following subsidiary:

        (1)   CUMIS Specialty Insurance Company, Inc.
              State of domicile: Iowa

    b.  CUNA Brokerage Services, Inc.
        State of domicile:  Wisconsin

    c.  CUNA Mutual General Agency of Texas, Inc.
        State of domicile: Texas

    d.  MEMBERS Life Insurance Company
        State of domicile: Iowa

    e.  International Commons, Inc.
        State of domicile: Wisconsin

    f.  CUNA Mutual Insurance Agency, Inc.
        State of domicile: Wisconsin

    g.  Stewart Associates Incorporated
        State of domicile: Wisconsin

    h.  CUNA Mutual Business Services, Inc.
        State of domicile: Wisconsin

    i.  Lending Call Center Services, LLC
        State of domicile: Delaware

    j.  MEMBERS Capital Advisors, Inc.
        State of domicile: Iowa
        MEMBERS Capital Advisors, Inc. is the investment adviser to Registrant

    k.  CMG Co-Investment Fund GP, Inc., General Partner
        State of domicile:  Delaware

    l.  CMG Student Lending Services, LLC
        State of domicile: Delaware

2.  CUNA Caribbean Insurance Society Limited
    Country of domicile:  Trinidad and Tobago, West Indies

    CUNA Caribbean Insurance Society Limited is the owner of the following subsidiary:

    a.  CUNA Caribbean Insurance Services Limited
        Country of domicile:  Trinidad and Tobago, West Indies

3.  CUNA Mutual Australia Holding Company Pty. Ltd.
    Country of domicile: Australia

    CUNA Mutual Australia Holding Company Pty. Ltd. is the owner of the following subsidiaries:

    a.  CUNA Mutual Life Australia, Limited
        Country of domicile:  Australia

    b.  CUNA Mutual Australia, Ltd.
        Country of domicile:  Australia

    CUNA Mutual Australia Ltd. is the owner of the following subsidiaries:

        (1)   CUNA Mutual Insurance Brokers Pty Ltd.
              Country of domicile: Australia

        (2)   CUNA Mutual Technology Services Australia Pty Ltd.
              Country of domicile: Australia

        (3)   CUNA Mutual Underwriting [Agencies] Pty Ltd.
              Country of domicile: Australia

4.  CUNA Mutual Group Holdings Europe, Ltd.
    Country of domicile:  Ireland

    CUNA Mutual Group Holdings Europe, Ltd. is the owner of the following subsidiaries:

    a.  CUNA Mutual Group Services (Ireland) Limited
        Country of domicile:  Ireland

    b.  CUNA Mutual Life Assurance (Europe), Limited
        Country of domicile:  Ireland

    c.  CUNA Mutual Insurance (Europe) Limited
        (was CUNA Mutual General Risk Services (Ireland) Limited)
        Country of domicile:  Ireland

    d.  CUNA Mutual Group, Limited
        Country of domicile: United Kingdom

5.  CMG Servicious de Mexico, S. de R. L. de C.V.
    Country of domicile: Mexico

6.  6834 Hollywood Boulevard, LLC
    State of domicile: Delaware

7.  CMIA Wisconsin, Inc.
    State of domicile: Wisconsin

    CMIA Wisconsin, Inc. is the owner of the following subsidiary:

    a.  League Insurance Agency, Inc.
        State of domicile: Connecticut

        League Insurance Agency, Inc. is the owner of the following subsidiary:

        (1)   Member Protection Insurance Plans, Inc.
              State of domicile:  Connecticut

CUNA MUTUAL INSURANCE SOCIETY, EITHER DIRECTLY OR THROUGH A WHOLLY-OWNED SUBSIDIARY, HAS A PARTIAL OWNERSHIP INTEREST IN THE FOLLOWING:

1.  The CUMIS Group Limited
    87.5% ownership by CUNA Mutual Insurance Society
    Country of domicile:  Canada

    The CUMIS Group Limited is the owner of the following subsidiaries:

    a.  CUMIS Life Insurance Company
        Country of domicile:  Canada

    b.  CUMIS General Insurance Company
        Country of domicile:  Canada

    The CUMIS Group Limited is the 50% owner of the following companies:

    a.  Credential Financial, Inc.
        Country of domicile:  Canada

    b.  CUIS Brokerage Services Limited
        Country of domicile:  Canada

        (1)   WESTCU Insurance Services Limited
              Country of domicile:  British Columbia

        (2)   North Shore Insurance Services Ltd.
              Country of domicile:  Canada

        (3)   Integris Insurance Services Ltd.
              Country of domicile: British Columbia

        (4)   Interior Savings Insurance Services, Inc.
              Country of domicile: British Columbia

        (5)   Valley First Insurance Services Ltd.
              Country of domicile: British Columbia

        (6)   Coastal Community Insurance Agencies Ltd.
              Country of domicile: British Columbia

2.  Lenders Protection, LLC
    50% ownership by CUNA Mutual Insurance Society
    State of domicile:  Delaware

3.  MEMBERS Development Company, LLC
    49% ownership by CUNA Mutual Investment Corporation
    State of domicile: Wisconsin

    MEMBERS Development Company, LLC, either directly or through a wholly-owned subsidiary, has a partial ownership interest in the following:

    a.  Brightleaf Financial Network, LLC
        State of domicile: Wisconsin

    b.  Procura, LLC
        State of domicile: California

4.  MEMBERS Trust Company
    16.4% ownership by CUNA Mutual Insurance Society
    State of domicile:  Florida

5.  CMG Mortgage Insurance Company
    50% ownership by CUNA Mutual Investment Corporation
    State of domicile:  Wisconsin

6.  CMG Mortgage Assurance Company
    50% ownership by CUNA Mutual Investment Corporation
    State of domicile:  Wisconsin

7.  CMG Mortgage Reinsurance Company
    50% ownership by CUNA Mutual Investment Corporation
    State of domicile: Wisconsin

8.  Credit Union Service Corporation
    2.6% ownership by CUNA Mutual Investment Corporation
    State of domicile: Georgia

9.  CUNA Strategic Services, Inc.
    0.13% ownership by CUNA Mutual Insurance Society
    State of domicile: Wisconsin

10. Producers Ag Insurance Group, Inc.
    22% ownership by CUNA Mutual Investment Corporation
    State of domicile: Delaware

11. Credit Union Acceptance Company, LLC
    9.56% ownership by CUNA Mutual Insurance
    Society State of domicile: Texas

12. CM CUSO Limited Partnership
    General partner: CUMIS Insurance Society, Inc.
    State of domicile: Washington

ITEM 25.  INDEMNIFICATION

    As a Delaware statutory trust, Registrant's operations are governed by its Amended and Restated Declaration of Trust dated May 29, 2008 (the "Declaration of Trust"). Generally, Delaware statutory trust shareholders are not personally liable for obligations of the Delaware statutory trust under Delaware law. The Delaware Statutory Trust Act (the "DSTA") provides that a shareholder of a trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit Delaware corporations. Registrant's Declaration of Trust expressly provides that it has been organized under the DSTA and that the Declaration of Trust is to be governed by Delaware law. It is nevertheless possible that a Delaware statutory trust, such as Registrant, might become a party to an action in another state whose courts refuse to apply Delaware law, in which case Registrant's shareholders could be subject to personal liability.

    To protect Registrant's shareholders against the risk of personal liability, the Declaration of Trust: (i) contains an express disclaimer of shareholder liability for acts or obligations of Registrant and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by Registrant or its Trustees; (ii) provides for the indemnification out of Trust property of any shareholders held personally liable for any obligations of Registrant or any series of Registrant; and (iii) provides that Registrant shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of Registrant and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (i) a court refuses to apply Delaware law; (ii) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (iii) Registrant itself would be unable to meet its obligations. In the light of Delaware law, the nature of Registrant's business and the nature of its assets, the risk of personal liability to a shareholder is remote.

    The Declaration of Trust further provides that Registrant shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of Registrant. The Declaration of Trust does not authorize Registrant to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

    Registrant also maintains directors' and officers' liability insurance for the benefit of Registrant's trustees and officers. Such persons are also covered under liability insurance policies of affiliates of Registrant.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

    The investment adviser for Registrant is MEMBERS Capital Advisors, Inc. ("MCA"). See the section in Part A entitled "Investment Adviser" for a more complete description.

    To the best of Registrant's knowledge, none of the officers and directors of MCA is or has been engaged in any other business, profession, vocation or employment of a substantial nature for the past two fiscal years, except as noted below:

NAME/ADDRESS                                        POSITION HELD
------------                                        -------------
David P. Marks                                      MEMBERS Capital Advisors, Inc.
                                                    President and Director
                                                    2005 - Present

                                                    CUNA Mutual Insurance Society
                                                    EVP, Chief Officer - Investment
                                                    2005 - Present

                                                    CUNA Mutual Life Insurance Company
                                                    EVP, Chief Officer - Investment
                                                    2005 - 2007

John W. Petchler                                    MEMBERS Capital Advisors, Inc.
                                                    Vice President
                                                    2005 - Present

Kurt Y. Lin                                         MEMBERS Capital Advisors, Inc.
                                                    Vice President
                                                    2008 - Present

James H. Metz                                       MEMBERS Capital Advisors, Inc.
                                                    Vice President
                                                    2007 - Present

Mary E. Hoffmann                                    MEMBERS Capital Advisors, Inc.
                                                    Treasurer:  2007 - Present
                                                    Secretary: 2008 - Present
                                                    Director: 2007 - 2008

Thomas J. Merfeld                                   MEMBERS Capital Advisors, Inc.
                                                    Vice President
                                                    2008 - Present

                                                    MEMBERS Capital Advisors, Inc.
                                                    Director
                                                    2006 - 2008

                                                    CUNA Mutual Insurance Society
                                                    VP - Chief Risk Officer
                                                    2005 - Present

Timothy S. Halevan                                  MEMBERS Capital Advisors, Inc.
                                                    Vice President - Chief Compliance Officer
                                                    2009 - Present

                                                    CUNA Brokerage Services, Inc.
                                                    Vice President - Chief Compliance Officer
                                                    2001 - Present

Scott R. Powell                                     MEMBERS Capital Advisors, Inc.
                                                    Vice President-Managing Director-Common Stock and MAP
                                                    2008 - Present

                                                    MEMBERS Capital Advisors, Inc.
                                                    Managing Director-Managed Accounts and Funds
                                                    2006 - 2008

Tracy K. Lien                                       MEMBERS Capital Advisors, Inc.
                                                    Assistant Secretary
                                                    1999 - Present

*The principal business address of these persons is: 5910 Mineral Point Road, Madison, Wisconsin 53705.

ITEM 27.  PRINCIPAL UNDERWRITER

a. CUNA Brokerage Services, Inc. ("CBSI"), a registered broker-dealer, is the principal distributor of Registrant's shares. CBSI does not act as principal underwriter, depositor or investment adviser for any investment company other than Registrant, Ultra Series Fund, CUNA Mutual Variable Life Insurance Account and CUNA Mutual Variable Annuity Account. The principal business address for CBSI is 2000 Heritage Way, Waverly, Iowa 50677.

b. To the best of Registrant's knowledge, the officers and directors of CBSI are as follows:

NAME AND PRINCIPAL         POSITIONS AND OFFICES                       POSITIONS AND OFFICES
BUSINESS ADDRESS           WITH THE UNDERWRITER                        WITH REGISTRANT
----------------           --------------------                        ---------------
Steve H. Dowden*           Director, Chairman & President/ CEO         None

Timothy S. Halevan*        Chief Compliance Officer                    None

David J. Hughes**          Secretary & Treasurer                       None

Pamela M. Krill*           Vice President, Managing Associate          None
                           General Counsel

Kevin T. Lenz*             Director                                    None

Tracy K. Lien*             Assistant Secretary                         None

NAME AND PRINCIPAL         POSITIONS AND OFFICES                       POSITIONS AND OFFICES
BUSINESS ADDRESS           WITH THE UNDERWRITER                        WITH REGISTRANT
----------------           --------------------                        ---------------
James H. Metz*             Director                                    None

Mark T. Warshauer*         Director                                    None

*The principal business address of these persons is: 5910 Mineral Point Road, Madison, Wisconsin 53705.
**The principal business address of these persons is: 2000 Heritage Way, Waverly, Iowa 50677.

c. There have been no commissions or other compensation paid by Registrant to unaffiliated principal underwriters.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS

    The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained by:

    a.  MEMBERS Capital Advisors, Inc.
        5910 Mineral Point Road
        Madison, WI 53705

    b.  CUNA Mutual Insurance Society
        5910 Mineral Point Road
        Madison, WI 53705

    c.  Boston Financial Data Services
        30 Dan Road
        Canton, MA 02021

    d.  State Street Bank & Trust Company
        801 Pennsylvania
        Kansas City, MO 64105

ITEM 29.  MANAGEMENT SERVICES

Not applicable.

ITEM 30.  UNDERTAKINGS

Not applicable.

                                   SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Madison, State of Wisconsin, on the 20th day of February, 2009.

                              MEMBERS MUTUAL FUNDS

                              By:   /s/David P. Marks
                                    -----------------
                                    David P. Marks
                                    President

   Pursuant to the requirements of the Securities Act, this registration statement has been signed below by the following persons in the capacities and on the date(s) indicated.

SIGNATURES                                    TITLE                                 DATE
/s/David P. Marks                             President and Trustee (Principal      February 20, 2009
----------------------------------------      Executive Officer)
David P. Marks

/s/Holly S. Baggot                            Treasurer (Principal Financial        February 20, 2009
----------------------------------------      Officer)
Holly S. Baggot

*                                             Trustee and Chairman                  February 20, 2009
----------------------------------------
Rolf F. Bjelland

*                                             Trustee                               February 20, 2009
----------------------------------------
Linda S. Foltz

*                                             Trustee                               February 20, 2009
----------------------------------------
Steven P. Riege

*                                             Trustee                               February 20, 2009
----------------------------------------
Richard E. Struthers

*By:   /s/Pamela M. Krill
       ------------------
       Pamela M. Krill

       *Pursuant to Power of Attorney (see Exhibit (q) to this Registration
        Statement)

                                                      EXHIBIT INDEX

                                                                                                                FILED
                               EXHIBIT                       INCORPORATED BY REFERENCE TO                       HEREWITH
                               -------                       ----------------------------                       --------
(a.1)      Amended and Restated Declaration of Trust                                                               X
           dated May 29, 2008

(a.2)      Certificate of Trust                              Post-Effective Amendment ("PEA") No. 23 to
                                                             this Form N-1A Registration Statement filed on
                                                             December 26, 2007

(b)        Not Applicable

(c) Incorporated by reference to the Declaration of Trust

(d.1)      Amended and Restated Management                   PEA No. 23 to this Form N-1A Registration
           Agreement with MEMBERS Capital Advisors,          Statement filed on December 26, 2007
           Inc. effective November 29, 2007

(d.2)      Amended Investment Sub-Advisory Agreement         PEA No. 6 to this Form N-1A Registration
           with Lazard Asset Management effective            Statement filed on December 15, 2000
           October 31, 2000

(d.3a)     Investment Sub-Advisory Agreement with            PEA No. 8 to this Form N-1A Registration
           Wellington Management Company, LLP                Statement filed on February 24, 2003
           effective May 1, 2002

(d.3b)     Letter Agreement with Wellington                  PEA No. 17 to this Form N-1A Registration
           Management Company, LLP effective                 Statement filed on December 8, 2006
           February 28, 2006

(d.3c)     Investment Sub-Advisory Agreement with            PEA No. 7 to this Form N-1A Registration
           Wellington Management Company, LLP                Statement filed on February 23, 2001
           effective February 15, 2001

(d.3d)     Letter Agreement with Wellington                  PEA No. 7 to this Form N-1A Registration
           Management Company, LLP dated January 26,         Statement filed on February 23, 2001
           2001

(d.4e)     Investment Sub-Advisory Agreement with            PEA No. 17 to this Form N-1A Registration
           Wellington Management Company, LLC                Statement filed on December 8, 2006
           effective January 14, 2005

(d.4f)     Investment Sub-Advisory Agreement with            PEA No. 17 to this Form N-1A Registration
           Wellington Management Company, LLC                Statement filed on December 8, 2006
           effective December 15, 2006

(d.5c)     Expense Limitation Agreement between                                                                    X
           MEMBERS Mutual Funds and MEMBERS
           Capital Advisors, Inc., effective February 28,
           2009

                                                                                                                FILED
                               EXHIBIT                       INCORPORATED BY REFERENCE TO                       HEREWITH
                               -------                       ----------------------------                       --------
(d.6)      Investment Sub-Advisory Agreement with            PEA No. 11 to this Form N-1A Registration
           Shenkman Capital Management effective             Statement filed on February 28, 2005
           January 14, 2005

(d.7)      Investment Sub-Advisory Agreement with            PEA No. 17 to this Form N-1A Registration
           Paradigm Asset Management Co., LLC                Statement filed on December 8, 2006
           effective December 15, 2006

(e.1)      Amended and Restated Distribution Agreement       PEA No. 24 to this Form N-1A Registration
           with CUNA Brokerage Services, Inc. dated          Statement filed on February 28, 2008
           February 28, 2008

(e.2)      Form of Dealer Agreement                                                                                X

(f)        Not Applicable

(g.1a)     Custodian Agreement with State Street Bank        Pre-Effective Amendment No. 2 to this Form
           and Trust Company dated October 28, 1997          N-1A Registration Statement filed on
                                                             November 12, 1997

(g.1b)     Letter Agreement with State Street Bank and       PEA No. 5 to this Form N-1A Registration
           Trust Company dated January 18, 2000              Statement filed on February 23, 2000

(g.1c)     Amendment No. 2 to Custodian Agreement            PEA No. 7 to this Form N-1A Registration
           with State Street Bank and Trust Company          Statement filed on February 23, 2001
           dated January 18, 2000

(g.1d)     Amendment to Custody Agreement with State         PEA No. 8 to this Form N-1A Registration
           Street Bank and Trust Company Amendment,          Statement filed on February 27, 2002
           dated March 14, 2001

(h.1)      Administration Agreement with State Street        PEA No. 7 to this Form N-1A Registration
           Bank and Trust Company dated October 30,          Statement filed on February 23, 2001
           2000

(h.2a)     Transfer Agency and Service Agreement with        PEA No. 8 to this Form N-1A Registration
           State Street Bank and Trust Company dated         Statement filed on February 27, 2002
           November 20, 2000

(h.2b)     Amendment to Transfer Agency and Services         PEA No. 8 to this Form N-1A Registration
           Agreement with State Street Bank and Trust        Statement filed on February 24, 2003
           Company dated January 1, 2003

(h.2c)     Amendment to Transfer Agency and Services         PEA No. 22 to this Form N-1A Registration
           Agreement dated October 1, 2003                   Statement filed on November 5, 2007

                                                                                                                FILED
                               EXHIBIT                       INCORPORATED BY REFERENCE TO                       HEREWITH
                               -------                       ----------------------------                       --------
(h.3a)     Investment Accounting Agreement with State        PEA No. 6 to this Form N-1A Registration
           Street Bank and Trust Company dated               Statement filed on December 15, 2000
           October 28, 2000

(h.3b)     Second Amendment to Investment Accounting         PEA No. 11 to this Form N-1A Registration
           Agreement with State Street Bank and Trust        Statement filed on February 28, 2005
           Company dated November 5, 2004

(i.1a)     Opinion and Consent of Sutherland, Asbill &       Pre-Effective Amendment No. 2 to this Form
           Brennan LLP dated November 12, 1997               N-1A Registration Statement filed on
                                                             November 12, 1997

(i.1b)     Opinion and Consent of Sutherland, Asbill &       PEA No. 5 to this Form N-1A Registration
           Brennan LLP dated February 17, 2000               Statement filed on February 23, 2000

(i.1c)     Opinion and Consent of Sutherland, Asbill &       PEA No. 7 to this Form N-1A Registration
           Brennan LLP dated February 22, 2001               Statement filed on February 23, 2001

(i.1d)     Opinion and Consent of Steven R. Suleski          PEA No. 24 to this Form N-1A Registration
           dated February 28, 2008                           Statement filed on February 28, 2008

(j)        Consent of Deloitte & Touche LLP                                                                        X

(k)        Not Applicable

(l.1)      Subscription Agreement with CUNA Mutual           Pre-Effective Amendment No. 2 to this Form
           Insurance Society dated November 7, 1997          N-1A Registration Statement filed on
                                                             November 12, 1997

(1.2a)     Subscription Agreement with CUNA Mutual           Pre-Effective Amendment No. 2 to this Form
           Life Insurance Company dated November 7,          N-1A Registration Statement filed on
           1997                                              November 12, 1997

(1.2b)     Subscription Agreement with CUNA Mutual           PEA No. 7 to this Form N-1A Registration
           Life Insurance Company dated February 19,         Statement filed on February 23, 2001
           2001

(1.2c)     Subscription Agreement with CUNA Mutual           PEA No. 17 to this Form N-1A Registration
           Life Insurance Company dated June 16, 2006        Statement filed on December 8, 2006

(l.2d)     Subscription Agreement with CUNA Mutual           PEA No. 17 to this Form N-1A Registration
           Life Insurance Company dated November 30,         Statement filed on December 8, 2006
           2006

(l.3a)     Subscription Agreement with CUMIS                 PEA No. 2 to this Form N-1A Registration
           Insurance Society, Inc. dated November 7,         Statement filed on February 10, 1999
           1997

(1.3b)     Subscription Agreement with CUMIS                 PEA No. 5 to this Form N-1A Registration
           Insurance Society, Inc. dated February 17, 2007   Statement filed on February 23, 2000

                                                                                                                FILED
                               EXHIBIT                       INCORPORATED BY REFERENCE TO                       HEREWITH
                               -------                       ----------------------------                       --------
(l.4)      Subscription Agreement with MEMBERS               PEA No. 23 to this Form N-1A Registration
           Capital Advisors, Inc. dated December 17,         Statement filed on December 26, 2007
           2007

(m.1a)     Amended and Restated Service Plan for Class       PEA No. 23 to this Form N-1A Registration
           A Shares dated November 29, 2007                  Statement filed on December 26, 2007

(m.2a)     Amended and Restated Distribution and             PEA No. 23 to this Form N-1A Registration
           Service Plan for Class B Shares dated             Statement filed on December 26, 2007
           November 29, 2007

(m.3)      Distribution and Service Plan for Class C         PEA No. 24 to this Form N-1A Registration
           Shares dated February 28, 2008                    Statement filed on February 28, 2008

(n)        Amended and Restated Plan for Multiple                                                                  X
           Classes of Shares dated May 29, 2008

(o)        Not Applicable

(p.1)      Amended and Restated MEMBERS Capital                                                                    X
           Advisors, Inc., MEMBERS Mutual Funds and
           the Ultra Series Funds Code of Ethics dated
           August 21, 2008

(p.2)      Lazard Asset Management LLC Code of Ethics
           dated November 2008                                                                                     X

(p.3)      CUNA Brokerage Services, Inc. Code of Ethics                                                            X
           dated April 2008

(p.4)      Wellington Management Company, LLP Code                                                                 X
           of Ethics dated October 1, 2008

(p.5)      Shenkman Capital Management, Inc. Code of                                                               X
           Ethics dated July 1, 2008

(p.6)      Paradigm Asset Management Co., LLC Code                                                                 X
           of Ethics dated July 1, 2008

(q)        Powers of Attorney for each Trustee of                                                                  X
           MEMBERS Mutual Funds

--------------------
X  Filed herewith.